PROSPECTUS

PROSPECTUS

SEPTEMBER 30, 2004

CLASSES A, B AND C

DOMESTIC EQUITY GROWTH FUNDS

ING GROWTH FUND
ING SMALL COMPANY FUND

DOMESTIC EQUITY INDEX FUNDS

ING INDEX PLUS LARGECAP FUND
ING INDEX PLUS MIDCAP FUND
ING INDEX PLUS SMALLCAP FUND

DOMESTIC EQUITY VALUE FUND

ING VALUE OPPORTUNITY FUND

DOMESTIC EQUITY AND INCOME FUNDS

ING BALANCED FUND
ING EQUITY INCOME FUND (FORMERLY,
  ING GROWTH AND INCOME FUND)

STRATEGIC ALLOCATION FUNDS

ING STRATEGIC ALLOCATION GROWTH FUND
ING STRATEGIC ALLOCATION BALANCED FUND
ING STRATEGIC ALLOCATION INCOME FUND

[GRAPHIC]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE CLASS A, CLASS B AND CLASS C SHARES OF CERTAIN ING FUNDS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR
INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[ING FUNDS LOGO]

                                                                   WHAT'S INSIDE

[GRAPHIC]

OBJECTIVE

[GRAPHIC]

INVESTMENT STRATEGY

[GRAPHIC]

RISKS


These pages contain a description of each of our Funds included in this Prospectus, including each Fund's objective, investment strategy and risks.


You'll also find:

[GRAPHIC]

HOW THE FUND HAS PERFORMED

HOW THE FUND HAS PERFORMED. A chart that shows each Fund's financial performance for the past ten years (or since inception, if shorter).

[GRAPHIC]

WHAT YOU PAY TO INVEST

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.


INTRODUCTION TO THE FUNDS                         1
FUNDS AT A GLANCE                                 2

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund                                   4
ING Small Company Fund                            6

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund                      8
ING Index Plus MidCap Fund                       10
ING Index Plus SmallCap Fund                     12

DOMESTIC EQUITY VALUE FUND
ING Value Opportunity Fund                       14

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund                                16
ING Equity Income Fund                           18

STRATEGIC ALLOCATION FUNDS                       20
ING Strategic Allocation Growth Fund             23
ING Strategic Allocation Balanced Fund           24
ING Strategic Allocation Income Fund             25

WHAT YOU PAY TO INVEST                           27
SHAREHOLDER GUIDE                                31
MANAGEMENT OF THE FUNDS                          38
DIVIDENDS, DISTRIBUTIONS AND TAXES               41
MORE INFORMATION ABOUT RISKS                     42
FINANCIAL HIGHLIGHTS                             46
WHERE TO GO FOR MORE INFORMATION         Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY GROWTH FUNDS
   ING's Domestic Equity Growth Funds seek long-term growth of capital. They may suit you if you:
   -  are investing for the long-term -- at least several years; and
   - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY INDEX FUNDS
   ING's Domestic Equity Index Funds seek to outperform the total return performance of the predetermined indices.
   They may suit you if you:
   -  are investing for the long-term -- at least several years; and
   - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY VALUE FUND
   ING's Value Opportunity Fund seeks growth of capital.
   The Fund may suit you if you:
   -  are investing for the long-term -- at least several years; and
   - are willing to accept risk in exchange for the potential for long-term growth of capital.

DOMESTIC EQUITY AND INCOME FUNDS
   ING's Domestic Equity and Income Funds seek income and growth of capital. They may suit you if you:
   -  want both regular income and the potential for capital appreciation; and
   - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth, Domestic Equity Index or Domestic Equity Value Funds.

STRATEGIC ALLOCATION FUNDS
   ING's Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals. They generally seek capital appreciation and/or total return.
   They may suit you if you:
   -  are investing for the long-term -- at least five years.

[SIDENOTE]

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Funds, please call your financial consultant or us at 1-800-992-0180.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   INTRODUCTION TO THE FUNDS 1

FUNDS AT A GLANCE

This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

FUND                                             INVESTMENT OBJECTIVE
-----------------------------------------------  ----------------------------------------------------------------
DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund                                  Growth of capital
Adviser: ING Investments, LLC
Sub-Adviser: ING Investment Management Co.

ING Small Company Fund                           Growth of capital
Adviser: ING Investments, LLC
Sub-Adviser: ING Investment Management Co.

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund                     Outperform the total return performance of the Standard & Poor's
Adviser: ING Investments, LLC                    500 Composite Stock Price Index ("S&P 500 Index") while
Sub-Adviser: ING Investment Management Co.       maintaining a market level of risk

ING Index Plus MidCap Fund                       Outperform the total return performance of the Standard & Poor's
Adviser: ING Investments, LLC                    MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a
Sub-Adviser: ING Investment Management Co.       market level of risk

ING Index Plus SmallCap Fund                     Outperform the total return performance of the Standard & Poor's
Adviser: ING Investments, LLC                    SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining
Sub-Adviser: ING Investment Management Co.       a market level of risk

DOMESTIC EQUITY VALUE FUND
ING Value Opportunity Fund                       Growth of capital
Adviser: ING Investments, LLC
Sub-Adviser: ING Investment Management Co.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund                                Maximize total return with reasonable safety of principal
Adviser: ING Investments, LLC
Sub-Adviser: ING Investment Management Co.

ING Equity Income Fund                           Long-term growth of capital and income
Adviser: ING Investments, LLC
Sub-Adviser: Wellington Management Company, LLP

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Growth Fund             Capital appreciation
Adviser: ING Investments, LLC
Sub-Adviser: ING Investment Management Co.

ING Strategic Allocation Balanced Fund           Provide total return (I.E., income and capital appreciation, both
Adviser: ING Investments, LLC                    realized and unrealized)
Sub-Adviser: ING Investment Management Co.

ING Strategic Allocation Income Fund             Provide total return consistent with preservation of capital
Adviser: ING Investments, LLC
Sub-Adviser: ING Investment Management Co.

2 FUNDS AT A GLANCE

FUND                                             MAIN INVESTMENTS                        MAIN RISKS
-----------------------------------------------  --------------------------------------  -------------------------------------------
DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund                                  Equity securities of large U.S.         Price volatility and other risks that
Adviser: ING Investments, LLC                    companies.                              accompany an investment in equity
Sub-Adviser: ING Investment Management Co.                                               securities.

ING Small Company Fund                           Equity securities of small-sized U.S.   Price volatility and other risks that
Adviser: ING Investments, LLC                    companies.                              accompany an investment in equity
Sub-Adviser: ING Investment Management Co.                                               securities of growth-oriented and
                                                                                         small-sized companies. Particularly
                                                                                         sensitive to price swings during periods
                                                                                         of economic uncertainty.

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund                     Equity securities included in the S&P   Price volatility and other risks that
Adviser: ING Investments, LLC                    500 Index.                              accompany an investment in equity
Sub-Adviser: ING Investment Management Co.                                               securities.

ING Index Plus MidCap Fund                       Equity securities included in the S&P   Price volatility and other risks that
Adviser: ING Investments, LLC                    MidCap 400 Index.                       accompany an investment in equity
Sub-Adviser: ING Investment Management Co.                                               securities.

ING Index Plus SmallCap Fund                     Equity securities included in the S&P   Price volatility and other risks that
Adviser: ING Investments, LLC                    SmallCap 600 Index.                     accompany an investment in equity
Sub-Adviser: ING Investment Management Co.                                               securities.

DOMESTIC EQUITY VALUE FUND
ING Value Opportunity Fund                       Equity securities of large U.S.         Price volatility and other risks that
Adviser: ING Investments, LLC                    companies believed to be undervalued.   accompany an investment in equity
Sub-Adviser: ING Investment Management Co.                                               securities.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund                                A mix of equity and debt securities.    Price volatility and other risks that
Adviser: ING Investments, LLC                                                            accompany an investment in equity
Sub-Adviser: ING Investment Management Co.                                               securities; credit, interest rate and
                                                                                         other risks that accompany an investment
                                                                                         in debt securities.

ING Equity Income Fund                           Equity securities of large              Price volatility and other risks that
Adviser: ING Investments, LLC                    dividend-paying U.S. companies.         accompany an investment in equity
Sub-Adviser: Wellington Management Company, LLP                                          securities and dividend-paying companies.

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Growth Fund             A mix of equity and debt securities.    Price volatility and other risks that
Adviser: ING Investments, LLC                                                            accompany an investment in equity
Sub-Adviser: ING Investment Management Co.                                               securities; credit, interest rate and
                                                                                         other risks that accompany an investment
                                                                                         in debt securities.

ING Strategic Allocation Balanced Fund           A mix of equity and debt securities.    Price volatility and other risks that
Adviser: ING Investments, LLC                                                            accompany an investment in equity
Sub-Adviser: ING Investment Management Co.                                               securities; credit, interest rate and
                                                                                         other risks that accompany an investment
                                                                                         in debt securities.

ING Strategic Allocation Income Fund             A mix of equity and debt securities.    Price volatility and other risks that
Adviser: ING Investments, LLC                                                            accompany an investment in equity
Sub-Adviser: ING Investment Management Co.                                               securities; credit, interest rate and
                                                                                         other risks that accompany an investment
                                                                                         in debt securities.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.
                                                            FUNDS AT A GLANCE 3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING GROWTH FUND                                    ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

INVESTMENT STRATEGY

[GRAPHIC]

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing the Fund, the Sub-Adviser:

- Emphasizes stocks of larger companies, although the Fund may invest in companies of any size.

- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates but whose perceived value is not reflected in the stock price.

- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

The Fund may invest in derivative instruments and foreign securities. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

GROWTH INVESTING -- growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

SMALL-/MID-SIZED
COMPANIES -- the stocks of small- and mid-sized companies may be more susceptible to price swings than those of larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

RISKS OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

RISKS OF FOREIGN INVESTING -- foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

4 ING Growth Fund

                                                                 ING GROWTH FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

[CHART]

1994
1995   33.38
1996   21.26
1997   21.88
1998   37.51
1999   34.71
2000  (12.83)
2001  (27.53)
2002  (29.21)
2003   29.88

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

          Best and worst quarterly performance during this period:

                           4th quarter 1998:  23.26%
                           1st quarter 2001: (23.66)%


The Fund's Class A shares' year-to-date total return as of June 30, 2004:

                                      0.95%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 1000 Growth Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                                5 YEARS              10 YEARS
                                                                                1 YEAR  (OR LIFE OF CLASS)(1)  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                          %   22.41          (5.91)                7.65
     Class A Return After Taxes on Distributions(2)                          %   22.41          (7.36)                5.52
     Class A Return After Taxes on Distributions and Sale of Fund Shares(2)  %   14.57          (5.34)                5.71
     Russell 1000 Growth Index (reflects no deduction for fees,
     expenses, or taxes)(3)                                                  %   29.75          (5.11)                9.97(4)
     Class B Return Before Taxes (5)                                         %   23.94          (6.22)                 N/A
     Russell 1000 Growth Index (reflects no deduction for fees,
     expenses, or taxes)(3)                                                  %   29.75          (5.49)(6)              N/A
     Class C Return Before Taxes(7)                                          %   27.86          (5.51)               (3.30)
     Russell 1000 Growth Index (reflects no deduction for fees,
     expenses, or taxes)(3)                                                  %   29.75          (5.11)               (2.17)(8)


(1) On February 2, 1998, the Fund re-designated Adviser Class shares as Class A shares. Class A, Class B, and Class C shares commenced operations on April 15, 1994, March 1, 1999, and June 30, 1998, respectively.

(2)  Reflects deduction of sales charge of 5.75%.

(3) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(4) The Index return for Class A shares is for the period beginning April 1, 1994.

(5) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and Life of Class returns.

(6) The Index return for Class B shares is for the period beginning March 1, 1999.

(7)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(8) The Index return for Class C shares is for the period beginning July 1, 1998.


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                              ING GROWTH FUND 5

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                             ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

INVESTMENT STRATEGY

[GRAPHIC]

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks and securities convertible into common stock of small-capitalization companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


The Sub-Adviser defines small-capitalization companies as companies that are included in the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index) or the Russell 2000 Index at the time of purchase, or if not included in the Index, have market capitalizations of between $51 million and $3 billion. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 and Russell 2000 Indices change. At June 30, 2004, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $51 million and the largest company had a market capitalization of $3 billion. At June 30, 2004, the smallest company in the Russell 2000 Index had a market capitalization of $70 million and the largest company had a market capitalization of $1.95 billion. In managing the Fund, the Sub-Adviser:


- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

-  May invest, to a limited extent, in foreign stocks.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

MARKET TRENDS -- from time to time, the stock market may not favor the mix of growth-oriented and value-oriented securities in which the Fund invests. Rather, the market could favor more speculative growth-oriented securities or more value-oriented securities.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small-cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

RISKS OF FOREIGN INVESTING -- some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

RISKS OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


A more detailed discussion of the Risks is available in the "More Information About Risks" section.

6 ING SMALL COMPANY FUND

                                                          ING SMALL COMPANY FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

[CHART]

1994
1995    47.11
1996    12.79
1997    32.26
1998     1.12
1999    30.59
2000     7.44
2001     3.51
2002   (23.95)
2003    39.34

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

          Best and worst quarterly performance during this period:

                           1st quarter 2000:  28.46%
                           3rd quarter 2002: (19.35)%


The Fund's Class A shares' year-to-date total return as of June 30, 2004:

                                      2.65%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance the Russell 2000 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                               5 YEARS                10 YEARS
                                                                                1 YEAR  (OR LIFE OF CLASS)(1)  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                          %   31.32           7.72                 12.59
     Class A Return After Taxes on Distributions(2)                          %   31.32           6.64                  9.63
     Class A Return After Taxes on Distributions and Sale of Fund Shares(2)  %   20.37           5.97                  9.19
     Russell 2000 Index (reflects no deduction for fees, expenses,
       or taxes)(3)                                                          %   47.25           7.13                 10.03(4)
     Class B Return Before Taxes(5)                                          %   33.41           9.87                   N/A
     Russell 2000 Index (reflects no deduction for fees, expenses,
       or taxes)(3)                                                          %   47.25           8.98(6)                N/A
     Class C Return Before Taxes(7)                                          %   37.19           8.16                  6.28
     Russell 2000 Index (reflects no deduction for fees, expenses,
       or taxes)(3)                                                          %   47.25           7.13                  5.04(8)


(1) On February 2, 1998, the Fund re-designated Adviser Class shares as Class A shares. Class A, Class B, and Class C shares commenced operations on April 15, 1994, March 1, 1999, and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 5.75%.
(3) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(4) The Index return for Class A shares is for the period beginning April 1, 1994.
(5) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and Life of Class returns.
(6) The Index return for Class B shares is for the period beginning March 1, 1999.

(7)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(8) The Index return for Class C shares is for the period beginning July 1, 1998.



               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       ING SMALL COMPANY FUND 7

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                       ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks to outperform the total return performance of the S&P 500 Index, while maintaining a market level of risk.

INVESTMENT STRATEGY

[GRAPHIC]

The Fund invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Sub-Adviser generally includes in the Fund between 400 and 450 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

RISKS OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.


A more detailed discussion of the Risks is available in the "More Information About Risks" section.


8 ING INDEX PLUS LARGECAP FUND

                                                    ING INDEX PLUS LARGECAP FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

[CHART]

1994
1995
1996
1997
1998    32.12
1999    24.28
2000    (9.72)
2001   (14.22)
2002   (22.07)
2003    25.35

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

          Best and worst quarterly performance during this period:

                            4th quarter 1998:  22.40%
                            3rd quarter 2002: (17.40)%


The Fund's Class A shares' year-to-date total return as of June 30, 2004:

                                      2.77%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                               5 YEARS                10 YEARS
                                                                                1 YEAR  (OR LIFE OF CLASS)(1)  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                          %   21.59         (1.82)                  6.02
     Class A Return After Taxes on Distributions(2)                          %   21.46         (2.01)                  5.17
     Class A Return After Taxes on Distributions and Sale of Fund Shares(2)  %   14.17         (1.65)                  4.67
     S&P 500 Index (reflects no deduction for fees, expenses, or taxes)(3)   %   28.71         (0.57)                  6.75(4)
     Class B Return Before Taxes(5)                                          %   19.46         (2.66)                   N/A
     S&P 500 Index (reflects no deduction for fees, expenses, or taxes)(3)   %   28.71         (0.77)(6)                N/A
     Class C Return Before Taxes(7)                                          %   23.72         (1.71)                  0.32
     S&P 500 Index (reflects no deduction for fees, expenses, or taxes)(3)   %   28.71         (0.57)                  1.12(8)


(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on February 3, 1997, March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 3.00%.
(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The Index return for Class A shares is for the period beginning February 1, 1997.
(5) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and Life of Class returns.
(6) The Index return for Class B shares is for the period beginning March 1, 1999.

(7)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(8) The Index return for Class C shares is for the period beginning July 1, 1998.


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING INDEX PLUS MIDCAP FUND 9

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                         ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks to outperform the total return performance of the S&P MidCap 400 Index, while maintaining a market level of risk.

INVESTMENT STRATEGY

[GRAPHIC]


The Fund invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. At June 30, 2004, the smallest company in the S&P MidCap 400 Index had a market capitalization of $342.5 million and the largest company had a market capitalization of $8.3 billion.


In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

MID-SIZED COMPANIES -- the stocks of medium-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

RISKS OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.


A more detailed discussion of the Risks is available in the "More Information About Risks" section.


10 ING INDEX PLUS MIDCAP FUND

                                                      ING INDEX PLUS MIDCAP FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

[CHART]

1994
1995
1996
1997
1998
1999    15.38
2000    19.59
2001    (1.86)
2002   (12.63)
2003    31.58

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

          Best and worst quarterly performance during this period:

                            4th quarter 1999:  18.76%
                            3rd quarter 2002: (15.49)%


The Fund's Class A shares' year-to-date total return as of June 30, 2004:

                                      6.68%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                               5 YEARS                10 YEARS
                                                                                1 YEAR  (OR LIFE OF CLASS)(1)  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                          %   27.63           8.59                 11.10
     Class A Return After Taxes on Distributions(2)                          %   27.58           6.34                  9.13
     Class A Return After Taxes on Distributions and Sale of Fund Shares(2)  %   17.96           6.01                  8.45
     S&P MidCap 400 Index (reflects no deduction for fees,
     expenses, or taxes)(3)                                                  %   35.62           9.21                 11.32(4)
     Class B Return Before Taxes(5)                                          %   25.55          10.48                   N/A
     S&P MidCap 400 Index (reflects no deduction for fees,
     expenses, or taxes)(3)                                                  %   35.62          11.68(6)                N/A
     Class C Return Before Taxes(7)                                          %   29.81           8.70                 10.27
     S&P MidCap 400 Index (reflects no deduction for fees,
     expenses, or taxes)(3)                                                  %   35.62           9.21                 10.17(8)



(1) Class A, Class B and Class C shares commenced operations on February 3, 1998, March 1, 1999 and June 30, 1998, respectively.

(2)  Reflects deduction of sales charge of 3.00%.
(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4) The Index return for Class A shares is for the period beginning February 1, 1998.
(5) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and Life of Class returns.
(6) The Index return for Class B shares is for the period beginning March 1, 1999.

(7)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(8) The Index return for Class C shares is for the period beginning July 1, 1998.


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING INDEX PLUS MIDCAP FUND 11

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                       ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks to outperform the total return performance of the S&P SmallCap 600 Index, while maintaining a market level of risk.

INVESTMENT STRATEGY

[GRAPHIC]


The Fund invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. At June 30, 2004, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $51 million and the largest company had a market capitalization of $3 billion.


In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Fund may invest in derivative Instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

RISKS OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expense to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.


12 ING INDEX PLUS SMALLCAP FUND

                                                    ING INDEX PLUS SMALLCAP FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

[CHART]

1994
1995
1996
1997
1998
1999     9.94
2000     7.58
2001     2.97
2002   (12.56)
2003    35.50

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

          Best and worst quarterly performance during this period:

                           2nd quarter 2003:  18.16%
                           3rd quarter 2002: (17.02)%


The Fund's Class A shares' year-to-date total return as of June 30, 2004:

                                      9.51%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P SmallCap 600 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                               5 YEARS               10 YEARS
                                                                                1 YEAR  (OR LIFE OF CLASS)(1)  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                          %   31.43         6.95                   5.81
     Class A Return After Taxes on Distributions(2)                          %   31.43         6.90                   5.75
     Class A Return After Taxes on Distributions and Sale of Fund Shares(2)  %   20.46         6.00                   5.01
     S&P SmallCap 600 Index (reflects no deduction for fees,
     expenses, or taxes)(3)                                                  %   38.79         9.67                   8.23(4)
     Class B Return Before Taxes(5)                                          %   29.54         9.05                    N/A
     S&P SmallCap 600 Index (reflects no deduction for fees,
     expenses, or taxes)(3)                                                  %   38.79        12.48(6)                 N/A
     Class C Return Before Taxes(7)                                          %   33.93         7.06                   5.06
     S&P SmallCap 600 Index (reflects no deduction for fees,
     expenses, or taxes)(3)                                                  %   38.79         9.67                   7.33(8)



(1) Class A, Class B and Class C shares commenced operations on February 3, 1998, March 1, 1999 and June 30, 1998, respectively.

(2)  Reflects deduction of sales charge of 3.00%.
(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $600 million.

(4) The Index return for Class A shares is for the period beginning February 1, 1998.
(5) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and Life of Class returns.
(6) The Index return for Class B shares is for the period beginning March 1, 1999.

(7)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(8) The Index return for Class C shares is for the period beginning July 1, 1998.


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING INDEX PLUS SAMLLCAP FUND 13

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING VALUE OPPORTUNITY FUND                         ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

INVESTMENT STRATEGY

[GRAPHIC]


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks.

In managing the Fund, the Sub-Adviser may invest in companies of any size, although it tends to invest a majority of its assets in companies with a market capitalization greater than $1 billion. The Sub-Adviser focuses on investing in securities of large companies, which are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1000 largest companies as measured by equity market capitalization. The market capitalization of large companies will change with market conditions. The equity securities in which the Fund may invest include common stocks and ADRs.


Within this universe, the Sub-Adviser uses a disciplined value approach to select investments that the Sub-Adviser considers to be undervalued compared to the overall stock market and whose stock price does not adequately reflect its favorable fundamental characteristics, including a strong financial position, experienced management team, and a leading or growing competitive market position. The Sub-Adviser uses a quantitative screening process and fundamental analysis to determine which undervalued stocks appear to have a catalyst to increase share price. The Sub-Adviser will consider selling a security when company business fundamentals deteriorate, when price objectives are reached, or when better investment opportunities present themselves.


The Fund may invest the remaining 35% of its assets in other types of securities including foreign securities and securities of smaller companies.


The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

VALUE INVESTING -- stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.


SMALL-/MID-SIZED COMPANIES -- the stocks of small and mid-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They also tend to be more volatile and less liquid than stocks of larger companies.

RISKS OF FOREIGN INVESTING -- foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

14 ING VALUE OPPORTUNITY FUND

                                                      ING VALUE OPPORTUNITY FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

[CHART]

1994
1995
1996
1997
1998
1999    19.29
2000     8.24
2001   (10.41)
2002   (26.11)
2003    23.78

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

          Best and worst quarterly performance during this period:

                           4th quarter 1999:  16.31%
                           3rd quarter 2002: (19.71)%


The Fund's Class A shares' year-to-date total return as of June 30, 2004:

                                      2.43%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance the Russell 1000 Value Index, Russell 1000 Index, and Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                              5 YEARS                10 YEARS
                                                                                1 YEAR  (OR LIFE OF CLASS)(1)  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                          %   16.66         (0.06)                  2.71
     Class A Return After Taxes on Distributions(2)                          %   16.60         (1.24)                  1.68
     Class A Return After Taxes on Distributions and Sale of Fund Shares(2)  %   10.87         (0.50)                  1.92
     Russell 1000 Value Index(3)                                             %   30.03          3.56                   5.82(6)
     Russell 1000 Index(4)                                                   %   29.89         (0.13)                  3.88(6)
     S&P 500 Index (reflects no deduction for fees, expenses, or taxes)(5)   %   28.71         (0.57)                  3.67(6)
     Class B Return Before Taxes(7)                                          %   17.97          0.93                    N/A
     Russell 1000 Value Index(3)                                             %   30.03          3.82(8)                 N/A
     Russell 1000 Index(4)                                                   %   29.89         (0.20)(8)                N/A
     S&P 500 Index (reflects no deduction for fees, expenses, or taxes)(5)   %   28.71         (0.77)(8)                N/A
     Class C Return Before Taxes(9)                                          %   21.96          0.38                   1.46
     Russell 1000 Value Index(3)                                             %   30.03          3.56                   3.81(10)
     Russell 1000 Index(4)                                                   %   29.89         (0.13)                  1.51(10)
     S&P 500 Index (reflects no deduction for fees, expenses, or taxes)(5)   %   28.71         (0.57)                  1.12(10)


(1) Class A, Class B and Class C shares commenced operations on February 2, 1998, March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 5.75%.

(3) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the S&P 500 Index.
(4) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. This index is included as an additional comparison for fund performance.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(6) The Index return for Class A shares is for the period beginning February 1, 1998.
(7) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and Life of Class returns.
(8) The Index return for Class B shares is for the period beginning March 1, 1999.
(9)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.
(10) The Index return for Class C shares is for the period beginning July 1, 1998.


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING VALUE OPPORTUNITY FUND 15

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING BALANCED FUND                                  ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

INVESTMENT STRATEGY

[GRAPHIC]

The Fund seeks total return consisting of capital appreciation and current income. Under normal market conditions, the Fund allocates its assets between the following asset classes:

-  equities, such as common and preferred stocks;

-  debt, such as bonds, mortgage-related and other asset-backed securities;

-  U.S. Government securities; and

-  money market instruments.

The Sub-Adviser typically maintains approximately 60% of the Fund's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on the Sub-Adviser's view of the relative attractiveness of each asset class. In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of the Fund, the Sub-Adviser typically emphasizes investment in stocks of larger U.S. companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.

In managing the debt component of the Fund, the Sub-Adviser looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Sub-Adviser looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing maturity. The Fund may invest up to 15% of its total assets in high-yield instruments. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by the Sub-Adviser to be of comparable quality. The Fund may also invest in foreign debt securities.

The Fund may invest in convertible securities and derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

ALLOCATION RISK -- the success of the Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

SMALL-SIZED COMPANIES -- stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

CHANGES IN INTEREST RATES -- fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income instruments. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

RISKS OF FOREIGN INVESTING -- some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce the risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

RISK OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

HIGH YIELD SECURITIES -- high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

ING BALANCED FUND  16

                                                               ING BALANCED FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

[CHART]

1994
1995    25.00
1996    14.49
1997    20.09
1998    16.26
1999    12.05
2000    (1.34)
2001    (4.83)
2002   (11.11)
2003    18.01

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

          Best and worst quarterly performance during this period:

                           4th quarter 1998: 12.73%
                           3rd quarter 2002: (9.46)%


The Fund's Class A shares' year-to-date total return as of June 30, 2004:

                                      1.80%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Lehman Brothers Aggregate Bond Index (LBAB Index) and the Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                               5 YEARS               10 YEARS
                                                                                1 YEAR  (OR LIFE OF CLASS)(1)  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                          %   11.23          0.79                   7.86
     Class A Return After Taxes on Distributions(2)                          %   10.76         (0.52)                  5.60
     Class A Return After Taxes on Distributions and Sale of Fund Shares(2)  %    7.45          0.00                   5.60
     S&P 500 Index (reflects no deduction for fees, expenses, or taxes)(3)   %   28.71         (0.57)                 11.85(4)
     LBAB Index (reflects no deduction for fees, expenses, or taxes)(5)      %    4.10          6.62                   7.45(4)
     Composite Index (reflects no deduction for fees, expenses, or taxes)(6) %   18.49          2.67                  10.43(4)
     Class B Return Before Taxes(7)                                          %   12.10          1.23                    N/A
     S&P 500 Index (reflects no deduction for fees, expenses, or taxes)(3)   %   28.71         (0.77)(8)                N/A
     LBAB Index (reflects no deduction for fees, expenses, or taxes)(5)      %    4.10          7.09(8)                 N/A
     Composite Index (reflects no deduction for fees, expenses, or taxes)(6) %   18.49          2.73(8)                 N/A
     Class C Return Before Taxes(9)                                          %   16.00          1.20                   1.95
     S&P 500 Index (reflects no deduction for fees, expenses, or taxes)(3)   %   28.71         (0.57)                  1.12(10)
     LBAB Index (reflects no deduction for fees, expenses, or taxes)(5)      %    4.10          6.62                   6.87(10)
     Composite Index (reflects no deduction for fees, expenses, or taxes)(6) %   18.49          2.67                   3.87(10)


(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 5.75%.
(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The Index return for Class A shares is for the period beginning April 1, 1994.

(5) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.
(6)  The Composite Index consists of 60% S&P 500 Index and 40% LBAB Index.

(7) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and Life of Class returns.
(8) The Index return for Class B shares is for the period beginning March 1, 1999.

(9)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(10) The Index return for Class C shares is for the period beginning July 1, 1998.


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                           ING BALANCED FUND 17

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING EQUITY INCOME FUND                        Wellington Management Company, LLP

OBJECTIVE

[GRAPHIC]

Seeks long-term growth of capital and income.

INVESTMENT STRATEGY

[GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies that the Sub-Adviser believes to be financially sound but currently out of favor, provide the potential for above-average total returns, and sell at below-average P/E multiples. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in large dividend paying companies with market capitalizations over $2 billion. Within this context, the Fund's key securities selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. The Fund will be invested primarily in common stock but may also invest in convertible securities, rights, warrants and exchange traded funds. The Fund may invest up to 20% of its total assets in securities of foreign issuers including non-dollar denominated securities.

The Sub-Adviser will use a contrarian approach and will seek stocks that offer above average dividend yields, below average valuations and the potential of dividend increases in the future. The Sub-Adviser uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. At the time of investment, every equity security in which the Fund invests will generally pay a dividend or be expected to pay a dividend within twelve months. Portfolio construction is driven primarily by security selection.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition. Stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

VALUE MANAGEMENT -- following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


RISKS OF FOREIGN INVESTING -- some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce currency risk may not perform as expected.


EXCHANGE TRADED FUNDS -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the prices of ETFs may vary significantly from the ETF's underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


A more detailed discussion of the Risks is available in the "More Information About Risks" section.

18 ING EQUITY INCOME FUND

                                                          ING EQUITY INCOME FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

[CHART]

1995    30.75
1996    26.79
1997    30.57
1998    14.58
1999    17.62
2000   (11.65)
2001   (18.81)
2002   (25.50)
2003    25.47

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Effective March 1, 2004, Wellington Management Company, LLP serves as Sub-Adviser to the Fund. Prior to March 1, 2004, ING Investment Management Co. served as Sub-Adviser.

(3) Effective March 1, 2004, the Fund changed its name to ING Equity Income Fund. Prior to March 1, 2004, the name of the Fund was ING Growth and Income Fund.

          Best and worst quarterly performance during this period:

                           4th quarter 1998:  19.30%
                           3rd quarter 2002: (16.37)%


The Fund's Class A shares' year-to-date total return as of June 30, 2004:

                                      2.14%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the Russell 1000 Value Index, the Russell 1000 Index, and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                               5 YEARS                10 YEARS
                                                                                1 YEAR  (OR LIFE OF CLASS)(1)  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                          %   18.26         (5.77)                  6.69
     Class A Return After Taxes on Distributions(2)                          %   18.15         (7.21)                  4.11
     Class A Return After Taxes on Distributions and Sale of Fund Shares(2)  %   11.86         (5.33)                  4.67
     Russell 1000 Value Index (reflects no deduction for fees, expenses, or
       taxes)(3)                                                             %   30.03          3.56                  12.61(4)
     Russell 1000 Index (reflects no deduction for fees, expenses, or
       taxes)(5)                                                             %   29.89         (0.13)                 11.75(4)
     S&P 500 Index (reflects no deduction for fees, expenses, or taxes)(6)   %   28.71         (0.57)                 11.85(4)
     Class B Return Before Taxes(7)                                          %   19.59         (5.69)                   N/A
     Russell 1000 Value Index (reflects no deduction for fees, expenses, or
       taxes)(3)                                                             %   30.03          3.82(8)                 N/A
     Russell 1000 Index (reflects no deduction for fees, expenses, or
       taxes)(5)                                                             %   29.89         (0.20)(8)                N/A
     S&P 500 Index (reflects no deduction for fees, expenses, or taxes)(6)   %   28.71         (0.77)(8)                N/A
     Class C Return Before Taxes(9)                                          %   23.39         (5.36)                 (4.56)
     Russell 1000 Value Index (reflects no deduction for fees, expenses, or
       taxes)(3)                                                             %   30.03          3.56                   3.81(10)
     Russell 1000 Index (reflects no deduction for fees, expenses, or
       taxes)(5)                                                             %   29.89         (0.13)                  1.51(10)
     S&P 500 Index (reflects no deduction for fees, expenses, or taxes)(6)   %   28.71         (0.57)                  1.12(10)


(1) On February 2, 1998, the Fund re-designated Adviser Class shares as Class A shares. Class A, Class B, and Class C shares commenced operations on April 15, 1994, March 1, 1999, and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 5.75%.
(3) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the S&P 500 Index.

(4) The Index return for Class A shares is for the period beginning April 1, 1994.

(5) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. This Index is included as an additional comparison for Fund performance.
(6) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and Life of Class returns.
(8) The Index return for Class B shares is for the period beginning March 1, 1999.

(9)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(10) The Index return for Class C shares is for the period beginning July 1, 1998.


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING EQUITY INCOME FUND 19

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING STRATEGIC ALLOCATION FUNDS                     ING Investment Management Co.

ING STRATEGIC ALLOCATION GROWTH FUND
ING STRATEGIC ALLOCATION BALANCED FUND
ING STRATEGIC ALLOCATION INCOME FUND

OBJECTIVES

ING Strategic Allocation Growth Fund seeks to provide capital appreciation.

ING Strategic Allocation Balanced Fund seeks to provide total return (I.E., income and capital appreciation, both realized and unrealized).

ING Strategic Allocation Income Fund seeks to provide total return consistent with preservation of capital.

ALLOCATION OPTIONS

The ING Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

ALLOCATION STRATEGIES

Under normal market conditions, the Sub-Adviser allocates the assets of each Fund, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. The percentage weights of each Fund's assets allocated to each such asset class are described in the chart below. The asset allocation limits apply at the time of purchase of a particular security.


     ASSET CLASS                                     ING                   ING                   ING
                                                     STRATEGIC ALLOCATION  STRATEGIC ALLOCATION  STRATEGIC ALLOCATION
                                                     GROWTH FUND           BALANCED FUND(1)      INCOME FUND(2)
     EQUITIES

     DOMESTIC STOCKS
     Range                                                 0-100%                  0-75%                0-70%

     INTERNATIONAL STOCKS
     Range                                                  0-20%                  0-10%                0-10%

     FIXED INCOME
     Range                                                  0-40%                  0-70%               0-100%

     MONEY MARKET INSTRUMENTS
     Range                                                  0-30%                  0-30%                0-30%


(1) ING Strategic Allocation Balanced Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.
(2) ING Strategic Allocation Income Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.


The Sub-Adviser uses a Composite Index as the benchmark index to which it compares the performance of each Strategic Allocation Fund. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index. Each asset class comparative index that is blended into the benchmark Composite Index is described on page 26 of this Prospectus.


     COMPOSITE INDEX                                                 MORGAN STANLEY
                                                                     CAPITAL INTERNATIONAL                        91-DAY U.S.
                                                      RUSSELL 3000   EUROPE, AUSTRALIA AND  LEHMAN BROTHERS       TREASURY
                                                      INDEX          FAR EAST INDEX         AGGREGATE BOND INDEX  BILL RATE
     STRATEGIC ALLOCATION GROWTH COMPOSITE                 70%                10%                    20%              0%

     STRATEGIC ALLOCATION BALANCED COMPOSITE               55%                 5%                    35%              5%

     STRATEGIC ALLOCATION INCOME COMPOSITE                 35%                 0%                    55%             10%



20 ING STRATEGIC ALLOCATION FUNDS

To remain consistent with each Fund's investment objective and intended level of risk tolerance, the sub-adviser has instituted both a benchmark percentage allocation and a Fund-level range allocation for each asset class set out above. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund-level range allows the sub-adviser to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

Each Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on the sub-adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The sub-adviser may vary each Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the sub-adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements.

INVESTMENT STRATEGIES

Set out below are the strategies employed by the sub-adviser in selecting investments for the Strategic Allocation Funds' equity, fixed-income, and money market securities asset classes. The segment of a Fund's assets that may be invested in each asset class are subject to the allocation ranges set out in the chart above.

EQUITY SECURITIES -- DOMESTIC STOCKS


LARGE-CAPITALIZATION STOCKS -- Each Fund may invest a segment of its assets in stocks included in the S&P 500 Index. The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. At June 30, 2004, the market capitalization of the companies included on the S&P 500 Index was in excess of $350.9 billion. In selecting large capitalization stocks for each Fund, the sub-adviser attempts to overweight those stocks in the S&P 500 Index that it believes will outperform the Index, and underweight (or avoid altogether) those stocks that it believes will underperform the Index.

SMALL-/MID-CAPITALIZATION STOCKS -- The Funds may invest a segment of their assets in small and mid capitalization stocks (typically stocks included in the S&P MidCap 400 Index, the S&P SmallCap 600 Index, and the Russell 2500 Index). The S&P MidCap 400 Index and the S&P SmallCap 600 Index measure the performance of the 400 mid-capitalization and 600 small capitalization companies traded in the U.S., respectively, as selected by Standard & Poor's Corporation. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The market capitalization range of each Index is reset monthly and will change with market/conditions as the range of the companies in each Index changes. At June 30, 2004, the market capitalization of the smallest company in the S&P MidCap 400 Index was $342.5 million and the largest company had a market capitalization of $8.3 billion. At June 30, 2004, the market capitalization of the smallest company in the S&P SmallCap 600 Index was $51 million and the largest company had a market capitalization of $3 billion. At June 30, 2004 the market capitalization of the smallest company in the Russell 2500 Index was $70 million and the largest company had a market capitalization of $4.7 billion.


To evaluate which large-, mid- and small-capitalization stocks in which to invest, the sub-adviser uses various methods, including, but not limited to internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.

EQUITY SECURITIES -- INTERNATIONAL STOCKS

The sub-adviser may invest a segment of each Fund's assets in international stocks. These securities may include common stocks as well as securities convertible into common stocks.

FIXED INCOME SECURITIES

The sub-adviser will invest the segment of each Fund's assets allocated to fixed-income securities in a diversified portfolio of domestic and foreign fixed-income securities, including, but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated at least BBB by Standard & Poor's or Baa by Moody's or have an equivalent rating from another nationally recognized statistical rating organization, or, if unrated, are of comparable quality. Each Fund may also invest in international fixed-income securities and may invest up to 15% of the value of its total assets in high yield (high risk) debt securities rated below investment grade. The dollar-weighted average maturity of the fixed-income segment of the Fund's portfolio will generally range between three and ten years.

MONEY MARKET INSTRUMENTS; OTHER INVESTMENTS

MONEY MARKET INSTRUMENTS -- Each Fund may invest in high quality money market instruments that the sub-adviser believes are appropriate in light of the Fund's investment objective. Such instruments may include high quality fixed-income securities denominated in U.S. dollars, with short remaining maturities, repurchase agreements, U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the sub-adviser to be of comparable quality.


OTHER INVESTMENTS -- Each Fund may, consistent with its investment objective and allocation strategy, invest in convertible securities, securities of foreign governments and supranational organizations, and municipal bonds, may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Funds may use options and futures contracts involving securities, securities indices and interest rates.


Each Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:

The success of each Fund's strategy depends significantly on the sub-adviser's skill in choosing investments and in allocating assets among the different investment classes.
               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING STRATEGIC ALLOCATION FUNDS 21

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Fund are those generally attributable to stock and bond investing.

STOCKS -- for stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

SMALL-/MID-CAP RISK -- from time to time, the stock market may not favor the small- and mid-capitalization securities in which the Funds invest a segment of their assets. Stocks of smaller companies carry higher risks than stocks of larger companies. Smaller companies may lack the management experience, financial resources, and competitive strength of larger companies. Stocks of smaller companies may be subject to wider price fluctuations and tend to be more volatile than stocks of larger companies and can be particularly sensitive to changes in interest rates, borrowing costs and earnings.

FIXED-INCOME SECURITIES -- generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other fixed-income investments.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.


RISKS OF DERIVATIVES -- the Funds' investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Funds and may reduce its returns.

RISKS OF FOREIGN INVESTING -- some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended reduce risks associated with a Fund's investments in foreign securities may not perform as expected.


RISKS OF HIGH YIELD FIXED-INCOME SECURITIES -- high yield fixed-income securities carry particular market risks and may experience greater volatility in market value than investment grade fixed-income securities. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield fixed-income securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on their market value.


REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at a specified date and price. If the seller defaults and the collateral value declines the Fund may incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and the Fund may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower. The Fund could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

22 ING STRATEGIC ALLOCATION FUND

                                            ING STRATEGIC ALLOCATION GROWTH FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

[CHART]

1994
1995
1996
1997
1998      4.28
1999     14.55
2000     (2.56)
2001    (12.31)
2002    (15.11)
2003     23.33

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.
(3) Effective October 1, 2002, the Fund changed its name to "ING Strategic Allocation Growth Fund." Prior to that date, the name of the Fund was "ING Ascent Fund."

          Best and worst quarterly performance during this period:

                            2nd quarter 2003:  13.33%
                            3rd quarter 2002: (15.35)%


The Fund's Class A shares' year-to-date total return as of June 30, 2004:

                                      2.88%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Growth Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                              5 YEARS                 10 YEARS
                                                                                1 YEAR  (OR LIFE OF CLASS)(1)  (OR LIFE OF CLASS)(1)
   Class A Return Before Taxes(2)                                             %  16.24        (0.69)                  2.39
   Class A Return After Taxes on Distributions(2)                             %  16.07        (1.52)                  0.67
   Class A Return After Taxes on Distributions and Sale of Fund Shares(2)     %  10.74        (1.03)                  1.07
   Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)(3) %  31.06         0.37                   6.83(4)
   Strategic Allocation Growth Composite Index (reflects no deduction for
   fees, expenses, or taxes)(5)                                               %  26.15         3.54                   7.05(4)
   Class B Return Before Taxes(6)                                             %  17.50         0.05                    N/A
   Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)(3) %  31.06         0.44(7)                 N/A
   Strategic Allocation Growth Composite Index (reflects no deduction for
   fees, expenses, or taxes)(5)                                               %  26.15         4.14(7)                 N/A
   Class C Return Before Taxes(8)                                             %  21.33        (0.24)                 (1.03)
   Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)(3) %  31.06         0.37                   1.72(9)
   Strategic Allocation Growth Composite Index (reflects no deduction for
   fees, expenses, or taxes)(5)                                               %  26.15         3.54                   3.97(9)


(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 5.75%.
(3) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.
(4) Index return for Class A shares is for the period beginning February 1, 1997.
(5) The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large-capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period
     March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large-cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.
(6) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and Life of Class returns.
(7)  Index return for Class B shares is for the period beginning March 1, 1999.
(8)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.
(9)  Index return for Class C shares is for the period beginning July 1, 1998.


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING STRATEGIC ALLOCATION GROWTH FUND 23

ING STRATEGIC ALLOCATION BALANCED FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

[CHART]

1994
1995
1996
1997
1998     6.12
1999     7.16
2000     3.45
2001    (7.71)
2002   (10.48)
2003    18.56

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.
(3) Effective October 1, 2002, the Fund changed its name to "ING Strategic Allocation Growth Fund." Prior to that date, the name of the Fund was "ING Ascent Fund."

          Best and worst quarterly performance during this period:

                            2nd quarter 2003:  10.41%
                            3rd quarter 2002: (11.59)%


The Fund's Class A shares' year-to-date total return as of June 30, 2004:

                                      2.17%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Balanced Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                               5 YEARS               10 YEARS
                                                                                1 YEAR  (OR LIFE OF CLASS)(1)  (OR LIFE OF CLASS)(1)
   Class A Return Before Taxes(2)                                             %  11.75         0.13                   2.71
   Class A Return After Taxes on Distributions(2)                             %  11.54        (0.77)                  1.10
   Class A Return After Taxes on Distributions and Sale of Fund Shares(2)     %   7.79        (0.41)                  1.41
   Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)(3) %  31.06         0.37                   6.83(4)
   Strategic Allocation Balanced Composite Index (reflects no deduction for
   fees, expenses, or taxes)(5)                                               %  20.03         4.43                   7.13(4)
   Class B Return Before Taxes(6)                                             %  12.77         0.80                    N/A
   Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)(3) %  31.06         0.44(7)                 N/A
   Strategic Allocation Balanced Composite Index (reflects no deduction
   for fees, expenses, or taxes)(5)                                           %  20.03         5.01(7)                 N/A
   Class C Return Before Taxes(8)                                             %  16.72         0.58                  (0.18)
   Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)(3) %  31.06         0.37                   1.72(9)
   Strategic Allocation Balanced Composite Index (reflects no deduction
   for fees, expenses, or taxes)(5)                                           %  20.03         4.43                   4.80(9)


(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 5.75%.
(3) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.
(4) Index return for Class A shares is for the period beginning February 1, 1997.
(5) The Strategic Allocation Balanced Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large-capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments.
     The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large-cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(6) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and Life of Class returns.

(7)  Index return for Class B shares is for the period beginning March 1, 1999.

(8)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(9)  Index return for Class C shares is for the period beginning July 1, 1998.



24 ING STRATEGIC ALLOCATION BALANCED FUND

                                            ING STRATEGIC ALLOCATION INCOME FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

[CHART]

1994
1995
1996
1997
1998    6.12
1999    7.16
2000    3.45
2001   (3.02)
2002   (5.36)
2003   12.93

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.
(3) Effective October 1, 2002, the Fund changed its name to "ING Strategic Allocation Growth Fund." Prior to that date, the name of the Fund was "ING Ascent Fund."

          Best and worst quarterly performance during this period:

                            2nd quarter 2003:  6.59%
                            3rd quarter 2002: (6.81)%


The Fund's Class A shares' year-to-date total return as of June 30, 2004:

                                      1.59%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Lehman Brothers Aggregate Bond Index ("LBAB Index") and the Strategic Allocation Income Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                               5 YEARS               10 YEARS
                                                                                1 YEAR  (OR LIFE OF CLASS)(1)  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                          %    6.43         1.61                   3.60
     Class A Return After Taxes on Distributions(2)                          %    6.12         0.47                   1.71
     Class A Return After Taxes on Distributions and Sale of Fund Shares(2)  %    4.28         0.68                   1.98
     LBAB Index (reflects no deduction for fees, expenses, or taxes)(3)      %    4.10         6.62                   7.39(4)
     Strategic Allocation Income Composite Index (reflects no deduction
     for fees, expenses, or taxes)(5)                                        %   12.75         4.88                   6.84(4)
     Class B Return Before Taxes(6)                                          %    7.17         2.27                    N/A
     LBAB Index (reflects no deduction for fees, expenses, or taxes)(3)      %    4.10         7.09(7)                 N/A
     Strategic Allocation Income Composite Index (reflects no deduction
     for fees, expenses, or taxes)(5)                                        %   12.75         5.42(7)                 N/A
     Class C Return Before Taxes(8)                                          %   11.09         2.05                   1.72
     LBAB Index (reflects no deduction for fees, expenses, or taxes)(3)      %    4.10         6.62                   6.87(9)
     Strategic Allocation Income Composite Index (reflects no deduction
     for fees, expenses, or taxes)(5)                                        %   12.75         4.88                   5.20(9)


(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.
(2)  Reflects deduction of sales charge of 5.75%.
(3) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.
(4) Index return for Class A shares is for the period beginning February 1, 1997.
(5) The Strategic Allocation Income Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(6) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and Life of Class returns.

(7)  Index return for Class B shares is for the period beginning March 1, 1999.
(8)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(9)  Index return for Class C shares is for the period beginning July 1, 1998.


             [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING STRATEGIC ALLOCATION INCOME FUND 25

BENCHMARK INDICES


ASSET CLASS                        ASSET CLASS COMPARATIVE INDICES
-------------------------------------------------------------------------------------------------------
Domestic Stocks                    The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

International Stocks               The Morgan Stanley International-Europe, Australia, Far East
                                   Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchange of
                                   countries in Europe, Australia and the Far East.

U.S. Dollar Bonds                  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

Cash Equivalents                   Three-month Treasury bills are government-backed short-term investments considered to be relatively risk-free, and equivalent to cash because their maturity is only three months.


26 BENCHMARK INDICES

                                                          WHAT YOU PAY TO INVEST

[GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the Funds.

FEES YOU PAY DIRECTLY


                                                           CLASS A(1)     CLASS B     CLASS C
-----------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A %
  OF OFFERING PRICE)
 Domestic Equity Index Funds                                 3.00(2)        none        none
 All other Funds                                             5.75(2)        none        none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE
  OR SALES PRICE, WHICHEVER IS LESS)
 All Funds                                                   none(3)        5.00(4)     1.00(5)



(1) The Funds do not impose any front-end sales charge (load) on reinvested dividends or distributions.
(2)  Reduced for purchases of $50,000 and over. Please see page 32.
(3) A contingent deferred sales charge ("CDSC") of no more than 1.00% may be assessed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1million or more. Please see page 32.
(4) Imposed upon redemptions within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 32.
(5)  Imposed upon redemptions within 1 year from purchase. Please see page 32.


OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS A


                                                              DISTRIBUTION                 TOTAL
                                                              AND SERVICE                   FUND          WAIVERS,
                                                 MANAGEMENT     (12b-1)        OTHER      OPERATING    REIMBURSEMENTS      NET
FUND                                                FEE          FEES       EXPENSES(2)   EXPENSES    AND RECOUPMENT(3)  EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth                                %        0.70         0.25          0.23         1.18              --           1.18
 ING Small Company                         %        0.85         0.25          0.18         1.28              --           1.28
 ING Index Plus LargeCap                   %        0.45         0.25          0.23         0.93              --           0.93
 ING Index Plus MidCap                     %        0.45         0.25          0.41         1.11           (0.11)          1.00
 ING Index Plus SmallCap                   %        0.45         0.25          0.69         1.39           (0.39)          1.00
 ING Value Opportunity                     %        0.70         0.25          0.50         1.45           (0.10)          1.35
 ING Balanced                              %        0.80         0.25          0.27         1.32              --           1.32
 ING Equity Income                         %        0.70         0.25          0.20         1.15              --           1.15
 ING Strategic Allocation Growth           %        0.80         0.25          0.33         1.38           (0.13)          1.25
 ING Strategic Allocation Balanced         %        0.80         0.25          0.28         1.33           (0.13)          1.20
 ING Strategic Allocation Income           %        0.80         0.25          0.37         1.42           (0.27)          1.15


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      WHAT YOU PAY TO INVEST 27

WHAT YOU PAY TO INVEST

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS B


                                                              DISTRIBUTION                 TOTAL
                                                              AND SERVICE                   FUND          WAIVERS,
                                                 MANAGEMENT     (12b-1)        OTHER      OPERATING    REIMBURSEMENTS      NET
FUND                                                FEE          FEES       EXPENSES(2)   EXPENSES    AND RECOUPMENT(3)  EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth                                %        0.70         1.00          0.23         1.93              --           1.93
 ING Small Company                         %        0.85         1.00          0.18         2.03              --           2.03
 ING Index Plus LargeCap                   %        0.45         1.00          0.23         1.68              --           1.68
 ING Index Plus MidCap                     %        0.45         1.00          0.41         1.86           (0.11)          1.75
 ING Index Plus SmallCap                   %        0.45         1.00          0.69         2.14           (0.39)          1.75
 ING Value Opportunity                     %        0.70         1.00          0.50         2.20           (0.10)          2.10
 ING Balanced                              %        0.80         1.00          0.27         2.07              --           2.07
 ING Equity Income                         %        0.70         1.00          0.20         1.90              --           1.90
 ING Strategic Allocation Growth           %        0.80         1.00          0.33         2.13           (0.13)          2.00
 ING Strategic Allocation Balanced         %        0.80         1.00          0.28         2.08           (0.13)          1.95
 ING Strategic Allocation Income           %        0.80         1.00          0.37         2.17           (0.27)          1.90


OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS C


                                                              DISTRIBUTION                 TOTAL
                                                              AND SERVICE                   FUND          WAIVERS,
                                                 MANAGEMENT     (12b-1)        OTHER      OPERATING    REIMBURSEMENTS      NET
FUND                                                FEE          FEES       EXPENSES(2)   EXPENSES    AND RECOUPMENT(3)  EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth                                %        0.70         1.00          0.23         1.93              --         1.93
 ING Small Company                         %        0.85         1.00          0.18         2.03              --         2.03
 ING Index Plus LargeCap                   %        0.45         0.75          0.23         1.43              --         1.43
 ING Index Plus MidCap                     %        0.45         0.75          0.41         1.61           (0.11)        1.50
 ING Index Plus SmallCap                   %        0.45         0.75          0.69         1.89           (0.39)        1.50
 ING Value Opportunity                     %        0.70         1.00          0.50         2.20           (0.10)        2.10
 ING Balanced                              %        0.80         1.00          0.27         2.07              --         2.07
 ING Equity Income                         %        0.70         1.00          0.20         1.90              --         1.90
 ING Strategic Allocation Growth           %        0.80         1.00          0.33         2.13           (0.13)        2.00
 ING Strategic Allocation Balanced         %        0.80         1.00          0.28         2.08           (0.13)        1.95
 ING Strategic Allocation Income           %        0.80         1.00          0.37         2.17           (0.27)        1.90



(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed for each Fund.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC, has entered into a written expense limitation agreement with each Fund (except ING Growth, ING Balanced and ING Equity Income Funds), under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped based on the last fiscal year by the ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through May 31, 2005. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement.


WHAT YOU PAY TO INVEST 28

                                                          WHAT YOU PAY TO INVEST

[GRAPHIC]

EXAMPLES


The Examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


CLASS A


FUND                                                                  1 YEAR     3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------------------------
 ING Growth                                                      $      688        928     1,187      1,924
 ING Small Company                                               $      698        958     1,237      2,031
 ING Index Plus LargeCap                                         $      392        588       799      1,409
 ING Index Plus MidCap(1)                                        $      399        632       883      1,602
 ING Index Plus SmallCap(1)                                      $      399        690     1,002      1,886
 ING Value Opportunity(1)                                        $      705        998     1,313      2,202
 ING Balanced                                                    $      702        969     1,257      2,074
 ING Equity Income                                               $      685        919     1,172      1,892
 ING Strategic Allocation Growth(1)                              $      695        975     1,275      2,127
 ING Strategic Allocation Balanced(1)                            $      690        960     1,250      2,074
 ING Strategic Allocation Income(1)                              $      685        973     1,282      2,157



(1) The Examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      WHAT YOU PAY TO INVEST 29

WHAT YOU PAY TO INVEST

EXAMPLES

CLASS B


                                                         IF YOU SELL YOUR SHARES             IF YOU DON'T SELL YOUR SHARES
                                                  ------------------------------------   ------------------------------------
FUND                                              1 YEAR   3 YEARS   5 YEARS  10 YEARS   1 YEAR   3 YEARS   5 YEARS  10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
 ING Growth                                    $    696      906      1,242     2,059      196       606     1,042     2,059
 ING Small Company                             $    706      937      1,293     2,166      206       637     1,093     2,166
 ING Index Plus LargeCap                       $    671      830      1,113     1,788      171       530       913     1,788
 ING Index Plus MidCap(1)                      $    678      874      1,196     1,975      178       574       996     1,975
 ING Index Plus SmallCap(1)                    $    678      932      1,313     2,250      178       632     1,113     2,250
 ING Value Opportunity(1)                      $    713      979      1,371     2,336      213       679     1,171     2,336
 ING Balanced                                  $    710      949      1,314     2,208      210       649     1,114     2,208
 ING Equity Income                             $    693      897      1,226     2,027      193       597     1,026     2,027
 ING Strategic Allocation Growth(1)            $    703      954      1,332     2,261      203       654     1,132     2,261
 ING Strategic Allocation Balanced(1)          $    698      939      1,307     2,208      198       639     1,107     2,208
 ING Strategic Allocation Income(1)            $    693      953      1,340     2,291      193       653     1,140     2,291


EXAMPLES

CLASS C


                                                         IF YOU SELL YOUR SHARES             IF YOU DON'T SELL YOUR SHARES
                                                  ------------------------------------   ------------------------------------
FUND                                              1 YEAR   3 YEARS   5 YEARS  10 YEARS   1 YEAR   3 YEARS   5 YEARS  10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
 ING Growth                                    $    296      606      1,042     2,254      196       606     1,042     2,254
 ING Small Company                             $    306      637      1,093     2,358      206       637     1,093     2,358
 ING Index Plus LargeCap                       $    246      452        782     1,713      146       452       782     1,713
 ING Index Plus MidCap(1)                      $    253      497        866     1,902      153       497       866     1,902
 ING Index Plus SmallCap(1)                    $    253      556        985     2,180      153       556       985     2,180
 ING Value Opportunity(1)                      $    313      679      1,171     2,526      213       679     1,171     2,526
 ING Balanced                                  $    310      649      1,114     2,400      210       649     1,114     2,400
 ING Equity Income                             $    293      597      1,026     2,222      193       597     1,026     2,222
 ING Strategic Allocation Growth(1)            $    303      654      1,132     2,452      203       654     1,132     2,452
 ING Strategic Allocation Balanced(1)          $    298      639      1,107     2,400      198       639     1,107     2,400
 ING Strategic Allocation Income(1)            $    293      653      1,140     2,482      193       653     1,140     2,482



(1) The Examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.


30 WHAT YOU PAY TO INVEST

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE

ING PURCHASE OPTIONS(TM)


You may select from up to three separate classes of shares: Class A, Class B and Class C.


CLASS A

-  Front-end sales charge, as described on the next page.
-  Distribution and service (12b-1) fees of 0.25%.

CLASS B

-  No front-end sales charge; all your money goes to work for you right away.
-  Distribution and service (12b-1) fees of 1.00%.
-  A contingent deferred sales charge (CDSC), as described on the next page.
- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.
- Distribution and service (12b-1) fees of 0.75% for the Domestic Equity Index Funds and 1.00% for all other Funds.
- A 1% CDSC on shares sold within one year of purchase.
- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider:

- How long you plan to hold the Fund;
- The size of your investment;
- The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and
- Whether you qualify for any sales charge discounts.


The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $100,000 will be declined.


If you invest through omnibus account arrangements with financial intermediaries, note that the Funds generally are not able to identify an individual investor's trading activities. Therefore, the Funds would not be able to detect whether a shareholder's investment in Class B shares exceeded $100,000. When investing through such arrangements, you should be diligent in determining that you have selected the correct share class for you.


You also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI, which is available without charge upon request, discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares is right for you with your investment professional.


DISTRIBUTION AND SHAREHOLDER SERVICE FEES


To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan, which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.


             [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         SHAREHOLDER GUIDE 31

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS

SALES CHARGE CALCULATION

CLASS A(1)(2)

Class A shares of the Domestic Equity Index Funds are sold subject to the following sales charge:

                                    DOMESTIC EQUITY INDEX FUNDS
                               ------------------------------------
                               AS A % OF THE          AS A % OF NET
YOUR INVESTMENT                OFFERING PRICE          ASSET VALUE
 Less than $50,000                  3.00                  3.09
 $50,000 - $99,999                  2.50                  2.56
 $100,000 - $249,999                2.00                  2.04
 $250,000 - $499,999                1.50                  1.52
 $500,000 - $999,999                1.00                  1.01
 $1,000,000 and over                         See below

Class A shares of all of the other Funds offered in this Prospectus are sold subject to the following sales charge:

                                          ALL OTHER FUNDS
                               ------------------------------------
                               AS A % OF THE          AS A % OF NET
YOUR INVESTMENT                OFFERING PRICE          ASSET VALUE
 Less than $50,000                  5.75                  6.10
 $50,000 - $99,999                  4.50                  4.71
 $100,000 - $249,999                3.50                  3.63
 $250,000 - $499,999                2.50                  2.56
 $500,000 - $999,999                2.00                  2.04
 $1,000,000 and over                         See below

----------
(1) Shareholders that purchased funds prior to February 2, 1998, that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

(2)  The term "offering price" includes the front-end sales charge.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                PERIOD DURING WHICH
YOUR INVESTMENT                     CDSC            CDSC APPLIES
 $1,000,000 - $2,499,999            1.00%              2 years
 $2,500,000 - $4,999,999            0.50               1 year
 $5,000,000 or greater              0.25               1 year

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna family of funds (other than any of the Aetna Index Plus Funds) at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                                PERIOD DURING WHICH
YOUR INVESTMENT                     CDSC            CDSC APPLIES
 $1,000,000 - $2,999,999            1.00%            1st year
                                    0.50             2nd year
 $3,000,000 - $19,999,999           0.50              2 years
 $20 million or greater             0.25              2 years

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna Index Plus Funds at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                                PERIOD DURING WHICH
YOUR INVESTMENT                     CDSC            CDSC APPLIES
 $1,000,000 - $2,999,999            0.50%             2 years
 $3,000,000 - $19,999,999           0.25              2 years
 $20 million or greater             0.25              2 years

Investors who exchange Class A shares that were purchased from funds that were part of the Aetna family of funds at the time of purchase for shares of other ING Funds will be subject to the ING Funds' CDSC schedule, which may mean that a higher rate will apply.

CLASS B AND CLASS C


Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:


CLASS B DEFERRED SALES CHARGE

                                                       CDSC ON SHARES
YEARS AFTER PURCHASE                                     BEING SOLD
 1st year                                                   5.00%
 2nd year                                                   4.00
 3rd year                                                   3.00
 4th year                                                   3.00
 5th year                                                   2.00
 6th year                                                   1.00
 After 6th year                                             none

CLASS C DEFERRED SALES CHARGE

                                                       CDSC ON SHARES
YEARS AFTER PURCHASE                                     BEING SOLD
 1st year                                                   1.00%
 After 1st year                                             none

Class C shares that were purchased through funds that were part of the Aetna family of funds at the time of purchase are subject to a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%, except for the Domestic Equity Index Funds which impose a CDSC of 0.75%. Investors who exchange such Class C shares for Class C shares of other ING Funds will remain subject to the 18-month CDSC.

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.


32 SHAREHOLDER GUIDE

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding Aeltus Money Market Fund, ING Lexington Money Market Trust, Money Market Fund and Classic Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.


- Mandatory distributions from a tax-deferred retirement plan or an Individual Retirement Account ("IRA").


-  Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or a Shareholder Services Representative. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

             [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         SHAREHOLDER GUIDE 33

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES

PURCHASE OF SHARES

The minimum initial investment amounts for the Funds are as follows:

-  Non-retirement accounts: $1,000
-  Retirement accounts: $250
- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

Make your investment using the methods outlined in the table on the right.


The Funds and ING Funds Distributor, LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).


CUSTOMER IDENTIFICATION


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.


What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

-  Name;
-  Date of birth (for individuals);
- Physical residential address (although post office boxes are still permitted for mailing); and
- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.


FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


MARKET TIMERS


A Fund may restrict or refuse purchase orders whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.


                                                   INITIAL                                           ADDITIONAL
            METHOD                                INVESTMENT                                         INVESTMENT
BY CONTACTING YOUR INVESTMENT  An investment professional with an authorized      Visit or consult an investment professional.
PROFESSIONAL                   firm can help you establish and maintain your
                               account.

BY MAIL                        Visit or consult an investment professional. Make  Visit or consult an invesment professional. Fill
                               your check payable to the ING Funds and mail it,   out the Account Additions form included on the
                               along with a completed Account Application.        bottom of your account statement along with your
                               Please indicate your investment professional on    check payable to the ING Funds and mail them to
                               the New Account Application.                       the address on the account statement. Remember to
                                                                                  write your account number on the check.

BY WIRE                        Call the ING Operations Department at (800)        Wire the funds in the same manner described under
                               992-0180 and select Option 4 to obtain an account  Initial Investment.
                               number and indicate your investment professional
                               on the account.

                               Instruct your bank to wire funds to the Fund in the care of:

                               State Street Bank and Trust Company ABA
                               #101003621 Kansas City, MO credit to: __________
                               (the Fund) A/C #751-8315; for further credit to:
                               Shareholder A/C # ________________ (A/C # you
                               received over the telephone) Shareholder Name:
                               _________________________________________________
                               (Your Name Here)
                               After wiring funds you must complete the Account
                               Application and send it to:

                               ING Funds
                               P.O. Box 219368
                               Kansas City, MO 64121-9368

34 SHAREHOLDER GUIDE

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

You may redeem shares by using the methods outlined in the table on the right.


Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.


SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

-  Your account must have a current value of at least $10,000.
-  Minimum withdrawal amount is $100.
-  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS


Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.


Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

            METHOD                               PROCEDURES
BY CONTACTING YOUR INVESTMENT  You may redeem shares by contacting your
PROFESSIONAL                   investment professional. Investment professionals
                               may charge for their services in connection with
                               your redemption request, but neither the Fund nor
                               the Distributor imposes any such charge.

BY MAIL Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                               ING Funds
                               P.O. Box 219368
                               Kansas City, MO 64121-9368

                               If certificated shares have been issued, the certificate must accompany the written request.
                               Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account
                               Application. A signature guarantee may be required.

BY TELEPHONE -- EXPEDITED      You may redeem shares by telephone on all
REDEMPTION                     accounts other than retirement accounts, unless
                               you check the box on the Account Application
                               which signifies that you do not wish to use
                               telephone redemptions. To redeem by telephone,
                               call a Shareholder Services Representative at
                               (800) 992-0180.

                               RECEIVING PROCEEDS BY CHECK:

                               You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with the ING Funds for at least 30 days.

                               RECEIVING PROCEEDS BY WIRE:

                               You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                           SHAREHOLDER GUIDE 35

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES

NET ASSET VALUE


The net asset value ("NAV") per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.


When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Funds' Board of Directors ("Board"). The types of securities for which such fair value pricing might be required include, but are not limited to:


- Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable;
-  Securities of an issuer that has entered into a restructuring;
-  Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is no current market value quotation; and

-  Securities that are restricted as to transfer or resale.


The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determines their NAV per share.


PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern time and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES


You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of ING Aeltus Money Market, ING Classic Money Market, and ING Money Market Funds for which no sales charge was paid

36 SHAREHOLDER GUIDE

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE

must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.


The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Funds may prohibit excessive exchanges (more than four per year). The Funds also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.


In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of the prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND


You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this Prospectus into the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that Fund, the Fund's CDSC will apply. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.


SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund except ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV (less any applicable sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than $1,000. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your investment professional. We will begin sending you individual copies thirty days after receiving your request.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                           SHAREHOLDER GUIDE 37

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS


ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.


As of June 30, 2004, ING Investments managed over $35.4 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

FUND                                                 MANAGEMENT FEE
ING Growth                                                0.70%
ING Small Company                                         0.85
ING Index Plus LargeCap                                   0.45
ING Index Plus MidCap                                     0.45
ING Index Plus SmallCap                                   0.45
ING Value Opportunity                                     0.70
ING Balanced                                              0.80
ING Equity Income                                         0.70
ING Strategic Allocation Growth                           0.80
ING Strategic Allocation Balanced                         0.80
ING Strategic Allocation Income                           0.80

SUB-ADVISERS


ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or the Funds' Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING Investments acts as a "manager-of-managers" for the ING Equity Income Fund. ING Investments delegates to the sub-adviser of the Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Funds' Board. The Fund and ING Investments have received shareholder approval to permit ING Investments, with the approval of the Funds' Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. The Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of the Fund and its investment strategies may also change.


ING INVESTMENT MANAGEMENT CO.


ING Investment Management Co., ("ING IM" or "Sub-Adviser"), a Connecticut corporation, formerly Aeltus Investment Management, Inc., serves as sub-adviser to each Fund (other than ING Equity Income Fund). ING IM is responsible for managing the assets of each Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly owned subsidiary of ING Groep N.V., and is an affiliate of ING Investments.

As of June 30, 2004, ING IM managed over $61 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

Prior to March 31, 2002, ING IM served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.


ING SMALL COMPANY FUND


The Fund is managed by a team of ING IM equity investment specialists led by Carolie Burroughs, Portfolio Manager, ING IM. Ms. Burroughs has been managing ING Small Company Fund since March 2002. Ms. Burroughs has been managing small-cap portfolios for ING IM's institutional clients since 1998. Ms. Burroughs has also served as a small-cap securities specialist for other ING IM-advised funds since 1998. Prior to joining ING IM, she gained investment experience with Loomis Sayles and Colonial Management Associates.


ING VALUE OPPORTUNITY FUND


The Fund is managed by a team of ING IM equity investment specialists led by William F. Coughlin. William F. Coughlin, Portfolio Manager, joined ING IM in April 2003. Prior to joining ING IM, Mr. Coughlin was Chief Investment Officer and a principal of Delta Capital Management LLC since 1998.

MAMAGEMENT OF THE FUNDS 38

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS

Before joining Delta Capital Management LLC, he was a Managing Director at Scudder Kemper Investments, and its predecessor firm, Dreman Value Advisors.


ING GROWTH FUND


The Fund is managed by a team of ING IM equity investment specialists led by Kenneth Bragdon, Portfolio Manager, ING IM. Mr. Bragdon has been managing ING Growth Fund since May 1998 and previously co-managed the Fund. Mr. Bragdon has 29 years of experience in the investment business, including more than 20 years with ING IM.


ING INDEX PLUS LARGECAP, ING INDEX PLUS MIDCAP AND ING INDEX PLUS SMALLCAP FUNDS

The Funds are managed by Hugh T.M. Whelan and Douglas Cote.


Mr. Whelan, Portfolio Manager, ING IM, has served as co-manager of ING Index Plus LargeCap Fund since March 2001 and as co-manager of ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING IM since 1989 and previously served as a quantitative portfolio manager in ING IM's fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, ING IM, has served as co-manager of the ING Index Plus LargeCap, ING Index Plus MidCap and ING Index Plus SmallCap Funds since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING IM's equity department.


ING BALANCED FUND

The Fund is managed by Hugh T.M. Whelan and James B. Kauffmann.


Hugh Whelan co-manages the ING Balanced Fund, leading a team of investment professionals responsible for the equity segment of the Fund. Mr. Whelan has been with ING IM since 1989 and has served as a quantitative analyst at ING IM since 1999. Mr. Whelan previously served as a quantitative portfolio manager in ING IM's fixed income group specializing in corporate securities.


James B. Kauffmann co-manages the Fund, leading a team of investment professionals responsible for the fixed-income segment of the Fund. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 18 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed-income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

STRATEGIC ALLOCATION FUNDS


ING Strategic Allocation Growth, ING Strategic Allocation Balanced and ING Strategic Allocation Income Funds

The ING Strategic Allocation Funds are managed by a team of ING IM investment professionals led by Mary Ann Fernandez. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and ING GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING IM. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.


WELLINGTON MANAGEMENT COMPANY, LLP
ING EQUITY INCOME FUND


Wellington Management Company, LLP ("Wellington Management") serves as Sub-Adviser to ING Equity Income Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment-counseling firm that provides service to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. The principal address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. As of June 30, 2004, Wellington Management had approximately $424 billion in assets under management.


The Fund is managed by Karen H. Grimes, CFA and Vice President of Wellington Management. Ms. Grimes joined Wellington Management in 1995 and has been an investment professional since 1983.

PERFORMANCE OF SIMILAR EQUITY INCOME ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

The tables below are designed to show you how a composite of similar equity income investment accounts managed by Wellington Management performed over various periods in the past.

The Wellington Management Equity Income Composite (the "Wellington Management Composite") is a composite of the performance of all actual fee-paying, fully discretionary equity income accounts managed by Wellington Management. An account is included in the composite beginning with the first full month of eligibility. Each account in the Wellington Management Composite has investment objectives, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of ING Equity Income Fund.

The tables below show the returns for the Wellington Management Composite compared with the Russell 1000 Value Index for the one-year, three-year, and since inception periods

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     MANAGEMENT OF THE FUNDS 39

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS

ended December 31, 2003 and on an annual basis as of December 31 of each of the last 3 years. This information is designed to demonstrate the historical track record of Wellington Management. IT DOES NOT INDICATE HOW ING EQUITY INCOME FUND HAS PERFORMED OR WILL PERFORM IN THE FUTURE. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2003)


                      WELLINGTON        WELLINGTON
                     EQUITY INCOME     EQUITY INCOME
                     COMPOSITE (%)     COMPOSITE (%)     RUSSELL 1000
                       (AT MAX           (WITH NO            VALUE
                   SALES CHARGE)(1)    SALES CHARGE)     INDEX(2) (%)
One Year                14.34%            21.36%            30.03%
Three Years            (1.01)%             3.01%             1.22%
Five Years                N/A               N/A               N/A
Ten Years                 N/A               N/A               N/A
Since Inception
(01/31/2000)             5.99%             7.64%              3.5%


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                                    WELLINGTON
                                   EQUITY INCOME
                                   COMPOSITE (%)    RUSSELL 1000
                                     (WITH NO           VALUE
                                   SALES CHARGE)    INDEX(2) (%)
2003                                   21.36%          30.03%
2002                                 (11.66)%        (15.52)%
2001                                    1.95%         (5.59)%



Year-to-date total return as of June 30, 2004 is 0.47% (includes no deduction for sales charge).

(1) Reflects the deduction of applicable Class A sales charges of 5.75%.
(2) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.


Except to the extent performance has been adjusted to reflect the operating costs of ING Equity Income Fund, the performance reflected in the Wellington Management Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research, the U.S. and Canadian version of the Global Investment Performance Standards, which differ from the method used by the SEC.


The composite performance data in the Wellington Management Composite was calculated on a total return basis and includes all losses. The gross total returns for the Wellington Management Composite in the Average Annual Total Return and Annual Total Return tables were adusted to reflect the deduction of net operating expenses for Class A shares of ING Equity Income Fund. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expenses, without the provision for any applicable federal or state income taxes, if any. The first column of performance numbers under the Average Annual Total Return table reflects the deduction of the maximum front-end sales charge of the Class A shares of the ING Equity Income Fund (5.75%) from a hypothetical investment made in the first year of the one, three, five, and ten year periods, respectively. The Annual Total Return table for the Wellington Management Composite does not reflect the deduction of any sales loads, which would have reduced those performance numbers. The investment accounts that are included in the Wellington Management Composite may not be subject to the diversification requirements, specific tax restrictions, and the investment limitations imposed on the Fund by the Investment Company Act of 1940 ("1940 Act") or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Wellington Management Composite could have been adversely affected if the institutional private accounts included in the Wellington Management Composite had been regulated as investment companies under the federal securities laws. All accounts in the composite are investment companies registered under the 1940 Act. The aggregate returns of the accounts in the Wellington Management Composite may not reflect the returns of any particular account of Wellington Management.


40 MANAGEMENT OF THE FUNDS

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:

ANNUALLY(1)                                SEMI-ANNUALLY(2)
-----------                                ----------------
ING Growth Fund                            ING Balanced Fund
ING Small Company Fund                     ING Equity Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING Value Opportunity Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Income Fund

(1)  Distributions are normally expected to consist primarily of capital gains.

(2)  Dividends are normally expected to consist of ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Classes A, B or C shares of a Fund invested in another ING Fund that offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end ING Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.


Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends attributable to interest rates are not eligible for the reductions in rates described below. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers on corporate stock. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.


- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.


- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          DIVIDENDS, DISTRIBUTIONS AND TAXES 41

MORE INFORMATION ABOUT RISKS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS


The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

U.S. GOVERNMENT SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION INCOME FUND, AND ING STRATEGIC ALLOCATION GROWTH
FUND). Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT ING VALUE OPPORTUNITY FUND, ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, AND ING INDEX PLUS SMALLCAP
FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES (ING EQUITY INCOME FUND). Each Fund, except as limited in the SAI and by the 1940 Act, may invest up to 10% of its assets in other investment companies. The Fund may invest in other investment companies to the extent permitted by the Fund's investment policies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Exchange traded funds, or "ETFs," present risks similar to those of an investment in the underlying securities held by the ETF. ETFs, are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the NAV of the ETF's underlying securities. If the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND AND ING EQUITY INCOME FUND). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


MORTGAGE-RELATED SECURITIES (ING BALANCED, ING STRATEGIC ALLOCATION GROWTH, ING STRATEGIC ALLOCATION BALANCED AND ING STRATEGIC ALLOCATION INCOME FUNDS). Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no

42 MORE INFORMATION ABOUT RISKS

                                                    MORE INFORMATION ABOUT RISKS

assurance that private guarantors or insurers will be able to meet their obligations.


DERIVATIVES (ALL FUNDS EXCEPT ING EQUITY INCOME FUND, ING STRATEGIC ALLOCATION GROWTH FUND, ING STRATEGIC ALLOCATION BALANCED FUND, AND ING STRATEGIC ALLOCATION INCOME FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.


The derivative instruments in which a Fund may invest include futures contracts and options and swaps.

FUTURES CONTRACTS AND OPTIONS: The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS: ING Strategic Allocation Growth, ING Strategic Allocation Balanced and ING Strategic Allocation Income Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Funds are not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.


HIGH YIELD SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION INCOME FUND, AND ING STRATEGIC ALLOCATION GROWTH
FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, AND ING INDEX PLUS SMALLCAP FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               MORE INFORMATION ABOUT RISKS  43

MORE INFORMATION ABOUT RISKS

volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

The risks of investing in foreign securities may be greater for emerging markets investments. See the discussion of emerging markets investments under "Other Risks," below.


REPURCHASE AGREEMENTS (ING STRATEGIC ALLOCATION GROWTH FUND, ING STRATEGIC BALANCED FUND AND ING STRATEGIC INCOME FUND). Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

PORTFOLIO TURNOVER (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND AND ING INDEX PLUS MIDCAP FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

OTHER RISKS

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

EMERGING MARKETS INVESTMENTS (ALL FUNDS EXCEPT ING EQUITY INCOME FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.


TEMPORARY DEFENSIVE STRATEGIES (ALL FUNDS). When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

BORROWING (ALL FUNDS). A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS (ALL FUNDS). A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.


SHORT SALES (ALL FUNDS). A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

All Funds will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the

44 MORE INFORMATION ABOUT RISKS

                                                    MORE INFORMATION ABOUT RISKS

investment restrictions, policies and investment programs of each Fund, as described in the SAI and this Prospectus.

PAIRING OFF TRANSACTIONS (ALL FUNDS). A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS (ALL FUNDS). Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS (ALL FUNDS). A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES (ALL FUNDS). If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INABILITY TO SELL SECURITIES (ALL FUNDS). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

CORPORATE DEBT SECURITIES (ALL FUNDS EXCEPT ING EQUITY INCOME FUND). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.
                                                MORE INFORMATION ABOUT RISKS 45

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Fund's Class A's, Class B's and Class C's financial performance for the past five years or, if shorter, the period of each class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual report, which is incorporated by reference into the SAI and is available upon request.
46 FINANCIAL HIGHLIGHTS

ING GROWTH FUND                                             FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                  CLASS A
                                                ---------------------------------------------------------------------------
                                                   YEAR         YEAR     SEVEN MONTHS
                                                   ENDED        ENDED       ENDED            YEAR ENDED OCTOBER 31,
                                                  MAY 31,      MAY 31,      MAY 31,    ------------------------------------
                                                   2004         2003        2002(1)       2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       9.97        11.21        11.66        22.50        22.15        16.37
 Income (loss) from investment operations:
 Net investment loss                          $      (0.04)       (0.04)       (0.05)       (0.07)       (0.03)       (0.06)*
 Net realized and unrealized gain (loss)
 on investments                               $       1.43        (1.20)       (0.40)       (8.21)        3.42         6.04
 Total from investment operations             $       1.39        (1.24)       (0.45)       (8.28)        3.39         5.98
 Less distributions from:
 Net realized gains on investments            $         --           --           --         2.56         3.04         0.20
 Total distributions                          $         --           --           --         2.56         3.04         0.20
 Net asset value, end of period               $      11.36         9.97        11.21        11.66        22.50        22.15
 TOTAL RETURN(2)                              %      13.94       (11.06)       (3.86)      (40.71)       16.34        36.78

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)             $     64,570       66,514       82,011       85,409      122,415       57,329
 Ratios to average net assets:
 Expenses(3)                                  %       1.18         1.24         1.21         1.16         1.12         1.19
 Net investment loss(3)                       %      (0.35)       (0.38)       (0.67)       (0.53)       (0.34)       (0.29)
 Portfolio turnover rate                      %        147          197          143          199          183          142

                                                                                  CLASS B
                                                ---------------------------------------------------------------------------
                                                                            SEVEN
                                                   YEAR         YEAR        MONTHS                                MARCH 1,
                                                   ENDED        ENDED       ENDED      YEAR ENDED OCTOBER 31,    1999(4) TO
                                                  MAY 31,      MAY 31,     MAY 31,     -----------------------  OCTOBER 31,
                                                   2004         2003       2002(1)        2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       9.95        11.28        11.79        22.71        22.40        19.84
 Income (loss) from investment operations:
 Net investment loss                          $      (0.10)       (0.08)       (0.10)       (0.20)       (0.03)       (0.15)*
 Net realized and unrealized gain (loss)
 on investments                               $       1.41        (1.25)       (0.41)       (8.29)        3.30         2.71
 Total from investment operations             $       1.31        (1.33)       (0.51)       (8.49)        3.27         2.56
 Less distributions from:
 Net realized gains on investments            $         --           --           --         2.43         2.96           --
 Total distributions                          $         --           --           --         2.43         2.96           --
 Net asset value, end of period               $      11.26         9.95        11.28        11.79        22.71        22.40
 TOTAL RETURN(2)                              %      13.17       (11.79)       (4.32)      (41.11)       15.46        12.90

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)             $      7,054        3,965        2,988        3,213        5,710        1,920
 Ratios to average net assets:
 Expenses(3)                                  %       1.93         1.99         1.96         1.91         1.87         1.94
 Net investment loss(3)                       %      (1.08)       (1.13)       (1.42)       (1.28)       (1.09)       (1.04)
 Portfolio turnover rate                      %        147          197          143          199          183          142


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.
                                                            ING GROWTH FUND  47

ING GROWTH FUND (CONTINUED)                                 FINANCIAL HIGHLIGHTS


                                                                                  CLASS C
                                             ------------------------------------------------------------------------------
                                                                            SEVEN
                                                  YEAR         YEAR         MONTHS
                                                  ENDED        ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                 MAY 31,      MAY 31,       MAY 31,    ------------------------------------
                                                  2004         2003         2002(1)       2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       9.85        11.18        11.68        22.55        22.25        16.56
 Income (loss) from investment operations:
 Net investment loss                          $      (0.12)       (0.10)       (0.11)       (0.20)       (0.03)       (0.22)*
 Net realized and unrealized gain (loss)
 on investments                               $       1.42        (1.23)       (0.39)       (8.23)        3.27         6.11
 Total from investment operations             $       1.30        (1.33)       (0.50)       (8.43)        3.24         5.89
 Less distributions from:
 Net realized gains on investments            $         --           --           --         2.44         2.94         0.20
 Total distributions                          $         --           --           --         2.44         2.94         0.20
 Net asset value, end of period               $      11.15         9.85        11.18        11.68        22.55        22.25
 TOTAL RETURN(2)                              %      13.20       (11.90)       (4.28)      (41.14)       15.47        35.80

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)             $      2,444        1,662        1,893        2,268        3,857        1,446
 Ratios to average net assets:
 Expenses(3)                                  %       1.93         1.99         1.96         1.91         1.87         1.94
 Net investment loss(3)                       %      (1.08)       (1.13)       (1.42)       (1.28)       (1.09)       (1.04)
 Portfolio turnover rate                      %        147          197          143          199          183          142



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  Commencement of operations of class.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

48 ING GROWTH FUND

ING SMALL COMPANY FUND                                      FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                  CLASS A
                                                ---------------------------------------------------------------------------
                                                  YEAR         YEAR      SEVEN MONTHS
                                                  ENDED        ENDED        ENDED            YEAR ENDED OCTOBER 31,
                                                 MAY 31,      MAY 31,       MAY 31,    ------------------------------------
                                                  2004         2003         2002(1)       2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      12.06        13.70        12.74        14.80        12.11        10.15
 Income (loss) from investment operations:
 Net investment income (loss)                 $       0.00**      (0.01)       (0.03)        0.03         0.02         0.02*
 Net realized and unrealized gain (loss)
 on investments                               $       3.07        (1.63)        1.00        (1.30)        3.62         2.02
 Total from investment operations             $       3.07        (1.64)        0.97        (1.27)        3.64         2.04
 Less distributions from:
 Net investment income                        $         --           --         0.01         0.05         0.01         0.02
 Net realized gains on investments            $         --           --           --         0.74         0.94         0.06
 Total distributions                          $         --           --         0.01         0.79         0.95         0.08
 Net asset value, end of period               $      15.13        12.06        13.70        12.74        14.80        12.11
 TOTAL RETURN(2)                              %      25.46       (11.97)        7.64        (8.66)       31.55        20.16

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    123,834       92,176      101,892       69,074       61,682       16,269
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       1.28         1.38         1.32         1.34         1.35         1.48
 Gross expenses prior to expense
 reimbursement(3)                             %       1.28         1.38         1.32         1.34         1.35         1.50
 Net investment income (loss) after
 expense reimbursement(3)(4)                  %      (0.03)       (0.08)       (0.37)        0.25         0.21         0.18
 Portfolio turnover rate                      %        123          322          200          257          333          232

                                                                                  CLASS B
                                                ---------------------------------------------------------------------------
                                                  YEAR         YEAR      SEVEN MONTHS                             MARCH 1,
                                                  ENDED        ENDED        ENDED      YEAR ENDED OCTOBER 31,    1999(5) TO
                                                 MAY 31,      MAY 31,      MAY 31,     -----------------------  OCTOBER 31,
                                                  2004         2003        2002(1)        2001      2000            1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      12.17        13.93        13.00        15.12        12.37        10.69
 Income (loss) from investment operations:
 Net investment income (loss)                 $      (0.09)       (0.10)       (0.06)       (0.07)        0.01        (0.05)*
 Net realized and unrealized gain (loss)
 on investments                               $       3.08        (1.66)        0.99        (1.33)        3.61         1.73
 Total from investment operations             $       2.99        (1.76)        0.93        (1.40)        3.62         1.68
 Less distributions from:
 Net realized gains on investments            $         --           --           --         0.72         0.87           --
 Total distributions                          $         --           --           --         0.72         0.87           --
 Net asset value, end of period               $      15.16        12.17        13.93        13.00        15.12        12.37
 TOTAL RETURN(2)                              %      24.57       (12.63)        7.15        (9.37)       30.51        15.72

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $      6,234        2,048        1,890        1,173        1,246          129
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       2.03         2.13         2.07         2.09         2.10         2.23
 Gross expenses prior to expense
 reimbursement(3)                             %       2.03         2.13         2.07         2.09         2.10         2.25
 Net investment loss after
 expense reimbursement(3)(4)                  %      (0.84)       (0.83)       (1.11)       (0.50)       (0.54)       (0.57)
 Portfolio turnover rate                      %        123          322          200          257          333          232


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING SMALL COMPANY FUND 49

ING SMALL COMPANY FUND (CONTINUED)                          FINANCIAL HIGHLIGHTS


                                                                                  CLASS C
                                                ---------------------------------------------------------------------------
                                                  YEAR         YEAR      SEVEN MONTHS
                                                  ENDED        ENDED        ENDED            YEAR ENDED OCTOBER 31,
                                                 MAY 31,      MAY 31,       MAY 31,    ------------------------------------
                                                  2004         2003         2002(1)       2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      12.11        13.88        12.95        15.04        12.32        10.39
 Income (loss) from investment operations:
 Net investment income (loss)                 $      (0.11)       (0.10)       (0.12)       (0.08)        0.02        (0.07)*
 Net realized and unrealized gain (loss)
 on investments                               $       3.08        (1.67)        1.05        (1.32)        3.59         2.07
 Total from investment operations             $       2.97        (1.77)        0.93        (1.40)        3.61         2.00
 Less distributions from:
 Net investment income                        $         --           --           --           --           --         0.01
 Net realized gains on investments            $         --           --           --         0.69         0.89         0.06
 Total distributions                          $         --           --           --         0.69         0.89         0.07
 Net asset value, end of period               $      15.08        12.11        13.88        12.95        15.04        12.32
 TOTAL RETURN(2)                              %      24.53       (12.75)        7.18        (9.39)       30.54        19.33

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $      3,855        2,270        3,369        4,040        6,736        1,893
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       2.03         2.13         2.07         2.09         2.10         2.23
 Gross expenses prior to expense
 reimbursement(3)                             %       2.03         2.13         2.07         2.09         2.10         2.25
 Net investment loss after expense
 reimbursement(3)(4)                          %      (0.80)       (0.83)       (1.09)       (0.50)       (0.54)       (0.57)
 Portfolio turnover rate                      %        123          322          200          257          333          232



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  Commencement of operations of class.

* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount less than $0.01 per share.



50 ING SMALL COMPANY FUND

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                  CLASS A
                                                ---------------------------------------------------------------------------
                                                                         SEVEN MONTHS
                                                   YEAR ENDED MAY 31,       ENDED            YEAR ENDED OCTOBER 31,
                                                -----------------------     MAY 31,    ------------------------------------
                                                   2004         2003        2002(1)       2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      12.27        13.68        13.72        18.64        17.36        13.70
 Income (loss) from investment operations:
 Net investment income                        $       0.10         0.10         0.05         0.09         0.06         0.07*
 Net realized and unrealized gain (loss)
 on investments                               $       1.91        (1.40)        0.00**      (4.96)        1.28         3.84
 Total from investment operations             $       2.01        (1.30)        0.05        (4.87)        1.34         3.91
 Less distributions from:
 Net investment income                        $       0.09         0.11         0.09         0.05         0.06         0.05
 Net realized gain from investments           $         --           --           --           --           --         0.20
 Total distributions                          $       0.09         0.11         0.09         0.05         0.06         0.25
 Net asset value, end of period               $      14.19        12.27        13.68        13.72        18.64        17.36
 TOTAL RETURN(2)                              %      16.40        (9.48)        0.34       (26.19)        7.74        28.78

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    265,436      207,230      183,379      173,369      187,566       81,908
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment (3)(4)              %       0.94         0.95         0.94         0.91         0.91         0.95
 Gross expenses prior to expense
 reimbursement/recoupment(3)                  %       0.93         0.97         0.94         0.91         0.91         1.00
 Net investment income after
 reimbursement/recoupment(3)(4)               %       0.76         0.88         0.56         0.58         0.31         0.42
 Portfolio turnover rate                      %         79          112           87          117          104           72

                                                                                  CLASS B
                                                ---------------------------------------------------------------------------
                                                                         SEVEN MONTHS                             MARCH 1
                                                   YEAR ENDED MAY 31,       ENDED      YEAR ENDED OCTOBER 31,    1999(5) TO
                                                -----------------------     MAY 31,    -----------------------  OCTOBER 31,
                                                   2004         2003        2002(1)       2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      12.21        13.59        13.60        18.57        17.37        15.68
 Income (loss) from investment operations:
 Net investment income (loss)                 $      (0.01)        0.02        (0.02)       (0.03)        0.01        (0.04)*
 Net realized and unrealized gain (loss)
 on investments                               $       1.92        (1.40)        0.01        (4.94)        1.19         1.73
 Total from investment operations             $       1.91        (1.38)       (0.01)       (4.97)        1.20         1.69
 Less distributions from:
 Net investment income                        $       0.01         0.00**         --           --           --           --
 Total distributions                          $       0.01         0.00**         --           --           --           --
 Net asset value, end of period               $      14.11        12.21        13.59        13.60        18.57        17.37
 TOTAL RETURN(2)                              %      15.61       (10.14)       (0.07)      (26.76)        6.91        10.78

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $     37,382       24,228       27,672       28,933       32,666       17,386
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)               %       1.69         1.70         1.69         1.66         1.66         1.70
 Gross expenses prior to expense
 reimbursement/recoupment(3)                  %       1.68         1.72         1.69         1.66         1.66         1.75
 Net investment income (loss) after
 reimbursement/recoupment(3)(4)               %      (0.01)        0.13        (0.19)       (0.17)       (0.44)       (0.32)
 Portfolio turnover rate                      %         79          112           87          117          104           72


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING INDEX PLUS LARGECAP FUND 51

ING INDEX PLUS LARGECAP FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS


                                                                                  CLASS C
                                                ---------------------------------------------------------------------------
                                                                         SEVEN MONTHS
                                                   YEAR ENDED MAY 31,       ENDED             YEAR ENDED OCTOBER 31,
                                                -----------------------    MAY 31,     ------------------------------------
                                                   2004         2003       2002(1)        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      12.27        13.64        13.64        18.57        17.33        13.74
 Income (loss) from investment operations:
 Net investment income (loss)                 $       0.03         0.05         0.02         0.03           --        (0.01)*
 Net realized and unrealized gain (loss)
 on investments                               $       1.91        (1.40)       (0.02)       (4.96)        1.24         3.85
 Total from investment operations             $       1.94        (1.35)        0.00**      (4.93)        1.24         3.84
 Less distributions from:
 Net investment income                        $       0.02         0.02           --           --           --         0.05
 Net realized gain from investments                     --           --           --           --           --         0.20
 Total distributions                          $       0.02         0.02           --           --           --         0.25
 Net asset value, end of period               $      14.19        12.27        13.64        13.64        18.57        17.33
 TOTAL RETURN(2)                              %      15.86        (9.88)        0.00       (26.55)        7.17        28.17

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $     18,846       16,434       23,267       27,742       51,143       33,439
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)               %       1.44         1.45         1.44         1.41         1.41         1.45
 Gross expenses prior to expense
 reimbursement/recoupment(3)                  %       1.43         1.46         1.44         1.41         1.41         1.50
 Net investment income (loss) after
 reimbursement/recoupment(3)(4)               %       0.25         0.37         0.07         0.08        (0.19)       (0.07)
 Portfolio turnover rate                      %         79          112           87          117          104           72



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5)  Commencement of operations of class.

* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

52 ING INDEX PLUS LARGECAP FUND

ING INDEX PLUS MIDCAP FUND                                  FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                        CLASS A
                                                       ------------------------------------------------------------------------
                                                                               SEVEN MONTHS
                                                         YEAR ENDED MAY 31,       ENDED           YEAR ENDED OCTOBER 31,
                                                       ----------------------     MAY 31,    ----------------------------------
                                                          2004        2003        2002(1)      2001         2000        1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $      11.64       12.92        10.98       14.72        12.66       10.34
 Income (loss) from investment operations:
 Net investment income                               $       0.03        0.02         0.01        0.03         0.03        0.04*
 Net realized and unrealized gain (loss)
 on investments                                      $       2.79       (1.20)        1.96       (1.73)        3.86        2.32
 Total from investment operations                    $       2.82       (1.18)        1.97       (1.70)        3.89        2.36
 Less distributions from:
 Net investment income                               $       0.01          --         0.03        0.02         0.05        0.04
 Net realized gain from investments                  $         --        0.10           --        2.02         1.78          --
 Total distributions                                 $       0.01        0.10         0.03        2.04         1.83        0.04
 Net asset value, end of period                      $      14.45       11.64        12.92       10.98        14.72       12.66
 TOTAL RETURN(2)                                     %      24.27       (9.10)       17.94      (12.79)       35.14       22.81

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $    120,295      55,636       41,127      18,805       10,999       3,434
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)      %       1.00        0.99         1.00        1.00         1.00        1.00
 Gross expenses prior to expense reimbursement(3)    %       1.11        1.38         1.31        1.50         1.50        2.03
 Net investment income after reimbursement(3)(4)     %       0.30        0.26         0.15        0.28         0.13        0.30
 Portfolio turnover rate                             %        112         128          190         181          180         131

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                               SEVEN MONTHS                             MARCH 1
                                                         YEAR ENDED MAY 31,       ENDED      YEAR ENDED OCTOBER 31,   1999(5) TO
                                                       ----------------------     MAY 31,    ----------------------   OCTOBER 31,
                                                          2004         2003       2002(1)     2001           2000        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $      11.40       12.76        10.87       14.62        12.61       11.23
 Income (loss) from investment operations:
 Net investment loss                                 $      (0.05)      (0.04)       (0.03)      (0.05)       (0.02)      (0.04)*
 Net realized and unrealized gain (loss)
 on investments                                      $       2.72       (1.22)        1.92       (1.72)        3.79        1.42
 Total from investment operations                    $       2.67       (1.26)        1.89       (1.77)        3.77        1.38
 Less distributions from:
 Net realized gain from investments                  $         --        0.10           --        1.98         1.76          --
 Total distributions                                 $         --        0.10           --        1.98         1.76          --
 Net asset value, end of period                      $      14.07       11.40        12.76       10.87        14.62       12.61
 TOTAL RETURN(2)                                     %      23.42       (9.84)       17.39      (13.39)       34.09       12.29

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $     20,839       7,733        3,942       1,405        1,568         446
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)      %       1.75        1.74         1.75        1.75         1.75        1.75
 Gross expenses prior to expense reimbursement(3)    %       1.86        2.13         2.06        2.25         2.25        2.78
 Net investment loss after reimbursement(3)(4)       %      (0.44)      (0.47)       (0.59)      (0.47)       (0.62)      (0.45)
 Portfolio turnover rate                             %        112         128          190         181          180         131


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING INDEX PLUS MIDCAP FUND 53

ING INDEX PLUS MIDCAP FUND (CONTINUED)                      FINANCIAL HIGHLIGHTS


                                                                                  CLASS C
                                                ---------------------------------------------------------------------------
                                                                         SEVEN MONTHS
                                                   YEAR ENDED MAY 31,        ENDED            YEAR ENDED OCTOBER 31,
                                                -----------------------     MAY 31,    ------------------------------------
                                                   2004         2003        2002(1)       2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      11.45        12.79        10.87        14.60        12.59        10.33
 Income (loss) from investment operations:
 Net investment loss                          $      (0.03)       (0.02)       (0.02)       (0.02)       (0.02)       (0.02)*
 Net realized and unrealized gain (loss)
 on investments                               $       2.75        (1.22)        1.94        (1.73)        3.81         2.31
 Total from investment operations             $       2.72        (1.24)        1.92        (1.75)        3.79         2.29
 Less distributions from:
 Net investment income                        $         --           --           --           --           --         0.03
 Net realized gain from investments           $         --         0.10           --         1.98         1.78           --
 Total distributions                          $         --         0.10           --         1.98         1.78         0.03
 Net asset value, end of period               $      14.17        11.45        12.79        10.87        14.60        12.59
 TOTAL RETURN(2)                              %      23.76        (9.66)       17.57       (13.19)       34.41        22.19

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $     11,885        5,363        3,200        1,791        1,612          516
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       1.50         1.49         1.50         1.50         1.50         1.50
 Gross expenses prior to expense
 reimbursement(3)                             %       1.61         1.88         1.81         2.00         2.00         2.53
 Net investment loss after
 reimbursement(3)(4)                          %      (0.20)       (0.22)       (0.34)       (0.22)       (0.37)       (0.20)
 Portfolio turnover rate                      %        112          128          190          181          180          131



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  Commencement of operations of class.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

54 ING INDEX PLUS MISCAP FUND

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                  CLASS A
                                                ---------------------------------------------------------------------------
                                                                         SEVEN MONTHS
                                                   YEAR ENDED MAY 31,       ENDED             YEAR ENDED OCTOBER 31,
                                                -----------------------    MAY 31,     ------------------------------------
                                                   2004         2003       2002(1)        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      11.41        12.78        10.72        11.61         9.92         8.86
 Income (loss) from investment operations:
 Net investment income (loss)                 $      (0.01)        0.00**         --        (0.02)       (0.03)          --*
 Net realized and unrealized gain (loss)
 on investments                               $       3.32        (1.24)        2.06        (0.87)        1.72         1.07
 Total from investment operations             $       3.31        (1.24)        2.06        (0.89)        1.69         1.07
 Less distributions from:
 Net investment income                        $         --           --           --           --           --         0.01
 Net realized gain from investments           $         --         0.13           --           --           --           --
 Total distributions                          $         --         0.13           --           --           --         0.01
 Net asset value, end of period               $      14.72        11.41        12.78        10.72        11.61         9.92
 TOTAL RETURN(2)                              %      29.01        (9.64)       19.22        (7.67)       17.04        12.13

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $     39,803       18,016        9,316        5,020        3,806        2,348
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       0.99         0.98         1.00         1.00         1.00         1.00
 Gross expenses prior to expense
 reimbursement(3)                             %       1.39         2.37         2.11         2.10         1.77         2.28
 Net investment income (loss) after
 reimbursement(3)(4)                          %      (0.10)        0.00        (0.06)       (0.16)       (0.30)       (0.02)
 Portfolio turnover rate                      %        126          129           61          118          134           85

                                                                                  CLASS B
                                                ----------------------------------------------------------------------------
                                                                        SEVEN MONTHS                               MARCH 1
                                                  YEAR ENDED MAY 31,       ENDED        YEAR ENDED OCTOBER 31,   1999(5) TO
                                                ----------------------     MAY 31,     -----------------------   OCTOBER 31,
                                                   2004         2003       2002(1)        2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      11.06        12.50        10.52        11.48         9.88         8.91
 Income (loss) from investment operations:
 Net investment loss                          $      (0.08)       (0.06)       (0.02)       (0.08)       (0.03)*      (0.05)*
 Net realized and unrealized gain (loss)
 on investments                               $       3.19        (1.25)        2.00        (0.88)        1.63         1.02
 Total from investment operations             $       3.11        (1.31)        1.98        (0.96)        1.60         0.97
 Less distributions from:
 Net realized gain from investments           $         --         0.13           --           --           --           --
 Total distributions                          $         --         0.13           --           --           --           --
 Net asset value, end of period               $      14.17        11.06        12.50        10.52        11.48         9.88
 TOTAL RETURN(2)                              %      28.12       (10.42)       18.73        (8.36)       16.19        10.89

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $      9,431        3,586        2,246          498          299          193
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       1.74         1.73         1.75         1.75         1.75         1.75
 Gross expenses prior to expense
 reimbursement(3)                             %       2.14         3.12         2.86         2.85         2.52         3.03
 Net investment loss after
 reimbursement(3)(4)                          %      (0.83)       (0.75)       (0.75)       (0.91)       (1.05)       (0.77)
 Portfolio turnover rate                      %        126          129           61          118          134           85


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING INDEX PLUS SMALLCAP FUND 55

ING INDEX PLUS SMALLCAP FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS


                                                                                  CLASS C
                                                ---------------------------------------------------------------------------
                                                                         SEVEN MONTHS
                                                   YEAR ENDED MAY 31,        ENDED            YEAR ENDED OCTOBER 31,
                                                -----------------------     MAY 31,    ------------------------------------
                                                   2004         2003        2002(1)       2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      11.15        12.56        10.57        11.50         9.87         8.84
 Income (loss) from investment operations:
 Net investment loss                          $      (0.07)       (0.03)       (0.02)       (0.09)       (0.03)       (0.05)*
 Net realized and unrealized gain (loss)
 on investments                               $       3.23        (1.25)        2.01        (0.84)        1.66         1.08
 Total from investment operations             $       3.16        (1.28)        1.99        (0.93)        1.63         1.03
 Less distributions from:
 Net realized gain from investments           $         --         0.13           --           --           --           --
 Total distributions                          $         --         0.13           --           --           --           --
 Net asset value, end of period               $      14.31        11.15        12.56        10.57        11.50         9.87
 TOTAL RETURN(2)                              %      28.34       (10.13)       18.83        (8.09)       16.51        11.66

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $      4,970        2,202          893          395          615          589
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       1.49         1.48         1.50         1.50         1.50         1.50
 Gross expenses prior to expense
 reimbursement(3)                             %       1.89         2.87         2.61         2.60         2.27         2.78
 Net investment loss after
 reimbursement(3)(4)                          %      (0.59)       (0.50)       (0.53)       (0.66)       (0.80)       (0.52)
 Portfolio turnover rate                      %        126          129           61          118          134           85



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  Commencement of operations of class.

* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

56 ING INDEX PLUS SMALLCAP FUND

ING VALUE OPPORTUNITY FUND                                  FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                  CLASS A
                                                ---------------------------------------------------------------------------
                                                  YEAR         YEAR      SEVEN MONTHS
                                                  ENDED        ENDED        ENDED              YEAR ENDED OCTOBER 31,
                                                 MAY 31,      MAY 31,       MAY 31,    ------------------------------------
                                                  2004         2003         2002(1)       2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       8.68        10.32        10.23        14.50        13.20         9.97
 Income (loss) from investment operations:
 Net investment income (loss)                 $       0.05         0.02        (0.01)       (0.01)       (0.02)          --*
 Net realized and unrealized gain (loss)
 on investments                               $       1.25        (1.66)        0.10        (2.22)        2.18         3.25
 Total from investment operations             $       1.30        (1.64)        0.09        (2.23)        2.16         3.25
 Less distributions from:
 Net investment income                        $       0.02           --           --           --         0.01         0.02
 Net realized gains on investments            $         --           --           --         2.04         0.85           --
 Total distributions                          $       0.02           --           --         2.04         0.86         0.02
 Net asset value, end of period               $       9.96         8.68        10.32        10.23        14.50        13.20
 TOTAL RETURN(2)                              %      15.03       (15.89)        0.88       (17.26)       17.24        32.57

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)             $     37,069       30,436       24,634       12,294        7,074        1,139
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       1.31         1.35         1.35         1.35         1.35         1.35
 Gross expenses prior to expense
 reimbursement(3)                             %       1.45         1.65         1.62         1.99         1.87         2.77
 Net investment income (loss) after expense
 reimbursement(3)(4)                          %       0.58         0.22        (0.28)       (0.10)       (0.17)       (0.02)
 Portfolio turnover rate                      %        200          269          132          172          162          125

                                                                                  CLASS B
                                                ----------------------------------------------------------------------------
                                                  YEAR         YEAR      SEVEN MONTHS                              MARCH 1,
                                                  ENDED        ENDED        ENDED       YEAR ENDED OCTOBER 31,   1999(5) TO
                                                 MAY 31,      MAY 31,       MAY 31,    -----------------------   OCTOBER 31,
                                                  2004         2003         2002(1)       2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       8.51        10.20        10.16        14.38        13.14        11.28
 Income (loss) from investment operations:
 Net investment loss                          $      (0.01)       (0.03)       (0.04)       (0.07)       (0.04)       (0.06)*
 Net realized and unrealized gain (loss)
 on investments                               $       1.23        (1.66)        0.08        (2.23)        2.08         1.92
 Total from investment operations             $       1.22        (1.69)        0.04        (2.30)        2.04         1.86
 Less distributions from:
 Net realized gains on investments            $         --           --           --         1.92         0.80           --
 Total distributions                          $         --           --           --         1.92         0.80           --
 Net asset value, end of period               $       9.73         8.51        10.20        10.16        14.38        13.14
 TOTAL RETURN(2)                              %      14.34       (16.57)        0.39       (17.81)       16.31        16.49

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)             $      3,645        1,183          587          350          149          188
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       2.06         2.10         2.10         2.10         2.10         2.10
 Gross expenses prior to expense
 reimbursement(3)                             %       2.20         2.40         2.37         2.74         2.62         3.52
 Net investment loss after expense
 reimbursement(3)(4)                          %      (0.02)       (0.52)       (1.00)       (0.85)       (0.92)       (0.77)
 Portfolio turnover rate                      %        200          269          132          172          162          125


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.
                                                  ING VALUE OPPORTUNITY FUND 57

ING VALUE OPPORTUNITY FUND (CONTINUED)                      FINANCIAL HIGHLIGHTS


                                                                                  CLASS C
                                                ---------------------------------------------------------------------------
                                                  YEAR         YEAR      SEVEN MONTHS
                                                  ENDED        ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                 MAY 31,      MAY 31,       MAY 31,    ------------------------------------
                                                  2004         2003        2002(1)        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       8.47        10.15        10.11        14.34        13.09         9.95
 Income (loss) from investment operations:
 Net investment loss                          $      (0.01)       (0.03)       (0.06)       (0.09)       (0.03)       (0.09)*
 Net realized and unrealized gain (loss)
 on investments                               $       1.22        (1.65)        0.10        (2.20)        2.08         3.23
 Total from investment operations             $       1.21        (1.68)        0.04        (2.29)        2.05         3.14
 Less distributions from:
 Net realized gains on investments            $         --           --           --         1.94         0.80           --
 Total distributions                          $         --           --           --         1.94         0.80           --
 Net asset value, end of period               $       9.68         8.47        10.15        10.11        14.34        13.09
 TOTAL RETURN(2)                              %      14.29       (16.55)        0.40       (17.84)       16.39        31.56

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)             $      1,443          528          414          388          464          315
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       2.06         2.10         2.10         2.10         2.10         2.10
 Gross expenses prior to expense
 reimbursement(3)                             %       2.20         2.40         2.37         2.74         2.62         3.52
 Net investment loss after
 expense reimbursement(3)(4)                  %      (0.05)       (0.53)       (0.97)       (0.85)       (0.92)       (0.77)
 Portfolio turnover rate                      %        200          269          132          172          162          125



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  Commencement of operations of class.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

58 ING VALUE OPPORTUNITY FUND

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                  CLASS A
                                                ---------------------------------------------------------------------------
                                                  YEAR         YEAR      SEVEN MONTHS
                                                  ENDED        ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                 MAY 31,      MAY 31,       MAY 31,    ------------------------------------
                                                  2004          2003       2002(1)        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      10.84        11.07        11.02        14.08        13.72        12.83
 Income (loss) from investment operations:
 Net investment income                        $       0.13         0.11         0.08         0.21         0.35         0.29*
 Net realized and unrealized gain (loss)
 on investments                               $       0.88        (0.24)        0.12        (1.83)        0.82         1.52
 Total from investment operations             $       1.01        (0.13)        0.20        (1.62)        1.17         1.81
 Less distributions from:
 Net investment income                        $       0.19         0.10         0.15         0.23         0.27         0.31
 Net realized gains on investments            $         --           --           --         1.21         0.54         0.61
 Total distributions                          $       0.19         0.10         0.15         1.44         0.81         0.92
 Net asset value, end of period               $      11.66        10.84        11.07        11.02        14.08        13.72
 TOTAL RETURN(2)                              %       9.38        (1.15)        1.82       (12.36)        8.81        14.48

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $     70,237       59,826       45,221       33,860       35,564       27,339
 Ratios to average net assets:
 Expenses(3)                                  %       1.32         1.42         1.39         1.35         1.31         1.36
 Net investment income(3)                     %       1.11         1.11         1.31         1.81         1.99         2.13
 Portfolio turnover rate                      %        302          379          118          180          242          127

                                                                                  CLASS B
                                                ---------------------------------------------------------------------------
                                                                            SEVEN
                                                  YEAR         YEAR         MONTHS                                MARCH 1,
                                                  ENDED        ENDED        ENDED      YEAR ENDED OCTOBER 31,   1999(4) TO
                                                 MAY 31,      MAY 31,       MAY 31,    -----------------------  OCTOBER 31,
                                                  2004          2003        2002(1)       2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      10.75        11.02       10.97         14.02        13.69        13.00
 Income (loss) from investment operations:
 Net investment income                        $       0.04         0.03        0.04          0.12         0.27         0.13*
 Net realized and unrealized gain (loss)
 on investments                               $       0.87        (0.23)       0.12         (1.83)        0.80         0.65
 Total from investment operations             $       0.91        (0.20)       0.16         (1.71)        1.07         0.78
 Less distributions from:
 Net investment income                        $       0.15         0.07        0.11          0.13         0.20         0.09
 Net realized gains on investments            $         --           --          --          1.21         0.54           --
 Total distributions                          $       0.15         0.07        0.11          1.34         0.74         0.09
 Net asset value, end of period               $      11.51        10.75       11.02         10.97        14.02        13.69
 TOTAL RETURN(2)                              %       8.51        (1.84)       1.45        (13.10)        8.01         6.02

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $     13,899        3,099       1,670         1,312        1,130          745
 Ratios to average net assets:
 Expenses(3)                                  %       2.07         2.17        2.14          2.10         2.06         2.11
 Net investment income(3)                     %       0.35         0.40        0.56          1.06         1.24         1.38
 Portfolio turnover rate                      %        302          379         118           180          242          127


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                           ING BALANCED FUND 59

ING BALANCED FUND (CONTINUED)                               FINANCIAL HIGHLIGHTS


                                                                                  CLASS C
                                                ---------------------------------------------------------------------------
                                                  YEAR         YEAR      SEVEN MONTHS
                                                  ENDED        ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                 MAY 31,      MAY 31,       MAY 31,    ------------------------------------
                                                  2004         2003        2002(1)        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      10.71        10.99        10.94        13.96        13.63        12.80
 Income (loss) from investment operations:
 Net investment income                        $       0.04         0.03         0.03         0.13         0.24         0.19*
 Net realized and unrealized gain (loss)
 on investments                               $       0.87        (0.24)        0.13        (1.83)        0.81         1.52
 Total from investment operations             $       0.91        (0.21)        0.16        (1.70)        1.05         1.71
 Less distributions from:
 Net investment income                        $       0.12         0.07         0.11         0.11         0.18         0.27
 Net realized gains on investments            $         --           --           --         1.21         0.54         0.61
 Total distributions                          $       0.12         0.07         0.11         1.32         0.72         0.88
 Net asset value, end of period               $      11.50        10.71        10.99        10.94        13.96        13.63
 TOTAL RETURN(2)                              %       8.59        (1.94)        1.47       (13.09)        7.95        13.64

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $      4,270        2,877        2,050        1,829        2,185        1,601
 Ratios to average net assets:
 Expenses(3)                                  %       2.07         2.17         2.14         2.10         2.06         2.11
 Net investment income(3)                     %       0.36         0.35         0.56         1.06         1.24         1.38
 Portfolio turnover rate                      %        302          379          118          180          242          127



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4)  Commencement of operations of class.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

60 ING BALANCED FUND

ING EQUITY INCOME FUND                                      FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                  CLASS A
                                                ---------------------------------------------------------------------------
                                                  YEAR         YEAR      SEVEN MONTHS
                                                  ENDED        ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                 MAY 31,      MAY 31,       MAY 31,    ------------------------------------
                                                  2004         2003        2002(1)        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       8.12         9.45         9.49        14.18        16.68        15.22
 Income (loss) from investment operations:
 Net investment income                        $       0.06         0.04         0.01         0.02         0.04         0.05*
 Net realized and unrealized gain (loss)
 on investments                               $       1.22        (1.32)       (0.04)       (3.96)        0.49         3.25
 Total from investment operations             $       1.28        (1.28)       (0.03)       (3.94)        0.53         3.30
 Less distributions from:
 Net investment income                        $       0.02         0.05         0.01         0.01         0.03         0.11
 Net realized gains on investments            $         --           --           --         0.74         3.00         1.73
 Total distributions                          $       0.02         0.05         0.01         0.75         3.03         1.84
 Net asset value, end of period               $       9.38         8.12         9.45         9.49        14.18        16.68
 TOTAL RETURN(2)                              %      15.77       (13.58)       (0.28)      (29.07)        3.50        22.67

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)             $     58,263       52,182       62,062       63,821       92,407       72,789
 Ratios to average net assets:
 Expenses(3)                                  %       1.15         1.18         1.16         1.11         1.08         1.11
 Net investment income(3)                     %       0.71         0.47         0.10         0.13         0.08         0.31
 Portfolio turnover rate                      %        213          225          132          194          167          122

                                                                                  CLASS B
                                                ---------------------------------------------------------------------------
                                                                           SEVEN
                                                  YEAR          YEAR       MONTHS                                 MARCH 1,
                                                  ENDED         ENDED       ENDED       YEAR ENDED OCTOBER 31,   1999(4) TO
                                                 MAY 31,       MAY 31,     MAY 31,     -----------------------  OCTOBER 31,
                                                  2004          2003       2002(1)        2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       8.03         9.37         9.44        14.11        16.66        15.41
 Income (loss) from investment operations:
 Net investment income (loss)                 $       0.01        (0.02)       (0.05)       (0.07)        0.01        (0.05)*
 Net realized and unrealized gain (loss)
 on investments                               $       1.20        (1.32)       (0.02)       (3.95)        0.41         1.31
 Total from investment operations             $       1.21        (1.34)       (0.07)       (4.02)        0.42         1.26
 Less distributions from:
 Net investment income                        $         --         0.00**         --           --           --         0.01
 Net realized gains on investments            $         --           --           --         0.65         2.97           --
 Total distributions                          $         --         0.00**         --         0.65         2.97         0.01
 Net asset value, end of period               $       9.24         8.03         9.37         9.44        14.11        16.66
 TOTAL RETURN(2)                              %      15.07       (14.26)       (0.74)      (29.59)        2.72         8.17

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)             $      4,192        1,027          611          683          920          493
 Ratios to average net assets:
 Expenses(3)                                  %       1.90         1.93         1.91         1.86         1.83         1.86
 Net investment income (loss)(3)              %       0.20        (0.28)       (0.65)       (0.62)       (0.67)       (0.44)
 Portfolio turnover rate                      %        213          225          132          194          167          122


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.
                                                      ING EQUITY INCOME FUND 61

ING EQUITY INCOME FUND (CONTINUED)                          FINANCIAL HIGHLIGHTS


                                                                                  CLASS C
                                                ---------------------------------------------------------------------------
                                                  YEAR         YEAR      SEVEN MONTHS
                                                  ENDED        ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                 MAY 31,      MAY 31,       MAY 31,    ------------------------------------
                                                  2004         2003        2002(1)        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       8.00         9.33         9.40        14.04        16.59        15.22
 Income (loss) from investment operations:
 Net investment income (loss)                 $      (0.00)**     (0.02)       (0.01)       (0.09)        0.01        (0.07)*
 Net realized and unrealized gain (loss)
 on investments                               $       1.20        (1.31)       (0.06)       (3.91)        0.41         3.24
 Total from investment operations             $       1.20        (1.33)       (0.07)       (4.00)        0.42         3.17
 Less distributions from:
 Net investment income                        $         --         0.00**         --           --           --         0.07
 Net realized gains on investments            $         --           --           --         0.64         2.97         1.73
 Total distributions                          $         --         0.00**         --         0.64         2.97         1.80
 Net asset value, end of period               $       9.20         8.00         9.33         9.40        14.04        16.59
 TOTAL RETURN(2)                              %      15.00       (14.22)       (0.74)      (29.59)        2.72        21.68

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)             $      1,283          968        1,327          946        2,209        1,787
 Ratios to average net assets:
 Expenses(3)                                  %       1.90         1.93         1.91         1.86         1.83         1.86
 Net investment loss(3)                       %      (0.02)       (0.28)       (0.70)       (0.62)       (0.67)       (0.44)
 Portfolio turnover rate                      %        213          225          132          194          167          122



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4)  Commencement of operations of class.

* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

62 ING EQUITY INCOME FUND

ING STRATEGIC ALLOCATION GROWTH FUND                        FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                  CLASS A
                                                ---------------------------------------------------------------------------
                                                                        SEVEN MONTHS
                                                  YEAR ENDED MAY 31,       ENDED              YEAR ENDED OCTOBER 31,
                                                -----------------------    MAY 31,     ------------------------------------
                                                  2004          2003       2002(1)        2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       9.22        10.05         9.52        11.93        12.06        11.09
 Income (loss) from investment operations:
 Net investment income                        $       0.07         0.06         0.04         0.13         0.25         0.19*
 Net realized and unrealized gain (loss)
 on investments                               $       1.28        (0.87)        0.62        (2.40)        0.71         1.26
 Total from investment operations             $       1.35        (0.81)        0.66        (2.27)        0.96         1.45
 Less distributions from:
 Net investment income                        $       0.09         0.02         0.13         0.14         0.20         0.17
 Net realized gain from investments           $         --           --           --           --         0.89         0.31
 Total distributions                          $       0.09         0.02         0.13         0.14         1.09         0.48
 Net asset value, end of period               $      10.48         9.22        10.05         9.52        11.93        12.06
 TOTAL RETURN(2)                              %      14.71        (8.02)        6.94       (19.23)        8.34        13.35

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $     45,103       38,801       26,925       23,011       25,131       16,252
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       1.25         1.25         1.25         1.25         1.25         1.45
 Gross expenses prior to expense
 reimbursement(3)                             %       1.38         1.64         1.50         1.41         1.35         1.51
 Net investment income after
 reimbursement(3)(4)                          %       0.73         0.92         0.60         1.23         1.51         1.61
 Portfolio turnover rate                      %        222          236          149          242          248          132

                                                                                  CLASS B
                                                ---------------------------------------------------------------------------
                                                                        SEVEN MONTHS                              MARCH 1
                                                   YEAR ENDED MAY 31,       ENDED       YEAR ENDED OCTOBER 31,  1999(5) TO
                                                -----------------------    MAY 31,     -----------------------  OCTOBER 31,
                                                  2004          2003        2002(1)       2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       9.19        10.06         9.51        11.93        12.06        11.21
 Income (loss) from investment operations:
 Net investment income (loss)                 $      (0.01)*       0.01        (0.01)        0.05         0.12         0.07*
 Net realized and unrealized gain (loss)
 on investments                               $       1.29        (0.88)        0.61        (2.40)        0.76         0.78
 Total from investment operations             $       1.28        (0.87)        0.60        (2.35)        0.88         0.85
 Less distributions from:
 Net investment income                        $       0.07           --         0.05         0.07         0.12           --
 Net realized gain from investments           $         --           --           --           --         0.89           --
 Total distributions                          $       0.07           --         0.05         0.07         1.01           --
 Net asset value, end of period               $      10.40         9.19        10.06         9.51        11.93        12.06
 TOTAL RETURN(2)                              %      13.98        (8.65)        6.36       (19.82)        7.58         7.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $      2,251          220          159          175          193          116
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       2.00         2.00         2.00         2.00         2.00         2.20
 Gross expenses prior to expense
 reimbursement(3)                             %       2.13         2.39         2.25         2.16         2.10         2.26
 Net investment income (loss) after
 reimbursement(3)(4)                          %      (0.02)        0.15        (0.14)        0.48         0.76         0.86
 Portfolio turnover rate                      %        222          236          149          242          248          132


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.
                                        ING STRATEGIC ALLOCATION GROWTH FUND 63

ING STRATEGIC ALLOCATION GROWTH FUND (CONTINUED)            FINANCIAL HIGHLIGHTS


                                                                                  CLASS C
                                                ---------------------------------------------------------------------------
                                                                        SEVEN MONTHS
                                                   YEAR ENDED MAY 31,      ENDED              YEAR ENDED OCTOBER 31,
                                                -----------------------    MAY 31,     ------------------------------------
                                                  2004          2003       2002(1)        2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       9.18        10.06         9.49        11.89        12.03        11.11
 Income (loss) from investment operations:
 Net investment income                        $      (0.00)**      0.05         0.01         0.06         0.17         0.10*
 Net realized and unrealized gain (loss)
 on investments                               $       1.28        (0.93)        0.60        (2.41)        0.71         1.26
 Total from investment operations             $       1.28        (0.88)        0.61        (2.35)        0.88         1.36
 Less distributions from:
 Net investment income                        $       0.01           --         0.04         0.05         0.13         0.13
 Net realized gain from investments           $         --           --           --           --         0.89         0.31
 Total distributions                          $       0.01           --         0.04         0.05         1.02         0.44
 Net asset value, end of period               $      10.45         9.18        10.06         9.49        11.89        12.03
 TOTAL RETURN(2)                              %      13.95        (8.75)        6.48       (19.84)        7.57        12.47

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        572          444        1,743        1,999        2,731        2,626
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       2.00         2.00         2.00         2.00         2.00         2.20
 Gross expenses prior to expense
 reimbursement(3)                             %       2.13         2.39         2.25         2.16         2.10         2.26
 Net investment income (loss) after
 reimbursement(3)(4)                          %      (0.03)        0.08        (0.14)        0.48         0.76         0.86
 Portfolio turnover rate                      %        222          236          149          242          248          132



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  Commencement of operations of class.
* Per share data calculated using average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.


64 ING STRATEGIC ALLOCATION GROWTH FUND

ING STRATEGIC ALLOCATION BALANCED FUND                      FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                  CLASS A
                                                ---------------------------------------------------------------------------
                                                                        SEVEN MONTHS
                                                  YEAR ENDED MAY 31,       ENDED              YEAR ENDED OCTOBER 31,
                                                -----------------------    MAY 31,     ------------------------------------
                                                  2004          2003       2002(1)        2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       9.66        10.24         9.86        11.65        11.67        11.01
 Income (loss) from investment operations:
 Net investment income                        $       0.11         0.11         0.06         0.21         0.35         0.27*
 Net realized and unrealized gain (loss)
 on investments                               $       0.96        (0.59)        0.53        (1.76)        0.43         0.83
 Total from investment operations             $       1.07        (0.48)        0.59        (1.55)        0.78         1.10
 Less distributions from:
 Net investment income                        $       0.10         0.10         0.21         0.24         0.27         0.20
 Net realized gain from investments           $         --           --           --           --         0.53         0.24
 Total distributions                          $       0.10         0.10         0.21         0.24         0.80         0.44
 Net asset value, end of period               $      10.63         9.66        10.24         9.86        11.65        11.67
 TOTAL RETURN(2)                              %      11.13        (4.59)        6.01       (13.53)        7.02        10.10

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $     58,366       51,521       39,763       32,912       32,868       15,389
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       1.20         1.20         1.20         1.20         1.20         1.45
 Gross expenses prior to expense
 reimbursement(3)                             %       1.33         1.50         1.42         1.36         1.33         1.53
 Net investment income after
 reimbursement(3)(4)                          %       1.04         1.21         1.08         2.02         2.29         2.29
 Portfolio turnover rate                      %        288          277          129          204          239          125

                                                                                  CLASS B
                                                ---------------------------------------------------------------------------
                                                                        SEVEN MONTHS                              MARCH 1
                                                   YEAR ENDED MAY 31,      ENDED        YEAR ENDED OCTOBER 31,  1999(5) TO
                                                -----------------------    MAY 31,     -----------------------  OCTOBER 31,
                                                  2004          2003       2002(1)        2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       9.65        10.27         9.85        11.66        11.68        11.09
 Income (loss) from investment operations:
 Net investment income                        $       0.04         0.02         0.03         0.14         0.18         0.12*
 Net realized and unrealized gain (loss)
 on investments                               $       0.96        (0.56)        0.51        (1.77)        0.52         0.47
 Total from investment operations             $       1.00        (0.54)        0.54        (1.63)        0.70         0.59
 Less distributions from:
 Net investment income                        $       0.07         0.08         0.12         0.18         0.19           --
 Net realized gain from investments           $         --           --           --           --         0.53           --
 Total distributions                          $       0.07         0.08         0.12         0.18         0.72           --
 Net asset value, end of period               $      10.58         9.65        10.27         9.85        11.66        11.68
 TOTAL RETURN(2)                              %      10.42        (5.25)        5.54       (14.18)        6.24         5.32

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $      3,578          478          128          184          139          105
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       1.95         1.95         1.95         1.95         1.95         2.20
 Gross expenses prior to expense
 reimbursement(3)                             %       2.08         2.25         2.17         2.11         2.08         2.28
 Net investment income after
 reimbursement(3)(4)                          %       0.29         0.47         0.37         1.27         1.54         1.54
 Portfolio turnover rate                      %        288          277          129          204          239          125


          [GRAPHIC] If you have any questions, please call 1-800-992-0180.
                                 ING STRATEGIC ALLOCATION BALANCED FUND 65

ING STRATEGIC ALLOCATION BALANCED FUND (CONTINUED)          FINANCIAL HIGHLIGHTS


                                                                                  CLASS C
                                                ---------------------------------------------------------------------------
                                                                        SEVEN MONTHS
                                                   YEAR ENDED MAY 31,      ENDED              YEAR ENDED OCTOBER 31,
                                                -----------------------    MAY 31,     ------------------------------------
                                                  2004          2003       2002(1)        2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       9.73        10.31         9.90        11.66        11.65        11.04
 Income (loss) from investment operations:
 Net investment income                        $       0.03         0.03         0.03         0.18         0.03         0.18*
 Net realized and unrealized gain (loss)
 on investments                               $       0.98        (0.58)        0.51        (1.81)        0.66         0.83
 Total from investment operations             $       1.01        (0.55)        0.54        (1.63)        0.69         1.01
 Less distributions from:
 Net investment income                        $       0.05         0.03         0.13         0.13         0.15         0.16
 Net realized gain from investments           $         --           --           --           --         0.53         0.24
 Total distributions                          $       0.05         0.03         0.13         0.13         0.68         0.40
 Net asset value, end of period               $      10.69         9.73        10.31         9.90        11.66        11.65
 TOTAL RETURN(2)                              %      10.43        (5.30)        5.52       (14.10)        6.15         9.30

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        581          148          116          123          169          127
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       1.95         1.90         1.95         1.95         1.95         2.20
 Gross expenses prior to expense
 reimbursement(3)                             %       2.08         2.20         2.17         2.11         2.08         2.28
 Net investment income after
 reimbursement(3)(4)                          %       0.29         0.42         0.34         1.27         1.54         1.54
 Portfolio turnover rate                      %        288          277          129          204          239          125



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  Commencement of operations of class.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

66 ING STRATEGIC ALLOCATION BALANCED FUND

ING STRATEGIC ALLOCATION INCOME FUND                        FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                  CLASS A
                                                ---------------------------------------------------------------------------
                                                                        SEVEN MONTHS
                                                   YEAR ENDED MAY 31,      ENDED              YEAR ENDED OCTOBER 31,
                                                -----------------------    MAY 31,     ------------------------------------
                                                  2004          2003       2002(1)        2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       9.49         9.74         9.71        10.62        10.48        10.15
 Income (loss) from investment operations:
 Net investment income                        $       0.14         0.16         0.11         0.29         0.42         0.31*
 Net realized and unrealized gain (loss)
 on investments                               $       0.55        (0.28)        0.29        (0.86)        0.34         0.46
 Total from investment operations             $       0.69        (0.12)        0.40        (0.57)        0.76         0.77
 Less distributions from:
 Net investment income                        $       0.11         0.13         0.37         0.34         0.28         0.22
 Net realized gain from investments           $         --           --           --           --         0.34         0.22
 Total distributions                          $       0.11         0.13         0.37         0.34         0.62         0.44
 Net asset value, end of period               $      10.07         9.49         9.74         9.71        10.62        10.48
 TOTAL RETURN(2)                              %       7.30        (1.12)        4.24        (5.50)        7.65         7.65

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $     31,488       29,223       23,120       20,973       18,220       10,371
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       1.15         1.15         1.15         1.15         1.15         1.45
 Gross expenses prior to expense
 reimbursement(3)                             %       1.42         1.65         1.56         1.50         1.44         1.70
 Net investment income after
 reimbursement(3)(4)                          %       1.38         1.82         1.99         3.05         3.44         2.98
 Portfolio turnover rate                      %        372          286          101          165          195          120

                                                                                  CLASS B
                                                ---------------------------------------------------------------------------
                                                                        SEVEN MONTHS                              MARCH 1
                                                   YEAR ENDED MAY 31,      ENDED        YEAR ENDED OCTOBER 31,  1999(5) TO
                                                -----------------------    MAY 31,     -----------------------  OCTOBER 31,
                                                  2004          2003       2002(1)        2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       9.52         9.80         9.73        10.63        10.49        10.08
 Income (loss) from investment operations:
 Net investment income                        $       0.05         0.10         0.04         0.27         0.38         0.16*
 Net realized and unrealized gain (loss)
 on investments                               $       0.57        (0.28)        0.31        (0.91)        0.31         0.25
 Total from investment operations             $       0.62        (0.18)        0.35        (0.64)        0.69         0.41
 Less distributions from:
 Net investment income                        $       0.04         0.10         0.28         0.26         0.21           --
 Net realized gain from investments           $         --           --           --           --         0.34           --
 Total distributions                          $       0.04         0.10         0.28         0.26         0.55           --
 Net asset value, end of period               $      10.10         9.52         9.80         9.73        10.63        10.49
 TOTAL RETURN(2)                              %       6.52        (1.77)        3.66        (6.14)        6.91         4.07

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $      1,179          669          217          125          115          123
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       1.90         1.90         1.90         1.90         1.90         2.20
 Gross expenses prior to expense
 reimbursement(3)                             %       2.17         2.40         2.31         2.25         2.19         2.45
 Net investment income after
 reimbursement(3)(4)                          %       0.63         1.07         1.21         2.30         2.69         2.23
 Portfolio turnover rate                      %        372          286          101          165          195          120


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING STRATEGIC ALLOCATION INCOME FUND 67

ING STRATEGIC ALLOCATION INCOME FUND (CONTINUED)            FINANCIAL HIGHLIGHTS


                                                                                  CLASS C
                                                ---------------------------------------------------------------------------
                                                                        SEVEN MONTHS
                                                    YEAR ENDED MAY 31,     ENDED              YEAR ENDED OCTOBER 31,
                                                -----------------------    MAY 31,     ------------------------------------
                                                  2004          2003       2002(1)        2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       9.54         9.76         9.69        10.59        10.46        10.18
 Income (loss) from investment operations:
 Net investment income                        $       0.05         0.10         0.09         0.24         0.32         0.23
 Net realized and unrealized gain (loss)
 on investments                               $       0.56        (0.28)        0.27        (0.88)        0.36         0.46
 Total from investment operations             $       0.61        (0.18)        0.36        (0.64)        0.68         0.69
 Less distributions from:
 Net investment income                        $       0.03         0.04         0.29         0.26         0.21         0.19
 Net realized gain from investments           $         --           --           --           --         0.34         0.22
 Total distributions                          $       0.03         0.04         0.29         0.26         0.55         0.41
 Net asset value, end of period               $      10.12         9.54         9.76         9.69        10.59        10.46
 TOTAL RETURN(2)                              %       6.45        (1.80)        3.74        (6.18)        6.81         6.88

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        413          201          240          251          275          304
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %       1.90         1.90         1.90         1.90         1.90         2.20
 Gross expenses prior to expense
 reimbursement(3)                             %       2.17         2.40         2.31         2.25         2.19         2.45
 Net investment income after
 reimbursement(3)(4)                          %       0.63         1.07         1.23         2.30         2.69         2.23
 Portfolio turnover rate                      %        372          286          101          165          195          120



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  Commencement of operations of class.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

68 ING STRATEGIC ALLOCATION INCOME FUND

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the Class A, Class B, and Class C shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


DOMESTIC EQUITY AND INCOME FUNDS
ING Convertible Fund
ING Equity and Bond Fund

ING Real Estate Fund


DOMESTIC EQUITY GROWTH FUNDS
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Disciplined LargeCap Fund
ING SmallCap Opportunities Fund


DOMESTIC EQUITY VALUE FUNDS

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund


FIXED INCOME FUNDS
ING GNMA Income Fund

ING Government Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund


GLOBAL EQUITY FUNDS

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Worldwide Growth Fund
ING Global Science and Technology Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

MONEY MARKET FUNDS
ING Aeltus Money Market Fund
ING Classic Money Market Fund

ING Lexington Money Market Fund

ING Money Market Fund

LOAN PARTICIPATION FUND
ING Senior Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS


Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent registered public accounting firm's reports (in annual reports only).


STATEMENT OF ADDITIONAL INFORMATION


The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.


Please write or call for a free copy of the current Annual/Semi-Annual Reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.                811-6352
  ING Growth Fund
  ING Small Company Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Value Opportunity Fund
  ING Balanced Fund
  ING Equity Income Fund
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Balanced Fund
  ING Strategic Allocation Income Fund

[ING FUNDS LOGO]


                                                 PRPRO-AFDEABC     (0904-093004)

PROSPECTUS


PROSPECTUS

SEPTEMBER 30, 2004

CLASS I

DOMESTIC EQUITY GROWTH FUNDS

ING GROWTH FUND
ING SMALL COMPANY FUND

DOMESTIC EQUITY INDEX FUNDS

ING INDEX PLUS LARGECAP FUND
ING INDEX PLUS MIDCAP FUND
ING INDEX PLUS SMALLCAP FUND

DOMESTIC EQUITY VALUE FUND

ING VALUE OPPORTUNITY FUND

DOMESTIC EQUITY AND INCOME FUNDS

ING BALANCED FUND
ING EQUITY INCOME FUND (FORMERLY, ING GROWTH AND INCOME FUND)

STRATEGIC ALLOCATION FUNDS

ING STRATEGIC ALLOCATION GROWTH FUND
ING STRATEGIC ALLOCATION BALANCED FUND
ING STRATEGIC ALLOCATION INCOME FUND

[GRAPHIC]

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE CLASS I SHARES OF CERTAIN ING FUNDS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[ING FUNDS LOGO]

                                                                   WHAT'S INSIDE

[GRAPHIC]

OBJECTIVE

[GRAPHIC]

INVESTMENT STRATEGY

[GRAPHIC]

RISKS

These pages contain a description of each of our Funds included in this Prospectus, including each Fund's objective, investment strategy and risks.

You'll also find:

[GRAPHIC]

HOW THE FUND HAS PERFORMED

HOW THE FUND HAS PERFORMED. A chart that shows each Fund's financial performance for the past ten years (or since inception, if shorter).

[GRAPHIC]

WHAT YOU PAY TO INVEST

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

INTRODUCTION TO THE FUNDS                                 1
FUNDS AT A GLANCE                                         2

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund                                           4
ING Small Company Fund                                    6

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund                              8
ING Index Plus MidCap Fund                               10
ING Index Plus SmallCap Fund                             12

DOMESTIC EQUITY VALUE FUNDS
ING Value Opportunity Fund                               14

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund                                        16
ING Equity Income Fund                                   18

STRATEGIC ALLOCATION FUNDS                               20
ING Strategic Allocation Growth Fund                     23
ING Strategic Allocation Balanced Fund                   24
ING Strategic Allocation Income Fund                     25

WHAT YOU PAY TO INVEST                                   27
SHAREHOLDER GUIDE                                        29
MANAGEMENT OF THE FUNDS                                  33
DIVIDENDS, DISTRIBUTIONS AND TAXES                       36
MORE INFORMATION ABOUT RISKS                             37
FINANCIAL HIGHLIGHTS                                     41
WHERE TO GO FOR MORE INFORMATION                 Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY GROWTH FUNDS

   ING's Domestic Equity Growth Funds seek long-term growth of capital. They may suit you if you:
   - are investing for the long-term -- at least several years; and
   - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY INDEX FUNDS

   ING's Domestic Equity Index Funds seek to outperform the total return performance of the predetermined indices.
   They may suit you if you:
   - are investing for the long-term -- at least several years; and
   - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY VALUE FUND

   ING's Value Opportunity Fund seeks growth of capital.
   The Fund may suit you if you:
   - are investing for the long-term -- at least several years; and
   - are willing to accept risk in exchange for the potential for long-term growth of capital.

DOMESTIC EQUITY AND INCOME FUNDS

   ING's Domestic Equity and Income Funds seek income and growth of capital. They may suit you if you:
   - want both regular income and the potential for capital appreciation; and
   - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth, Domestic Equity Index or Domestic Equity Value Funds.

STRATEGIC ALLOCATION FUNDS

   ING's Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals. They generally seek capital appreciation and/or total return.
   They may suit you if you:
   - are investing for the long-term -- at least five years.

[SIDENOTE]

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Funds, please call your financial consultant or us at 1-800-992-0180.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                          Introduction to the Funds                            1

FUNDS AT A GLANCE

This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

FUND                                              INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund                                   Growth of capital
Adviser: ING Investments, LLC
Sub-Adviser: ING Investment Management Co.

ING Small Company Fund                            Growth of capital
Adviser: ING Investments, LLC
Sub-Adviser: ING Investment Management Co.

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund                      Outperform the total return performance of the Standard & Poor's
Adviser: ING Investments, LLC                     500 Composite Stock Price Index ("S&P 500 Index"), while
Sub-Adviser: ING Investment Management Co.        maintaining a market level of risk

ING Index Plus MidCap Fund                        Outperform the total return performance of the Standard & Poor's
Adviser: ING Investments, LLC                     MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a
Sub-Adviser: ING Investment Management Co.        market level of risk

ING Index Plus SmallCap Fund                      Outperform the total return performance of the Standard & Poor's
Adviser: ING Investments, LLC                     SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining
Sub-Adviser: ING Investment Management Co.        a market level of risk

DOMESTIC EQUITY VALUE FUND
ING Value Opportunity Fund                        Growth of capital
Adviser: ING Investments, LLC
Sub-Adviser: ING Investment Management Co.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund                                 Maximize total return with reasonable safety of principal
Adviser: ING Investments, LLC
Sub-Adviser: ING Investment Management Co.

ING Equity Income Fund                            Long-term capital growth and income
Adviser: ING Investments, LLC
Sub-Adviser: Wellington Management Company, LLP

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Growth Fund              Capital appreciation
Adviser: ING Investments, LLC
Sub-Adviser: ING Investment Management Co.

ING Strategic Allocation Balanced Fund            Provide total return (I.E., income and capital appreciation, both
Adviser: ING Investments, LLC                     realized and unrealized)
Sub-Adviser: ING Investment Management Co.

ING Strategic Allocation Income Fund              Provide total return consistent with preservation of capital
Adviser: ING Investments, LLC
Sub-Adviser: ING Investment Management Co.

2   Funds at a Glance

                                                               FUNDS AT A GLANCE

FUND                                              MAIN INVESTMENTS                MAIN RISKS
-------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund                                   Equity securities of large      Price volatility and other risks that
Adviser: ING Investments, LLC                     U.S. companies.                 accompany an investment in equity securities.
Sub-Adviser: ING Investment Management Co.

ING Small Company Fund                            Equity securities of            Price volatility and other risks that
Adviser: ING Investments, LLC                     small-sized U.S. companies.     accompany an investment in equity securities
Sub-Adviser: ING Investment Management Co.                                        of growth-oriented and small-sized companies.
                                                                                  Particularly sensitive to price swings during
                                                                                  periods of economic uncertainty.

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund                      Equity securities included in   Price volatility and other risks that
Adviser: ING Investments, LLC                     the S&P 500 Index.              accompany an investment in equity securities.
Sub-Adviser: ING Investment Management Co.

ING Index Plus MidCap Fund                        Equity securities included in   Price volatility and other risks that
Adviser: ING Investments, LLC                     the S&P MidCap 400 Index.       accompany an investment in equity securities.
Sub-Adviser: ING Investment Management Co.

ING Index Plus SmallCap Fund                      Equity securities included in   Price volatility and other risks that
Adviser: ING Investments, LLC                     the S&P SmallCap 600 Index.     accompany an investment in equity securities.
Sub-Adviser: ING Investment Management Co.

DOMESTIC EQUITY VALUE FUND
ING Value Opportunity Fund                        Equity securities of large      Price volatility and other risks that
Adviser: ING Investments, LLC                     U.S. companies believed to be   accompany an investment in equity securities.
Sub-Adviser: ING Investment Management Co.        undervalued.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund                                 A mix of equity and debt        Price volatility and other risks that
Adviser: ING Investments, LLC                     securities.                     accompany an investment in equity securities;
Sub-Adviser: ING Investment Management Co.                                        credit, interest rate and other risks that
                                                                                  accompany an investment in debt securities.

ING Equity Income Fund                            Equity securities of large      Price volatility and other risks that
Adviser: ING Investments, LLC                     dividend-paying U.S.            accompany an investment in equity securities
Sub-Adviser: Wellington Management Company, LLP   companies.                      and dividend-paying companies.

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Growth Fund              A mix of equity and debt        Price volatility and other risks that
Adviser: ING Investments, LLC                     securities.                     accompany an investment in equity securities;
Sub-Adviser: ING Investment Management Co.                                        credit, interest rate and other risks that
                                                                                  accompany an investment in debt securities.

ING Strategic Allocation Balanced Fund            A mix of equity and debt        Price volatility and other risks that
Adviser: ING Investments, LLC                     securities.                     accompany an investment in equity securities;
Sub-Adviser: ING Investment Management Co.                                        credit, interest rate and other risks that
                                                                                  accompany an investment in debt securities.

ING Strategic Allocation Income Fund              A mix of equity and debt        Price volatility and other risks that
Adviser: ING Investments, LLC                     securities.                     accompany an investment in equity securities;
Sub-Adviser: ING Investment Management Co.                                        credit, interest rate and other risks that
                                                                                  accompany an investment in debt securities.


                                                                  [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                                                      Funds at a Glance                          3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING GROWTH FUND                                    ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

INVESTMENT STRATEGY

[GRAPHIC]

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing the Fund, the Sub-Adviser:

- Emphasizes stocks of larger companies, although the Fund may invest in companies of any size.

- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates but whose perceived value is not reflected in the stock price.

- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

The Fund may invest in deriviative instruments and foreign securities.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

GROWTH INVESTING -- growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

SMALL-/MID-SIZED COMPANIES -- the stocks of small- and mid-sized companies may be more susceptible to price swings than those of larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

RISKS OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

RISKS OF FOREIGN INVESTING -- foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

4  ING Growth Fund

                                                                 ING GROWTH FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[CHART]

1994      5.59
1995     34.30
1996     22.12
1997     22.75
1998     37.90
1999     35.09
2000    -12.60
2001    -27.38
2002    -29.05
2003     30.19

(1)  These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:

                            4th quarter 1998:  23.31%
                            1st quarter 2001: (23.59)%

The Fund's Class I Shares' year-to-date total return as of June 30, 2004:

                                     1.26%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 1000 Growth Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                                              10 YEARS
                                                                                      1 YEAR  5 YEARS   (OR LIFE OF CLASS)(1)
     Class I Return Before Taxes                                                 %     30.19   (4.55)           8.79
     Class I Return After Taxes on Distributions                                 %     30.19   (5.91)           7.47
     Class I Return After Taxes on Distributions and Sale of Fund Shares         %     19.62   (4.14)           7.57
     Russell 1000 Growth Index (reflects no deduction for fees, expenses
     or taxes)(2)                                                                %     29.75   (5.11)           9.21(3)

(1)  Class I shares commenced operations on January 4, 1994.

(2) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

     The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on market capitalization.

(3) The Russell 1000 Growth Index return is for the period beginning January 1, 1994.
                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING Growth Fund                         5

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                             ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

INVESTMENT STRATEGY

[GRAPHIC]

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks and securities convertible into common stock of small-capitalization companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Sub-Adviser defines small-capitalization companies as companies that are included in the Standard & Poor's SmallCap 600 Index, (S&P SmallCap 600 Index) or the Russell 2000 Index at the time of purchase, or if not included in the Index, have market capitalizations of between $51 million and $3 billion. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P 600 and Russell 2000 Indices change. At June 30, 2004, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $51 million and the largest company had a market capitalization of $3 billion. At June 30, 2004, the smallest company in the Russell 2000 Index had a market capitalization of $70 million and the largest company had a market capitalization of $1.95 billion.


In managing the Fund, the Sub-Adviser:

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

-  May invest, to a limited extent, in foreign stocks.

The Fund may invest in derivatives instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

MARKET TRENDS -- from time to time, the stock market may not favor the mix of growth-oriented and value-oriented securities in which the Fund invests. Rather, the market could favor more speculative growth-oriented securities or more value-oriented securities.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small-cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

RISK OF FOREIGN INVESTING -- some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

RISKS OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

6  ING Small Company Fund

                                                          ING SMALL COMPANY FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[CHART]

1994     1.30
1995    48.17
1996    13.62
1997    33.28
1998     1.27
1999    31.01
2000     7.65
2001     3.74
2002   -23.76
2003    39.79

(1)  These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:

                           1st quarter 2000:  28.43%
                           3rd quarter 2002: (19.31)%

The Fund's Class I Shares' year-to-date total return as of June 30, 2004:

                                      2.75%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                                             10 YEARS
                                                                                      1 YEAR  5 YEARS  (OR LIFE OF CLASS)(1)
     Class I Return Before Taxes                                                 %     39.79    9.29           13.64
     Class I Return After Taxes on Distributions                                 %     39.77    8.45           12.26
     Class I Return After Taxes on Distributions and Sale of Fund Shares         %     25.89    7.61           11.75
     Russell 2000 Index (reflects no deduction for fees, expenses or taxes)(2)   %     47.25    7.13            9.47(3)

(1) Class I shares commenced operations on January 4, 1994.

(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(3) The Russell 2000 Index return is for the period beginning January 1, 1994.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING Small Company Fund                   7

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                       ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks to outperform the total return performance of the S&P 500 Index, while maintaining a market level of risk.

INVESTMENT STRATEGY

[GRAPHIC]

The Fund invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Sub-Adviser generally includes in the Fund between 400 and 450 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

RISKS OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

8  ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[CHART]

1994
1995
1996
1997     33.93
1998     32.50
1999     24.51
2000     -9.46
2001    -13.97
2002    -21.86
2003     25.62

(1)  These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:

                            4th quarter 1998:  22.49%
                            3rd quarter 2002: (17.34)%

The Fund's Class I Shares' year-to-date total return as of June 30, 2004:

                                      2.97%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                                              10 YEARS
                                                                                      1 YEAR  5 YEARS   (OR LIFE OF CLASS)(1)
     Class I Return Before Taxes                                                 %     25.62   (0.98)          7.53
     Class I Return After Taxes on Distributions                                 %     25.46   (1.24)          6.79
     Class I Return After Taxes on Distributions and Sale of Fund Shares         %     16.85   (0.97)          6.16
     S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)        %     28.71   (0.57)          7.20(3)

(1) Class I shares commenced operations on December 10, 1996.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The S&P 500 Index return is for the period beginning December 1, 1996.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING Index Plus LargCap Fund              9

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                         ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks to outperform the total return performance of the S&P MidCap 400 Index, while maintaining a market level of risk.

INVESTMENT STRATEGY

[GRAPHIC]

The Fund invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. At June 30, 2004, the smallest company in the S&P MidCap 400 Index had a market capitalization of $342.5 million and the largest company had a market capitalization of $8.3 billion.


In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

MID-SIZED COMPANIES -- the stocks of medium-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

RISKS OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

10  ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[CHART]

1994
1995
1996
1997
1998
1999     15.61
2000     19.98
2001     -1.59
2002    -12.33
2003     31.72

(1)  These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:

                            4th quarter 1999:  18.79%
                            3rd quarter 2002: (15.40)%


The Fund's Class I Shares' year-to-date total return as of June 30, 2004:

                                      6.77%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                                             10 YEARS
                                                                                      1 YEAR  5 YEARS  (OR LIFE OF CLASS)(1)
     Class I Return Before Taxes                                                 %     31.72    9.52          11.96
     Class I Return After Taxes on Distributions                                 %     31.68    7.64          10.29
     Class I Return After Taxes on Distributions and Sale of Fund Shares         %     20.67    7.21           9.54
     S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)(2) %     35.62    9.21          11.32(3)



(1) Class I shares commenced operations on February 3, 1998.


(2) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(3) The S&P MidCap 400 Index return is for the period beginning February 1,
    1998.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING Index Plus MidCap Fund              11

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                       ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks to outperform the total return performance of the S&P SmallCap 600 Index, while maintaining a market level of risk.

INVESTMENT STRATEGY

[GRAPHIC]


The Fund invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. At June 30, 2004, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $51 million and the largest company had a market capitalization of $3 billion.


In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

RISKS OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

12  ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[CHART]

1994
1995
1996
1997
1998
1999     10.28
2000      7.83
2001      3.21
2002    -12.22
2003     35.75

(1)  These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:

                           2nd quarter 2003:  18.25%
                           3rd quarter 2002: (16.87)%


The Fund's Class I Shares' year-to-date total return as of June 30, 2004:

                                      9.66%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P SmallCap 600 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                                              10 YEARS
                                                                                      1 YEAR  5 YEARS  (OR LIFE OF CLASS)(1)
     Class I Return Before Taxes                                                 %     35.75    7.90           6.64
     Class I Return After Taxes on Distributions                                 %     35.75    7.82           6.55
     Class I Return After Taxes on Distributions and Sale of Fund Shares         %     23.24    6.81           5.71
     S&P SmallCap 600 Index (reflects no deduction for fees, expenses
     or taxes)(2)                                                                %     38.79    9.67           8.23(3)



(1)  Class I shares commenced operations on February 3, 1998.


(2) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $600 million.

(3) The S&P SmallCap 600 Index return is for the period beginning February 1, 1998.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING Index Plus SmallCap Fund            13

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING VALUE OPPORTUNITY FUND                         ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

INVESTMENT STRATEGY

[GRAPHIC]


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks.

In managing the Fund, the Sub-Adviser may invest in companies of any size, although it tends to invest a majority of its assets in companies with a market capitalization greater than $1 billion. The Sub-Adviser focuses on investing in securities of large companies, which are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1000 largest companies as measured by equity market capitalization. The market capitalization of large companies will change with market conditions. The equity securities in which the Fund may invest include common stocks and ADRs.


Within this universe, the Sub-Adviser uses a disciplined value approach to select investments that the Sub-Adviser considers to be undervalued compared to the overall stock market and whose stock price does not adequately reflect its favorable fundamental characteristics, including a strong financial position, experienced management team, and a leading or growing competitive market position. The Sub-Adviser uses a quantitative screening process and fundamental analysis to determine which undervalued stocks appear to have a catalyst to increase share price. The Sub-Adviser will consider selling a security when company business fundamentals deteriorate, when price objectives are reached, or when better investment opportunities present themselves.


The Fund may invest the remaining 35% of its assets in other types of securities including foreign securities and securities of smaller companies.


The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

VALUE INVESTING -- stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.


SMALL-/MID-SIZED COMPANIES -- the stocks of small and mid-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They also tend to be more volatile and less liquid than stocks of larger companies.

RISKS OF FOREIGN INVESTING -- foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

14  ING Value Opportunity Fund

                                                      ING VALUE OPPORTUNITY FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[CHART]

1994
1995
1996
1997
1998
1999       19.6
2000       8.41
2001     -10.15
2002     -25.90
2003      24.12

(1)  These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  16.42%
                           3rd quarter 2002: (19.69)%


The Fund's Class I Shares' year-to-date total return as of June 30, 2004:

                                      2.41%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the Russell 1000 Value Index, Russell 1000 Index, and Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                                             10 YEARS
                                                                                      1 YEAR  5 YEARS  (OR LIFE OF CLASS)(1)
     Class I Return Before Taxes                                                 %     24.12    1.39            4.00
     Class I Return After Taxes on Distributions                                 %     24.04    0.14            2.90
     Class I Return After Taxes on Distributions and Sale of Fund Shares         %     15.78    0.68            2.99
     Russell 1000 Value Index (reflects no deduction for fees, expenses,
     or taxes)(2)                                                                %     30.03    3.56            5.82(5)
     Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)(3)  %     29.89   (0.13)           3.88(5)
     S&P 500 Index (reflects no deduction for fees, expenses, or taxes)(4)       %     28.71   (0.57)           3.67(5)



(1)  Class I shares commenced operations on February 2, 1998.

(2) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the S&P 500 Index.

(3) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. Incorporated companies. This Index is included as an additional comparison for Fund performance.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Russell 1000 Value, Russell 1000, and the S&P 500 Index returns are for the period beginning February 1, 1998.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING Value Opportunity Fund              15

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING BALANCED FUND                                  ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

INVESTMENT STRATEGY

[GRAPHIC]

The Fund seeks total return consisting of capital appreciation and current income. Under normal market conditions, the Fund allocates its assets between the following asset classes:

-  equities, such as common and preferred stocks;

-  debt, such as bonds, mortgage-related and other asset-backed securities;

-  U.S. Government securities; and

-  money market instruments.

The Sub-Adviser typically maintains approximately 60% of the Fund's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on the Sub-Adviser's view of the relative attractiveness of each asset class. In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of the Fund, the Sub-Adviser typically emphasizes investment in stocks of larger U.S. companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.

In managing the debt component of the Fund, the Sub-Adviser looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Sub-Adviser looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing maturity. The Fund may invest up to 15% of its total assets in high-yield instruments. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by the Sub-Adviser to be of comparable quality. The Fund may also invest in foreign debt securities.

The Fund may invest in convertible securities and derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

ALLOCATION RISKS -- the success of the Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

SMALL-SIZED COMPANIES -- stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

CHANGES IN INTEREST RATES -- fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income instruments. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

RISKS OF FOREIGN INVESTING -- some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce the risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rate, are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

RISKS OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

HIGH YIELD SECURITIES -- high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

16  ING Balanced Fund

                                                               ING BALANCED FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[CHART]

1994       -1.73
1995       26.18
1996       15.34
1997       21.09
1998       16.52
1999       12.27
2000       -1.05
2001       -4.61
2002      -10.91
2003       18.21

(1)  These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:

                           4th quarter 1998:  12.85%
                           3rd quarter 2002:  (9.44)%


The Fund's Class I Shares' year-to-date total return as of June 30, 2004:

                                      1.98%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Lehman Brothers Aggregate Bond Index ("LBAB Index") and the Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                      1 YEAR  5 YEARS  10 YEARS
     Class I Return Before Taxes                                                 %     18.21    2.22     8.45
     Class I Return After Taxes on Distributions                                 %     17.62    0.76     6.52
     Class I Return After Taxes on Distributions and Sale of Fund Shares         %     12.01    1.12     6.49
     S&P 500 Index (reflects no deduction for fees, expenses or taxes)(1)        %     28.71   (0.57)   11.10
     LBAB Index (reflects no deduction for fees, expenses or taxes)(2)           %      4.10    6.62     6.95
     Composite Index (reflects no deduction for fees, expenses or taxes)(3)      %     18.49    2.67     9.77


(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(3)  The Composite Index consists of 60% S&P 500 Index and 40% LBAB.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING Balanced Fund                       17

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING EQUITY INCOME FUND                        Wellington Management Company, LLP

OBJECTIVE
Seeks long-term growth of capital and income.

[GRAPHIC]

INVESTMENT STRATEGY

[GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies that the Sub-Adviser believes to be financially sound but currently out of favor, provide the potential for above-average total returns, and sell at below-average P/E multiples. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in large dividend paying companies with market capitalizations over $2 billion. Within this context, the Fund's key securities selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. The Fund will be invested primarily in common stock but may also invest in convertible securities, rights, warrants and exchange traded funds. The Fund may invest up to 20% of its total assets in securities of foreign issuers including non-dollar denominated securities.

The Sub-Adviser will use a contrarian approach and will seek stocks that offer above average dividend yields, below average valuations and the potential of dividend increases in the future. The Sub-Adviser uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. At the time of investment, every equity security in which the Fund invests will generally pay a dividend or be expected to pay a dividend within twelve months. Portfolio construction is driven primarily by security selection.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition. Stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

VALUE MANAGEMENT -- following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


RISKS OF FOREIGN INVESTING -- some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce currency risk may not perform as expected.


EXCHANGE TRADED FUNDS -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the prices of ETFs may vary significantly from the ETF's underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


A more detailed discussion of the Risks is available in the "More Information About Risks" section.

18  ING Equity Income Fund

                                                          ING EQUITY INCOME FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[CHART]

1994       -0.34
1995       31.49
1996       27.83
1997       31.51
1998       14.88
1999       17.87
2000      -11.40
2001      -18.66
2002      -25.29
2003       25.82

(1)  These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Effective March 1, 2004, Wellington Management Company, LLP Serves as Sub-Adviser to the Fund. Prior to March 1, 2004 and ING Investment Management Co. served as Sub-Adviser.
(3) Effective March 1, 2004, the Fund changed its name to ING Equity Income Fund. Prior to March 1, 2004, the name of the Fund was ING Growth and Income Fund.

            Best and worst quarterly performance during this period:

                           4th quarter 1998:  19.37%
                           3rd quarter 2002: (16.39)%


The Fund's Class I Shares' year-to-date total return as of June 30, 2004:

                                      2.24%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the Russell 1000 Value Index, the Russell 1000 Index, and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                  1 YEAR  5 YEARS  10 YEARS
     Class I Return Before Taxes                                             %     25.82  (4.40)     7.28
     Class I Return After Taxes on Distributions                             %     25.74  (5.83)     5.38
     Class I Return After Taxes on Distributions and Sale of Fund Shares     %     16.88  (4.16)     5.91
     Russell 1000 Value Index (reflects no deduction for fees, expenses,
     or taxes)(1)                                                            %     30.03   3.56     11.88
     Russell 1000 Index (reflects no deduction for fees, expenses,
     or taxes)(2)                                                            %     29.89  (0.13)    11.00
     S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)    %     28.71  (0.57)    11.10


(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the S&P 500 Index.

(2) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. This Index is included as an additional comparison for Fund performance.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING Equity Income Fund                  19

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING STRATEGIC ALLOCATION FUNDS                     ING Investment Management Co.

ING STRATEGIC ALLOCATION GROWTH FUND
ING STRATEGIC ALLOCATION BALANCED FUND
ING STRATEGIC ALLOCATION INCOME FUND

OBJECTIVES

ING Strategic Allocation Growth Fund seeks to provide capital appreciation.

ING Strategic Allocation Balanced Fund seeks to provide total return (I.E., income and capital appreciation, both realized and unrealized).

ING Strategic Allocation Income Fund seeks to provide total return consistent with preservation of capital.

ALLOCATION OPTIONS

The ING Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.
- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.
- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

ALLOCATION STRATEGIES


Under normal market conditions, the sub-adviser allocates the assets of each Fund, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. The percentage weights of each Fund's assets allocated to each such asset class are described in the chart below. The asset allocation limits apply at the time of purchase of a particular security.



                                    ING                    ING                    ING
                                    STRATEGIC ALLOCATION   STRATEGIC ALLOCATION   STRATEGIC ALLOCATION
   ASSET CLASS                      GROWTH FUND            BALANCED FUND(1)       INCOME FUND(2)
   EQUITIES

   DOMESTIC STOCKS
   Range                                    0-100%                 0-75%                  0-70%

   INTERNATIONAL STOCKS
   Range                                    0-20%                  0-10%                  0-10%

   FIXED INCOME
   Range                                    0-40%                  0-70%                  0-100%

   MONEY MARKET INSTRUMENTS
   Range                                    0-30%                  0-30%                  0-30%


(1) ING Strategic Allocation Balanced Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.
(2) ING Strategic Allocation Income Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.


The sub-adviser uses a Composite Index as the benchmark index to which it compares the performance of each Strategic Allocation Fund. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index. Each asset class comparative index that is blended into the benchmark Composite Index is described on page 26 of this Prospectus.


                                                             MORGAN STANLEY
                                                             CAPITAL INTERNATIONAL                             91-DAY U.S.
   COMPOSITE INDEX                           RUSSELL 3000    EUROPE, AUSTRALIA AND     LEHMAN BROTHERS         TREASURY
                                             INDEX           FAR EAST INDEX            AGGREGATE BOND INDEX    BILL RATE
   STRATEGIC ALLOCATION GROWTH COMPOSITE          70%                 10%                      20%                  0%

   STRATEGIC ALLOCATION BALANCED COMPOSITE        55%                  5%                      35%                  5%

   STRATEGIC ALLOCATION INCOME COMPOSITE          35%                  0%                      55%                 10%

20   ING Strategic Allocation Funds

To remain consistent with each Fund's investment objective and intended level of risk tolerance, the sub-adviser has instituted both a benchmark percentage allocation and a Fund-level range allocation for each asset class set out above. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund-level range allows the sub-adviser to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

Each Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on the sub-adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The sub-adviser may vary each Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the sub-adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements.


INVESTMENT STRATEGIES


Set out below are the strategies employed by the sub-adviser in selecting investments for the Strategic Allocation Funds' equity, fixed-income, and money market securities asset classes. The segment of a Fund's assets that may be invested in each asset class are subject to the allocation ranges set out in the chart above.


EQUITY SECURITIES -- DOMESTIC STOCKS


LARGE-CAPITALIZATION STOCKS -- Each Fund may invest a segment of its assets in stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. At June 30, 2004, the market capitalization of the companies included on the S&P 500 Index was in excess of $350.9 billion. In selecting large capitalization stocks for each Fund, the sub-adviser attempts to overweight those stocks in the S&P 500 Index that it believes will outperform the Index, and underweight (or avoid altogether) those stocks that it believes will underperform the Index.

SMALL-/MID-CAPITALIZATION STOCKS -- The Funds may invest a segment of their assets in small and mid capitalization stocks (typically stocks included in the S&P MidCap 400 Index, the S&P SmallCap 600 Index, and the Russell 2500 Index). The S&P MidCap 400 Index and the S&P SmallCap 600 Index measure the performance of the 400 mid-capitalization and 600 small capitalization companies traded in the U.S., respectively, as selected by Standard & Poor's Corporation. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The market capitalization range of each Index is reset monthly and will change with market conditions as the range of the companies in each Index changes. At June 30, 2004, the market capitalization of the smallest company in the S&P MidCap 400 Index was $342.5 million and the largest company had a market capitalization of $8.3 billion. At June 30, 2004, the market capitalization of the smallest company in the S&P SmallCap 600 Index was $51 million and the largest company had a market capitalization of $3 billion. At June 30, 2004, the market capitalization of the smallest company in the Russell 2500 Index was $70 million and the largest company had a market capitalization of $4.7 billion.

To evaluate which large-, mid- and small-capitalization stocks in which to invest, the sub-adviser uses various methods, including, but not limited to internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.


EQUITY SECURITIES -- INTERNATIONAL STOCKS

The sub-adviser may invest a segment of each Fund's assets in international stocks. These securities may include common stocks as well as securities convertible into common stocks.

FIXED INCOME SECURITIES

The sub-adviser will invest the segment of each Fund's assets allocated to fixed-income securities in a diversified portfolio of domestic and foreign fixed-income securities, including, but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated at least BBB by Standard & Poor's or Baa by Moody's or have an equivalent rating from another nationally recognized statistical rating organization, or, if unrated, are of comparable quality. Each Fund may also invest in international fixed-income securities and may invest up to 15% of the value of its total assets in high yield (high risk) debt securities rated below investment grade. The dollar-weighted average maturity of the fixed-income segment of the Fund's portfolio will generally range between three and ten years.

MONEY MARKET INSTRUMENTS; OTHER INVESTMENTS


MONEY MARKET INSTRUMENTS -- Each Fund may invest in high quality money market instruments that the sub-adviser believes are appropriate in light of the Fund's investment objective. Such instruments may include high quality fixed-income securities denominated in U.S. dollars, with short remaining maturities, repurchase agreements, U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the sub-adviser to be of comparable quality.

OTHER INVESTMENTS -- Each Fund may, consistent with its investment objective and allocation strategy, invest in convertible securities, securities of foreign governments and supranational organizations, and municipal bonds, may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Funds may also use options and futures contracts involving securities, securities indices and interest rates.



                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING Strategic Allocation Funds          21

Each Fund may lend portfolio securities on a short-term basis, up to 33 1/3 of its total assets.


The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:


The success of each Fund's strategy depends significantly on the sub-adviser's skill in choosing investments and in allocating assets among the different investment classes.


In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Fund are those generally attributable to stock and bond investing.

STOCKS -- for stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

SMALL-/MID-CAP RISK -- from time to time, the stock market may not favor the small- and mid-capitalization securities in which the Funds invest a segment of their assets. Stocks of smaller companies carry higher risks than stocks of larger companies. Smaller companies may lack the management experience, financial resources, and competitive strength of larger companies. Stocks of smaller companies may be subject to wider price fluctuations and tend to be more volatile than stocks of larger companies and can be particularly sensitive to changes in interest rates, borrowing costs and earnings.

FIXED-INCOME SECURITIES -- generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other fixed-income investments.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.


RISKS OF DERIVATIVES -- the Funds' investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Funds and may reduce its returns.

RISKS OF FOREIGN INVESTING -- some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended reduce risks associated with a Fund's investments in foreign securities may not perform as expected.


RISKS OF HIGH YIELD FIXED-INCOME SECURITIES -- high yield fixed-income securities carry particular market risks and may experience greater volatility in market value than investment grade fixed-income securities. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield fixed-income securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on their market value.


REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at a specified date and price. If the seller defaults and the collateral value declines the Fund may incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and the Fund may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower. The Fund could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

22  ING Strategic Allocation Funds

                                            ING STRATEGIC ALLOCATION GROWTH FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[CHART]

1994
1995       23.62
1996       23.17
1997       19.38
1998        4.54
1999       14.82
2000       -2.33
2001      -12.01
2002      -14.88
2003       23.65

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to "ING Strategic Allocation Growth Fund." Prior to that date, the name of the Fund was "ING Ascent Fund."

            Best and worst quarterly performance during this period:

                           2nd quarter 2003:  13.36%
                           3rd quarter 2002: (15.33)%


The Fund's Class I Shares' year-to-date total return as of June 30, 2004:

                                      2.96%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Growth Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                                                  10 YEARS
                                                                                          1 YEAR  5 YEARS  (OR LIFE OF CLASS)(1)
         Class I Return Before Taxes                                                  %    23.65   (0.76)         7.85
         Class I Return After Taxes on Distributions                                  %    23.44   (0.09)         6.17
         Class I Return After Taxes on Distributions and Sale of Fund Shares          %    15.62    0.21          6.19
         Russell 3000 Index (reflects no deduction for fees, expenses or taxes)(2)    %    31.06    0.37         12.02(3)
         Strategic Allocation Growth Composite Index (reflects no deduction for
         fees, expenses or taxes)(4)                                                  %    26.15    3.54         10.12(5)


(1) Class I shares commenced operations on January 4, 1995.

(2) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3) The Russell 3000 Index return is for the period beginning January 1, 1995.

(4) The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period
    March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large-cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(5) The Strategic Allocation Growth Composite Index return is for the period beginning January 1, 1995.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING Strategic Allocation Fund           23

ING STRATEGIC ALLOCATION BALANCED FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[CHART]

1994
1995       21.05
1996       18.59
1997       16.95
1998        4.11
1999       10.40
2000       -0.75
2001       -7.51
2002      -10.25
2003       18.89

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to "ING Strategic Allocation Balanced Fund." Prior to that date, the name of the Fund was "ING Crossroads Fund."

            Best and worst quarterly performance during this period:

                           2nd quarter 2003:  10.43%
                           3rd quarter 2002: (11.59)%


The Fund's Class I Shares' year-to-date total return as of June 30, 2004:

                                      2.34%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Balanced Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                                                  10 YEARS
                                                                                         1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
         Class I Return Before Taxes                                                 %    18.89    1.58            7.33
         Class I Return After Taxes on Distributions                                 %    18.62    0.61            5.75
         Class I Return After Taxes on Distributions and Sale of Fund Shares         %    12.48    0.79            5.70
         Russell 3000 Index (reflects no deduction for fees, expenses or taxes)(2)   %    31.06    0.37           12.02(3)
         Strategic Allocation Balanced Composite Index (reflects no deduction
         for fees, expenses or taxes)(4)                                             %    20.03    4.43            9.54(3)


(1) Class I shares commenced operations on January 4, 1995.

(2) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.


(3) The Russell 3000 Index and the Strategic Allocation Balanced Composite returns are for the period beginning January 1, 1995.

(4) The Strategic Allocation Balanced Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite.
    Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large-capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large-cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.


A more detailed discussion of the Risks is available in the "More Information About Risks" section.

24  ING Strategic Allocation Balanced Fund

                                            ING STRATEGIC ALLOCATION INCOME FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[CHART]

1994
1995       18.90
1996       14.41
1997       12.52
1998        6.28
1999        7.46
2000        3.74
2001       -2.77
2002       -5.18
2003       13.29

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to "ING Strategic Allocation Income Fund." Prior to that date, the name of the Fund was "ING Legacy Fund."

            Best and worst quarterly performance during his period:

                           2nd quarter 1997:  6.67%
                           3rd quarter 2002: (6.74)%


The Fund's Class I Shares' year-to-date total return as of June 30, 2004:

                                      1.68%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Lehman Brothers Aggregate Bond Index ("LBAB Index") and the Strategic Allocation Income Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                                                  10 YEARS
                                                                                         1 YEAR   5 YEARS  (OR LIFE OF CLASS)(1)
         Class I Return Before Taxes                                                 %    13.29    3.09            7.36
         Class I Return After Taxes on Distributions                                 %    12.92    1.88            5.48
         Class I Return After Taxes on Distributions and Sale of Fund Shares         %     8.77    1.91            5.48
         LBAB Index (reflects no deduction for fees, expenses or taxes)(2)           %     4.10    6.62            8.10(3)
         Strategic Allocation Income Composite Index (reflects no deduction
         for fees, expenses or taxes)(4)                                             %    12.75    4.88            8.67(5)



(1) Class I shares commenced operations on January 4, 1995.


(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(3) The LBAB Index return is for the period beginning January 1, 1995.

(4) The Strategic Allocation Income Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective
    October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(5) The Strategic Allocation Income Composite Index return is for the period beginning January 1, 1995.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING Strategic Allocation Income Fund    25

BENCHMARK INDICES

ASSET CLASS                                   ASSET CLASS COMPARATIVE INDICES
------------------------------------------------------------------------------------------
Domestic Stocks                       The Russell 3000 Index measures the performance of
                                      the 3,000 largest U.S. companies based on total
                                      market capitalization, which represents
                                      approximately 98% of the investable U.S. equity
                                      market.

International Stocks                  The Morgan Stanley Capital International-Europe,
                                      Australia, Far East Index is a market value-weighted
                                      average of the performance of more than 900
                                      securities listed on the stock exchange of countries
                                      in Europe, Australia and the Far East.

U.S. Dollar Bonds                     The Lehman Brothers Aggregate Bond Index is a widely
                                      recognized, unmanaged index of publicly issued fixed
                                      rate U.S. Government, investment grade,
                                      mortgage-backed and corporate debt securities.

Cash Equivalents                      Three-month Treasury bills are government-backed
                                      short-term investments considered to be relatively
                                      risk-free, and equivalent to cash because their
                                      maturity is only three months.

26  Benchmark Indices

                                                          WHAT YOU PAY TO INVEST

[GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the Funds.

FEES YOU PAY DIRECTLY

                                                                                       CLASS I
----------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING PRICE)                        none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES PRICE, WHICHEVER IS LESS)      none

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS I


                                                              DISTRIBUTION                   TOTAL
                                                              AND SERVICE                    FUND          WAIVERS,
                                                 MANAGEMENT     (12b-1)        OTHER       OPERATING    REIMBURSEMENTS       NET
FUND                                                FEE           FEES       EXPENSES(2)   EXPENSES    AND RECOUPMENT(3)   EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
 ING Growth                                  %      0.70           --           0.23         0.93              --            0.93
 ING Small Company                           %      0.85           --           0.18         1.03              --            1.03
 ING Index Plus LargeCap                     %      0.45           --           0.23         0.68              --            0.68
 ING Index Plus MidCap                       %      0.45           --           0.41         0.86           (0.11)           0.75
 ING Index Plus SmallCap                     %      0.45           --           0.69         1.14           (0.39)           0.75
 ING Value Opportunity                       %      0.70           --           0.50         1.20           (0.10)           1.10
 ING Balanced                                %      0.80           --           0.27         1.07              --            1.07
 ING Equity Income                           %      0.70           --           0.20         0.90              --            0.90
 ING Strategic Allocation Growth             %      0.80           --           0.33         1.13           (0.13)           1.00
 ING Strategic Allocation Balanced           %      0.80           --           0.28         1.08           (0.13)           0.95
 ING Strategic Allocation Income             %      0.80           --           0.37         1.17           (0.27)           0.90



(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed for each Fund.


(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.


(3) ING Investments, LLC, has entered into a written expense limitation agreement with each Fund (except ING Growth Fund, ING Balanced Fund, and ING Equity Income Fund) under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped based on the last fiscal year by ING Investments, LLC, is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least May 31, 2005. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      What You Pay to Invest                  27

WHAT YOU PAY TO INVEST

[GRAPHIC]

EXAMPLES


The Examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.



CLASS I FUND                                                                  1 YEAR   3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------
 ING Growth                                                              $       95      296        515       1,143
 ING Small Company                                                       $      105      328        569       1,259
 ING Index Plus LargeCap                                                 $       69      218        379         847
 ING Index Plus MidCap(1)                                                $       77      263        466       1,051
 ING Index Plus SmallCap(1)                                              $       77      324        590       1,351
 ING Value Opportunity(1)                                                $      112      371        650       1,446
 ING Balanced                                                            $      109      340        590       1,306
 ING Equity Income                                                       $       92      287        498       1,108
 ING Strategic Allocation Growth(1)                                      $      102      346        610       1,363
 ING Strategic Allocation Balanced(1)                                    $       97      331        583       1,305
 ING Strategic Allocation Income(1)                                      $       92      345        618       1,396



(1) The Examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten year periods.


28   What You Pay to Invest

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE

PURCHASE OF SHARES

The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Groep N.V.; (iv) ING Groep N.V. and its affiliates for purposes of corporate cash management; and (v) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.


Make your investment using the methods outlined in the table on the right.

More information may be found on the Funds' website by going to www.ingfunds.com, lcicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Certain Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional.

The Funds and ING Funds Distributor, LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000,000.


CUSTOMER IDENTIFICATION


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.


What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

- Name;
- Date of birth (for individuals);
- Physical residential address (although post office boxes are still permitted for mailing); and
- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.


FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


                           INITIAL                       ADDITIONAL
   METHOD                 INVESTMENT                     INVESTMENT
BY CONTACTING    An investment professional       Visit or consult an
YOUR             with an authorized firm can      investment professional.
INVESTMENT       help you establish and
PROFESSIONAL     maintain your account.

BY MAIL          Visit or consult an              Fill out the Account
                 investment professional.         Additions form included
                 Make your check payable to       on the bottom of your
                 the ING Funds and mail it,       account statement along
                 along with a completed           with your check payable
                 Account Application. Please      to the ING Funds and mail
                 indicate your investment         them to the address on
                 professional on the New          the account statement.
                 Account Application.             Remember to write your
                                                  account number on the
                                                  check.

BY WIRE          Call the ING Operations          Wire the funds in the
                 Department at (800) 992-0180     same manner described
                 and select Option 4 to           under Initial Investment.
                 obtain an account number and
                 indicate your investment
                 professional on the account.

                 Instruct your bank to wire
                 funds to the Fund in the
                 care of:

                 State Street Bank and Trust
                 Company ABA #101003621
                 Kansas City, MO credit to:
                 ___________________
                 (the Fund) A/C #751-8315;
                 for further credit to
                 Shareholder A/C #
                 ____________________ (A/C #
                 you received over the
                 telephone) Shareholder Name:
                 ________________________
                 (Your Name Here)

                 After wiring funds you must
                 complete the Account
                 Application and send it to:

                 ING Funds
                 P.O. Box 219368
                 Kansas City, MO
                 64121-9368

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      Shareholder Guide                       29

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES

You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

MARKET TIMERS


A Fund may restrict or refuse purchase orders whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.


RETIREMENT PLANS


The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype, IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


- You may redeem shares by the methods outlined in the table on the right.
- Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis. Generally,


- Your account must have a current value of at least $1,000,000.

- Minimum withdrawal amount is $1,000.
- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS


Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or Federal funds.


Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

        METHOD                           PROCEDURES
BY CONTACTING YOUR         You may redeem shares by contacting your
INVESTMENT PROFESSIONAL    investment professional. Investment
                           professionals may charge for their services
                           in connection with your redemption request,
                           but neither the Fund nor the Distributor
                           imposes any such charge.

BY MAIL Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                           ING Funds
                           P.O. Box 219368
                           Kansas City, MO 64121-9368

                           If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account
                           Application. A signature guarantee may be required.

BY TELEPHONE --
EXPEDITED REDEMPTION       You may redeem shares by telephone on all
                           accounts other than retirement accounts,
                           unless you check the box on the Account
                           Application which signifies that you do not
                           wish to use telephone redemptions. To
                           redeem by telephone, call a Shareholder
                           Services Representative at (800) 992-0180.

                           RECEIVING PROCEEDS BY CHECK:

                           You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with the ING Funds for at least 30 days.

                           RECEIVING PROCEEDS BY WIRE:

                           You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account
                           Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

30   Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE

NET ASSET VALUE


The net asset value ("NAV") per share for Class I shares of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of Class I shares of each Fund is calculated by taking the value of the Fund's assets attributable to Class I shares, subtracting the Fund's liabilities attributable to Class I shares, and dividing by the number of shares of Class I shares that are outstanding.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.


When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Funds' Board of Directors ("Board"). The types of securities for which such fair value pricing might be required include, but are not limited to:


- Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable;
- Securities of an issuer that has entered into a restructuring;
- Securities whose trading has been halted or suspended;
- Fixed income securities that have gone into default and for which there is no current market value quotation; and
- Securities that are restricted as to transfer or resale.


The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determines their NAV per share.


PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire; however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern time and promptly transmit the order to the Transfer Agent or Distributor.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      Shareholder Guide                       31

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES

EXCHANGES


You may exchange Class I shares of a Fund for Class I shares of the same of any other ING Fund that offers Class I shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Funds may prohibit excessive exchanges (more than four per year). The Funds also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling
(800) 992-0180.


You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV (less any applicable sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than $1,000. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.


ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.


PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSE HOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your investment professional. We will begin sending you individual copies thirty days after receiving your request.


32   Shareholder Guide

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS


ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.


As of June 30, 2004, ING Investments managed over $35.4 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

FUND                                              MANAGEMENT FEE
ING Growth                                             0.70%
ING Small Company                                      0.85
ING Index Plus LargeCap                                0.45
ING Index Plus MidCap                                  0.45
ING Index Plus SmallCap                                0.45
ING Value Opportunity                                  0.70
ING Balanced                                           0.80
ING Equity Income                                      0.70
ING Strategic Allocation Growth                        0.80
ING Strategic Allocation Balanced                      0.80
ING Strategic Allocation Income                        0.80

SUB-ADVISERS


ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or the Funds' Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING Investments acts as a "manager-of-managers" for the ING Equity Income Fund. ING Investments delegates to the sub-adviser of the Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-adviser to the Fund's Board. The Fund and ING Investments have received shareholder approval to permit ING Investments, with the approval of the Funds' Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. The Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of the Fund and its investment strategies may also change.


ING INVESTMENT MANAGEMENT CO.


ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, formerly Aeltus Investment Management, Inc. serves as the Sub-Adviser to each Fund (other than ING Equity Income Fund). ING IM is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly owned subsidiary of ING Groep N.V., and is an affiliate of ING Investments.

As of June 30, 2003, ING IM managed over $61 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

Prior to March 31, 2002, ING IM served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.


ING SMALL COMPANY FUND


The Fund is managed by a team of ING IM equity investment specialists led by Carolie Burroughs, Portfolio Manager, ING IM. Ms. Burroughs has been managing ING Small Company Fund since March 2002. Ms. Burroughs has been managing small-cap portfolios for ING IM's institutional clients since 1998. Ms. Burroughs has also served as a small-cap securities specialist for other ING IM-advised funds since 1998. Prior to joining ING IM, she gained investment experience with Loomis Sayles and Colonial Management Associates.


ING VALUE OPPORTUNITY FUND


The Fund is managed by a team of ING IM equity investment specialists led by William F. Coughlin. William F. Coughlin, Portfolio Manager, joined ING IM in April 2003. Prior to joining ING IM, Mr. Coughlin was Chief Investment Officer and a principal of Delta Capital Management LLC since 1998. Before joining Delta Capital Management LLC, he was a Managing


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                          Management of the Funds                             33

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS


Director at Scudder Kemper Investments, and its predecessor firm, Dreman Value Advisors.


ING GROWTH FUND


The Fund is managed by a team of ING IM equity investment specialists led by Kenneth Bragdon, Portfolio Manager, ING IM. Mr. Bragdon has been managing ING Growth Fund since May 1998 and previously co-managed the Fund. Mr. Bragdon has over 29 years of experience in the investment business, including more than 20 years with ING IM.


ING INDEX PLUS LARGECAP, ING INDEX PLUS MIDCAP AND ING INDEX PLUS SMALLCAP FUNDS

The Funds are managed by Hugh T.M. Whelan and Douglas Cote.


Mr. Whelan, Portfolio Manager, ING IM, has served as co-manager of ING Index Plus LargeCap Fund since March 2001 and as co-manager of ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING IM since 1989 and previously served as a quantitative portfolio manager in ING IM's fixed-income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, ING IM, has served as co-manager of ING Index Plus LargeCap Fund, Index Plus MidCap Fund and ING Index Plus SmallCap Fund since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING IM's equity department.


ING BALANCED FUND

The Fund is managed by Hugh T.M. Whelan and James B. Kauffmann.


Hugh Whelan co-manages the ING Balanced Fund, leading a team of investment professionals responsible for the equity segment of the Fund. Mr. Whelan has been with ING IM since 1989 and has served as a quantitative analyst at ING IM since 1999. Mr. Whelan previously served as a quantitative portfolio manager in ING IM's fixed income group specializing in corporate securities.


James B. Kauffmann co-manages the Fund, leading a team of investment professionals responsible for the fixed-income segment of the Fund. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 18 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed-income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

ING STRATEGIC ALLOCATION FUNDS


ING Strategic Allocation Growth, ING Strategic Allocation Balanced and ING Strategic Allocation Income Funds

The ING Strategic Allocation Funds are managed by a team of ING IM investment professionals led by Mary Ann Fernandez. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING IM. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.


WELLINGTON MANAGEMENT COMPANY, LLP
ING EQUITY INCOME FUND


Wellington Management Company, LLP ("Wellington Management") serves as Sub-Adviser to ING Equity Income Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment-counseling firm that provides service to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. The principal address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. As of June 30, 2004, Wellington Management had approximately $424 billion in assets under management.


The Fund is managed by Karen H. Grimes, CFA and Vice President of Wellington Management. Ms. Grimes joined Wellington Management in 1995 and has been an investment professional since 1983.

PERFORMANCE OF SIMILAR EQUITY INCOME ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

The tables below are designed to show you how a composite of similar equity income investment accounts managed by Wellington Management performed over various periods in the past.

The Wellington Management Equity Income Composite (the "Wellington Management Composite") is a composite of the performance of all actual fee-paying, fully discretionary equity income accounts managed by Wellington Management. An account is included in the composite beginning with the first full month of eligibility. Each account in the Wellington Management Composite has investment objectives, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of ING Equity Income Fund.


34   Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS

The tables below show the returns for the Wellington Management Composite compared with the Russell 1000 Value Index for the one-year, three-year, and since inception periods ended December 31, 2003 and on an annual basis as of December 31 of each of the last 3 years. This information is designed to demonstrate the historical track record of Wellington Management. IT DOES NOT INDICATE HOW ING EQUITY INCOME FUND HAS PERFORMED OR WILL PERFORM IN THE FUTURE. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2003)


                               WELLINGTON     RUSSELL 1000
                              EQUITY INCOME      VALUE
                              COMPOSITE (%)   INDEX(1) (%)
One Year                          21.66%         30.03%
Three Years                        3.27%          1.22%
Five Years                          N/A            N/A
Ten Years                           N/A            N/A
Since Inception (01/31/2000)       7.91%          3.5%


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                               WELLINGTON     RUSSELL 1000
                              EQUITY INCOME      VALUE
                              COMPOSITE (%)   INDEX(1) (%)
2003                              21.66%         30.03%
2002                             (11.44)%       (15.52)%
2001                               2.21%         (5.59)%



Year-to-date total return as of June 30, 2004 is 0.60%.


(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

Except to the extent performance has been adjusted to reflect the operating costs of ING Equity Income Fund, the performance reflected in the Wellington Management Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research, the U.S. and Canadian version of the Global Investment Performance Standards, which differ from the method used by the SEC.


The composite performance data in the Wellington Management Composite was calculated on a total return basis and includes all losses. The gross total returns for the Wellington Management Composite in the Average Annual Total Return tables were adjusted reflect the deduction of net operation expenses for Class I shares of the ING Equity Income Fund. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expenses, without the provision for any applicable federal or state income taxes, if any. The investment accounts that are included in the Wellington Management Composite may not be subject to the diversification requirements, specific tax restrictions, and the investment limitations imposed on the Fund by the Investment Company Act of 1940 ("1940 Act") or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Wellington Management Composite could have been adversely affected if the institutional private accounts included in the Wellington Management Composite had been regulated as investment companies under the federal securities laws. All accounts in the composite are investment companies registered under the 1940 Act. The aggregate returns of the accounts in the Wellington Management Composite may not reflect the returns of any particular account of Wellington Management.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                          Management of the Funds                             35

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends if any, as follows:


ANNUALLY(1)                      ANNUALLY(2)
-----------                      -----------
ING Growth Fund                  ING Balanced Fund
ING Small Company Fund           ING Equity Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING Value Opportunity Fund
ING Strategic Allocation
  Growth Fund
ING Strategic Allocation
  Balanced Fund
ING Strategic Allocation
  Income Fund


(1)  Distributions are normally expected to consist primarily of capital gains.

(2)  Dividends are normally expected to consist of ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT


Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund that offers Class I shares.


TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.


Dividends attributable to interest rates are not eligible for the reductions in rates described below. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.


- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.


- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


36   Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as your hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS


The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

U.S. GOVERNMENT SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION INCOME FUND, AND ING STRATEGIC ALLOCATION GROWTH
FUND). Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT ING VALUE OPPORTUNITY FUND, ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, AND ING INDEX PLUS SMALLCAP
FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES (ING EQUITY INCOME FUND). Each Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. The Fund may invest in other investment companies to the extent permitted by the Fund's investment policies and the 1940 Act. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Exchange traded funds, or "ETFs," present risks similar to those of an investment in the underlying securities held by the ETF. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. If the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT
ING INDEX PLUS LARGECAP FUND AND ING EQUITY INCOME FUND). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


MORTGAGE-RELATED SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND, ING STRATEGIC ALLOCATION BALANCED FUND AND ING STRATEGIC ALLOCATION INCOME
FUND). Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                          More Information About Risks                        37

MORE INFORMATION ABOUT RISKS


DERIVATIVES (ALL FUNDS EXCEPT ING EQUITY INCOME FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION INCOME FUND, AND ING STRATEGIC ALLOCATION GROWTH FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.


The derivative instruments in which a Fund may invest include futures contracts and options and swaps.

FUTURES CONTRACTS AND OPTIONS: The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS: ING Strategic Allocation Growth, ING Strategic Allocation Balanced, and ING Strategic Allocation Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Funds are not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.


HIGH YIELD SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION INCOME FUND, AND ING STRATEGIC ALLOCATION GROWTH
FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, AND ING INDEX PLUS SMALLCAP FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation,


38   More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS


nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund. The risks of investing in foreign securities may be greater for emerging markets investments. See the discussion of emerging markets investments under "Other Risks," below.


REPURCHASE AGREEMENTS (ING STRATEGIC ALLOCATION GROWTH FUND, ING STRATEGIC ALLOCATION BALANCED FUND AND ING STRATEGIC ALLOCATION INCOME FUND). Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

PORTFOLIO TURNOVER (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND AND ING INDEX PLUS MIDCAP FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.


OTHER RISKS

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

EMERGING MARKETS INVESTMENTS (ALL FUNDS EXCEPT ING EQUITY INCOME FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.


TEMPORARY DEFENSIVE STRATEGIES (ALL FUNDS). When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.


BORROWING (ALL FUNDS). Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS (ALL FUNDS). A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.


SHORT SALES (ALL FUNDS). A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

All Funds will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and in this Prospectus.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                          More Information About Risks                        39

MORE INFORMATION ABOUT RISKS

PAIRING OFF TRANSACTIONS (ALL FUNDS). A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS (ALL FUNDS). Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS (ALL FUNDS). Participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES (ALL FUNDS). If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INABILITY TO SELL SECURITIES (ALL FUNDS). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

CORPORATE DEBT SECURITIES (ALL FUNDS EXCEPT ING EQUITY INCOME FUND). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.


40   More Information About Risks

                                                            FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Fund's Class I Shares' financial performance for the past five years or, if shorter, the period of the Class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual report, which is incorporated by reference into the SAI and is available upon request.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 Financial Highlights                         40

ING GROWTH FUND                                             FINANCIAL HIGHLIGHTS


The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                       CLASS I
                                                       ---------------------------------------------------------------------------
                                                          YEAR        YEAR      SEVEN MONTHS
                                                         ENDED        ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,      MAY 31,      -----------------------------------
                                                          2004        2003        2002(1)        2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       10.25        11.51        11.95        22.98        22.54        16.62
 Income (loss) from investment operations:
 Net investment loss                              $       (0.03)       (0.01)       (0.03)       (0.04)       (0.04)       (0.01)*
 Net realized and unrealized gain (loss)
 on investments                                   $        1.50        (1.25)       (0.41)       (8.39)        3.56         6.13
 Total from investment operations                 $        1.47        (1.26)       (0.44)       (8.43)        3.52         6.12
 Less distributions from:
 Net realized gains on investments                $          --           --           --         2.60         3.08         0.20
 Total distributions                              $          --           --           --         2.60         3.08         0.20
 Net asset value, end of period                   $       11.72        10.25        11.51        11.95        22.98        22.54
 TOTAL RETURN(2)                                  %       14.34       (10.95)       (3.68)      (40.54)       16.65        37.09

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $      39,184      103,442      124,351      141,232      254,209      206,238
 Ratios to average net assets:
 Expenses(3)                                      %        0.93         0.99         0.96         0.91         0.87         0.94
 Net investment loss(3)                           %       (0.10)       (0.13)       (0.42)       (0.28)       (0.09)       (0.04)
 Portfolio turnover rate                          %         147          197          143          199          183          142



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.


* Per share data calculated using weighted average number of shares outstanding throughout the period.

42   ING Growth Fund

FINANCIAL HIGHLIGHTS                                      ING SMALL COMPANY FUND


The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                       CLASS I
                                                       ---------------------------------------------------------------------------
                                                         YEAR         YEAR      SEVEN MONTHS
                                                         ENDED        ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                        MAY 31,      MAY 31,      MAY 31,      -----------------------------------
                                                         2004         2003        2002(1)        2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       12.49        14.15        13.17        15.26        12.46        10.43
 Income (loss) from investment operations:
 Net investment income (loss)                     $        0.04         0.02        (0.01)        0.07         0.06         0.05*
 Net realized and unrealized gain (loss)
 on investments                                   $        3.18        (1.68)        1.03        (1.34)        3.72         2.08
 Total from investment operations                 $        3.22        (1.66)        1.02        (1.27)        3.78         2.13
 Less distributions from:
 Net investment income                            $        0.02           --         0.04         0.08         0.04         0.04
 Net realized gains on investments                $          --           --           --         0.74         0.94         0.06
 Total distributions                              $        0.02           --         0.04         0.82         0.98         0.10
 Net asset value, end of period                   $       15.69        12.49        14.15        13.17        15.26        12.46
 Total Return(2)                                  %       25.75       (11.73)        7.74        (8.41)       31.79        20.54

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     155,583      167,174      214,459      183,569      188,306       51,423
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %        1.03         1.13         1.07         1.09         1.10         1.23
 Gross expenses prior to expense
 reimbursement(3)                                 %        1.03         1.13         1.07         1.09         1.10         1.25
 Net investment income (loss) after
 expense reimbursement(3)(4)                      %        0.22         0.17        (0.11)        0.50         0.46         0.43
 Portfolio turnover rate                          %         123          322          200          257          333          232



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.


* Per share data calculated using weighted average number of shares outstanding throughout the period.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                               ING Small Company Fund                         43

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting


                                                                                       CLASS I
                                                       ---------------------------------------------------------------------------
                                                                                SEVEN MONTHS
                                                         YEAR ENDED MAY 31,        ENDED             YEAR ENDED OCTOBER 31,
                                                       ----------------------     MAY 31,      -----------------------------------
                                                          2004        2003        2002(1)        2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       12.37        13.78        13.83        18.79        17.48        13.78
 Income (loss) from investment operations:
 Net investment income                            $        0.15         0.14         0.07         0.14         0.07         0.11*
 Net realized and unrealized gain (loss)
 on investments                                   $        1.90        (1.41)        0.01        (5.01)        1.32         3.86
 Total from investment operations                 $        2.05        (1.27)        0.08        (4.87)        1.39         3.97
 Less distributions from:
 Net investment income                            $        0.11         0.14         0.13         0.09         0.08         0.07
 Net realized gain from investments               $          --           --           --           --           --         0.20
 Total distributions                              $        0.11         0.14         0.13         0.09         0.08         0.27
 Net asset value, end of period                   $       14.31        12.37        13.78        13.83        18.79        17.48
 TOTAL RETURN(2)                                  %       16.69        (9.18)        0.51       (26.03)        7.99        29.05

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     129,534      149,091      155,948      136,852      170,673      141,377
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                   %        0.69         0.70         0.69         0.66         0.66         0.70
 Gross expenses prior to expense
 reimbursement/recoupment(3)                      %        0.68         0.72         0.69         0.66         0.66         0.75
 Net investment income after
 reimbursement/recoupment(3)(4)                   %        1.01         1.13         0.81         0.83         0.56         0.67
 Portfolio turnover rate                          %          79          112           87          117          104           72



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.


44   ING Index Plus LargeCap Fund

FINANCIAL HIGHLIGHTS                                  ING INDEX PLUS MIDCAP FUND


The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                       CLASS I
                                                       ---------------------------------------------------------------------------
                                                                                SEVEN MONTHS
                                                         YEAR ENDED MAY 31,        ENDED             YEAR ENDED OCTOBER 31,
                                                       ----------------------     MAY 31,      -----------------------------------
                                                          2004        2003        2002(1)        2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       11.74        13.00        11.05        14.78        12.70        10.36
 Income (loss) from investment operations:
 Net investment income                            $        0.06         0.05         0.04         0.11         0.02         0.07*
 Net realized and unrealized gain (loss)
 on investments                                   $        2.83        (1.21)        1.96        (1.78)        3.90         2.32
 Total from investment operations                 $        2.89        (1.16)        2.00        (1.67)        3.92         2.39
 Less distributions from:
 Net investment income                            $        0.03           --         0.05         0.04         0.06         0.05
 Net realized gain from investments               $          --         0.10           --         2.02         1.78           --
 Total distributions                              $        0.03         0.10         0.05         2.06         1.84         0.05
 Net asset value, end of period                   $       14.60        11.74        13.00        11.05        14.78        12.70
 TOTAL RETURN(2)                                  %       24.61        (8.89)       18.13       (12.52)       35.42        23.14

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      21,187       12,007       11,459          456        2,219        6,806
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %        0.75         0.75         0.75         0.75         0.75         0.75
 Gross expenses prior to expense
 reimbursement(3)                                 %        0.86         1.13         1.06         1.25         1.25         1.78
 Net investment income after
 reimbursement(3)(4)                              %        0.54         0.50         0.37         0.53         0.38         0.55
 Portfolio turnover rate                          %         112          128          190          181          180          131



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.


* Per share data calculated using weighted average number of shares outstanding throughout the period.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING Index Plus MidCap Fund           45

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS


The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                       CLASS I
                                                       ---------------------------------------------------------------------------
                                                                                SEVEN MONTHS
                                                         YEAR ENDED MAY 31,        ENDED             YEAR ENDED OCTOBER 31,
                                                       ----------------------     MAY 31,      -----------------------------------
                                                          2004        2003        2002(1)        2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       11.55        12.90        10.80        11.66         9.95         8.87
 Income (loss) from investment operations:
 Net investment income (loss)                     $        0.02         0.01         0.07         0.01        (0.02)        0.02
 Net realized and unrealized gain (loss)
 on investments                                   $        3.37        (1.23)        2.03        (0.87)        1.74         1.08
 Total from investment operations                 $        3.39        (1.22)        2.10        (0.86)        1.72         1.10
 Less distributions from:
 Net investment income                            $          --           --           --           --         0.01         0.02
 Net realized gain from investments               $          --         0.13           --           --           --           --
 Total distributions                              $          --         0.13           --           --         0.01         0.02
 Net asset value, end of period                   $       14.94        11.55        12.90        10.80        11.66         9.95
 TOTAL RETURN(2)                                  %       29.35        (9.40)       19.44        (7.38)       17.35        12.46

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $       1,705          955          322        3,600        4,825        5,902
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (3)(4)                             %        0.74         0.73         0.75         0.75         0.75         0.75
 Gross expenses prior to expense
 reimbursement(3)                                 %        1.14         2.12         1.86         1.85         1.52         2.03
 Net investment income (loss) after
 reimbursement(3)(4)                              %        0.14         0.18         0.10         0.09        (0.05)        0.22
 Portfolio turnover rate                          %         126          129           61          118          134           85



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.



46   ING Index Plus SmallCap Fund

FINANCIAL HIGHLIGHTS                                  ING VALUE OPPORTUNITY FUND


The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                       CLASS I
                                                       ---------------------------------------------------------------------------
                                                         YEAR         YEAR      SEVEN MONTHS
                                                         ENDED        ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                        MAY 31,      MAY 31,      MAY 31,      -----------------------------------
                                                         2004         2003        2002(1)        2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        8.75        10.38        10.28        14.55        13.24         9.99
 Income (loss) from investment operations:
 Net investment income (loss)                     $        0.02*        0.04         0.00**      (0.05)       (0.01)        0.03*
 Net realized and unrealized gain (loss)
 on investments                                   $        1.31        (1.67)        0.10        (2.16)        2.21         3.25
 Total from investment operations                 $        1.33        (1.63)        0.10        (2.21)        2.20         3.28
 Less distributions from:
 Net investment income                            $        0.04           --           --         0.02         0.04         0.03
 Net realized gains on investments                $          --           --           --         2.04         0.85           --
 Total distributions                              $        0.04           --           --         2.06         0.89         0.03
 Net asset value, end of period                   $       10.04         8.75        10.38        10.28        14.55        13.24
 TOTAL RETURN(2)                                  %       15.28       (15.70)        0.97       (17.02)       17.52        32.88

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $         351        4,692        4,725          320        3,550        5,455
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %        1.06         1.10         1.10         1.10         1.10         1.10
 Gross expenses prior to expense
 reimbursement(3)                                 %        1.20         1.40         1.37         1.74         1.62         2.52
 Net investment income (loss) after expense
 reimbursement(3)(4)                              %        0.44         0.47        (0.04)        0.15         0.08         0.23
 Portfolio turnover rate                          %         200          269          132          172          162          125



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.


* Per share data calculated using average number of shares outstanding throughout the period.

**   Amount represents less than $0.01 per share.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING Value Opportunity Fund                   47

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS


The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                       CLASS I
                                                       ---------------------------------------------------------------------------
                                                         YEAR         YEAR      SEVEN MONTHS
                                                         ENDED        ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                        MAY 31,      MAY 31,      MAY 31,      -----------------------------------
                                                         2004         2003        2002(1)        2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       10.85        11.08        11.02        14.10        13.74        12.84
 Income (loss) from investment operations:
 Net investment income                            $        0.16         0.14         0.11         0.26         0.30         0.32*
 Net realized and unrealized gain (loss)
 on investments                                   $        0.87        (0.25)        0.11        (1.85)        0.90         1.53
 Total from investment operations                 $        1.03        (0.11)        0.22        (1.59)        1.20         1.85
 Less distributions from:
 Net investment income                            $        0.21         0.12         0.16         0.28         0.30         0.34
 Net realized gains on investments                $          --           --           --         1.21         0.54         0.61
 Total distributions                              $        0.21         0.12         0.16         1.49         0.84         0.95
 Net asset value, end of period                   $       11.67        10.85        11.08        11.02        14.10        13.74
 TOTAL RETURN(2)                                  %        9.65        (0.93)        2.02       (12.16)        9.04        14.79

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      37,852       50,343       65,971       71,759       94,149       98,717
 Ratios to average net assets:
 Expenses(3)                                      %        1.07         1.17         1.14         1.10         1.06         1.11
 Net investment income(3)                         %        1.36         1.27         1.57         2.06         2.24         2.38
 Portfolio turnover rate                          %         302          379          118          180          242          127



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.


* Per share data calculated using weighted average number of shares outstanding throughout the period.


48   ING Balanced Fund

FINANCIAL HIGHLIGHTS                                      ING EQUITY INCOME FUND


The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                       CLASS I
                                                       ---------------------------------------------------------------------------
                                                         YEAR         YEAR      SEVEN MONTHS
                                                         ENDED        ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                        MAY 31,      MAY 31,      MAY 31,      -----------------------------------
                                                         2004         2003        2002(1)        2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        8.15         9.49         9.54        14.26        16.74        15.26
 Income (loss) from investment operations:
 Net investment income                            $        0.10*        0.06         0.02         0.05         0.05         0.09*
 Net realized and unrealized gain (loss)
 on investments                                   $        1.21        (1.33)       (0.03)       (3.99)        0.52         3.26
 Total from investment operations                 $        1.31        (1.27)       (0.01)       (3.94)        0.57         3.35
 Less distributions from:
 Net investment income                            $        0.04         0.07         0.04         0.04         0.05         0.14
 Net realized gains on investments                $          --           --           --         0.74         3.00         1.73
 Total distributions                              $        0.04         0.07         0.04         0.78         3.05         1.87
 Net asset value, end of period                   $        9.42         8.15         9.49         9.54        14.26        16.74
 TOTAL RETURN(2)                                  %       16.10       (13.37)       (0.10)      (28.93)        3.76        23.00

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $      51,609      187,417      258,081      296,248      479,823      558,913
 Ratios to average net assets:
 Expenses(3)                                      %        0.90         0.93         0.91         0.86         0.83         0.86
 Net investment income(3)                         %        0.95         0.72         0.34         0.38         0.33         0.56
 Portfolio turnover rate                          %         213          225          132          194          167          122



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING Equity Income Fund                       49

ING STRATEGIC ALLOCATION GROWTH FUND                        FINANCIAL HIGHLIGHTS


The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                       CLASS I
                                                       ---------------------------------------------------------------------------
                                                                                SEVEN MONTHS
                                                         YEAR ENDED MAY 31,        ENDED             YEAR ENDED OCTOBER 31,
                                                       ----------------------     MAY 31,      -----------------------------------
                                                          2004        2003        2002(1)        2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        9.29        10.12         9.60        12.03        12.14        11.14
 Income (loss) from investment operations:
 Net investment income                            $        0.11         0.10         0.05         0.17         0.18         0.22*
 Net realized and unrealized gain (loss)
 on investments                                   $        1.28        (0.89)        0.62        (2.44)        0.82         1.27
 Total from investment operations                 $        1.39        (0.79)        0.67        (2.27)        1.00         1.49
 Less distributions from:
 Net investment income                            $        0.11         0.04         0.15         0.16         0.22         0.18
 Net realized gain from investments               $          --           --           --           --         0.89         0.31
 Total distributions                              $        0.11         0.04         0.15         0.16         1.11         0.49
 Net asset value, end of period                   $       10.57         9.29        10.12         9.60        12.03        12.14
 TOTAL RETURN(2)                                  %       15.05        (7.73)        7.05       (19.05)        8.62        13.66

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      22,092       24,707       29,599       30,463       42,626       41,936
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %        1.00         1.00         1.00         1.00         1.00         1.20
 Gross expenses prior to expense
 reimbursement(3)                                 %        1.13         1.39         1.25         1.16         1.10         1.26
 Net investment income after
 reimbursement(3)(4)                              %        0.98         1.14         0.86         1.48         1.76         1.86
 Portfolio turnover rate                          %         222          236          149          242          248          132



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.



50   ING Strategic Allocation Growth Fund

FINANCIAL HIGHLIGHTS                      ING STRATEGIC ALLOCATION BALANCED FUND


The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                       CLASS I
                                                       ---------------------------------------------------------------------------
                                                                                SEVEN MONTHS
                                                         YEAR ENDED MAY 31,        ENDED             YEAR ENDED OCTOBER 31,
                                                       ----------------------     MAY 31,      -----------------------------------
                                                          2004        2003        2002(1)        2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        9.75        10.33         9.96        11.76        11.76        11.08
 Income (loss) from investment operations:
 Net investment income                            $        0.15         0.14         0.08         0.27         0.27         0.30*
 Net realized and unrealized gain (loss)
 on investments                                   $        0.96        (0.59)        0.52        (1.80)        0.55         0.83
 Total from investment operations                 $        1.11        (0.45)        0.60        (1.53)        0.82         1.13
 Less distributions from:
 Net investment income                            $        0.12         0.13         0.23         0.27         0.29         0.21
 Net realized gain from investments               $          --           --           --           --         0.53         0.24
 Total distributions                              $        0.12         0.13         0.23         0.27         0.82         0.45
 Net asset value, end of period                   $       10.74         9.75        10.33         9.96        11.76        11.76
 TOTAL RETURN(2)                                  %       11.47        (4.29)        6.11       (13.28)        7.29        10.31

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      27,303       34,672       37,372       37,961       49,898       48,440
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %        0.95         0.95         0.95         0.95         0.95         1.20
 Gross expenses prior to expense
 reimbursement(3)                                 %        1.08         1.25         1.17         1.11         1.08         1.28
 Net investment income after
 reimbursement(3)(4)                              %        1.29         1.44         1.35         2.27         2.54         2.54
 Portfolio turnover rate                          %         288          277          129          204          239          125



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                          ING Strategic Allocation Balanced Fund              51

ING STRATEGIC ALLOCATION INCOME FUND                        FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                       CLASS I
                                                       ---------------------------------------------------------------------------
                                                                                SEVEN MONTHS
                                                         YEAR ENDED MAY 31,        ENDED             YEAR ENDED OCTOBER 31,
                                                       ----------------------     MAY 31,      -----------------------------------
                                                          2004        2003        2002(1)        2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        9.59         9.84         9.82        10.73        10.57        10.21
 Income (loss) from investment operations:
 Net investment income                            $        0.20         0.20         0.13         0.37         0.33         0.34
 Net realized and unrealized gain (loss)
 on investments                                   $        0.52        (0.29)        0.29        (0.92)        0.47         0.46
 Total from investment operations                 $        0.72        (0.09)        0.42        (0.55)        0.80         0.80
 Less distributions from:
 Net investment income                            $        0.13         0.16         0.40         0.36         0.30         0.22
 Net realized gain from investments               $          --           --           --           --         0.34         0.22
 Total distributions                              $        0.13         0.16         0.40         0.36         0.64         0.44
 Net asset value, end of period                   $       10.18         9.59         9.84         9.82        10.73        10.57
 TOTAL RETURN(2)                                  %        7.57        (0.87)        4.34        (5.24)        7.93         7.99

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      10,758       18,127       18,994       20,201       26,494       24,107
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %        0.90         0.90         0.90         0.90         0.90         1.20
 Gross expenses prior to expense
 reimbursement(3)                                 %        1.17         1.40         1.31         1.25         1.19         1.45
 Net investment income after
 reimbursement(3)(4)                              %        1.63         2.07         2.25         3.30         3.69         3.23
 Portfolio turnover rate                          %         372          286          101          165          195          120



(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.


52   ING Strategic Allocation Income Fund

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the Class I shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


DOMESTIC EQUITY AND INCOME FUNDS

ING Real Estate Fund


DOMESTIC EQUITY GROWTH FUNDS

ING LargeCap Growth Fund

ING MidCap Opportunities Fund
ING Disciplined LargeCap Fund

ING SmallCap Opportunities Fund


DOMESTIC EQUITY VALUE FUNDS

ING LargeCap Value Fund

ING MagnaCap Fund
ING MidCap Value Fund

ING SmallCap Value Fund

FIXED INCOME FUNDS
ING Government Fund
ING GNMA Income Fund
ING Intermediate Bond Fund


GLOBAL EQUITY FUNDS
ING Global Equity Dividend Fund

ING Global Real Estate Fund
ING Global Science and Technology Fund


INTERNATIONAL EQUITY FUNDS

ING Foreign Fund
ING International Fund
ING International Value Fund


MONEY MARKET FUNDS

ING Aeltus Money Market Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS


Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent registered public accounting firm's reports (in annual reports only).


STATEMENT OF ADDITIONAL INFORMATION


The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.


Please write or call for a free copy of the current Annual/Semi-Annual Reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS

7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.                     811-6352
 ING Growth Fund                          ING Balanced Fund
 ING Small Company Fund                   ING Equity Income Fund
 ING Index Plus LargeCap Fund             ING Strategic Allocation Growth Fund
 ING Index Plus MidCap Fund               ING Strategic Allocation Balanced Fund
 ING Index Plus SmallCap Fund             ING Strategic Allocation Income Fund
 ING Value Opportunity Fund

[ING FUNDS LOGO]


                                                     PRPRO-AFDEI   (0904-093004)

PROSPECTUS


PROSPECTUS

SEPTEMBER 30, 2004

CLASS R

DOMESTIC EQUITY INDEX FUNDS

ING INDEX PLUS LARGECAP FUND
ING INDEX PLUS MIDCAP FUND
ING INDEX PLUS SMALLCAP FUND


[GRAPHIC]



THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CLASS R SHARES OF CERTAIN ING FUNDS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



[ING FUNDS LOGO]

                                                                                                                     WHAT'S INSIDE

[GRAPHIC]                                                   INTRODUCTION TO THE DOMESTIC EQUITY INDEX FUNDS                       1
                                                            FUNDS AT A GLANCE                                                     2
OBJECTIVE
                       These pages contain a                DOMESTIC EQUITY INDEX FUNDS
[GRAPHIC]              description of each of our           ING Index Plus LargeCap Fund                                          4
                       Funds included in this               ING Index Plus MidCap Fund                                            6
INVESTMENT             Prospectus, including each           ING Index Plus SmallCap Fund                                          8
STRATEGY               Fund's objective, investment
                       strategy and risks.
[GRAPHIC]

RISKS







                       You'll also find:


[GRAPHIC]

HOW THE                HOW THE FUND HAS PERFORMED.
FUND HAS               A chart that shows each Fund's
PERFORMED              financial performance for the
                       past ten years (or since
                       inception, if shorter).


                       WHAT YOU PAY TO INVEST. A list
[GRAPHIC]              of the fees and expenses you
                       pay -- both directly and
WHAT YOU               indirectly -- when you invest
PAY TO                 in a Fund.
INVEST




                                                            WHAT YOU PAY TO INVEST                                               10
                                                            INFORMATION FOR INVESTORS                                            12
                                                            MANAGEMENT OF THE FUNDS                                              15
                                                            DIVIDENDS, DISTRIBUTIONS AND TAXES                                   16
                                                            MORE INFORMATION ABOUT RISKS                                         17
                                                            FINANCIAL HIGHLIGHTS                                                 20
                                                            WHERE TO GO FOR MORE INFORMATION                             Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 INTRODUCTION TO THE DOMESTIC EQUITY INDEX FUNDS

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY INDEX FUNDS

   ING's Domestic Equity Index Funds seek to outperform the total return performance of the predetermined indices.
   They may suit you if you:
   - are investing for the long-term -- at least several years; and
   - are willing to accept higher risk in exchange for the potential for long-term growth.

[SIDENOTE]

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

[GRAPHIC]


If you have any questions about the Funds, please call your financial consultant or us at 1-800-992-0180.


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                            Introduction to the Domestic Equity Index Funds   1

FUNDS AT A GLANCE

              This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

              FUND                                        INVESTMENT OBJECTIVE
              -----------------------------------------------------------------------------------------------------------------
DOMESTIC      Index Plus LargeCap Fund                    Outperform the total return performance of the Standard & Poor's
EQUITY INDEX  Adviser: ING Investments, LLC               500 Composite Stock Price Index ("S&P 500 Index"), while maintaining
FUNDS         Sub-Adviser: ING Investment Management Co.  a market level of risk

              Index Plus MidCap Fund                      Outperform the total return performance of the Standard & Poor's
              Adviser: ING Investments, LLC               MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a
              Sub-Adviser: ING Investment Management Co.  market level of risk

              Index Plus SmallCap Fund                    Outperform the total return performance of the Standard & Poor's
              Adviser: ING Investments, LLC               SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a
              Sub-Adviser: ING Investment Management Co.  market level of risk

2   Funds at a Glance

                                                               FUNDS AT A GLANCE

              FUND                                        MAIN INVESTMENTS                MAIN RISKS
              -----------------------------------------------------------------------------------------------------------------
DOMESTIC      Index Plus LargeCap Fund                    Equity securities included      Price volatility and other risks that
EQUITY INDEX  Adviser: ING Investments, LLC               in the S&P 500 Index.           accompany an investment in equity
FUNDS         Sub-Adviser: ING Investment Management Co.                                  securities.

              Index Plus MidCap Fund                      Equity securities included      Price volatility and other risks that
              Adviser: ING Investments, LLC               in the S&P MidCap 400 Index.    accompany an investment in equity
              Sub-Adviser: ING Investment Management Co.                                  securities.

              Index Plus SmallCap Fund                    Equity securities included      Price volatility and other risks that
              Adviser: ING Investments, LLC               in the S&P SmallCap 600 Index.  accompany an investment in equity
              Sub-Adviser: ING Investment Management Co.                                  securities.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          Funds at a Glance   3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                       ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks to outperform the total return performance of the S&P 500 Index, while maintaining a market level of risk.

INVESTMENT STRATEGY

[GRAPHIC]

The Fund invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Sub-Adviser generally includes in the Fund between 400 and 450 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

RISKS OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.



A more detailed discussion of the Risks is available in the "More Information About Risks" section.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

4  ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's Class I shares' returns. The Fund's past performance is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares, revised to reflect the higher expenses of Class R shares, from year-to-year.

[CHART]

1994
1995
1996
1997     33.29
1998     31.71
1999     23.90
2000     (9.92)
2001    (14.42)
2002    (22.25)
2003     25.00

(1)  These figures are for the year ended December 31 of each year.
(2) Because Class R shares were first offered in 2003, the returns in the bar chart, the best and worst quarterly performance and the year-to-date total return are based upon the Class I shares of the Fund, revised to reflect the higher expenses of the Class R shares. Class I shares are not offered in this Prospectus.
(3) Effective March 1, 2002, ING Investments, LLC serves as Adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:

                            4th quarter 1998:  22.34%
                            3rd quarter 2002: (17.45)%


The Fund's Class I shares' year-to-date total return as of June 30, 2004:

                                  2.71%


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.


                                                                                                  10 YEARS
                                                                           1 YEAR  5 YEARS  (OR LIFE OF CLASS)(2)
       Class I Return                                                  %    25.00   (1.48)          6.99
       S&P 500 Index (reflects no deduction for fees or expenses)(3)   %    28.71   (0.57)          7.20(4)



(1) This table shows the performance of the Class I shares of the Fund, revised to reflect the higher expenses of Class R shares, because Class R shares of the Fund are new and did not have a full year's performance as of December 31, 2003. Annual returns would differ only to the extent Class I and Class R shares have different expenses. See footnote (2) to the bar chart above.

(2)  Class I shares commenced operations on December 10, 1996.


(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The S&P 500 Index return is for the period beginning December 1, 1996.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING Index Plus LargeCap Fund   5

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                         ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks to outperform the total return performance of the S&P MidCap 400 Index, while maintaining a market level of risk.

INVESTMENT STRATEGY

[GRAPHIC]


The Fund invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. At June 30, 2004, the smallest company in the S&P MidCap 400 Index had a market capitalization of $342.5 million and the largest company had a market capitalization of $8.3 billion.


In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

MID-SIZED COMPANIES -- the stocks of medium-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

RISKS OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.


A more detailed discussion of the Risks is available in the "more Information About Risks" secion.

6   ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares, revised to reflect the higher expenses of Class R shares, from year-to-year.

[CHART]

1994
1995
1996
1997
1998
1999     15.02
2000     19.39
2001     (2.08)
2002    (12.79)
2003     31.10

(1)  These figures are for the year ended December 31 of each year.
(2) Because Class R shares were first offered in 2003, the returns in the bar chart, the best and worst quarterly performance and the year-to-date total return are based upon the Class I shares of the Fund, revised to reflect the higher expenses of the Class R shares. Class I shares are not offered in this Prospectus.
(3) Effective March 1, 2002, ING Investments, LLC serves as Adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:

                            4th quarter 1999: 18.65%
                            3rd quarter 2002:(15.52)%


The Fund's Class I shares' year-to-date total return as of June 30, 2004:

                                  6.50%


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index.


                                                                                                        10 YEARS
                                                                                 1 YEAR  5 YEARS  (OR LIFE OF CLASS)(2)
       Class I Return                                                        %    31.10   8.98            11.40
       S&P MidCap 400 Index (reflects no deduction for fees or expenses)(3)  %    35.62   9.21            11.32(4)



(1) This table shows the performance of the Class I shares of the Fund, revised to reflect the higher expenses of Class R shares, because Class R shares of the Fund are new and did not have a full year's performance as of December 31, 2003. Annual returns would differ only to the extent Class I and Class R shares have different expenses. See footnote (2) to the bar chart above.

(2)  Class I shares commenced operations on February 3, 1998.


(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4)  The S&P MidCap 400 Index return is for the period beginning February 1,
     1998.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING Index Plus MidCap Fund   7

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                       ING Investment Management Co.

OBJECTIVE

[GRAPHIC]

Seeks to outperform the total return performance of the S&P SmallCap 600 Index, while maintaining a market level of risk.

INVESTMENT STRATEGY

[GRAPHIC]


The Fund invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. At June 30, 2004, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $51 million and the largest company had a market capitalization of $3 billion.


In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

RISKS OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "more Information About Risks" secion.

8   ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's Class I shares' returns. The Fund's past performance is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares, revised to reflect the higher expenses of Class R shares, from year-to-year.

[CHART]

1994
1995
1996
1997
1998
1999      9.74
2000      7.30
2001      2.71
2002    (12.67)
2003     35.07

(1)  These figures are for the year ended December 31 of each year.
(2) Because Class R shares were first offered in 2003, the returns in the bar chart, the best and worst quarterly performance and the year-to-date total return are based upon the Class I shares of the Fund, revised to reflect the higher expenses of the Class R shares. Class I shares are not offered in this Prospectus.
(3) Effective March 1, 2002, ING Investments, LLC serves as Adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:

                            2nd quarter 2003: 18.10%
                            3rd quarter 2002:(16.98)%


The Fund's Class I shares' year-to-date total return as of June 30, 2004:

                                  9.39%


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P SmallCap 600 Index.


                                                                                                          10 YEARS
                                                                                   1 YEAR  5 YEARS  (OR LIFE OF CLASS)(2)
       Class I Return                                                          %    35.07   7.36            6.11
       S&P SmallCap 600 Index (reflects no deduction for fees or expenses)(3)  %    38.79   9.67            8.23(4)



(1) This table shows the performance of the Class I shares of the Fund, revised to reflect the higher expenses of Class R shares, because Class R shares of the Fund are new and did not have a full year's performance as of December 31, 2003. Annual returns would differ only to the extent Class I and Class R shares have different expenses. See footnote (2) to the bar chart above.

(2)  Class I shares commenced operations on February 3, 1998.


(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $600 million as of June 30, 2003.

(4) The S&P SmallCap 600 Index return is for the period beginning February 1, 1998.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING Index Plus SmallCap Fund   9

WHAT YOU PAY TO INVEST

[GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the Domestic Equity Index Funds.

FEES YOU PAY DIRECTLY

                                                                                       CLASS R
------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING PRICE)                        none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES PRICE, WHICHEVER IS LESS)      none

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS R


                                                   DISTRIBUTION                 TOTAL
                                                    AND SERVICE                 FUND         WAIVERS,
                                       MANAGEMENT     (12b-1)       OTHER     OPERATING   REIMBURSEMENTS       NET
FUND                                       FEE         FEES      EXPENSES(2)  EXPENSES   AND RECOUPMENT(3)  EXPENSES
--------------------------------------------------------------------------------------------------------------------
ING Index Plus LargeCap          %         0.45        0.50         0.23        1.18             --           1.18
ING Index Plus MidCap            %         0.45        0.50         0.41        1.36          (0.11)          1.25
ING Index Plus SmallCap          %         0.45        0.50         0.69        1.64          (0.39)          1.25


(1) This table shows the estimated operating expenses for the Class R shares of each Fund as a ratio of expenses to average daily net assets. Class R shares recently commenced operations, so "Other Expenses" are estimated based on each Fund's actual operating expenses for its most recently completed fiscal year.
(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC, the investment adviser to each Fund, has entered into a written expense limitation agreement with each Fund under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped based on the last fiscal year by the ING Investments, LLC, shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least May 31, 2005. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation within 90 days of the end of the then current term or upon termination of the investment management agreement.


10   What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST

EXAMPLES

[GRAPHIC]

The Examples that follow are intended to help you compare the cost of investing in the ING Domestic Equity Index Funds with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000 and you reinvested all your dividends, that the Fund earned an average annual return of 5%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS R FUND


                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
ING Index Plus LargeCap                $    120      375        649       1,432
ING Index Plus MidCap(1)               $    127      420        734       1,626
ING Index Plus SmallCap(1)             $    127      479        855       1,911


(1) The Examples reflect the contractual expense limits for the one-year period and the first year of the three-, five- and ten-year periods.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    What You Pay to Invest   11

INFORMATION FOR INVESTORS


Class R Shares are offered at net asset value without a sales charge. The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. ING Funds Distributor, LLC ("Distributor") may waive these minimums from time to time. The Funds also offer Class A, B, C and I shares, which have different sales charges and other expenses that may affect their performance. Investors can obtain more information about these other share classes by calling
(800) 992-0180.


Class R shares of the Funds are continuously offered to qualified retirement plans ("Retirement Plans"), including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, SEPs and other accounts or plans whereby the Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or the level of the plan administrator). Purchases and redemptions of shares may be made only by eligible retirement plans for the purpose of funding qualified retirement plans. Please refer to the prospectus or plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Funds and any fees that may apply.

The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option, alter the amounts contributed to the plan, or reallocate contributions.

Eligible Retirement Plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary ("financial service firm") authorized to sell Class R shares of the Funds. Additional shares may be purchased through a retirement plan's administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.


More information may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Certain Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional.

The Funds and the Distributor reserve the right to reject any purchase order. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close a plan's account and redeem the shares should the plan fail to maintain its account value at a minimum of $250,000.


CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for Retirement Plans: The Fund and the Distributor must obtain the following information for certain Retirement Plans that open an account:

-  Name;
- Physical business address (although post office boxes are still permitted for mailing); and
-  Employer identification number, or other identifying number.

Additional identifying information may be required to open accounts.


FEDERAL LAW PROHIBITS THE FUND, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE THE ACCOUNT IF THEY ARE UNABLE TO VERIFY IDENTITY WITHIN A REASONABLE TIME.


MARKET TIMERS

The Funds may restrict or refuse purchase orders, whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of the Funds in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of the Funds.

SHAREHOLDER SERVICE AND DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has entered into a Shareholder Service and Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). The 12b-1 Plan permits a Fund to pay marketing and other fees to support the sale and distribution of the Class R shares of each Fund and for shareholder services provided by financial service firms. The annual distribution and service fees payable under the Plan may equal up to 0.50% of the average daily net assets of the Funds (a 0.25% distribution fee and a 0.25% shareholder service fee). Over time, these fees will increase the cost of an investor's shares and may cost investors more than paying other types of sales charges.

12   Information for Investors

                                                       INFORMATION FOR INVESTORS

PAYMENTS


Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When retirement plans place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until the purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or Federal funds.


Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

NET ASSET VALUE


The net asset value ("NAV") per share for Class R shares of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of Class R shares of each Fund is calculated by taking the value of the Fund's assets attributable to Class R shares, subtracting the Fund's liabilities attributable to Class R shares, and dividing by the number of shares of Class R shares, that are outstanding.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.


When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Funds' Board of Directors ("Board"). The types of securities for which such fair value pricing might be required include, but are not limited to:


- Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable;

-  Securities of an issuer that has entered into a restructuring;

-  Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is no current market value quotation; and

-  Securities that are restricted as to transfer or resale.


The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determine their NAV per share.


PRICE OF SHARES

When a plan buys shares, it pays the NAV. When a plan sells shares, it receives the NAV. Exchange orders are effected at NAV. When a Retirement Plan sells shares, it receives the NAV next calculated after its order is received in proper form. When a Retirement Plan sells shares, it receives the NAV next calculated after its order is received in proper form. Certain plan administrators, broker-dealers or other financial institutions may have alternate arrangements with the Distributor or Transfer Agent. See the Statement of Additional Information for more details. Exchange orders are effected at NAV.

A Retirement Plan will receive a confirmation of each new transaction in its account, which also will show it the number of Fund shares it owns including the number of shares being held in safekeeping by the Transfer Agent for its account. It may rely on these confirmations in lieu of certificates as evidence of ownership. Certificates representing shares of the Funds will not be issued unless the Plan requests them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 Information for Investors   13

INFORMATION FOR INVESTORS

telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

A Retirement Plan may exchange Class R shares for Class R shares of any other Fund that offers Class R shares.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact the Shareholder Services Representative at
(800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

14   Information for Investors

ADVISER AND SUB-ADVISERS                                MANAGEMENT OF THE FUNDS


ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each Fund. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2004, ING Investments managed over $35.4 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.

The aggregate annual management fee paid by each Fund as a percentage of that Fund's average daily net assets is 0.45%.

SUB-ADVISER


ING Investments has engaged ING Investment Management Co., ("ING IM" or "Sub-Adviser"), a Connecticut corporation formerly, Aeltus Investment Management, Inc., to provide the day-to-day management of each Fund's portfolio. ING IM has, at least in part, been selected on the basis of its successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of ING IM.

Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Funds' Board. In the event the sub-advisory agreement is terminated, ING IM may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Funds. ING IM is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly owned subsidiary of ING Groep, N.V., and is an affiliate of ING Investments.

As of June 30, 2004, ING IM managed over $61 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.


The Funds are managed by Hugh T.M. Whelan and Douglas Cote.


Mr. Whelan, Portfolio Manager, ING IM, has served as co-manager of ING Index Plus LargeCap Fund since March 2001 and as co-manager of ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING IM since 1989 and previously served as a quantitative portfolio manager in ING IM's fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, ING IM, has served as co-manager of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING IM's equity department.


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Management of the Funds   15

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Distributions are normally expected to consist primarily of capital gains. The Funds distribute capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless the eligible Retirement Plan instructs a Fund to pay investors' dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. The Retirement Plan may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class R shares of a Fund invested in another Fund that offers Class R shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Each eligible Retirement Plan and plan participant should rely on their own tax adviser for advice about the particular federal, state and local tax consequences of investing in a Fund.


Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It generally does not matter how long an investor has held Fund shares or whether the investor elects to receive distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to investors at their respective long-term capital gains rates. Dividends from the Fund are generally not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

Eligible Retirement Plans will receive an annual statement summarizing their dividend and capital gains distributions.

Because investors invest through tax-deferred accounts, such as an eligible retirement plan, they generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and each retirement plan and plan participant should consult their tax advisers about investment through a tax-deferred account.

There may be tax consequences to investors that sell or redeem Fund shares. An investor will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long the investor holds those shares. If the investor exchanges shares, it may be treated as if it sold them. Investors are responsible for any tax liabilities generated by the investor's transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to an investor that fails to provide the Fund with the correct taxpayer identification number or to make required certifications, or if the investor has been notified by the IRS that it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the investor's U.S. federal income tax liability.

16   Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS

All mutual funds involve risk -- some more than others and -- there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Sub-Adviser can decide whether to use them or not. The Funds invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Sub-Adviser may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.


INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivatives instruments in which a Fund may invest include futures contracts and options.

FUTURES CONTRACTS AND OPTIONS: The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities of futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money that the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.


PORTFOLIO TURNOVER (ING INDEX PLUS SMALLCAP FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

OTHER RISKS

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks   17

MORE INFORMATION ABOUT RISKS

business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

TEMPORARY DEFENSIVE STRATEGIES (ALL FUNDS). When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.


REPURCHASE AGREEMENTS (ALL FUNDS). A Fund may enter into repurchase agreements, which include the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.


BORROWING (ALL FUNDS). A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS (ALL FUNDS). A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in other investment companies to the extent permitted by the 1940 Act and the Fund's investment policies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Exchange traded funds or "ETFs" present risks similar to those of an investment in the underlying securities of the ETF. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.


SHORT SALES (ALL FUNDS). A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and this Prospectus.

PAIRING OFF TRANSACTIONS (ALL FUNDS). A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS (ALL FUNDS). Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS (ALL FUNDS). A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES (ALL FUNDS). If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

18   More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS


INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

CONVERTIBLE SECURITIES (ALL FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

HIGH YIELD SECURITIES (ALL FUNDS). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund. The risks of investing in foreign securities may be greater for emerging markets investments. See the discussion of emerging markets investments under "Other Risks," below.


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks   19

ING DOMESTIC EQUITY INDEX FUNDS                             FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages are intended to help you understand each Fund's Class R shares' financial performance for the past five years or, if shorter, the period of the Class' operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual report, which is incorporated by reference into the SAI and is available upon request.

20   Financial Highlights

FINANCIAL HIGHLIGHTS                                ING INDEX PLUS LARGECAP FUND

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                   CLASS R
                                                                                 ------------
                                                                                 DECEMBER 8,
                                                                                 2003(1) TO
                                                                                    MAY 31,
                                                                                     2004
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                            $      13.52
 Income from investment operations:
 Net investment income                                                           $       0.12
 Net realized and unrealized gain on investments                                 $       0.64
 Total from investment operations                                                $       0.76
 Less distributions from:
 Net investment income                                                           $       0.11
 Total distributions                                                             $       0.11
 Net asset value, end of period                                                  $      14.17
 TOTAL RETURN(2)                                                                 %       4.81
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                               $      3,244
 Ratios to average net assets:
 Expenses(3)                                                                     %       1.19
 Net investment income(3)                                                        %       0.46
 Portfolio turnover rate                                                         %         79



(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Index Plus LargeCap Fund   21

ING INDEX PLUS MIDCAP FUND                                  FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                   CLASS R
                                                                                 ------------
                                                                                 OCTOBER 24,
                                                                                 2003(1) TO
                                                                                   MAY 31,
                                                                                    2004
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                           $       12.91
 Income from investment operations:
 Net investment income                                                          $        0.03
 Net realized and unrealized gain on investments                                $        1.52
 Total from investment operations                                               $        1.55
 Less distributions from:
 Net investment income                                                          $        0.03
 Total distributions                                                            $        0.03
 Net asset value, end of period                                                 $       14.43
 TOTAL RETURN(2)                                                                %       12.00

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                              $       5,489
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                                 %        1.25
 Gross expenses prior to expense reimbursement(3)                               %        1.36
 Net investment income after reimbursement(3)(4)                                %        0.16
 Portfolio turnover rate                                                        %         112



(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

22   ING Index Plus MidCap Fund

FINANCIAL HIGHLIGHTS                                ING INDEX PLUS SMALLCAP FUND

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                  CLASS R
                                                                                 DECEMBER 8,
                                                                                 2003(1) TO
                                                                                   MAY 31,
                                                                                    2004
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                           $       13.97
 Income from investment operations:
 Net investment income                                                          $        0.00*
 Net realized and unrealized gain on investments                                $        0.78
 Total from investment operations                                               $        0.78
 Net asset value, end of period                                                 $       14.75
 TOTAL RETURN(2)                                                                %        5.58
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                              $       1,256
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                                 %        0.99
 Gross expenses prior to expense reimbursement(3)                               %        1.60
 Net investment income after reimbursement(3)(4)                                %        0.02
 Portfolio turnover rate                                                        %         126



(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*   Amount is less than $0.01 per share.


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Index Plus SmallCap Fund   23

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

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

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


In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the Class R shares of the fund listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

FIXED INCOME FUNDS
ING Intermediate Bond Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS


Includes a discussion of recent market conditions and investment strategies that significantly affected each Fund's performance, the financial statements and the independent registered public accounting firm's reports (in annual reports only).


STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC. Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.                811-6352

  ING Index Plus LargeCap Fund                  ING Index Plus SmallCap Fund

  ING Index Plus MidCap Fund


[ING FUNDS LOGO]


                                                      PRPRO-AFDER  (0904-093004)

PROSPECTUS

PROSPECTUS

SEPTEMBER 30, 2004

CLASSES A, B AND C

GLOBAL AND INTERNATIONAL EQUITY FUND
ING GLOBAL SCIENCE AND TECHNOLOGY FUND
(FORMERLY, ING TECHNOLOGY FUND)

[GRAPHIC]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE CLASS A, CLASS B, AND CLASS C SHARES OF THE ING GLOBAL SCIENCE AND TECHNOLOGY FUND. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ING FUNDS LOGO]

                                                                                                                     WHAT'S INSIDE

[GRAPHIC]                                                   INTRODUCTION TO THE ING GLOBAL SCIENCE AND TECHNOLOGY FUND            1
                                                            FUND AT A GLANCE                                                      2
OBJECTIVE
                       These pages contain a                GLOBAL AND INTERNATIONAL EQUITY FUND
[GRAPHIC]              description of the Fund              ING Global Science and Technology Fund                                4
                       included in this Prospectus
INVESTMENT             including the Fund's objective,
STRATEGY               investment strategy and risks.

[GRAPHIC]

RISKS







                       You'll also find:


[GRAPHIC]

HOW THE                HOW THE FUND HAS PERFORMED.
FUND HAS               A chart that shows the Fund's
PERFORMED              financial performance for the
                       past ten years (or since
                       inception, if shorter).


                       WHAT YOU PAY TO INVEST. A list
[GRAPHIC]              of the fees and expenses you
                       pay -- both directly and
WHAT YOU               indirectly -- when you invest
PAY TO                 in the Fund.
INVEST




                                                            WHAT YOU PAY TO INVEST                                                6
                                                            SHAREHOLDER GUIDE                                                     8
                                                            MANAGEMENT OF THE FUND                                               15
                                                            DIVIDENDS, DISTRIBUTIONS AND TAXES                                   17
                                                            MORE INFORMATION ABOUT RISKS                                         18
                                                            FINANCIAL HIGHLIGHTS                                                 22
                                                            WHERE TO GO FOR MORE INFORMATION                             Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      INTRODUCTION TO THE ING GLOBAL SCIENCE AND TECHNOLOGY FUND

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

GLOBAL AND INTERNATIONAL EQUITY FUND

  ING Global Science and Technology Fund seeks long-term growth by investing primarily in foreign and domestic equities.
  It may suit you if you:
  - are investing for the long-term -- at least several years;
  - are looking for exposure to international markets; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

[SIDENOTE]

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                 Introduction to the ING Global Science and Technology Fund   1

FUND AT A GLANCE

     This table is a summary of the investment objective, main investments and main risks of the Fund. It is designed to help you understand the main risks and how risk and the investment objective relate. This table is only a summary. You should read the complete descriptions of the Fund's investment objective, strategies and risks, which begin on page 4.

FUND                                     INVESTMENT OBJECTIVE
-----------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY FUND

ING Global Science and Technology Fund   Long-term capital appreciation
Adviser: ING Investments, LLC
Sub-Adviser: BlackRock Advisors, Inc.

2   Fund at a Glance

                                                                FUND AT A GLANCE

FUND                                     MAIN INVESTMENTS                 MAIN RISKS
---------------------------------------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY FUND

ING Global Science and Technology Fund   Equity securities of U.S. and    Price volatility and other risks that
Adviser: ING Investments, LLC            foreign companies in the         accompany an investment in equity
Sub-Adviser: BlackRock Advisors, Inc.    science and technology           securities and maintaining a
                                         sectors.                         diversified portfolio focusing on
                                                                          companies engaged in science and
                                                                          technology sectors.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                           Fund at a Glance   3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING GLOBAL SCIENCE AND TECHNOLOGY FUND                  BlackRock Advisors, Inc.

OBJECTIVE

[GRAPHIC]

Seeks long-term capital appreciation.

INVESTMENT STRATEGY

[GRAPHIC]

The Fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies that derive at least 50% of their assets, gross income or net profits from the development or production of products/services involved in the processing or storage of information. The Fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries.

The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include:

- Application Software
- IT Consulting & Services
- Internet Software and Services
- Networking Equipment
- Telecom Equipment
- Computer Hardware
- Computer Storage & Peripherals
- Electronic Equipment and Instruments
- Semiconductor Equipment
- Semiconductors
- Aerospace & Defense
- Electrical Components & Equipment
- Biotechnology
- Pharmaceuticals
- Healthcare Equipment & Supplies
- Healthcare Distribution & Services
- Healthcare Facilities
- Industrial Gases
- Specialty Chemicals
- Advanced Materials
- Integrated Telecom Services
- Alternative Carriers
- Wireless Telecommunication Services

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Fund may invest excess cash in short-term U.S. Government securities and other high quality debt securities for temporary and defensive purposes. It also may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

SMALL-/MID SIZED COMPANIES -- the stocks of small and mid-sized companies may be more susceptible to price swings than those of larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of large companies.

SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to the changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries and economic and political climates tend to be less stable. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. The Fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single foreign country. These investments would make the Fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.


MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SECURITIES LENDING -- when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Securities lending may intensify the market risk, credit risk and other risks and the Fund could incur losses in connection with the investment of cash collateralizing loaned securities.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

4   ING Global Science and Technology Fund

                                          ING GLOBAL SCIENCE AND TECHNOLOGY FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

[CHART]

2001    (24.92)
2002    (42.64)
2003     46.74

(1) These figures are for the year ended December 31 of each year. The figure does not reflect sales charges and would be lower if it did.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, Aeltus Investment Management, Inc. served as the investment adviser. Effective January 2, 2004, BlackRock Advisors, Inc. serves as Sub-Adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as the Sub-Adviser to the Fund.
(3) Effective February 17, 2004, the Fund changed its name to ING Global Science and Technology Fund. Prior to February 17, 2004, the name of the Fund was ING Technology Fund.

            Best and worst quarterly performance during this period:

                            4th quarter 2001:  39.14%
                           3rd quarter 2001:  (34.86)%


    The Fund's Class A shares' year-to-date total return as of June 30, 2004:

                                     (5.48)%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Pacific Stock Exchange Technology Index ("PSE Technology Index"), and the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                             5 YEARS                 10 YEARS
                                                                              1 YEAR    (OR LIFE OF CLASS)(1)  (OR LIFE OF CLASS)(1)
     Class A Return Before Taxes(2)                                          %   38.31        (23.33)                   N/A
     Class A Return After Taxes on Distributions(2)                          %   38.27        (23.31)                   N/A
     Class A Return After Taxes on Distributions and Sale of Fund Shares(2)  %   24.87        (18.46)                   N/A
     Class B Return Before Taxes(3)                                          %   40.88        (23.34)                   N/A
     Class C Return Before Taxes(4)                                          %   44.67        (22.83)                   N/A
     S&P 500 Index (reflects no deduction for fees or expenses)(5)           %   28.71         (3.83)(8)                N/A
     PSE Technology Index (reflects no deduction for fees or expenses)(6)    %   52.62        (12.38)(8)                N/A
     Goldman Sachs Technology Industry Composite Index (reflects
     no deduction for fees, expenses or taxes)(7)                            %   54.18        (22.87)(8)                N/A


(1)  Class A, Class B and Class C shares commenced operations on March 1, 2000.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is a widely recognized, unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.
(6) The PSE Technology Index is an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index more closely tracks the types of securities in which the Fund invests than the Goldman Sachs Technology Industry Composite Index and is included as an additional comparison for Fund performance.


(7) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.
(8) The Index returns for Classes A, B and C shares are for the period beginning March 1, 2000.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING Global Science and Technology Fund   5

WHAT YOU PAY TO INVEST

[GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for the Fund.

FEES YOU PAY DIRECTLY


                                                     CLASS A(1)   CLASS B     CLASS C
-------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A %
  OF OFFERING PRICE)                                   5.75(2)     none        none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE
  OR SALES PRICE, WHICHEVER IS LESS)                   none(3)     5.00(4)     1.00(5)



(1) The Fund does not impose any front-end sales charge (load) on reinvested dividends or distributions.
(2)  Reduced for purchases of $50,000 and over. Please see page 9.
(3) A contingent deferred sales charge "CDSC" of no more than 1.00% may be assessed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 9.
(4) Imposed upon redemptions within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 9.
(5)  Imposed upon redemptions within 1 year from purchase. Please see page 9.


OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)
(as a % of average net assets)


                                                               DISTRIBUTION                  TOTAL
                                                               AND SERVICE                    FUND        WAIVERS,
                                                MANAGEMENT       (12b-1)        OTHER       OPERATING   REIMBURSEMENTS    NET
                                                   FEE            FEES        EXPENSES(2)   EXPENSES    AND RECOUPMENT  EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
 ING Global Science and Technology          %      1.05           0.25          0.88(4)      2.18(4)      (0.43)(3)      1.75(4)

CLASS B
 ING Global Science and Technology          %      1.05           1.00          0.88(4)      2.93(4)      (0.43)(3)      2.50(4)

CLASS C
 ING Global Science and Technology          %      1.05           1.00          0.88(4)      2.93(4)      (0.43)(3)      2.50(4)



(1) This table shows the estimated operating expenses for the Fund by class as a ratio of expenses to average daily net assets. These estimated expenses are based on the Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser, has agreed for the Fund.


(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC, has entered into a written expense limitation agreement with the Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of the Fund's expenses waived, reimbursed or recouped based on the last fiscal year by ING Investments, LLC, is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limit will continue through May 31, 2005. The expense limitation agreement is contractual and shall renew automatically for a one-year term unless ING Investments, LLC provides written notice of the termination of the investment management agreement within 90 days of the end of the then current term or upon termination of the investment management agreement.
(4) Excludes one-time merger fees of 0.07% for Classes A, B and C incurred in connection with the merger of ING Global Technology into ING Global Science and Technology Fund.


6   What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST

[GRAPHIC]

EXAMPLES

The Examples that follow are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A


FUND                                                                                           1 YEAR   3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology(1)                                                           $  743     1,177    1,636    2,903


CLASS B


                                                          IF YOU SELL YOUR SHARES                 IF YOU DON'T SELL YOUR SHARES
                                              ---------------------------------------------    -----------------------------------
FUND                                          1 YEAR        3 YEARS      5 YEARS   10 YEARS    1 YEAR   3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology(1)          $   753        1,164        1,701      3,035      253        864     1,501    3,035


CLASS C


                                                          IF YOU SELL YOUR SHARES                 IF YOU DON'T SELL YOUR SHARES
                                              ---------------------------------------------    -----------------------------------
FUND                                          1 YEAR        3 YEARS      5 YEARS   10 YEARS    1 YEAR   3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology(1)          $   353        864          1,501      3,213      253        864     1,501    3,213


(1) The Examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     What You Pay to Invest   7

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS

ING PURCHASE OPTIONS(TM)

You may select from up to three separate classes of shares: Class A, Class B and Class C.

CLASS A

- Front-end sales charge, as described on the next page.
- Distribution and service (12b-1) fees of 0.25%.

CLASS B

- No front-end sales charge; all your money goes to work for you right away.
- Distribution and service (12b-1) fees of 1.00%.

- A contingent deferred sales charge "CDSC", as described on the next page.


- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.
- Distribution and service (12b-1) fees of 1.00%.
- A 1% CDSC on shares sold within one year of purchase.
- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider:

- How long you plan to hold the Fund;
- The size of your investment;
- The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and
- Whether you qualify for any sales charge discounts.


The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $100,000 will be declined.

If you invest through omnibus account arrangements with financial intermediaries, note that the Fund generally is not able to identify an individual investor's trading activities. Therefore, the Fund would not be able to detect whether a shareholder's investment in Class B shares exceeded $100,000. When investing through such arrangements, you should be diligent in determining that you have selected the correct share class for you.

You also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI, which is available without charge upon request, discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on the Fund's website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Fund and servicing your shareholder account, the Fund has adopted a Rule 12b-1 plan, which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

8   Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE

SALES CHARGE CALCULATION

CLASS A(1)

Class A shares of the Fund offered in this Prospectus are sold subject to the following sales charge:

                         AS A % OF THE             AS A % OF NET
YOUR INVESTMENT         OFFERING PRICE              ASSET VALUE
 Less than $50,000           5.75                       6.10
 $50,000 - $99,999           4.50                       4.71
 $100,000 - $249,999         3.50                       3.63
 $250,000 - $499,999         2.50                       2.56
 $500,000 - $999,999         2.00                       2.04
 $1,000,000 and over                    See below

(1)  The term "offering price" includes the front-end sales charge.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                 PERIOD DURING WHICH
YOUR INVESTMENT             CDSC                    CDSC APPLIES
 $1,000,000 - $2,499,999     1.00%                     2 years
 $2,500,000 - $4,999,999     0.50                      1 year
 $5,000,000 or greater       0.25                      1 year

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna family of funds (other than any of the Aetna Index Plus Funds) at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                                 PERIOD DURING WHICH
YOUR INVESTMENT             CDSC                    CDSC APPLIES
 $1,000,000 - $2,999,999     1.00%                     1st year
                             0.50                      2nd year
 $3,000,000 - $19,999,999    0.50                      2 years
 $20 million or greater      0.25                      2 years

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna Index Plus Funds at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                                 PERIOD DURING WHICH
YOUR INVESTMENT             CDSC                    CDSC APPLIES
 $1,000,000 - $2,999,999     0.50%                     2 years
 $3,000,000 - $19,999,999    0.25                      2 years
 $20 million or greater      0.25                      2 years

Investors who exchange Class A shares that were purchased from funds that were part of the Aetna family of funds at the time of purchase for shares of other ING Funds will be subject to the ING Funds' CDSC schedule, which may mean that a higher rate will apply.

CLASS B AND CLASS C


Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:


CLASS B DEFERRED SALES CHARGE

                                      CDSC ON SHARES
YEARS AFTER PURCHASE                    BEING SOLD
 1st year                                 5.00%
 2nd year                                 4.00
 3rd year                                 3.00
 4th year                                 3.00
 5th year                                 2.00
 6th year                                 1.00
 After 6th year                           none

CLASS C DEFERRED SALES CHARGE

                                      CDSC ON SHARES
YEARS AFTER PURCHASE                    BEING SOLD
 1st year                                 1.00%
 After 1st year                           none

Class C shares that were purchased through funds that were part of the Aetna family of funds at the time of purchase are subject to a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%, except for the Domestic Equity Index Funds which impose a CDSC of 0.75%. Investors who exchange such Class C shares for Class C shares of other ING Funds will remain subject to the 18-month CDSC.

To keep your CDSC as low as possible, each time you place a request to redeem shares the Fund will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding Aeltus Money Market Fund, ING Lexington Money Market Trust, Money Market Fund and Classic Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   9

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.


- Mandatory distributions from a tax-deferred retirement plan or an Individual Retirement Account ("IRA").


- Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of the Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or a Shareholder Services Representative. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

10   Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE

PURCHASE OF SHARES

The minimum initial investment amounts for the Fund are as follows:

- Non-retirement accounts: $1,000
- Retirement accounts: $250
- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

Make your investment using the methods outlined in the table on the right.


The Fund and ING Funds Distributor, LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).


CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund and the Distributor must obtain the following information for each person that opens an account:

-  Name;
-  Date of birth (for individuals);
- Physical residential address (although post office boxes are still permitted for mailing); and
- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.


FEDERAL LAW PROHIBITS THE FUND, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


                                      INITIAL                            ADDITIONAL
       METHOD                        INVESTMENT                          INVESTMENT
BY CONTACTING YOUR            An investment professional        Visit or consult an investment
INVESTMENT PROFESSIONAL       with an authorized firm can       professional.
                              help you establish and
                              maintain your account.

BY MAIL                       Visit or consult an investment    Visit or consult an investment
                              professional. Make your check     professional Fill out the Account
                              payable to the ING Funds and      Additions form included on the bottom of
                              mail it, along with a             your account statement along with your
                              completed Account Application.    check payable to the ING Funds and mail
                              Please indicate your              them to the address on the account
                              investment professional on the    statement. Remember to write your account
                              New Account Application.          number on the check.

BY WIRE                       Call the ING Operations           Wire the funds in the same manner
                              Department at (800) 992-0180      described under Initial Investment.
                              and select Option 4 to obtain
                              an account number and indicate
                              your investment professional on
                              the account.

                              Instruct your bank to wire
                              funds to the Fund in the care
                              of:

                              State Street Bank and
                              Trust Company
                              ABA #101003621
                              Kansas City, MO
                              credit to: ____________________
                              (the Fund)
                              A/C #751-8315; for further
                              credit to: Shareholder
                              A/C # _________________________
                              (A/C # you received over the
                              telephone) Shareholder Name:
                              ______________________________
                              (Your Name Here)
                              After wiring funds you must
                              complete the Account
                              Application and send it to:
                              ING Funds
                              P.O. Box 219368
                              Kansas City, MO
                              64121-9368

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide   11

SHAREHOLDER GUIDE                                          HOW TO REDEEM SHARES

MARKET TIMERS


The Fund may restrict or refuse purchase orders whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of the Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of the Fund.


RETIREMENT PLANS

The Fund has available prototype qualified retirement plans for both corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

You may redeem shares by using the the methods outlined in table on the right.

Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

-  Your account must have a current value of at least $10,000.
-  Minimum withdrawal amount is $100.
-  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS


Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.


The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

      METHOD                                PROCEDURES
BY CONTACTING YOUR            You may redeem shares by contacting your
INVESTMENT PROFESSIONAL       investment professional. Investment
                              professionals may charge for their services
                              in connection with your redemption request,
                              but neither the Fund nor the Distributor
                              imposes any such charge.

BY MAIL Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                              ING Funds
                              P.O. Box 219368
                              Kansas City, MO 64121-9368

                              If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account
                              Application. A signature guarantee may be required.

BY TELEPHONE -- EXPEDITED     You may redeem shares by telephone on all
REDEMPTION                    accounts other than retirement accounts,
                              unless you check the box on the Account
                              Application which signifies that you do not
                              wish to use telephone redemptions. To redeem
                              by telephone, call a Shareholder Services
                              Representative at (800) 992-0180.

                              RECEIVING PROCEEDS BY CHECK:

                              You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

                              RECEIVING PROCEEDS BY WIRE:

                              You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account
                              Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

12   Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE

NET ASSET VALUE


The net asset value ("NAV") per share for each class of the Fund is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Fund's Board of Directors ("Board"). The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;


- Fixed-income securities that have gone into default and for which there is no current market value quotation; and


- Securities that are restricted as to transfer or resale.

The Fund or Adviser may rely on the recommendations of a fair value pricing service approved by the Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern time and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES


You may exchange shares of the Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of ING Aeltus Money Market Fund, ING Classic Money Market and ING Money Market Funds for which no sales charge was

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide   13

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES

paid must pay the applicable sales load on an exchange into Class A shares of another fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Fund is intended for long-term investment and not as a short-term trading vehicle. The Fund may prohibit excessive exchanges (more than four per year). The Fund also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.


If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.


In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of the prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND


You are not required to pay an applicable CDSC upon an exchange from the Fund described in this Prospectus into the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that Fund, the Fund's CDSC will apply. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.


SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund except ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' prior written notice to redeem, at NAV (less any applicable sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than $1,000. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund's prospectus and the annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your investment professional. We will begin sending you individual copies thirty days after receiving your request.

14   Shareholder Guide

ADVISER AND SUB-ADVISER                                   MANAGEMENT OF THE FUND


ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company serves as the investment adviser to the Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2004, ING Investments managed over $35.4 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.

The following table shows the aggregate annual management fee paid by the Fund for the most recent fiscal year as a percentage of the Fund's average daily net assets:

FUND                                                 MANAGEMENT FEE
ING Global Science and Technology                         1.05%

SUB-ADVISER

ING Investments has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser has, at least in part, been selected on the basis of its successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.


ING Investments acts as a "manager-of-managers" for the Fund. ING Investments delegates to the sub-adviser of the Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Fund. From time to time, ING Investments may also recommend the appointment of an additional or replacement sub-adviser to the Fund's Board. The Fund and ING Investments have received shareholder approval to permit ING Investments, with the approval of the Fund's Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. The Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the names of the Fund and its investment strategies may also change.


BLACKROCK ADVISORS, INC.


BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser"), a Delaware corporation, serves as Sub-Adviser to the Fund. Founded in 1994, BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S. Subject to the supervision of the Board and ING Investments, BlackRock manages the Fund's assets in accordance with the Fund's investment objective, policies and limitations. BlackRock makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for the Fund.

As of June 30, 2004, BlackRock and its affiliates had more than $309 billion in assets under management. The principal address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.


The Fund is managed by Thomas P. Callan and Daniel M. Rea.

Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is a co-portfolio manager of the Fund. Mr. Callan is a member of BlackRock's global small cap equity team. He is lead manager for international and U.S. opportunities portfolios managed by BlackRock. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Daniel M. Rea, Director and Portfolio Manager, is a co-portfolio manager of the Fund. Mr. Rea is a member of BlackRock's global small cap equity team, and is responsible for coverage of stocks in the healthcare sector. Mr. Rea joined BlackRock in 2000 from Driehaus Capital Management, where he was a healthcare analyst and, later, the portfolio manager of the Driehaus Emerging Growth Fund and Driehaus Recent Issues Fund. Prior to joining Driehaus in 1997, he was with GE Capital Corporation in the Financial Management Program.

PERFORMANCE OF A SIMILAR FUND MANAGED BY BLACKROCK

The tables below are designed to show you how a similar fund managed by BlackRock ("BlackRock Fund"), performed over various periods in the past. BlackRock Fund has an investment objective, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of ING Global Science and Technology Fund.

The tables show the returns for the BlackRock Fund compared to the S&P 500 Index for the one-year, three-year, and since inception periods ended December 31, 2003 and on an annual basis as of December 31 of each of the last three years.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    Management of the Fund   15

MANAGEMENT OF THE FUND                                   ADVISER AND SUB-ADVISER

Class A shares of BlackRock Fund would have substantially similar returns as Class A, Class B, and Class C shares of ING Global Science and Technology Fund because the funds have similar investment objectives, policies, strategies and risks. Annual returns would differ to the extent the classes have different expenses. This information is designed to demonstrate the historical track record of BlackRock. IT DOES NOT INDICATE HOW ING GLOBAL SCIENCE AND TECHNOLOGY FUND HAS PERFORMED OR WILL PERFORM IN THE FUTURE. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2003)


                                BLACKROCK
                                 FUND(1)             S&P 500 INDEX(2)
One Year                          58.36%                   28.71%
Three Years                      (14.26)%                  (4.04)%
Five Years                          N/A                     N/A
Ten Years                           N/A                     N/A
Since Inception (05/15/2000)     (13.25)%                  (5.66)%


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                                BLACKROCK
                                 FUND(1)             S&P 500 INDEX(2)
2003                              58.36%                  28.71%
2002                             (35.11)%                (22.10)%
2001                             (38.65)%                (11.89)%


(1) The investment returns for the BlackRock Fund are the returns of a class of shares the expenses of which, including sales charges, fees and expenses, are not those of the ING Global Science and Technology Fund.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

16   Management of the Fund

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends, if any, annually. Distributions are normally expected to consist primarily of capital gains.

The Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Classes A, B or C shares of the Fund invested in another ING Fund that offers the same class shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end ING Fund, including the Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.


The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends attributable to interest rates are not eligible for the reductions in rates described below. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.


- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.


- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        Dividends, Distributions and Taxes   17

MORE INFORMATION ABOUT RISKS

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Investment Adviser or Sub-Adviser can decide whether to use them or not. The Fund invests in these securities or uses these techniques as part of the Fund's principal investment strategy. However, the Investment Adviser or Sub-Adviser of the Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The principal risks of investing in the Fund are highlighted below. Please see the SAI for more information.

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices Dividends, Distributions and Taxes and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends.

The Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

The risks of investing in foreign securities may be greater for emerging markets investments.


EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.


INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which the Fund may invest include futures contracts and options.

FUTURES CONTRACTS AND OPTIONS: The Fund may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual

18   More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS

cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS: The Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, the Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis.

CONCENTRATION. The Fund concentrates its assets in securities related to the science and technology sectors. As a result, the Fund may be subject to greater market fluctuation than a fund that has securities representing a broader range of investment alternatives.

PORTFOLIO TURNOVER. The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 331/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

OTHER RISKS

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it may not achieve its investment objective.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. The Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase the Fund's yield; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when the Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks   19

MORE INFORMATION ABOUT RISKS

a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.


OTHER INVESTMENT COMPANIES. The Fund, except as limited in the SAI and by the 1940 Act, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Exchange traded funds or "ETFs" present risks similar to those of an investment in the underlying securities held by the ETF. ETFs, are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. If the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.


INITIAL PUBLIC OFFERINGS (IPOS). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.

RULE 144A SECURITIES. Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. GOVERNMENT SECURITIES. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are

20   More Information About Risks
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                                                    MORE INFORMATION ABOUT RISKS

backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.


INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks   21

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand the Fund's Class A's, Class B's and Class C's financial performance for the past five years or, if shorter, the period of each class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is incorporated by reference into the SAI and is available upon request.

22   Financial Highlights

FINANCIAL HIGHLIGHTS                      ING GLOBAL SCIENCE AND TECHNOLOGY FUND


The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                        CLASS A
                                                             --------------------------------------------------------------
                                                                  YEAR       YEAR     SEVEN MONTHS     YEAR      MARCH 1,
                                                                  ENDED      ENDED        ENDED        ENDED    2000(2) TO
                                                                 MAY 31,    MAY 31,      MAY 31,     OCT. 31,    OCT. 31,
                                                                  2004       2003        2002(1)       2001        2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $       3.07       3.82          3.88       8.56         10.00
 Income (loss) from investment operations:
 Net investment loss                                         $      (0.06)     (0.02)        (0.04)     (0.05)        (0.06)
 Net realized and unrealized gain (loss) on investments      $       0.60      (0.73)        (0.02)     (4.63)        (1.38)
 Total from investment operations                            $       0.54      (0.75)        (0.06)     (4.68)        (1.44)
 Net asset value, end of period                              $       3.61       3.07          3.82       3.88          8.56
 TOTAL RETURN(3)                                             %      17.59     (19.63)        (1.55)    (54.67)       (14.40)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $     35,601     29,539        10,341      7,425         7,569
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)              %       1.82       1.75          1.75       1.75          1.75
 Gross expenses prior to expense reimbursement(4)            %       2.25       3.03          2.60       2.61          2.73
 Net investment loss after expense reimbursement(4)(5)       %      (1.63)     (1.48)        (1.68)     (1.36)        (1.34)
 Portfolio turnover rate                                     %        121         28            59        175           124



                                                                                        CLASS B
                                                             --------------------------------------------------------------
                                                                  YEAR        YEAR    SEVEN MONTHS     YEAR      MARCH 1,
                                                                  ENDED       ENDED       ENDED        ENDED    2000(2) TO
                                                                 MAY 31,     MAY 31,     MAY 31,     OCT. 31,    OCT. 31,
                                                                  2004        2003       2002(1)       2001       2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $       3.00       3.75          3.84       8.52         10.00
 Income (loss) from investment operations:
 Net investment loss                                         $      (0.09)     (0.01)        (0.06)     (0.11)        (0.08)
 Net realized and unrealized gain (loss) on investments      $       0.59      (0.74)        (0.03)     (4.57)        (1.40)
 Total from investment operations                            $       0.50      (0.75)        (0.09)     (4.68)        (1.48)
 Net asset value, end of period                              $       3.50       3.00          3.75       3.84          8.52
 TOTAL RETURN(3)                                             %      16.67     (20.00)        (2.34)    (54.93)       (14.80)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $     15,452     14,311         1,194      1,224         2,329
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)              %       2.57       2.50          2.50       2.50          2.50
 Gross expenses prior to expense reimbursement(4)            %       3.00       3.78          3.35       3.36          3.48
 Net investment loss after expense reimbursement(4)(5)       %      (2.38)     (2.19)        (2.42)     (2.11)        (2.09)
 Portfolio turnover rate                                     %        121         28            59        175           124


               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                    ING Global Science and Technology Fund   23

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (CONTINUED)   FINANCIAL HIGHLIGHTS



                                                                                        CLASS C
                                                             --------------------------------------------------------------
                                                                  YEAR        YEAR    SEVEN MONTHS     YEAR      MARCH 1,
                                                                  ENDED       ENDED       ENDED        ENDED    2000(2) TO
                                                                 MAY 31,     MAY 31,     MAY 31,     OCT. 31,    OCT. 31,
                                                                  2004        2003       2002(1)       2001        2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $       2.97       3.76          3.84       8.52         10.00
 Income (loss) from investment operations:
 Net investment loss                                         $      (0.09)     (0.01)        (0.07)     (0.17)        (0.07)
 Net realized and unrealized gain (loss) on investments      $       0.60      (0.78)        (0.01)     (4.51)        (1.41)
 Total from investment operations                            $       0.51      (0.79)        (0.08)     (4.68)        (1.48)
 Net asset value, end of period                              $       3.48       2.97          3.76       3.84          8.52
 TOTAL RETURN(3)                                             %      17.17     (21.01)        (2.08)    (54.93)       (14.80)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $      4,656      4,641           642        760         3,307
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)              %       2.57       2.50          2.50       2.50          2.50
 Gross expenses prior to expense reimbursement(4)            %       3.00       3.78          3.35       3.36          3.48
 Net investment loss after expense reimbursement(4)(5)       %      (2.38)     (2.22)        (2.42)     (2.11)        (2.09)
 Portfolio turnover rate                                     %        121         28            59        175           124



(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations of class.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annalized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.


24   ING Global Science and Technology Fund

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the Class A, Class B, and Class C shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund

ING Equity Income Fund

ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund
ING Disciplined LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund
ING SmallCap Value Fund

ING Value Opportunity Fund


FIXED INCOME FUNDS

ING GNMA Income Fund

ING Government Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund


GLOBAL EQUITY FUNDS
ING Global Equity Dividend Fund

ING Global Real Estate Fund
ING Worldwide Growth Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund

ING International Value Fund

ING Precious Metals Fund
ING Russia Fund

MONEY MARKET FUNDS
ING Aeltus Money Market Fund
ING Classic Money Market Fund

ING Lexington Money Market Fund

ING Money Market Fund

LOAN PARTICIPATION FUNDS
ING Senior Income Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS


Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent registered public accounting firm's reports (in annual reports only).


STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write or call for a free copy of the current Annual/Semi-Annual Reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.       811-6352

[ING FUNDS LOGO]


                                                    PRPRO-GSTABC   (0904-093004)

PROSPECTUS

PROSPECTUS

SEPTEMBER 30, 2004

CLASS I

GLOBAL AND INTERNATIONAL EQUITY FUND

ING GLOBAL SCIENCE AND TECHNOLOGY FUND
(FORMERLY, ING TECHNOLOGY FUND)

[GRAPHIC]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE CLASS I SHARES OF THE ING GLOBAL SCIENCE AND TECHNOLOGY FUND. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[ING FUNDS LOGO]

                                                                                                                     WHAT'S INSIDE

[GRAPHIC]                                                   INTRODUCTION TO THE ING GLOBAL SCIENCE AND TECHNOLOGY FUND            1
                                                            FUND AT A GLANCE                                                      2
OBJECTIVE
                       These pages contain a                GLOBAL AND INTERNATIONAL EQUITY FUND
[GRAPHIC]              description of the Fund              ING Global Science and Technology Fund                                4
                       included in this Prospectus,
INVESTMENT STRATEGY    including the Fund's objective,
                       investment strategy and risks.
[GRAPHIC]

RISKS







                       You'll also find:


[GRAPHIC]

HOW THE                HOW THE FUND HAS PERFORMED.
FUND HAS               A chart that shows the Fund's
PERFORMED              financial performance for the
                       past ten years (or since
                       inception, if shorter).


                       WHAT YOU PAY TO INVEST. A list
[GRAPHIC]              of the fees and expenses you
                       pay -- both directly and
WHAT YOU               indirectly -- when you invest
PAY TO                 in the Fund.
INVEST




                                                            WHAT YOU PAY TO INVEST                                                6
                                                            SHAREHOLDER GUIDE                                                     8
                                                            MANAGEMENT OF THE FUND                                               12
                                                            DIVIDENDS, DISTRIBUTIONS AND TAXES                                   14
                                                            MORE INFORMATION ABOUT RISKS                                         15
                                                            FINANCIAL HIGHLIGHTS                                                 19
                                                            WHERE TO GO FOR MORE INFORMATION                             Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      INTRODUCTION TO THE ING GLOBAL SCIENCE AND TECHNOLOGY FUND

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

GLOBAL AND INTERNATIONAL EQUITY FUND

  ING Global Science and Technology Fund seeks long-term growth by investing primarily in foreign and domestic equities.

  It may suit you if you:

  - are investing for the long-term -- at least several years;
  - are looking for exposure to international markets; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

[SIDENOTE]

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Fund, please call your financial consultant or us at 1-800-992-0180.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                 Introduction to the ING Global Science and Technology Fund   1

FUND AT A GLANCE

This table is a summary of the investment objective, main investments and main risks of the Fund. It is designed to help you understand the main risks and how risk and the investment objective relate. This table is only a summary. You should read the complete descriptions of the Fund's investment objective, strategies and risks, which begin on page 4.

FUND                                     INVESTMENT OBJECTIVE
-----------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY FUND

ING Global Science and Technology Fund   Long-term capital appreciation
Adviser: ING Investments, LLC
Sub-Adviser: BlackRock Advisors, Inc.

2   Fund at a Glance

                                                                FUND AT A GLANCE

FUND                                     MAIN INVESTMENTS                        MAIN RISKS
-------------------------------------------------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY FUND

ING Global Science and Technology Fund   Equity securities of U.S. and foreign   Price volatility and other risks that
Adviser: ING Investments, LLC            companies in the science and            accompany an investment in equity
Sub-Adviser: BlackRock Advisors, Inc.    technology sectors.                     securities and maintaining a diversified
                                                                                 portfolio focusing on companies engaged
                                                                                 in science and technology sectors.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                           Fund at a Glance   3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING GLOBAL SCIENCE AND TECHNOLOGY FUND                  BlackRock Advisors, Inc.

OBJECTIVE

[GRAPHIC]

Seeks long-term capital appreciation.

INVESTMENT STRATEGY

[GRAPHIC]

The Fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies that derive at least 50% of their assets, gross income, or net profits from the development or production of products/services involved in the processing or storage of information. The Fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include:

- Application Software
- IT Consulting & Services
- Internet Software and Services
- Networking Equipment
- Telecom Equipment
- Computer Hardware
- Computer Storage & Peripherals
- Electronic Equipment and Instruments
- Semiconductor Equipment
- Semiconductors
- Aerospace & Defense
- Electrical Components & Equipment
- Biotechnology
- Pharmaceuticals
- Healthcare Equipment & Supplies
- Healthcare Distribution & Services
- Healthcare Facilities
- Industrial Gases
- Specialty Chemicals
- Advanced Materials
- Integrated Telecom Services
- Alternative Carriers
- Wireless Telecommunication Services

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Fund may invest excess cash in short-term U.S. Government securities and other high quality debt securities for temporary and defensive purposes. It also may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

SMALL-/MID SIZED COMPANIES -- the stocks of small and mid-sized companies may be more susceptible to price swings than those of larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of large companies.

SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to the changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries and economic and political climates tend to be less stable. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. The Fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single foreign country. These investments would make the Fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.


MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SECURITIES LENDING -- when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Securities lending may intensify the market risk, credit risk and other risks and the Fund could incur losses in connection with the investment of cash collateralizing loaned securities.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

4   ING Global Science and Technology Fund

                                          ING GLOBAL SCIENCE AND TECHNOLOGY FUND

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[CHART]

2001    (24.67)
2002    (42.58)
2003     47.15

(1)  These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Effective January 2, 2004, BlackRock Advisors, Inc. serves as Sub-Adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as Sub-Adviser to the Fund.

(3) Effective February 17, 2004, the Fund changed its name to ING Global Science and Technology Fund. Prior to February 17, 2004, the name of the Fund was ING Technology Fund.

            Best and worst quarterly performance during this period:

                           4th quarter 2001:   39.63%
                           3rd quarter 2001:  (34.92)%


The Fund's Class I shares' year-to-date total return as of June 30, 2004:

                                     (5.43)%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Pacific Stock Exchange Technology Index ("PSE Technology Index"), and the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                               5 YEARS               10 YEARS
                                                                               1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
     Class I Return Before Taxes                                            %   47.15        (21.93)                   N/A
     Class I Return After Taxes on Distributions                            %   47.15        (21.90)                   N/A
     Class I Return After Taxes on Distributions and Sale of Fund Shares    %   30.65        (17.45)                   N/A
     S&P 500 Index (reflects no deduction for fees or expenses)(2)          %   28.71         (3.83)(5)                N/A
     PSE Technology Index (reflects no deduction for fees or expenses)(3)   %   52.62        (12.38)(5)                N/A
     Goldman Sachs Technology Industry Composite Index
     (reflects no deduction for fees, expenses or taxes)(4)                 %   54.18        (22.87)(5)                N/A


(1)  Class I shares commenced operations on March 1, 2000.

(2) The S&P 500 Index is a widely recognized, unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.
(3) The PSE Technology Index is an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index more closely tracks the types of securities in which the Fund invests than the Goldman Sachs Technology Industry Composite Index and is included as an additional comparison for Fund performance.

(4) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.
(5) The S&P 500 Index, PSE Technology Index and Goldman Sachs Technology Industry Composite Index returns are for the period beginning March 1, 2000.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING Global Science and Technology Fund   5

WHAT YOU PAY TO INVEST

[GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for the Fund.

FEES YOU PAY DIRECTLY

                                                                                        CLASS I
------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING PRICE)                       none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES PRICE, WHICHEVER IS LESS)     none

OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)
(as a % of average net assets)

CLASS I


                                                      DISTRIBUTION                   TOTAL
                                                       AND SERVICE                   FUND         WAIVERS,
                                         MANAGEMENT     (12b-1)        OTHER       OPERATING   REIMBURSEMENTS     NET
FUND                                        FEE          FEES        EXPENSES(2)    EXPENSES   AND RECOUPMENT   EXPENSES
------------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology    %      1.05          --           0.88(4)      1.93(4)      (0.43)(3)      1.50(4)



(1) This table shows the estimated operating expenses for the Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on the Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual charges and fee waivers to which the ING Investment, LLC, the investment adviser, has agreed for the Fund.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of the Fund's expenses waived, reimbursed or recouped based on the last fiscal year by the ING Investments, LLC, is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limit will continue through at least May 31, 2005. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement.
(4) Excludes one-time merger fees of 0.07% incurred in connection with the merger of ING Global Technology into ING Global Science and Technology Fund.


6   What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST

[GRAPHIC]

EXAMPLES

The Examples that follow are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


CLASS I FUND                                             1 YEAR     3 YEARS     5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------
ING Global Science and Technology(1)              $        153         564       1,002       2,219


(1) The Examples reflect the contractual expense limit for the one-year period and the first year of the three-, five-, and ten-year periods.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     What You Pay to Invest   7

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES

PURCHASE OF SHARES

The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Groep N.V.; (iv) ING Groep N.V. and its affiliates for purposes of corporate cash management; and (v) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.


Make your investment using the methods outlined in the table on the right.

More information may be found on the Fund's website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. This Fund offers additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional.

The Fund and ING Funds Distributor, LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000,000.


CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund and the Distributor must obtain the following information for each person that opens an account:

- Name;
- Date of birth (for individuals);
- Physical residential address (although post office boxes are still permitted for mailing); and
- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.


FEDERAL LAW PROHIBITS THE FUND, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


                            INITIAL                         ADDITIONAL
   METHOD                  INVESTMENT                       INVESTMENT
BY CONTACTING    An investment professional with   Visit or consult an
YOUR             an authorized firm can help you   investment professional.
INVESTMENT       establish and maintain your
PROFESSIONAL     account.

BY MAIL          Visit or consult an investment    Fill out the Account
                 professional. Make your check     Additions form included on
                 payable to the ING Funds and      the bottom of your account
                 mail it, along with a completed   statement along with your
                 Account Application. Please       check payable to the ING
                 indicate your investment          Funds and mail them to the
                 professional on the New Account   address on the account
                 Application.                      statement. Remember to write
                                                   your account number on the
                                                   check.

BY WIRE          Call the ING Operations           Wire the funds in the same
                 Department at (800) 992-0180      manner described under
                 and select Option 4 to obtain     Initial Investment.
                 an account number and indicate
                 your investment professional on
                 the account.

                 Instruct your bank to wire
                 funds to the Fund in the care
                 of:

                 State Street Bank and Trust
                 Company ABA #101003621 Kansas
                 City, MO credit to: __________
                 (the Fund) A/C #751-8315; for
                 further credit to Shareholder
                 A/C #________________ (A/C #
                 you received over the
                 telephone) Shareholder Name:
                 _______________________________
                 (Your Name Here)

                 After wiring funds you must
                 complete the Account
                 Application and send it to:

                 ING Funds
                 P.O. Box 219368
                 Kansas City, MO
                 64121-9368

8   Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE

MARKET TIMERS


The Fund may restrict or refuse purchase orders whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of the Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of the Fund.


RETIREMENT PLANS

The Fund have available prototype qualified retirement plans for both corporations and for self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

- You may redeem shares by using the methods outlined in the table on the right.

- Under unusual circumstances, the Fund may suspend the right of redemption as allowed by Federal securities law.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis. Generally,


- Your account must have a current value of at least $1,000,000.


- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS


Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.


The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

        METHOD                                     PROCEDURES
BY CONTACTING YOUR                You may redeem shares by contacting your
INVESTMENT PROFESSIONAL           investment professional. Investment
                                  professionals may charge for their services in
                                  connection with your redemption request, but
                                  neither the Fund nor the Distributor imposes
                                  any such charge.

BY MAIL Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                                  ING Funds
                                  P.O. Box 219368
                                  Kansas City, MO 64121-9368

                                  If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions.
                                  A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

BY TELEPHONE --                   You may redeem shares by telephone on all
EXPEDITED REDEMPTION              accounts other than retirement accounts,
                                  unless you check the box on the Account
                                  Application which signifies that you do not
                                  wish to use telephone redemptions. To redeem
                                  by telephone, call a Shareholder Services
                                  Representative at (800) 992-0180.

                                  RECEIVING PROCEEDS BY CHECK:

                                  You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with the ING Funds for at least 30 days.

                                  RECEIVING PROCEEDS BY WIRE:

                                  You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account
                                  Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          Shareholder Guide   9

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES

NET ASSET VALUE


The net asset value ("NAV") per share for the Class I shares of the Fund is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of the Class I shares of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund's NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Fund's Board of Directors ("Board"). The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;


- Fixed-income securities that have gone into default and for which there is no current market value quotation; and


- Securities that are restricted as to transfer or resale.

The Fund or Adviser may rely on the recommendations of a fair value pricing service approved by the Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire; however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern time and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES


You may exchange Class I shares of the Fund for Class I shares of the same of any other ING Fund that offers Class I shares. You should review the Prospectus of the ING Fund you intend to exchange into before exchanging your shares.


10   Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE


The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Fund is intended for long-term investment and not as a short-term trading vehicle. The Fund may prohibit excessive exchanges (more than four per year). The Fund also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling
(800) 992-0180.


You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' prior written notice to redeem, at NAV (less any applicable sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than $1,000. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shreholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund's prospectus and annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your investment professional. We will begin sending you individual copies thirty days after receiving your request.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide   11

MANAGEMENT OF THE FUND                                   ADVISER AND SUB-ADVISER


ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company serves as the investment adviser to the Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.


As of June 30, 2004, ING Investments managed over $35.4 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.

The following table shows the aggregate annual management fee paid by the Fund for the most recent fiscal year as a percentage of the Fund's average daily net assets:

FUND                                              MANAGEMENT FEE
----------------------------------------------------------------
ING Global Science and Technology                     1.05%

SUB-ADVISER

ING Investments has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser has, at least in part, been selected on the basis of its successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.


ING Investments acts as a "manager-of-managers" for the Fund. ING Investments delegates to the sub-adviser of the Fund the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Fund. From time to time, ING Investments may also recommend the appointment of an additional or replacement sub-adviser to the Fund's Board. The Fund and ING Investments have received shareholder approval to permit ING Investments, with the approval of the Fund's Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. The Fund will notify shareholders of any change in the identity of the sub-adviser of the Fund. In this event, the names of the Fund and its investment strategies may also change.


BLACKROCK ADVISORS, INC.


BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser"), a Delaware corporation, serves as Sub-Adviser to the Fund. Founded in 1994, BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S. Subject to the supervision of the Board and ING Investments, BlackRock manages the Fund's assets in accordance with the Fund's investment objective, policies and limitations. BlackRock makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for the Fund.

As of June 30, 2004, BlackRock and its affiliates had more than $309 billion in assets under management. The principal address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.


The Fund is managed by Thomas P. Callan and Daniel M. Rea.

Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is a co-portfolio manager of the Fund. Mr. Callan is a member of BlackRock's global small cap equity team. He is lead manager for international and U.S. opportunities portfolios managed by BlackRock. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Daniel M. Rea, Director and Portfolio Manager, is a cowell portfolio manager of the Fund. Mr. Rea is a member of BlackRock's global small cap equity team, and is responsible for coverage of stocks in the healthcare sector. Mr. Rea joined BlackRock in 2000 from Driehaus Capital Management, where he was a healthcare analyst and, later, the portfolio manager of the Driehaus Emerging Growth Fund and Driehaus Recent Issues Fund. Prior to joining Driehaus in 1997, he was with GE Capital Corporation in the Financial Management Program.

PERFORMANCE OF A SIMILAR FUND MANAGED BY BLACKROCK

The tables below are designed to show you how a similar fund managed by BlackRock, ("BlackRock Fund"), performed over various periods in the past. BlackRock Fund has an investment objective, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of ING Global Science and Technology Fund.

The tables show the returns for the BlackRock Fund compared to the S&P 500 Index for the one-year, three-year, and since inception periods ended December 31, 2003 and on an annual basis as of December 31 of each of the last three years.

12   Management of the Fund

ADVISER AND SUB-ADVISER                                   MANAGEMENT OF THE FUND

Class I shares of BlackRock Fund would have substantially similar returns as Class I shares of ING Global Science and Technology Fund because the funds have similar investment objectives, policies, strategies and risks. The expenses reflected in the BlackRock Comparative Index are lower than the ING Global Science and Technology Fund's expenses. Returns would be lower if BlackRock Fund had been subject to these higher expenses. This information is designed to demonstrate the historical track record of BlackRock. IT DOES NOT INDICATE HOW ING GLOBAL SCIENCE AND TECHNOLOGY FUND HAS PERFORMED OR WILL PERFORM IN THE FUTURE. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2003)


                                  BLACKROCK
                                   FUND(1)           S&P 500 INDEX(2)
One Year                             58.90%              28.71%
Three Years                         (13.84)%             (4.04)%
Five Years                             N/A                 N/A
Ten Years                              N/A                 N/A
Since Inception (05/15/2000)        (12.85)%             (5.66)%


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                                  BLACKROCK
                                   FUND(1)           S&P 500 INDEX(2)
2003                                 58.90%              28.71%
2002                                (34.70)%            (22.10)%
2001                                (38.36)%            (11.89)%


(1) The investment returns for the BlackRock Fund are the returns of a class of shares the expenses of which, including sales charges, fees and expenses, are not those of the ING Global Science and Technology Fund.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    Management of the Fund   13

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends if any, annually. Distributions are normally expected to consist primarily of capital gains.

The Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of the Fund invested in another ING Fund that offers Class I shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.


The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest rates are not eligible for the reductions in rates described below. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.


- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.


- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

14   Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as your hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Sub-Adviser can decide whether to use them or not. The Fund invests in these securities or uses these techniques as part of the Fund's principal investment strategy. However, the Sub-Adviser of the Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The principal risks of investing in the Fund are highlighted below. Please see the SAI for more information.

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends.

The Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

The risks of investing in foreign securities may be greater for emerging markets investments.


EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.


INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which the Fund may invest include futures contracts and options.

FUTURES CONTRACTS AND OPTIONS: The Fund may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks   15

MORE INFORMATION ABOUT RISKS

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS: The Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, the Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis.

CONCENTRATION. The Fund concentrates its assets in securities related to the science and technology sectors. As a result, the Fund may be subject to greater market fluctuation than a fund that has securities representing a broader range of investment alternatives.

PORTFOLIO TURNOVER. The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

OTHER RISKS

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it may not achieve its investment objective.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. The Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase the Fund's yield; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by the Fund of a security which has been borrowed from a third party on the

16   More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS

expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when the Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.


OTHER INVESTMENT COMPANIES. The Fund, except as limited in the SAI and by the Investment Company Act of 1940, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Exchange traded funds or "ETFs" present risks similar to those of an investment in the underlying securities of the ETF. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. If the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.


INITIAL PUBLIC OFFERINGS (IPOs). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.

RULE 144A SECURITIES. Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. GOVERNMENT SECURITIES. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks   17

MORE INFORMATION ABOUT RISKS

Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.


INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


18   More Information About Risks

                                                            FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand the Fund's Class I Shares' financial performance for the past five years or, if shorter, the period of the Class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Fund's independent registered public accounting firm, along with the Fund's financial statements, is included in the Fund's annual report, which is incorporated by reference into the SAI and is available upon request.

               [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Financial Highlights   19

ING GLOBAL SCIENCE AND TECHNOLOGY FUND                      FINANCIAL HIGHLIGHTS


The information in the table below has been derived from the Fund's financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                              CLASS I
                                                               ---------------------------------------------------------------------
                                                                      YEAR        YEAR     SEVEN MONTHS     YEAR         MARCH 1,
                                                                      ENDED       ENDED        ENDED        ENDED       2000(2) TO
                                                                     MAY 31,     MAY 31,      MAY 31,     OCTOBER 31,   OCTOBER 31,
                                                                      2004        2003        2002(1)        2001          2000
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       3.09       3.84         3.90           8.58         10.00
 Income (loss) from investment operations:
 Net investment loss                                           $      (0.05)     (0.01)       (0.04)         (0.06)        (0.14)
 Net realized and unrealized gain (loss) on investments        $       0.61      (0.74)       (0.02)         (4.62)        (1.28)
 Total from investment operations                              $       0.56      (0.75)       (0.06)         (4.68)        (1.42)
 Net asset value, end of period                                $       3.65       3.09         3.84           3.90          8.58
 TOTAL RETURN(3)                                               %      18.12     (19.53)       (1.54)        (54.55)       (14.20)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      9,463      5,215          775            839         1,569
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                %       1.57       1.50         1.50           1.50          1.50
 Gross expenses prior to expense reimbursement(4)              %       2.00       2.78         2.35           2.36          2.48
 Net investment loss after expense reimbursement(4)(5)         %      (1.38)     (1.22)       (1.42)         (1.11)        (1.09)
 Portfolio turnover rate                                       %        121         28           59            175           124



(1)  The Fund changed its fiscal year end to May 31.

(2)  Commencement of operations of class.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)  Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.


20   ING Global Science and Technology Fund

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the Class I shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund

ING Equity Income Fund

ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS

ING Disciplined LargeCap Fund
ING Growth Fund

ING LargeCap Growth Fund
ING MidCap Opportunities Fund

ING SmallCap Opportunities Fund
ING Small Company Fund


DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS

ING LargeCap Value Fund

ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Value Opportunity Fund


FIXED INCOME FUNDS
ING Government Fund

ING GNMA Income Fund
ING Intermediate Bond Fund

GLOBAL EQUITY FUNDS

ING Global Equity Dividend Fund
ING Global Real Estate Fund


INTERNATIONAL EQUITY FUNDS
ING Foreign Fund
ING International Fund

ING International Value Fund


MONEY MARKET FUNDS
ING Aeltus Money Market Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS


Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent registered public accounting firm's reports (in annual reports only).


STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc                  811-6352


[ING FUNDS LOGO]

                                                      PRPRO-GSTI   (0904-093004)

ING DIRECT FUNDS

PROSPECTUS
CLASS O SHARES


September 30, 2004



DOMESTIC EQUITY AND INCOME FUND


ING Balanced Fund ("ING Direct Balanced Fund," "Balanced Fund," or the "Fund")


CAPITAL APPRECIATION FUNDS

ING International Growth Fund ("ING Direct International Growth Fund," "International Growth Fund," or the "Fund")


ING Global Science and Technology Fund ("ING Direct Global Science and Technology Fund," "Global Science and


  Technology Fund," or the "Fund")



INDEX PLUS FUNDS


ING Index Plus LargeCap Fund ("ING Direct Index Plus LargeCap Fund," "Index Plus LargeCap Fund," or the "Fund")


ING Index Plus MidCap Fund ("ING Direct Index Plus MidCap Fund," "Index Plus MidCap Fund," or the "Fund")


ING Index Plus SmallCap Fund ("ING Direct Index Plus SmallCap Fund," "Index Plus SmallCap Fund," or the "Fund")



This Prospectus contains important information about investing in Class O shares of certain ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.



Each of the funds listed above is a series of ING Series Fund, Inc. ("Company").


This Prospectus is for investors purchasing or considering a purchase of Class O shares of one or more of the Funds. Only certain investors are eligible to purchase Class O shares.

- SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM.

- THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.


- SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED, OR INSURED BY ING BANK, FSB ("ING DIRECT"), THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS


THE FUNDS' INVESTMENTS                                            3
      OBJECTIVES, INVESTMENT STRATEGIES, RISKS, AND
       PERFORMANCE                                                3
FUND EXPENSES                                                    18
OTHER CONSIDERATIONS                                             20
MANAGEMENT OF THE FUNDS                                          25
INVESTING IN THE FUNDS                                           28
      OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES      28
      HOW TO BUY SHARES                                          29
      HOW TO SELL SHARES                                         31
      TIMING OF REQUESTS                                         32
      OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND
       SERVICES                                                  32
      DIVIDENDS AND DISTRIBUTIONS                                34
      TAX INFORMATION                                            34
FINANCIAL HIGHLIGHTS                                             36
ADDITIONAL INFORMATION                                           42

                             THE FUNDS' INVESTMENTS

OBJECTIVES, INVESTMENT STRATEGIES, RISKS AND PERFORMANCE


The following pages contain a description of each Fund's investment objective, investment strategies employed on behalf of each Fund, and the risks associated with investing in each Fund.

--------------------------------------------------------------------------------

A performance bar chart is provided for each Fund. The bar chart shows changes in each Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The bar chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.
--------------------------------------------------------------------------------


A table for each Fund shows its average annual total return before and after income taxes. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is not necessarily an indication of how it will perform in the future.

--------------------------------------------------------------------------------


Additional information about the Funds' investment strategies and risks is included beginning on page 20.

--------------------------------------------------------------------------------


ING Investments, LLC serves as investment adviser to the Funds.

--------------------------------------------------------------------------------


ING Investment Management Co., formerly known as Aeltus Investment Management, Inc. ("ING IM" or "Sub-Adviser"), serves as investment Sub-Adviser to each Fund except Global Science and Technology Fund.

--------------------------------------------------------------------------------


Effective January 2, 2004, BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser") serves as investment Sub-Adviser to Global Science and Technology Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as investment Sub-Adviser to the Fund.

--------------------------------------------------------------------------------

BALANCED  FUND

OBJECTIVE
Seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

INVESTMENT STRATEGY
The Fund seeks total return consisting of capital appreciation and current income. Under normal market conditions, the Fund allocates its assets between the following asset classes:

- equities, such as common and preferred stocks;
- debt, such as bonds, mortgage-related and other asset-backed securities;
- U.S. Government securities; and
- money market instruments.

The Sub-Adviser typically maintains approximately 60% of the Fund's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on the Sub-Adviser's view of the relative attractiveness of each asset class. In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of the Fund, the Sub-Adviser typically emphasizes investment in stocks of larger U.S. companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.

In managing the debt component of the Fund, the Sub-Adviser looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Sub-Adviser looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing maturity. The Fund may invest up to 15% of its total assets in high-yield instruments. High-yield bonds are fixed income securities rated below BBB-by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by the Sub-Adviser to be of comparable quality. The Fund may also invest in foreign debt securities.

The Fund may invest in convertible securities and derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

ALLOCATION RISKS -- the success of the Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SMALL-SIZED COMPANIES -- stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

CHANGES IN INTEREST RATES -- fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income instruments. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

RISKS OF FOREIGN INVESTING -- some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce the risk may not perform as expected.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rate, are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the U.S. Government. The price of a U.S. Government security may decline due to changing interest rates.

RISKS OF DERIVATIVES -- the Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

HIGH YIELD SECURITIES -- high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk.

SECURITIES LENDING -- when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Securities lending may intensify the market risk, credit risk and other risks, and the Fund could incur losses in connection with the investment of such cash collateralizing loaned securities.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "Other Considerations -- Principal Risks" section.

BALANCED FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          25.00    14.49    20.09    16.26    12.05   (1.34)   (4.83)   (11.11)   18.01

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) The figures provide performance information for Class A shares of the Fund, since Class O shares do not have a full year of operations. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.


(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.


            Best and worst quarterly performance during this period:
                            4th quarter 1998: 12.73%
                           3rd quarter 2002: (9.46)%
              The Fund's Class A shares' year-to-date total return

                  as of June 30, 2004: 1.80%
                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Lehman Brothers Aggregate Bond Index ("LBAB Index") and the Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                                       10 YEARS
                                                                   1 YEAR        5 YEARS         (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                 %    11.23           0.79                  7.86
Class A Return After Taxes on Distributions(2)                 %    10.76          (0.52)                 5.60
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %     7.45           0.00                  5.60
S&P 500 Index (reflects no deductions for fees, expenses or
  taxes)(3)                                                    %    28.71          (0.57)                11.85(6)
LBAB Index (reflects no deductions for fees, expenses or
  taxes)(4)                                                    %     4.10           6.62                  7.45(6)
Composite Index (reflects no deductions for fees, expenses
  or taxes)(5)                                                 %    18.49           2.67                 10.43(6)


(1) This table shows performance for Class A shares of the Fund. Class A shares commenced operations on April 15, 1994.


(2) Reflects deduction of sales charge of 5.75%.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(5) The Composite Index consists of 60% S&P 500 Index and 40% LBAB Index.

(6) The Index returns for Class A shares are for the period beginning April 1, 1994.

CAPITAL APPRECIATION  FUNDS


INTERNATIONAL GROWTH FUND


OBJECTIVE
Seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income.

INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 65% of its total assets in securities of companies of any size principally traded in three or more countries outside of the U.S. These securities generally include common stocks.

In managing the Fund, the Sub-Adviser looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.
- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as relatively stable exchange rates.
- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.
- Use internally developed quantitative computer models to evaluate the financial characteristics of over 1,000 companies. The Sub-Adviser analyzes cash flows, earnings and growth prospects of each company, in an attempt to select companies with long-term sustainable growth characteristics.

The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising.


RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries and economic and political climates tend to be less stable. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

SMALL-/MID-SIZED COMPANIES -- the Fund's investments in small and mid-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.


A more detailed discussion of the Risks is available in the "Other Considerations" section.
7

INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 and 2003 and Class I shares for 1994 through 2001.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
(0.21)    6.72     22.92    15.63    18.05    51.71   (21.67)  (25.92)  (29.85)   30.96


(1) These figures are for the year ended December 31 of each year.


(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 and 2003 provide performance for Class O shares of the Fund. The figures shown for the years 1994 through 2001 provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.


            Best and worst quarterly performance during this period:

                            4th quarter 1999: 31.82%

3rd quarter 2002: (23.80)%
              The Fund's Class O shares' year-to-date total return

                           as of June 30, 2004: 3.69%


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (For the periods ended December 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East Index ("MSCI EAFE Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                 5 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)        10 YEARS
Class O Return Before Taxes(2)                                 %    30.96          (6.46)                 N/A
Class O Return After Taxes on Distributions(2)                 %    30.92          (6.51)                 N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %    20.65          (5.41)                 N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %    39.17           4.04(4)               N/A
Class I Return Before Taxes                                    %    30.92          (4.20)                3.73
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %    39.17           4.04(4)              4.78


(1) This table shows the performance of the Class O and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar charts above.



(2) Class O shares commenced operations on August 1, 2001.



(3) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.



(4) The MSCI EAFE Index return is for the period beginning August 1, 2001.

GLOBAL SCIENCE AND
TECHNOLOGY FUND


OBJECTIVE
Seeks long-term capital appreciation.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies that derive at least 50% of their assets, gross income, or net profits from the development or production of products/ services involved in the processing or storage of information. The Fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries.


The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include:

- Application Software     - Biotechnology
- IT Consulting & Services - Pharmaceuticals
- Internet Software and    - Healthcare Equipment &
   Services                   Supplies
- Networking Equipment     - Healthcare Distribution
                             &
- Telecom Equipment           Services
- Computer Hardware        - Healthcare Facilities
- Computer Storage &       - Industrial Gases
   Peripherals             - Specialty Chemicals
- Electronic Equipment and - Advanced Materials
   Instruments             - Integrated Telecom
                             Services
- Semiconductor Equipment  - Alternative Carriers
- Semiconductors           - Wireless
                             Telecommunication
- Aerospace & Defense         Services
- Electrical Components &
   Equipment

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.



The Fund may invest excess cash in short-term U.S. Government securities and other high quality debt securities for temporary and defensive purposes. It also may invest in derivative instruments.


The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.


SMALL-/MID-SIZED COMPANIES -- the stocks of small and mid-sized companies may be more susceptible to price swings than those of larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of large companies.



SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.


In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology sectors are subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to the changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries and economic and political climates tend to be less stable. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. The Fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single foreign country. These investments would make the Fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.



MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.



SECURITIES LENDING -- when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Securities lending may intensify the market risk, credit risk and other risks and the Fund could incur losses in connection with the investment of cash collaterilizing loaned securities.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "Other Considerations" section.
10

GLOBAL SCIENCE AND TECHNOLOGY FUND

--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 and 2003 and Class I shares for 2001.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                               (24.87)  (43.01)   47.13

(1) These figures are for the year ended December 31 of each year.


(2) Because Class O shares commenced operations on August 6, 2001, the figures shown for 2002 and 2003 provide performance for Class O shares of the Fund. The figure shown for the year 2001 provides performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Effective January 2, 2004, BlackRock Advisors, Inc. serves as Sub-Adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as Sub-Adviser to the Fund.


            Best and worst quarterly performance during this period:

                            4th quarter 2001: 39.54%


                           3rd quarter 2001: (34.97)%

              The Fund's Class O shares' year-to-date total return

                          as of June 30, 2004: (5.47)%



                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (For the periods ended December 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Pacific Stock Exchange Technology Index ("PSE Technology Index"), and the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(2)                                 %   47.13           (9.88)               N/A
Class O Return After Taxes on Distributions(2)                 %   47.13           (9.89)               N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %   30.63           (8.31)               N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %   28.71           (1.83)(4)            N/A
PSE Technology Index (reflects no deduction for fees,
  expenses or taxes)(5)                                        %   52.62            0.83(4)             N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction for fees, expenses or taxes)(6)                   %   54.18           (6.37)(4)            N/A
Class I Return Before Taxes(6)                                 %   46.77          (22.13)               N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %   28.71           (3.83)(8)            N/A
PSE Technology Index (reflects no deduction for fees,
  expenses or taxes)(5)                                        %   52.62          (12.38)(8)            N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction for fees, expenses or taxes)(6)                   %   54.18          (22.87)(8)            N/A



(1) This table shows the performance of the Class O and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar charts above.


(2) Class O shares commenced operations on August 6, 2001.


(3) The S&P 500 Index is a widely recognized, unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.


(4) The Index return for Class O shares is for the period beginning August 1, 2001.


(5) The PSE Technology Index is an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index more closely tracks the types of securities in which the Fund invests than the Goldman Sachs Technology Industry Composite Index and is included as an additional comparison for Fund performance.


(6) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.


(7) Class I shares commenced operations on March 1, 2000.


(8) The Index return for Class I shares is for the period beginning March 1, 2000.

INDEX PLUS  FUNDS


INDEX PLUS LARGECAP FUND


OBJECTIVE

Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), while maintaining a market level of risk.


INVESTMENT STRATEGY
The Fund invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Sub-Adviser generally includes in the Fund between 400 and 500 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500 Index. The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.


RISK OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.


A more detailed discussion of the Risks is available in the "Other Considerations" section.
12

INDEX PLUS LARGECAP FUND

--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 and 2003 and Class I shares for 1997 through 2001.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            33.61    32.15    24.20   (9.69)   (14.20)  (22.02)   25.21

(1) These figures are for the year ended December 31 of each year.


(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 and 2003 provide performance for Class O shares of the Fund. The figures shown for the years 1997 through 2001 provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.


            Best and worst quarterly performance during this period:

                            4th quarter 1998: 22.42%


                           3rd quarter 2002: (17.40)%

              The Fund's Class O shares' year-to-date total return

                           as of June 30, 2004: 2.76%



                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (For the periods ended December 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(2)                                 %    25.21         (3.15)                 N/A
Class O Return After Taxes on Distributions(2)                 %    25.07         (3.48)                 N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %    16.55         (2.85)                 N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %    28.71         (1.83)(4)              N/A
Class I Return Before Taxes(5)                                 %    25.31         (1.23)                7.26
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %    28.71         (0.57)                7.20(6)



(1) This table shows the performance of the Class O and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.



(2) Class O shares commenced operations on August 1, 2001.



(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.



(4) The Index return for Class O shares is for the period beginning August 1, 2001.



(5) Class I shares commenced operations on December 10, 1996.



(6) The Index return for Class I shares is for the period beginning December 1, 1996.

INDEX PLUS MIDCAP FUND


OBJECTIVE

Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market level of risk.


INVESTMENT STRATEGY

The Fund invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. As of June 30, 2004, the smallest company in the S&P MidCap 400 Index had a market capitalization of $342.5 million and the largest company had a market capitalization of $8.3 billion.


In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index. The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.


MID-SIZED COMPANIES -- the stocks of medium-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.


MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.


RISK OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.


A more detailed discussion of the Risks is available in the "Other Considerations" section.
14

INDEX PLUS MIDCAP FUND

--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 and 2003 and Class I for 1999 through 2001.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                              15.31    19.69   (1.83)   (12.66)   31.70

(1) These figures are for the year ended December 31 of each year.


(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 and 2003 provide performance for Class O shares of the Fund. The figures shown for the years 1999 through 2001 provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.


            Best and worst quarterly performance during this period:

                            4th quarter 1999: 18.72%


                           3rd quarter 2002: (15.46)%

              The Fund's Class O shares' year-to-date total return

                           as of June 30, 2004: 6.65%



                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (For the periods ended December 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P MidCap 400 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(2)                                 %    31.70           5.63                  N/A
Class O Return After Taxes on Distributions(2)                 %    31.67           5.47                  N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %    20.64           4.73                  N/A
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    35.62           6.28(4)               N/A
Class I Return Before Taxes(5)                                 %    31.42           9.25                11.68
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    35.62           9.21                11.32(6)



(1) This table shows the performance of the Class O and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.



(2) Class O shares commenced operations on August 1, 2001.



(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.



(4) The Index return for Class O shares is for the period beginning August 1, 2001.



(5) Class I shares commenced operations on February 3, 1998.



(6) The Index return for Class I shares is for the period beginning February 1, 1998.

INDEX PLUS SMALLCAP FUND


OBJECTIVE

Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a market level of risk.


INVESTMENT STRATEGY

The Fund invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. As of June 30, 2004, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $51 million and the largest company had a market capitalization of $3 billion.


In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index. The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.
- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.


MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

RISK OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


A more detailed discussion of the Risks is available in the "Other Considerations" section.
16

INDEX PLUS SMALLCAP FUND

--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 and 2003 and Class I shares for 1999 through 2002.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                              10.02    7.57     2.97    (12.72)   35.71

(1) These figures are for the year ended December 31 of each year.


(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 and 2003 provide performance for Class O shares of the Fund. The figures shown for the years 1999 through 2001 provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.


            Best and worst quarterly performance during this period:

                            2nd quarter 2003: 18.17%

                           3rd quarter 2002: (17.09)%
              The Fund's Class O shares' year-to-date total return

                           as of June 30, 2004: 9.59%



                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (For the periods ended December 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P SmallCap 600 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(2)                                 %    35.71           7.92                  N/A
Class O Return After Taxes on Distributions(2)                 %    35.71           7.80                  N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %    23.21           6.73                  N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    38.79           8.15(4)               N/A
Class I Return Before Taxes(5)                                 %    35.40           7.63                 6.37
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    38.79           9.67                 8.23(6)



(1) This table shows the performance of the Class O and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.


(2) Class O shares commenced operations on August 1, 2001.



(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $600 million.



(4) The Index return for Class O shares is for the period beginning August 1, 2001.



(5) Class I shares commenced operations on February 3, 1998.



(6) The Index return for Class I shares is for the period beginning February 1, 1998.

FUND EXPENSES

The following tables describe Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each Fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CLASS O SHARES
                       ANNUAL FUND OPERATING EXPENSES(1)
                 (as a percentage of average daily net assets)


                                                                                          Waiver
                                         Service                                       Reimbursement
                             Management  (12b-1)                      Total Operating       and         Net
                                Fees       Fees    Other Expenses(2)     Expenses      Recoupment(3)  Expenses
Balanced Fund                   0.80%     0.25%          0.27%             1.32%             N/A       1.32%
International Growth Fund       0.85%     0.25%          0.94%             2.04%           (0.44)%     1.60%
Global Science and
  Technology Fund               1.05%     0.25%       0.88%(4)          2.18%(4)           (0.43)%    1.75%(4)
Index Plus LargeCap Fund        0.45%     0.25%          0.23%             0.93%              --       0.93%
Index Plus MidCap Fund          0.45%     0.25%          0.41%             1.11%           (0.11)%     1.00%
Index Plus SmallCap Fund        0.45%     0.25%          0.69%             1.39%           (0.39)%     1.00%


(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Fund's actual operating expenses, annualized, for the Funds' most recently completed fiscal year and fee waivers to which the investment adviser has agreed to for each Fund. Actual expenses may be greater or less than estimated.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.


(3) ING Investments, LLC, the investment adviser to each Fund, entered into a written expense limitation agreement with each Fund under which it will limit expenses of the Funds, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped based on the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." For each Fund, the expense limits will continue through at least May 31, 2005 except for the International Growth Fund which will continue at least through October 31, 2005. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement.



(4) Excludes one-time merger fees of 0.05% incurred in connection with the merger of ING Global Technology Fund into ING Global Science and Technology Fund.

CLASS O SHARES EXAMPLES


The Examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5% and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.



                                                  1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
Balanced Fund                        $              134                     418                      723                   1,590
International Growth Fund(1)         $              163                     597                    1,058                   2,334
Global Science and Technology
  Fund(1)                            $              178                     641                    1,130                   2,480
Index Plus LargeCap Fund             $               95                     296                      515                   1,143
Index Plus MidCap Fund(1)            $              102                     342                      601                   1,342
Index Plus SmallCap Fund(1)          $              102                     402                      723                   1,635



(1) The Examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.

OTHER CONSIDERATIONS


All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information ("SAI").


Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Adviser or Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.


INVESTMENTS IN FOREIGN SECURITIES (BALANCED FUND, GLOBAL SCIENCE AND TECHNOLOGY FUND, AND INTERNATIONAL GROWTH FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standard or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices are more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of portfolios or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund. The risks of investing in foreign securities may be greater for emerging markets investments.


HIGH YIELD SECURITIES (BALANCED FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.



U.S. GOVERNMENT SECURITIES (BALANCED FUND). Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.



MORTGAGE-RELATED SECURITIES (BALANCED FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not in-crease as much as other fixed-income securities. The rate of prepayments on underlying mortgage securities will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.



EMERGING MARKETS INVESTMENTS (GLOBAL SCIENCE AND TECHNOLOGY FUND AND INTERNATIONAL GROWTH FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.



INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. (ALL FUNDS EXCEPT INDEX PLUS LARGECAP FUND). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.



DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.


The derivative instruments in which a Fund may invest include futures contracts and options.


FUTURES CONTRACTS AND OPTIONS (ALL FUNDS): Each Fund may use futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).


- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.
- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (ALL FUNDS). Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Each Fund is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with a Fund's investment objective and policies.

The most significant factor in the performance of a swap is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.


If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.



RISKS OF CONCENTRATION (GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund concentrates its assets in securities related to the science and technology sectors. As a result, the Fund may be subject to greater market fluctuation than a fund that has securities representing a broader range of investment alternatives.



PORTFOLIO TURNOVER (ALL FUNDS EXCEPT INTERNATIONAL GROWTH FUND, INDEX PLUS LARGECAP FUND AND INDEX PLUS MIDCAP FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs.



LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



CONVERTIBLE SECURITIES (BALANCED FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.


OTHER RISKS


MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.



One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.



TEMPORARY DEFENSIVE STRATEGIES (ALL FUNDS). When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.



REPURCHASE AGREEMENTS (ALL FUNDS). A Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING (ALL FUNDS). Borrowing may exaggerate the effect of any increase or decrease in the value of securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.



REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS (ALL FUNDS). A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.



SHORT SALES (ALL FUNDS). A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.


All Funds, except ING Global Science and Technology Fund, will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and in this Prospectus.


PAIRING OFF TRANSACTIONS (ALL FUNDS). A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.



PERCENTAGE AND RATING LIMITATIONS (ALL FUNDS). Unless otherwise stated, the percentage limitations in this Prospectus applies at the time of investment.



INTERESTS IN LOANS (ALL FUNDS). Participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid and may be difficult to value.



RESTRICTED AND ILLIQUID SECURITIES (ALL FUNDS). If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid that registered securities traded on established secondary markets.



OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940 and the Fund's investment policies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Exchange traded funds or "ETFs" present risks similar to those of an investment in the underlying securities of the ETF. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.



INITIAL PUBLIC OFFERINGS ("IPOS") (GLOBAL SCIENCE AND TECHNOLOGY FUND). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.

RULE 144A SECURITIES (GLOBAL SCIENCE AND TECHNOLOGY FUND). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets.



INABILITY TO SELL SECURITIES (ALL FUNDS). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield instruments, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security a the time and price that would be most beneficial to the Fund.

MANAGEMENT OF THE FUNDS


ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.


As of June 30, 2004, ING Investments managed over $35.4 billion in assets.



The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fees paid by each Fund for its most recent fiscal year as a percentage of that Fund's average daily net assets:


                                         MANAGEMENT
FUND                                        FEES
Balanced                                   0.80%
International Growth                       0.85%
Global Science and Technology              1.05%
Index Plus LargeCap                        0.45%
Index Plus MidCap                          0.45%
Index Plus SmallCap Fund                   0.45%


SUB-ADVISERS


For each of the Funds, ING Investments has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-advisers have, at least in part, been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or the Funds' Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume the day-to-day portfolio management of the Fund.



ING Investments acts as a "manager-of-managers" for the Global Science and Technology Fund. ING Investments delegates to the sub-adviser of the Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Fund's Board of Directors ("Board"). The Fund and ING Investments have received shareholder approval to permit ING Investments, with the approval of the Fund's Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. The Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of the Fund and its investment strategies may also change.


ING INVESTMENT MANAGEMENT CO.


ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, formerly known as Aeltus Investment Management, Inc., serves as the Sub-Adviser to each Fund (other than Global Science and Technology Fund). ING IM is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING Investments and the Board.



Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly owned subsidiary of ING Groep N.V., and is an affiliate of ING Investments.



As of June 30, 2004, ING IM managed over $61 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.



BALANCED FUND



The Fund is managed by Hugh T.M. Whelan and James Kauffmann.

Mr. Whelan, Portfolio Manager, ING IM, co-manages Balanced Fund, leading a team of investment professionals responsible for the equity segment of the Fund. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING IM since 1989 and previously, served as a quantitative portfolio manager in ING IM's fixed-income group, specializing in corporate securities.



James B. Kauffmann co-manages Balanced Fund. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 18 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed-income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.



INTERNATIONAL GROWTH FUND



International Growth Fund is managed by a team of ING IM equity investment specialists.



INDEX PLUS LARGECAP, INDEX PLUS MIDCAP, INDEX PLUS SMALLCAP FUNDS


The Funds are managed by Hugh T.M. Whelan and Douglas Cote.


Mr. Whelan, Portfolio Manager, ING IM, has served as co-manager of Index Plus LargeCap Fund since March 2001 and as co-manager of Index Plus MidCap Fund and Index Plus SmallCap Fund since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING IM since 1989 and previously served as a quantitative portfolio manager in ING IM fixed income group, specializing in corporate securities.



Mr. Cote, Portfolio Manager, ING IM, has served as co-manager of Index Plus LargeCap Fund, Index Plus MidCap Fund and Index Plus SmallCap Fund since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING IM equity department.



GLOBAL SCIENCE AND TECHNOLOGY FUND

BLACKROCK ADVISORS, INC.


BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser"), a Delaware corporation, serves as Sub-Adviser to the Fund. Founded in 1994, BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S. Subject to the supervision of the Board and ING, BlackRock manages the Fund's assets in accordance with the Fund's investment objective, policies and limitations. BlackRock makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for the Fund. The principal address of BlackRock is 100 Bellvue Parkway, Wilmington, Delaware 19809. As of June 30, 2004, BlackRock had over $309 billion in assets under management.


The Fund is managed by Thomas P. Callan and Daniel M. Rea.

Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is a co-portfolio manager of the Fund. Mr. Callan is a member of BlackRock's global small cap equity team. He is lead manager for international and U.S. opportunities portfolios managed by BlackRock. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Daniel M. Rea, Director and Portfolio Manager, is a co-portfolio manager of the Fund. Mr. Rea is a member of BlackRock's global small cap equity team, and is responsible for coverage of stocks in the healthcare sector. Mr. Rea joined BlackRock in 2000 from Driehaus Capital Management, where he was a healthcare analyst and, later, the portfolio manager of the Driehaus Emerging Growth Fund and Driehaus Recent Issues Fund. Prior to joining Driehaus in 1997, he was with GE Capital Corporation in the Financial Management Program.

PERFORMANCE OF A SIMILAR FUND MANAGED BY BLACKROCK


The tables below are designed to show you how a similar fund managed by BlackRock ("BlackRock Fund"), performed over various periods in the past. BlackRock Fund has an investment objective, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of Global Science and Technology Fund.



The tables show the returns for the BlackRock Fund compared to the S&P 500 Index for the one-year, three-year, and since inception periods ended December 31, 2003 and on an annual basis as of December 31 of each of the last three years. This information is designed to demonstrate the historical track record of BlackRock. IT DOES NOT INDICATE HOW GLOBAL SCIENCE

AND TECHNOLOGY FUND HAS PERFORMED OR WILL PERFORM IN THE FUTURE. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2003)


                                   BLACKROCK         S&P 500
                                    FUND(1)         INDEX(2)
                                   ---------        --------
 One Year                             58.36%          28.71%
 Three Years                         (14.26)%         (4.04)%
 Five Years                             N/A             N/A
 Ten Years                              N/A             N/A
 Since Inception (5/15/2000)         (13.25)%         (5.66)%


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                                   BLACKROCK         S&P 500
                                    FUND(1)         INDEX(2)
                                   ---------        --------
 2003                                 58.36%          28.71%
 2002                                (35.11)%        (22.10)%
 2001                                (38.65)%        (11.89)%


(1) The investment returns for the BlackRock Fund are the returns of a class of shares the expenses of which, including sales charges, fees and expenses, are not those of the ING Global Science and Technology Fund.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES

HOW TO OPEN AN ACCOUNT If you wish to open an account, you must submit a completed application to the Fund. You may submit a completed and signed application along with your check to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

Your check must be drawn on a bank located within the United States and payable in U.S. dollars. If you can't invest at least $1,000 per Fund to start, you may open your account with a suitable Automatic Investment Plan ("AIP"). An AIP will allow you to invest regular amounts at regular intervals.

CLASS O ELIGIBILITY

Class O shares are offered to:

- Customers purchasing shares through ING DIRECT Securities, Inc.

- Members of such other groups as may be approved by the Board from time to time.

HOW TO BUY SHARES


                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
   BY MAIL                           Complete and sign your account             Fill out the investment stub from your
                                     application, make your check payable to    confirmation statement or send a letter indicating
                                     ING DIRECT Fund and mail to:               your name, account number(s), the Fund(s) in which
                                                                                you wish to invest and the amount you want to
                                     ING DIRECT Securities, Inc.                invest in each Fund.
                                     P.O. Box 15647
                                     Wilmington, DE 19885-5647                  Make your check payable to ING DIRECT Fund and
                                                                                mail to:
                                     Your check must be drawn on a bank
                                     located within the United States and       ING DIRECT Securities, Inc.
                                     payable in U.S. dollars. Cash, credit      P.O. Box 15647
                                     cards and third party checks cannot be     Wilmington, DE 19885-5647
                                     used to open an account.
                                                                                Your check must be drawn on a bank located within
                                                                                the United States payable in U.S. dollars. The
                                                                                Funds will accept checks which are made payable to
                                                                                you and endorsed to ING DIRECT Fund.
   -------------------------------------------------------------------------------------------------------------------------------
   BY OVERNIGHT COURIER              Follow the instructions above for "By      Follow the instructions above for "By Mail" but
                                     Mail" but send your completed              send your check and investment stub or letter to:
                                     application and check to:
                                                                                ING DIRECT Securities, Inc.
                                     ING DIRECT Securities, Inc.                1 South Orange Street
                                     1 South Orange Street                      Wilmington, DE 19801
                                     Wilmington, DE 19801
   -------------------------------------------------------------------------------------------------------------------------------
   BY WIRE                           Not available for initial purchases        Call 1-866-BUY-FUND (866-289-3863) prior to
                                                                                sending the wire in order to obtain a confirmation
                                                                                number.
                                                                                Instruct your bank to wire funds to:
                                                                                State Street Bank & Trust
                                                                                ABA #101003621
                                                                                (continued on next page)

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
                                                                                Credit to:
                                                                                State Street Bank & Trust
                                                                                Account #7518315
                                                                                Further Credit to:
                                                                                Name of Fund Shareholder
                                                                                Account Number
                                                                                Shareholder Registration
                                                                                Federal funds wire purchase orders will be
                                                                                accepted only when the Funds' transfer agent and
                                                                                custodian bank are open for business.
                                                                                Neither the Funds nor their agents are responsible
                                                                                for the consequences of delays resulting from the
                                                                                banking or Federal Reserve wire system or from
                                                                                incomplete instructions.
----------------------------------------------------------------------------------------------------------------------------------
   BY ELECTRONIC FUNDS TRANSFER      Follow the instructions above for "By      You may also purchase additional shares by
                                     Mail" but rather than send a check, be     Electronic Funds Transfer by calling
                                     sure to complete section 4 of the          1-866-BUY-FUND (866-289-3863).
                                     application.
   -------------------------------------------------------------------------------------------------------------------------------
   BY EXCHANGE                       Submit a written request to the address    Submit a written request to the address listed
                                     listed above under "By Mail." Include:     above under "By Mail." Include:
                                     - Your name and account number.            - Your name and account number
                                     - The name of the Fund into and out of     - The name of the Fund into and out of which you
                                       which you wish to exchange.                wish to exchange.
                                     - The amount to be exchanged and the       - The amount to be exchanged and the signatures of
                                       signatures of all shareholders.            all shareholders.
                                     You may also exchange your shares by       You may also exchange your shares by calling
                                     calling 1-866-BUY-FUND (866-289-3863).     1-866-BUY-FUND (866-289-3863).
                                     Please be prepared to provide:             Please be prepared to provide:
                                     - The Funds' names.                        - The Funds' names.
                                     - Your account number(s).                  - Your account number(s).
                                     - Your Social Security number or           - Your Social Security number or taxpayer
                                       taxpayer identification number.          identification number.
                                     - Your address.                            - Your address.
                                     - The amount to be exchanged.              - The amount to be exchanged.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing or, in amounts up to $100,000, by telephone. A medallion signature guarantee is required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.


The Funds normally intend to pay in cash for all shares redeemed, but under abnormal conditions that make payments in cash unwise, the Funds may make payments wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Funds could elect to make payments in securities for redemptions in excess of $250,000 or 1% of their net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


   REDEMPTIONS BY MAIL                   You may redeem shares you own in any Fund by sending written instructions to:
                                         ING DIRECT Securities, Inc.
                                         P.O. Box 15647
                                         Wilmington, DE 19885-5647
                                         Your instructions should identify:
                                         - The Fund.
                                         - The number of shares or dollar amount to be redeemed.
                                         - Your name and account number.
                                         Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY WIRE                   Redemption proceeds will be transferred by wire to your previously designated bank account or to another destination if the federal funds wire instructions provided with your redemption request are accompanied by a medallion signature guarantee.
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY                        Call 1-866-BUY-FUND (866-289-3863). Please be prepared to provide your account number,
   TELEPHONE                             account name and the amount of the redemption, which must be no more than $100,000.

TIMING OF REQUESTS


Orders that are received by the Funds' transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) will be processed at the net asset value per share calculated that business day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value calculated on the following business day.


Investors purchasing through ING Direct Securities, Inc. should refer to its materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES


More information may be found on the Funds' website by going to www.ingdirect.com. Certain Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional.



BUSINESS HOURS Fund representatives are available from 9:00 a.m. to 4:00 p.m. Eastern time Monday through Friday.



NET ASSET VALUE The net asset value ("NAV") per share for each class of each Fund is determined each business day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.


When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Funds' Board. The types of securities for which such fair value pricing might be required include, but are not limited to:


- Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is not current market value quotation; and

- Securities that are restricted as to transfer or resale.


A Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determines their NAV per share.


EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another Fund offering the same share class. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.


There are no limits on the number of exchanges you can make. However, the Adviser or Distributor may suspend or terminate your exchange privilege if you make more than four exchanges out of a single Fund in any calendar year, and the Adviser or Distributor may refuse to accept any exchange request, especially if as a result of the exchange, in ING Investments' judgment, it would be too difficult to invest effectively in accordance with the Funds' investment objectives.

CUSTOMER IDENTIFICATION


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.


What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.


FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.



MARKET TIMERS



A Fund may restrict or refuse purchase orders, whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.


CROSS INVESTING

- DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.
- SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another.

TELEPHONE EXCHANGE AND/OR REDEMPTION PRIVILEGES You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a maximum of $100,000. Telephone redemption requests will not be accepted if you:

- Have submitted a change of address within the preceding 15 calendar days.
- Are selling shares in a retirement plan account held in a trust.

You may make account inquiry requests on-line at: www.ingdirect.com.

The Funds reserve the right to amend telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

- AUTOMATIC INVESTMENT You can make automatic monthly investments in any Fund.

- AUTOMATIC CASH WITHDRAWAL PLAN The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in a Fund.


- TDD SERVICE Telecommunication Device for the Deaf ("TDD") services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.



- TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by individual retirement accounts ("IRAs", including Roth IRAs). Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

PAYMENTS TO SECURITIES DEALERS AND SELECTION OF EXECUTING BROKERS From time to time, ING Funds Distributor, LLC, the Company's principal underwriter, or its affiliates may make payments to other dealers and/or their registered representatives, who may or may not be affiliates of ING, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

DIVIDENDS AND DISTRIBUTIONS


DIVIDENDS Dividends are declared and paid annually.



Capital gains distributions, if any, are paid on an annual basis annually. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.



Distributions are normally expected to consist primarily of capital gains.


Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

- FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

- CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

- ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

HOUSEHOLDING


To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your investment professional. We will begin sending you individual copies thirty days after receiving your request.



TAX INFORMATION



The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences of an investment in a Fund.



Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.



Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.


- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.


As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

BALANCED FUND                                               FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights are intended to help you understand each Fund's Class O shares' performance (Class A shares' performance for Balanced Fund) since its commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent accountants, along with the Funds' financial statements, is included in the Funds' annual report dated May 31, 2004 which is incorporated by reference into the SAI and is available upon request.



Financial highlights for Balanced Fund's Class O shares are not provided as Class O shares did not commence operations as of the date of this Prospectus.



The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG, LLP, an independent registered public accounting firm.



                                                                                      CLASS A
                                                               ------------------------------------------------------
                                                                                    SEVEN
                                                                  YEAR ENDED       MONTHS
                                                                    MAY 31,         ENDED     YEAR ENDED OCTOBER 31,
                                                               -----------------   MAY 31,   ------------------------
                                                                2004      2003     2002(1)    2001     2000     1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $    10.84     11.07     11.02     14.08    13.72    12.83
Income (loss) from investment operations:
Net investment income                                      $     0.13      0.11      0.08      0.21     0.35     0.29*
Net realized and unrealized gain (loss) on investments     $     0.88     (0.24)     0.12     (1.83)    0.82     1.52
Total from investment operations                           $     1.01     (0.13)     0.20     (1.62)    1.17     1.81
Less distributions from:
Net investment income                                      $     0.19      0.10      0.15      0.23     0.27     0.31
Net realized gains on investments                          $       --        --        --      1.21     0.54     0.61
Total distributions                                        $     0.19      0.10      0.15      1.44     0.81     0.92
Net asset value, end of period                             $    11.66     10.84     11.07     11.02    14.08    13.72
TOTAL RETURN(2)                                            %     9.38     (1.15)     1.82    (12.36)    8.81    14.48
RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $   70,237    59,826    45,221    33,860   35,564   27,339
Ratios to average net assets:
Expenses(3)                                                %     1.32      1.42      1.39      1.35     1.31     1.36
Net investment income(3)                                   %     1.11      1.11      1.31      1.81     1.99     2.13
Portfolio turnover rate                                    %      302       379       118       180      242      127



(1) The Fund changed its fiscal year end to May 31.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.



(3) Annualized for periods less than one year.



 * Per share data calculated using weighted average number of shares outstanding throughout the period.

FINANCIAL HIGHLIGHTS                       INTERNATIONAL GROWTH FUND (UNAUDITED)

--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the period ending October 31, 2001 and the year ending October 31, 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ending October 31, 2002, the financial statements have been audited by other independent registered public accounting firms.



                                                                                     CLASS O
                                                                   -------------------------------------------
                                                                   SIX MONTHS      YEAR ENDED       AUGUST 1,
                                                                     ENDED        OCTOBER 31,      2001(2) TO
                                                                   APRIL 30,    ----------------   OCTOBER 31,
                                                                      2004       2003    2002(1)      2001
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $       6.57       5.45     7.28        8.41
Income (loss) from investment operations:
Net investment income (loss)                                   $       0.03       0.02     0.01*      (0.01)
Net realized and unrealized gain (loss) on investments         $       0.62       1.11    (1.84)*     (1.12)
Total from investment operations                               $       0.65       1.13    (1.83)      (1.13)
Less distributions from:
Net investment income                                          $       0.09       0.01       --          --
Total distributions                                            $       0.09       0.01       --          --
Net asset value, end of period                                 $       7.13       6.57     5.45        7.28
TOTAL RETURN(3)                                                %      10.02      20.87   (25.14)     (13.44)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $     11,082      4,546      854          18
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)                 %       1.60       1.60     1.61        1.60
Gross expenses prior to expense reimbursement(4)               %       1.97       2.04     1.98        1.60
Net investment income (loss) after expense
  reimbursement(4)(5)                                          %       0.64       0.43     0.17       (0.39)
Portfolio turnover rate                                        %         73        102      299         222



(1) Effective March 1, 2002, ING Investments, LLC became the Investment Adviser of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.



(2) Commencement of operations.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less then one year is not annualized.



(4) Annualized for periods less than one year.



(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.



* Per share data calculated using average number of shares outstanding throughout the period.

GLOBAL SCIENCE AND TECHNOLOGY FUND                          FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                   CLASS O
                                                                   ---------------------------------------
                                                                                      SEVEN
                                                                     YEAR ENDED      MONTHS     AUGUST 6,
                                                                       MAY 31,        ENDED    2001(2) TO
                                                                   ---------------   MAY 31,   OCTOBER 31,
                                                                    2004     2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $     3.08     3.83     3.90        4.93
Income (loss) from investment operations:
Net investment loss                                            $    (0.04)   (0.03)   (0.02)      (0.02)
Net realized and unrealized gain (loss) on investments         $     0.58    (0.72)   (0.05)      (1.01)
Total from investment operations                               $     0.54    (0.75)   (0.07)      (1.03)
Net asset value, end of period                                 $     3.62     3.08     3.83        3.90
TOTAL RETURN(3)                                                %    17.53   (19.58)   (1.80)     (20.89)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $   11,509    1,935      610          30
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)                 %     1.80     1.75     1.75        1.75
Gross expenses prior to expense reimbursement(4)               %     2.23     3.04     2.60        2.61
Net investment loss after expense reimbursement(4)(5)          %    (1.61)   (1.48)   (1.73)      (1.36)
Portfolio turnover rate                                        %      121       28       59         175



(1) The Fund changed its fiscal year end to May 31.



(2) Commencement of operations.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.



(4) Annualized for periods less than one year.



(5) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

FINANCIAL HIGHLIGHTS                                    INDEX PLUS LARGECAP FUND

--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                  CLASS O
                                                                   --------------------------------------
                                                                                     SEVEN
                                                                     YEAR ENDED     MONTHS     AUGUST 1,
                                                                      MAY 31,        ENDED    2001(2) TO
                                                                   --------------   MAY 31,   OCTOBER 31,
                                                                    2004    2003    2002(1)      2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value beginning of period                            $    12.33   13.76    13.83       15.66
Income (loss) from investment operations:
Net investment income                                          $     0.09    0.09     0.07        0.07
Net realized and unrealized gain (loss) on investments         $     1.94   (1.40)   (0.02)      (1.90)
Total from investment operations                               $     2.03   (1.31)    0.05       (1.83)
Less distributions from:
Net investment income                                          $     0.10    0.12     0.12          --
Total distributions                                            $     0.10    0.12     0.12          --
Net asset value, end of period                                 $    14.26   12.33    13.76       13.83
TOTAL RETURN(3)                                                %    16.50   (9.46)    0.34      (11.69)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $   20,068   4,854    1,119          18
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)      %     0.94    0.95     0.94        0.91
Gross expenses prior to expense reimbursement/recoupment(4)    %     0.93    0.97     0.94        0.91
Net investment income after expense
  reimbursement/recoupment(4)(5)                               %     0.75    0.91     0.50        0.58
Portfolio turnover rate                                        %       79     112       87         117



(1) The Fund changed its fiscal year end to May 31.



(2) Commencement of operations.



(3) Total return is calculated assuming reinvestment of all dividends, and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.



(4) Annualize for periods less than one year.



(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

INDEX PLUS MIDCAP FUND                                      FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                  CLASS O
                                                                   --------------------------------------
                                                                                     SEVEN
                                                                     YEAR ENDED     MONTHS     AUGUST 1,
                                                                      MAY 31,        ENDED    2001(2) TO
                                                                   --------------   MAY 31,   OCTOBER 31,
                                                                    2004    2003    2002(1)      2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $    11.69   12.97    11.04       12.42
Income (loss) from investment operations:
Net investment income                                          $     0.02    0.02     0.03        0.03
Net realized and unrealized gain (loss) on investments         $     2.83   (1.20)    1.95       (1.41)
Total from investment operations                               $     2.85   (1.18)    1.98       (1.38)
Less distributions from:
Net investment income                                          $     0.02      --     0.05          --
Net realized gain from investments                             $       --    0.10       --          --
Total distributions                                            $     0.02    0.10     0.05          --
Net asset value, end of period                                 $    14.52   11.69    12.97       11.04
TOTAL RETURN(3)                                                %    24.38   (9.06)   17.94      (11.11)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $   20,705   4,658    2,020          30
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)                 %     1.00    0.99     1.00        1.00
Gross expenses prior to expense reimbursement(4)               %     1.11    1.38     1.31        1.50
Net investment income after reimbursement(4)(5)                %     0.33    0.29     0.15        0.28
Portfolio turnover rate                                        %      112     128      190         181



(1) The Fund changed its fiscal year end to May 31.



(2) Commencement of operations.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.



(4) Annualized for periods less than one year.



(5) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

FINANCIAL HIGHLIGHTS                                    INDEX PLUS SMALLCAP FUND

--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                  CLASS O
                                                                   --------------------------------------
                                                                                     SEVEN
                                                                     YEAR ENDED     MONTHS     AUGUST 1,
                                                                      MAY 31,        ENDED    2001(2) TO
                                                                   --------------   MAY 31,   OCTOBER 31,
                                                                    2004    2003    2002(1)      2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $    11.47   12.85    10.79       12.03
Income (loss) from investment operations:
Net investment income (loss)                                   $     0.00*   0.00*      --          --
Net realized and unrealized gain (loss) on investments         $     3.35   (1.25)    2.06       (1.24)
Total from investment operations                               $     3.35   (1.25)    2.06       (1.24)
Less distributions from:
Net realized gain from investments                             $       --    0.13       --          --
Total distributions                                            $       --    0.13       --          --
Net asset value, end of period                                 $    14.82   11.47    12.85       10.79
TOTAL RETURN(3)                                                %    29.21   (9.67)   19.18      (10.31)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $   17,369   2,333    1,113          41
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)                 %     0.99    0.98     1.00        1.00
Gross expenses prior to expense reimbursement(4)               %     1.39    2.37     2.11        2.10
Net investment income (loss) after reimbursement(4)(5)         %    (0.04)  (0.01)    0.01       (0.16)
Portfolio turnover rate                                        %      126     129       61         118



(1) The Fund changed its fiscal year end to May 31.



(2) Commencement of operations.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.



(4) Annualized for periods less than one year.



(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.



 *  Amount is less than $0.01 per share.

ADDITIONAL INFORMATION

ANNUAL/SEMI-ANNUAL REPORTS


These reports include a discussion of recent market and investment strategies that significantly affected the Funds' performance, the financial statements and the independent registered public accounting firm's reports (in annual reports only).



STATEMENT OF ADDITIONAL INFORMATION



The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the SEC.


Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI, or other information about the Funds:

ING DIRECT SECURITIES, INC.
P.O. Box 15647
Wilmington, DE 19885-5647

1-866-BUY-FUND (866-289-3863)

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov


When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:



ING Series Fund, Inc.  811-6352
  ING Balanced Fund
  ING International Growth Fund
  ING Global Science and Technology Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund

PRPRO-AFDEO      (0904-093004)

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 30, 2004

                              ING SERIES FUND, INC.

CLASS A, CLASS B, CLASS C CLASS I AND CLASS R SHARES OF ING GROWTH FUND, ING SMALL COMPANY FUND, ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND, ING VALUE OPPORTUNITY FUND, ING BALANCED FUND, ING EQUITY INCOME FUND, ING STRATEGIC ALLOCATION GROWTH FUND, ING STRATEGIC ALLOCATION BALANCED FUND, AND ING STRATEGIC ALLOCATION INCOME FUND.

       This Statement of Additional Information (the "SAI") is not a Prospectus, but is incorporated by reference in, and should be read in conjunction with, the current Class A, Class B and Class C Prospectus, the Class I Prospectus, and the Class R Prospectus, each dated September 30, 2004, for ING Series Fund, Inc. (the "Company"), which have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

       The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. The Company currently has authorized the following series:

             ING International Growth Fund ("International Growth")
                           ING Growth Fund ("Growth")
                    ING Small Company Fund ("Small Company")

     ING Global Science and Technology Fund (formerly, ING Technology Fund)

              ING Index Plus LargeCap Fund ("Index Plus LargeCap")
                ING Index Plus MidCap Fund ("Index Plus MidCap")
              ING Index Plus SmallCap Fund ("Index Plus SmallCap")
                ING Value Opportunity Fund ("Value Opportunity")
                         ING Balanced Fund ("Balanced")
 ING Equity Income Fund ("Equity Income") (formerly, ING Growth and Income Fund)
                             ING Bond Fund ("Bond")
                       ING Government Fund ("Government")
                  ING Aeltus Money Market Fund ("Money Market")
      ING Strategic Allocation Growth Fund ("Strategic Allocation Growth")
    ING Strategic Allocation Balanced Fund ("Strategic Allocation Balanced")
      ING Strategic Allocation Income Fund ("Strategic Allocation Income")

       This SAI discusses only ING Growth Fund, ING Small Company Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Value Opportunity Fund, ING Balanced Fund, ING Equity Income Fund, ING Strategic Allocation Growth Fund, ING Strategic Allocation Balanced Fund, and ING Strategic Allocation Income Fund (each a "Fund" and collectively, the "Funds").

       The Funds' Financial Statements and the independent auditors' reports thereon, included in the Annual Reports, dated May 31, 2004, are incorporated by reference in this SAI. A free copy of the Annual Reports and each Prospectus is available upon request by writing to: ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, AZ 85258-2034, or by calling: 1-800-992-0180.

                                TABLE OF CONTENTS

HISTORY OF ING SERIES FUND, INC.                                           3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES                            4
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                52
INVESTMENT ADVISORY AGREEMENTS                                            60
EXPENSE LIMITATION AGREEMENTS                                             65
SUB-ADVISORY AGREEMENTS                                                   66
PROXY VOTING PROCEDURES                                                   70
ADMINISTRATIVE SERVICES AGREEMENT                                         71
PRINCIPAL UNDERWRITER                                                     72
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS                       75
PURCHASE AND REDEMPTION OF SHARES                                         81
BROKERAGE ALLOCATION AND TRADING POLICIES                                 83
CODE OF ETHICS                                                            87
SHAREHOLDER ACCOUNTS AND SERVICES                                         88
NET ASSET VALUE                                                           89
CALCULATION OF PERFORMANCE DATA                                           96
PERFORMANCE COMPARISONS                                                   99
CUSTODIAN                                                                102
TRANSFER AGENT                                                           102
LEGAL COUNSEL                                                            102
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                            102
FINANCIAL STATEMENTS                                                     103
APPENDIX A: PROXY VOTING PROCEDURES                                      104

                        HISTORY OF ING SERIES FUND, INC.

The Company is a Maryland Corporation registered as an open-end management investment company. The Company was organized in June 1991 and currently consists of the following separately managed, diversified series:

                                    FUND NAME

                     ING International Growth Fund
                     ING Growth Fund
                     ING Small Company Fund
                     ING Global Science and Technology Fund
                     ING Index Plus LargeCap Fund
                     ING Index Plus MidCap Fund
                     ING Index Plus SmallCap Fund
                     ING Value Opportunity Fund
                     ING Balanced Fund
                     ING Equity Income Fund
                     ING Bond Fund
                     ING Government Fund
                     ING Aeltus Money Market Fund
                     ING Strategic Allocation Growth Fund
                     ING Strategic Allocation Balanced Fund
                     ING Strategic Allocation Income Fund

       INCORPORATION The Company was incorporated under the laws of Maryland on June 17, 1991.

       SERIES AND CLASSES The Company currently offers multiple series. Only ING Growth Fund, ING Small Company Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap, ING Value Opportunity Fund, ING Balanced Fund, ING Equity Income Fund, ING Strategic Allocation Growth Fund, ING Strategic Allocation Balanced Fund, and ING Strategic Allocation Income Fund are offered through this SAI and the corresponding Prospectuses.

The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class A, B, C,I, and R shares are offered through this SAI and the corresponding Prospectuses.

       CAPITAL STOCK Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that each Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

       VOTING RIGHTS Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

       SHAREHOLDER MEETINGS The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended ("1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

       1940 ACT CLASSIFICATION The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

       The Funds have adopted the following investment restrictions as fundamental policies that cannot be changed without the approval by the holders of a majority (as defined in the 1940 Act) of the Funds' outstanding shares, which means the lesser of (1) 67% or more of the shares of a Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

       The investment objective of each Fund is a fundamental policy. In addition, under these investment restrictions, each Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for ING Strategic Allocation Growth Fund, ING Strategic Allocation Balanced Fund and ING Strategic Allocation Income Fund (collectively referred to as the "ING Strategic Allocation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or
       (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 ("1933 Act").

       The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this SAI and in the Prospectuses;

(2) except for the Strategic Allocation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

(3)    invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC ("ING Investments"), the Funds' investment adviser, or the applicable sub-adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(6) invest more than 15% (10% for ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and Index Plus SmallCap Fund) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation ("S&P") or Baa3 by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, considered by the Sub-Adviser to be of comparable quality).

       Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications for all Funds, are determined in accordance with the classifications established by Bloomberg Industry Group. The Sub-Adviser believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

       ING Equity Income Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal market conditions, at least 80% of its net assets in equity securities of companies that the Sub-Adviser believes to be financially sound but currently out of favor, provide the potential for above-average total returns, and sell at below-average P/E multiples. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

       ING Small Company Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small-capitalization companies as defined in the Prospectus. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

       ING Index Plus LargeCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's 500 Composite Stock Price Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

       ING Index Plus MidCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 400 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

       ING Index Plus SmallCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's SmallCap 600 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

The chart below sets out certain investment techniques that each Fund may employ. Descriptions of these techniques and associated risk factors follow the chart.

                                                                                                                          ING
                                                                                                   ING INDEX    ING    STRATEGIC
                                          ING      ING    ING EQUITY  ING INDEX PLUS   ING INDEX     PLUS      SMALL   ALLOCATION
                                        BALANCED  GROWTH    INCOME       LARGECAP     PLUS MIDCAP  SMALLCAP   COMPANY   BALANCED
 ASSET CLASSES/ INVESTMENT TECHNIQUES     FUND     FUND      FUND          FUND          FUND        FUND       FUND      FUND
--------------------------------------  --------  ------  ----------  --------------  -----------  ---------  -------  ----------
EQUITIES'
 Common Stock                               X       X         X              X             X           X         X         X
 Convertible Securities                     X       X         X              X             X           X         X         X
 Preferred Stock                            X       X         X              X             X           X         X         X
 Synthetic Convertible Securities           X                                                                              X
 FOREIGN INVESTMENTS
 ADRs / EDRs/ GDRs                          X       X         X              X             X           X         X         X
 Eurodollar Convertible Securities          X       X         X              X             X           X         X         X
 Eurodollar/Yankee Dollar Instruments       X       X         X              X             X           X         X         X
 Foreign Currency Exchange
  Transactions                              X       X         X              X             X           X         X         X
 Foreign Mortgage Related Securities        X                                                                              X
 Foreign and Emerging Market
  Securities(1)                             X       X         X              X             X           X         X         X
 International Debt Securities(2)           X       X         X              X             X           X         X         X
 Sovereign Debt Securities                  X                                                                              X
FIXED INCOME
 ARMS                                       X                                                                              X
 Corporate Debt Securities(3)               X       X         X              X             X           X         X         X
 Floating or Variable Rate                  X       X         X              X             X           X         X         X
  Instruments(4)

                                           ING         ING
                                        STRATEGIC   STRATEGIC
                                        ALLOCATION  ALLOCATION
                                          GROWTH      INCOME
 ASSET CLASSES/ INVESTMENT TECHNIQUES      FUND        FUND         ING VALUE OPP. FUND
--------------------------------------  ----------  ----------      -------------------
EQUITIES'
 Common Stock                                X          X                    X
 Convertible Securities                      X          X                    X
 Preferred Stock                             X          X                    X
 Synthetic Convertible Securities            X          X
 FOREIGN INVESTMENTS
 ADRs / EDRs/ GDRs                           X          X                    X
 Eurodollar Convertible Securities           X          X                    X
 Eurodollar/Yankee Dollar Instruments        X          X                    X
 Foreign Currency Exchange
  Transactions                               X          X                    X
 Foreign Mortgage Related Securities         X          X
 Foreign and Emerging Market
  Securities(1)                              X          X                    X
 International Debt Securities(2)            X          X                    X
 Sovereign Debt Securities                   X          X
FIXED INCOME
 ARMS                                        X          X
 Corporate Debt Securities(3)                X          X                    X
 Floating or Variable Rate                   X          X                    X
  Instruments(4)

----------
(1) Because the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund will not, except for the ING Strategic Allocation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof).
(2) ING Balanced Fund, generally maintains at least 25% of its total assets in debt securities.
(3) While corporate debt securities generally have maturities of ten years or more, the Funds may purchase corporate debt securities which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by the S&P or "Aa" or higher by Moody's.
(4) Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and
     (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In

                                                                                                                          ING
                                                                                                   ING INDEX    ING    STRATEGIC
                                          ING      ING    ING EQUITY  ING INDEX PLUS   ING INDEX     PLUS      SMALL   ALLOCATION
                                        BALANCED  GROWTH    INCOME       LARGECAP     PLUS MIDCAP  SMALLCAP   COMPANY   BALANCED
 ASSET CLASSES/ INVESTMENT TECHNIQUES     FUND     FUND      FUND          FUND          FUND        FUND       FUND      FUND
--------------------------------------  --------  ------  ----------  --------------  -----------  ---------  -------  ----------
 GICs                                       X                                                                              X
 GNMA Certificates                          X                 X                                                            X
 High Yield Securities(5)                   X       X         X              X             X           X         X         X
 Mortgage Related Securities(6)             X                 X                                                            X
 Municipal Securities                       X                 X                                                            X
 Short-Term Investments                     X       X         X              X             X           X         X         X
 Savings Association Obligations            X       X         X              X             X           X         X         X
 Municipal Lease Obligations                X                 X                                                            X
 Subordinated Mortgage Securities           X                 X                                                            X
 Interest/Principal Only Stripped
  Mortgage Backed Securities                X       X         X              X             X           X         X         X
 Tax Exempt Ind. Dev. Bonds &
  Pollution Control Bonds                   X                 X                                                            X
 United States Government Securities        X       X         X              X             X           X         X         X
 OTHER INVESTMENTS
 Asset Backed Securities
  (non-Mortgage)                            X       X         X              X             X           X         X         X
 Banking Industry Obligations               X       X         X              X             X           X         X         X
 Derivatives(7)                             X       X         X              X             X           X         X         X
 Dealer Options (8)                         X       X         X              X             X           X         X         X
 Financial Futures Contracts and
  Related Options                           X       X         X              X             X           X         X         X
 Foreign Currency Options                   X       X         X              X             X           X         X         X
 Forward Currency Contracts                 X       X         X              X             X           X         X         X

                                           ING         ING
                                        STRATEGIC   STRATEGIC
                                        ALLOCATION  ALLOCATION
                                          GROWTH      INCOME
 ASSET CLASSES/ INVESTMENT TECHNIQUES      FUND        FUND         ING VALUE OPP. FUND
--------------------------------------  ----------  ----------      -------------------
 GICs                                        X          X
 GNMA Certificates                           X          X
 High Yield Securities(5)                    X          X                    X
 Mortgage Related Securities(6)              X          X
 Municipal Securities                        X          X
 Short-Term Investments                      X          X                    X
 Savings Association Obligations             X          X                    X
 Municipal Lease Obligations                 X          X
 Subordinated Mortgage Securities            X          X
 Interest/Principal Only Stripped
  Mortgage Backed Securities                 X          X                    X
 Tax Exempt Ind. Dev. Bonds &
  Pollution Control Bonds                    X          X
 United States Government Securities         X          X                    X
 OTHER INVESTMENTS
 Asset Backed Securities
  (non-Mortgage)                             X          X                    X
 Banking Industry Obligations                X          X                    X
 Derivatives(7)                              X          X                    X
 Dealer Options (8)                          X          X                    X
 Financial Futures Contracts and
  Related Options                            X          X                    X
 Foreign Currency Options                    X          X                    X
 Forward Currency Contracts                  X          X                    X

----------
     determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be received through demand.
(5) A Fund will not invest more than 15% (10% for ING Index Plus LargeCap, ING Index MidCap and ING Index Plus SmallCap Funds) of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's, or, if unrated, considered by the applicable Sub-Adviser to be of comparable quality).
(6) ING Equity Income Fund, ING Balanced Fund, and the ING Strategic Allocation Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).
(7) For purposes other than hedging, a Fund will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than described above, STRIPS (Separate Trading of Registered Interest and Principal Securities) and forward exchange contracts are not subject to this 30% limitation.

                                                                                                                          ING
                                                                                                   ING INDEX    ING    STRATEGIC
                                          ING      ING    ING EQUITY  ING INDEX PLUS   ING INDEX     PLUS      SMALL   ALLOCATION
                                        BALANCED  GROWTH    INCOME       LARGECAP     PLUS MIDCAP  SMALLCAP   COMPANY   BALANCED
 ASSET CLASSES/ INVESTMENT TECHNIQUES     FUND     FUND      FUND          FUND          FUND        FUND       FUND      FUND
--------------------------------------  --------  ------  ----------  --------------  -----------  ---------  -------  ----------
 FORWARD FOREIGN CURRENCY Contracts         X       X         X              X             X           X         X         X
 INDEX-, CURRENCY-, AND EQUITY-LINKED
  SECURITIES                                X       X         X              X             X           X         X         X
 OPTIONS ON FUTURES (8)                     X       X         X              X             X           X         X         X
 Over the Counter Options                   X       X         X              X             X           X         X         X
 PUT AND CALL OPTIONS (9)                   X       X         X              X             X           X         X         X
 Stock Index Options                        X       X         X              X             X           X         X         X
 Straddles                                  X       X         X              X             X           X         X         X
 Warrants                                   X       X         X              X             X           X         X         X
 IPOs                                       X       X         X              X             X           X         X         X
 Other Investment Companies                 X       X         X              X             X           X         X         X
 Private Funds                              X                 X                                                            X
 Real Estate Securities                     X       X         X              X             X           X         X         X

                                           ING         ING
                                        STRATEGIC   STRATEGIC
                                        ALLOCATION  ALLOCATION
                                          GROWTH      INCOME
 ASSET CLASSES/ INVESTMENT TECHNIQUES      FUND        FUND         ING VALUE OPP. FUND
--------------------------------------  ----------  ----------      -------------------
 FORWARD FOREIGN CURRENCY Contracts          X          X                    X
 INDEX-, CURRENCY-, AND EQUITY-LINKED
  SECURITIES                                 X          X                    X
 OPTIONS ON FUTURES (8)                      X          X                    X
 Over the Counter Options                    X          X                    X
 PUT AND CALL OPTIONS (9)                    X          X                    X
 Stock Index Options                         X          X                    X
 Straddles                                   X          X                    X
 Warrants                                    X          X                    X
 IPOs                                        X          X                    X
 Other Investment Companies                  X          X                    X
 Private Funds                               X          X
 Real Estate Securities                      X          X                    X

----------
(8) A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets (100% in the case of ING Strategic Allocation Growth Fund and 60% in the case of ING Strategic Allocation Balanced Fund) at market value at the time of entering into a contract and (b) no more than 5% of the assets at market value, at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.
(9) Each Fund except the ING Strategic Allocation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened; the ING Strategic Allocation Funds are not subject to these restrictions. No Fund will write a call option on a security unless the call is "covered' (i.e. it already owns the underlying security). A Fund may purchase put options when ING Investments, or the applicable Sub-Adviser, believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.

 Restricted and Illiquid
  Securities(10)                            X       X         X              X             X           X         X         X
 TBA Sale Commitments                       X       X         X              X             X           X         X         X
 Zero Coupon and Pay-In-Kind                X       X         X              X             X           X         X         X
 Supranational Agencies(11)                 X       X         X              X             X           X         X         X
INVESTMENT TECHNIQUES
 Borrowing (12)                             X       X         X              X             X           X         X         X
 Lending of Portfolio(13) Securities        X       X         X              X             X           X         X         X
 Repurchase Agreements(14)                  X       X         X              X             X           X         X         X
 Reverse Repurchase Agreements and
  Dollar Rolls                              X       X         X                                                            X
 Securities, Interest Rate and
  Currency Swaps                            X       X         X              X             X           X         X         X
 Short Sales(15)                            X       X         X              X             X           X         X         X
 Temporary Defensive Positions              X       X         X              X             X           X         X         X
 When-Issued Securities and
  Delayed-Delivery Transactions             X       X         X              X             X           X         X         X

 Restricted and Illiquid
  Securities(10)                             X          X                X
 TBA Sale Commitments                        X          X                X
 Zero Coupon and Pay-In-Kind                 X          X                X
 Supranational Agencies(11)                  X          X                X
INVESTMENT TECHNIQUES
 Borrowing (12)                              X          X                X
 Lending of Portfolio(13) Securities         X          X                X
 Repurchase Agreements(14)                   X          X                X
 Reverse Repurchase Agreements and
  Dollar Rolls                               X          X
 Securities, Interest Rate and
  Currency Swaps                             X          X                X
 Short Sales(15)                             X          X                X
 Temporary Defensive Positions               X          X                X
 When-Issued Securities and
  Delayed-Delivery Transactions              X          X                X

(10) A Fund will not invest more than 15% (10% for ING Index Plus LargeCap, ING Index Plus MidCap and ING Index Plus SmallCap Funds) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to
     Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments or the applicable Sub-Adviser shall determine whether a particular security is deemed to be liquid based in the trading markets for the specific security and other factors.

(11) Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government.
(12) Each Fund may borrow up to 5% of the value of its assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings.
(13) Each Fund may lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.
(14) Repurchase Agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.
(15) A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this SAI and in the Prospectuses.

EQUITY INVESTMENTS; CONVERTIBLES

COMMON AND PREFERRED STOCKS

       Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common stock and preferred stock are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

CONVERTIBLE SECURITIES

       A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

SYNTHETIC CONVERTIBLE SECURITIES

       "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Funds may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

FOREIGN INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS

       Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts ("ADRs"), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts ("EDRs"), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts ("GDRs"), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR CONVERTIBLE SECURITIES

       Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR/YANKEE DOLLAR INSTRUMENTS

       Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

       A Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

       Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN MORTGAGE RELATED SECURITIES

       Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

FOREIGN AND EMERGING MARKET SECURITIES

       Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

       As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

       Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

       Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

SOVEREIGN DEBT SECURITIES

Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

INTERNATIONAL DEBT SECURITIES

       International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs.
These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

       In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

       Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the

Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

       RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

       The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

       Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

       BRADY BONDS. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

FIXED INCOME SECURITIES

DEBT SECURITIES

       Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

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ADJUSTABLE RATE MORTGAGE SECURITIES

       Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

       There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by Federal National Mortgage Association ("FNMA"), tend to lag changes in market rate levels and tend to be somewhat less volatile.

CORPORATE DEBT SECURITIES

       Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

FLOATING OR VARIABLE RATE INSTRUMENTS

       Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate

                                       17
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instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GUARANTEED INVESTMENT CONTRACTS

       Under Guaranteed Investment Contracts ("GICs") issued by insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GNMA CERTIFICATES

       Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

       GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

       GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

       GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

       GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees,

                                       18
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GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

       Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

       The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

       Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is each Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

       GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by a Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). ING Investments and the Sub-Adviser each does not believe that a Fund's NAV or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. A Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.

HIGH YIELD SECURITIES

       High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's, S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by the Sub-Adviser.

These securities include:

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       (a)   fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;
       (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and
       (c)   any securities convertible into any of the foregoing.

       Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's NAVs. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, ING Investments or the Sub-Adviser seeks to identify situations in which ING Investments or the Sub-Adviser believes that future developments will enhance the creditworthiness and the ratings of the issuer.

SOME OF THE RISKS ASSOCIATED WITH HIGH-YIELD BONDS INCLUDE:

       SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

       Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's NAVs. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

       PAYMENT EXPECTATIONS High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

       LIQUIDITY AND VALUATION RISKS Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

       LIMITATIONS OF CREDIT RATINGS The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Sub-Adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on the Sub-Adviser's own credit analysis than might be the case for a Fund which does not invest in these securities.

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MORTGAGE RELATED SECURITIES

       The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Federal mortgage-related securities include obligations issued or guaranteed by the GNMA, the FNMA and the Federal Home Loan Mortgage
Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "United States Government Securities."

       Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

       CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

       CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

       RISKS OF MORTGAGE RELATED INVESTMENT Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying

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mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

       Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

       In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

       The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund. Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

       Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

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       MORAL OBLIGATION SECURITIES - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

       INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS -These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

       MUNICIPAL LEASE OBLIGATIONS -These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

       The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

       Short-Term Municipal Obligations - These securities include the following:

       TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

       REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

       BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

       CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

       SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

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SHORT-TERM INVESTMENTS

       BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS.
The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

       A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

       For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

       In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

SAVINGS ASSOCIATION OBLIGATIONS

       The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

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MUNICIPAL LEASE OBLIGATIONS

       Municipal Lease Obligations -These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

SUBORDINATED MORTGAGE SECURITIES

       Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

       The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (I.E., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

       In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

       A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

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       A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

       The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

       Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

       Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

UNITED STATES GOVERNMENT SECURITIES

       U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the length of their maturity and the dateof issuance. U.S. Government securities also include securities issued by instrumentalities of the U.S. Government. Securities issued by certain U.S. Government instrumentalities, such as the Government National Mortgage Association, are backed by the full faith and credit of the United States. Securities issued by other instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States. Although under certain conditions certain of these authorities may borrow from the U.S. Treasury. If a Fund invests in a U.S. Government security that is not backed by the full faith and credit of the U.S., a Fund must look principally to the agency or instrumentality issuing or guaranteeing the U.S. Government Security for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the U.S. Government instrumentality does not meet its commitment. The Fund will invest in U.S. Government securities that are not backed by the full faith and credit of the United States only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities that are backed by the full faith and credit of the United States.

CREDIT LINKED NOTES

       A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any Portfolio in accordance to the Fund's investment objective. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a high yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). A Fund cannot assure that it can implement a successful strategy regarding this type of investments.


OTHER INVESTMENTS

ASSET-BACKED SECURITIES (NON-MORTGAGE)

       Each Fund may invest in non-mortgage asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

       Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

       The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

       The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS

       Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

       A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

       In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

DERIVATIVES

       DEALER OPTIONS Certain risks are specific to dealer options and exchange-traded options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

       Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

       The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

       A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act (the "Act") by the Commodity Futures Trading Commission. The Funds have claimed an exclusion from the term "commodity pool operator" under the Act and is not subject to registration or regulations under the Act.

       A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

       Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

       The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

       When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

       Investments in futures contracts on fixed income securities involve the risk that if ING Investment's or ING Investment Management Co.'s ("ING IM"; formerly, Aeltus Investment Management, Inc.) judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

       Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

       Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

       "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

       If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily NAVs, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

       When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

       A Fund can buy and write (sell) options on futures contracts.

       POTENTIAL LACK OF A LIQUID SECONDARY MARKET Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

       The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

FOREIGN CURRENCY OPTIONS

       A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

FORWARD FOREIGN CURRENCY CONTRACTS

       Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Sub-Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

       Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

       The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

       At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

       The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

       Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

       "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

       Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.


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OPTIONS ON FUTURES

       A futures option gives a Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Fund.

OVER THE COUNTER OPTIONS

       The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

PUT AND CALL OPTIONS

       A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments or the Sub-Adviser.

       The Funds will not write call options on when-issued securities. The Funds purchase call options on primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

       So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying

                                       33
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security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

       When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

       An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

       A Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

       In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

       If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

       The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

       The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's

                                       34
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current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

       Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

       FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association ("NFA"), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

       ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

       Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

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The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

       At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

       The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

       Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

       SWAP TRANSACTIONS The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

       RISKS OF INVESTING IN OPTIONS There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

       A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

       In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

WARRANTS

       A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

INITIAL PUBLIC OFFERINGS

       Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

       The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

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       The effect of an IPO investment can have a magnified impact on the Funds'
performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and, therefore, have a more limited effect on the Funds' performance.

       There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

OTHER INVESTMENT COMPANIES

       Each Fund may invest up to 10% of its assets in other investment companies. A Fund may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

EXCHANGE TRADED FUNDS

       Exchange Traded Funds ("ETFs") are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

PRIVATE FUNDS

       U.S. or foreign private limited partnerships or other investment funds, which are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

       Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

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       The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

       Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

       The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

       Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

       The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

REAL ESTATE SECURITIES

       Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

       Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

RESTRICTED AND ILLIQUID SECURITIES

       Each Fund may invest in a restricted security or an illiquid security if the Investment Adviser or a Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

       Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board.

       Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TBA SALE COMMITMENTS

       Each Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

       Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

       The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

SUPRANATIONAL AGENCIES

       Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

INVESTMENT TECHNIQUES

BORROWING

       If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

       When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

       Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

       In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan. The Funds seek to mitigate this risk through contracted indemnification upon default.

       The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS

       Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

       Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

       In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

       Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

       Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

SHORT SALES AGAINST THE BOX

       If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

TEMPORARY DEFENSIVE POSITIONS

       A Fund may invest in short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Investment Adviser's or the Sub-Adviser's determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

       In order to secure prices or yields deemed advantageous at the time the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

       When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

                               PORTFOLIO TURNOVER

       A change in securities held in the portfolio of a Fund is known as "portfolio turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however the rate will be higher when a Fund finds it necessary to change significantly its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains. Each Fund's historical turnover rates are included in the Financial Highlights tables in the Prospectuses. Small Company Fund's portfolio turnover decreased as liquidity for smaller capitalization stocks subsided. In addition, the Russell 2000 Index was rebalanced, causing the Fund to experience significantly less turnover.

                             MANAGEMENT OF THE FUNDS

Set forth in the table below is information about each Director of the Company

                                                                                      NUMBER OF
                                             TERM OF                                PORTFOLIOS IN
                                            OFFICE AND                              FUND COMPLEX
                              POSITION(S)   LENGTH OF                               OVERSEEN BY
                                 HELD         TIME        PRINCIPAL OCCUPATION(S)     DIRECTOR/       OTHER DIRECTORSHIPS HELD BY
   NAME, ADDRESS AND AGE       WITH FUND    SERVED(1)     DURING THE PAST 5 YEARS     TRUSTEE(2)           DIRECTOR/TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE
  "INTERESTED PERSON"

J. SCOTT FOX(3)               Director     Since 1997    Vice Chairman and Chief         53        Mr. Fox serves as director of the
7337 E. Doubletree Ranch Rd.  /Trustee                   Operating Officer, ING                    board of IPC Financial Network,
Scottsdale, Arizona 85258                                Investment Management                     Inc. (January 2001 to present);
Date of Birth: 02/01/1955                                (September 2002 to                        Director, Metro Hartford Chamber
                                                         present); President and                   of Commerce and The Greater
                                                         Chief Executive Officer                   Hartford Arts Council.
                                                         (April 2001 to
                                                         Present), Managing
                                                         Director and Chief
                                                         Operating Officer
                                                         (April 1994 to April
                                                         2001), Aeltus
                                                         Investment Management,
                                                         Inc.

THOMAS J. MCINERNEY(4)        Director     April 2002 -  Chief Executive                 171       Director, Equitable Life
7337 E. Doubletree Ranch Rd.  /Trustee     Present       Officer, ING U.S.                         Insurance Co., Golden American
Scottsdale, Arizona 85258                                Financial Services                        Life Insurance Co., Life
Date of Birth: 05/05/1956                                (September 2001 -                         Insurance Company of Georgia,
                                                         Present); Member, ING                     Midwestern United Life Insurance
                                                         Americas Executive                        Co., ReliaStar Life Insurance
                                                         Committee (2001 -                         Co., Security Life of Denver,
                                                         Present; ING Aeltus                       Security Connecticut Life
                                                         Holding Company, Inc.                     Insurance Co., Southland Life
                                                         (2000 - Present), ING                     Insurance Co., USG Annuity and
                                                         Retail Holding Company                    Life Company, and United Life
                                                         (1998 - Present), and                     and Annuity Insurance Co. Inc
                                                         ING Retirement                            (March 2001 - Present); Member
                                                         Holdings, Inc. (1997 -                    of the Board, Bushnell
                                                         Present). Formerly, ING                   Performing Arts Center; St.
                                                         Life Insurance and                        Francis Hospital; National
                                                         Annuity Company                           Conference of Community Justice;
                                                         (September 1997 -                         and Metro Atlanta Chamber of
                                                         November 2002).                           Commerce.
                                                         President, Chief
                                                         Executive Officer and
                                                         Director of Northern
                                                         Life Insurance Company
                                                         (March 2001 - October
                                                         2002). General Manager
                                                         and Chief Executive
                                                         Officer, ING Worksite
                                                         Division (December 2000
                                                         - October 2001),
                                                         President, ING-SCI,
                                                         Inc. (August 1997 -
                                                         December 2000);
                                                         President, Aetna
                                                         Financial Services
                                                         (August 1997 - December
                                                         2000).

INDEPENDENT
  DIRECTORS/TRUSTEES

ALBERT E. DEPRINCE, JR.       Trustee      June 1998 -   Director, Business and          53        Director, International Atlantic
7337 E. Doubletree Ranch Rd.               Present       Economic Research                         Economic Society (October 2002 -
Scottsdale, Arizona 85258                                Center, (August 1999 to                   present); Academy of Economics
Date of Birth: 04/24/1941                                August 2002); and                         and Finance (February 2001 -
                                                         Professor of Economics                    present).
                                                         and Finance, Middle
                                                         Tennessee State
                                                         University, August 1991
                                                         to present.

                                                                                      NUMBER OF
                                             TERM OF                                  FUNDS IN
                                            OFFICE AND                              FUND COMPLEX
                              POSITION(S)   LENGTH OF                               OVERSEEN BY
                                 HELD         TIME        PRINCIPAL OCCUPATION(S)     DIRECTOR/       OTHER DIRECTORSHIPS HELD BY
   NAME, ADDRESS AND AGE       WITH FUND    SERVED(1)     DURING THE PAST 5 YEARS     TRUSTEE(2)           DIRECTOR/TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
MARIA T. FIGHETTI             Trustee      April 1994 -  Retired. Formerly,              53        None
7337 E. Doubletree Ranch Rd.               Present       Attorney, New York City
Scottsdale, Arizona 85258                                Department of Mental
Date of Birth: 09/07/1943                                Health (June 1973 -
                                                         October 2002) and
                                                         Associate Commissioner
                                                         (1995 - 2002).

SIDNEY KOCH                   Trustee      April 1994 -  Financial Adviser,              53        Director, Northwest Center for
7337 E. Doubletree Ranch Rd.               Present       self-employed, January                    the Arts, Torrington, CT.
Scottsdale, Arizona 85258                                1993 to present.
Date of Birth: 04/22/1935

CORINE T. NORGAARD            Trustee      June 1991 -   Retired. Formerly, Dean         53        Director/Trustee, Mass Mutual
7337 E. Doubletree Ranch Rd.               Present       of the Barney School of                   Corporate and Participation
Scottsdale, Arizona 85258                                Business, University of                   Investors (April 1997 -
Date of Birth: 06/20/1937                                Hartford (August 1996                     Present); Director, Advest Trust
                                                         to May 2004).                             Company (1998 - Present);
                                                                                                   Director, Connecticut Health
                                                                                                   Foundation (2002 - Present).

EDWARD T. O'DELL              Trustee      June 2002 -   Retired. Formerly,              53        None
7337 E. Doubletree Ranch Rd.               Present       Partner/Chairman,
Scottsdale, Arizona 85258                                Financial Service's
Date of Birth: 11/26/1935                                Group, Goodwin Procter
                                                         LLP (June 1966 to
                                                         September 2000).

JOSEPH E. OBERMEYER           Trustee      January 2003  President, Obermeyer &          53        None
7337 E. Doubletree Ranch Rd.               - Present     Associates, Inc.
Scottsdale, Arizona 85258                                (Consulting firm)(1999
Date of Birth: 10/24/1957                                to present) and Senior
                                                         Manager, Arthur
                                                         Andersen, LLP (1995 -
                                                         October 1999).


(1) Directors/Trustees serve until their successors are duly elected and qualified.
(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, ING Partners, Inc.; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.
(3) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with ING IM, an affiliate of ING Investments, LLC.
(4) Mr. McInerney is deemed to be an "interested person" as defined by the 1940 Act because of his affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

OFFICERS

       Information about the ING Funds' officers are set forth in the table below:

                                                            TERM OF OFFICE AND LENGTH OF  PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE         POSITIONS HELD WITH THE FUND  TIME SERVED (1)               LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY             President, Chief Executive    March 2002 - Present          President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.  Officer and Chief Operating                                 ING Investments, LLC(2) (December 2001
Scottsdale, Arizona 85258     Officer                                                     - Present). Formerly, Senior Executive
Date of Birth:  04/09/1949                                                                Vice President and Chief Operating
                                                                                          Officer, ING Investments, LLC(2) (April
                                                                                          1995 - December 2000); and Executive
                                                                                          Vice President, ING Investments, LLC(2)
                                                                                          (May 1998 - June 2000).

MICHAEL J. ROLAND             Principal Financial Officer   March 2002 - Present          Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.                                                              Financial Officer and Treasurer, ING
Scottsdale, Arizona 85258     Executive Vice President and  April 2002 - Present          Investments, LLC(2) (December 2001 -
Date of Birth:  05/30/1958    Assistant Secretary                                         Present). Formerly, Senior Vice
                                                                                          President, ING Investments, LLC(2)
                                                                                          (June 1998 - December 2001).

STANLEY D. VYNER              Executive Vice President      March 2002 - Present          Executive Vice President, ING
7337 E. Doubletree Ranch Rd.                                                              Investments, LLC(2) (July 2000 -
Scottsdale, Arizona 85258                                                                 Present) and Chief Investment Risk
Date of Birth:  05/14/1950                                                                Officer (June 2003 - Present).
                                                                                          Formerly, Chief Investment Officer of
                                                                                          the International Portfolios, ING
                                                                                          Investments, LLC(2) (July 1996 - June
                                                                                          2003); and President and Chief
                                                                                          Executive Officer, ING Investments,
                                                                                          LLC(2) (August 1996 - August 2000).

ROBERT S. NAKA                Senior Vice President and     March 2002 - Present          Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.  Assistant Secretary                                         Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                                 (October 2001 - Present). Formerly,
Date of Birth:  06/17/1963                                                                Senior Vice President and Assistant
                                                                                          Secretary, ING Funds Services, LLC(3)
                                                                                          (February 1997 - August 1999).

KIMBERLY A. ANDERSON          Senior Vice President         December 2003 - Present       Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.                                                              LLC(2) (October 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Vice President and Assistant
Date of Birth:  07/25/1964                                                                Secretary, ING Investments, LLC(2)
                                                                                          (October 2001 - October 2003);
                                                                                          Assistant Vice President, ING Funds
                                                                                          Services, LLC(3) (November 1999 -
                                                                                          January 2001); and has held various
                                                                                          other positions with ING Funds
                                                                                          Services, LLC(3) for more than the last
                                                                                          five years.

ROBYN L. ICHILOV              Vice President and Treasurer  March 2002 - Present          Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                                                              LLC(3) (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                                 Investments, LLC(2) (August 1997 -
Date of Birth:  09/25/1967                                                                Present).

LAUREN D. BENSINGER           Vice President                March 2003 - Present          Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                                              Officer, ING Funds Distributor, LLC(4)
Scottsdale, Arizona 85258                                                                 (July 1995 - Present); and Vice
Date of Birth:  02/06/1954                                                                President (February 1996 - Present) and
                                                                                          Chief Compliance Officer (October 2001
                                                                                          - Present), ING Investments, LLC(2).

MARIA M. ANDERSON             Assistant Vice President      April 2002 - Present          Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                                              Services, LLC(3) (October 2001 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Manager of Fund
Date of Birth:  05/29/1958                                                                Accounting and Fund Compliance, ING
                                                                                          Investments, LLC(2) (September 1999 -
                                                                                          November 2001); and Section Manager of
                                                                                          Fund Accounting, Stein Roe Mutual Funds
                                                                                          (July 1998 - August 1999).

TODD MODIC                    Vice President                September 2003 - Present      Vice President of Financial Reporting -
7337 E. Doubletree Ranch Rd.                                                              Fund Accounting of ING Fund Services,
Scottsdale, Arizona 85258                                                                 LLC(3) (September 2002 - Present).
                                                                                          Formerly, Director of Financial
                                                                                          Reporting, ING Investments, LLC(2)
                                                                                          (March 2001 - September 2002); Director
                                                                                          of Financial

                                                            TERM OF OFFICE AND LENGTH OF  PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE         POSITIONS HELD WITH THE FUND  TIME SERVED (1)               LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Date of Birth:  11/03/1967                                                                Reporting, Axient Communications, Inc.
                                                                                          (May 2000 - January 2001); and Director
                                                                                          of Finance, Rural/Metro Corporation
                                                                                          (March 1995 - May 2000).

THERESA KELETY                Secretary                     September 2003 - Present      Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                              (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                                 Senior Associate with Shearman &
Date of Birth:  02/28/1963                                                                Sterling (February 2000 - April 2003);
                                                                                          and Associate with Sutherland Asbill &
                                                                                          Brennan (1996 - February 2000).

HUEY P. FALGOUT, JR.          Assistant Secretary           September 2003 - Present      Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                              Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Counsel, ING U.S. Financial
Date of Birth: 11/15/1963                                                                 Services (November 2002 - September
                                                                                          2003); and Associate General Counsel of
                                                                                          AIG American General (January 1999 -
                                                                                          November 2002).

ROBIN R. NESBITT              Assistant Secretary           September 2004 - Present      Supervisor, Board Operations, ING Funds
7337 E. Doubletree Ranch Rd.                                                              Services, LLC(3) (August 2003 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Senior Legal
Date of Birth:  09/30/1973                                                                Analyst, ING Funds Services, LLC(3)
                                                                                          (August 2002 - August 2003); Associate,
                                                                                          PricewaterhouseCoopers (January 2001 -
                                                                                          August 2001); and Paralegal, McManis,
                                                                                          Faulkner & Morgan (May 2000 - December
                                                                                          2000).

(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities,

BOARD OF DIRECTORS

       The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

COMMITTEES

       The Board has an Audit Committee whose function is to meet with the independent auditors of each Fund to review the scope of each Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Ms. Norgaard currently serves as Chairman and Mr. Obermeyer currently serves as Vice Chairman of the Committee. The Audit Committee held 5 meetings during the fiscal year ended May 31, 2004.

       The Board has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The
Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr.
Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairman and Dr. DePrince currently serves as Vice Chairman of the Committee. The Contract Committee held 6 meetings during the fiscal year ended May 31, 2004.

       The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held 0 meetings during the fiscal year ended May 31, 2004.

       The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held 0 meetings during the fiscal year ended May 31, 2004.

       The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Fund and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable United States federal or state securities laws and breaches of fiduciary duty arising under United States federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairman and Mr. O'Dell currently serves as Vice Chairman of the Committee. The Committee meets as needed. The Compliance Committee held 0 meetings during the fiscal year ended May 31, 2004.

DIRECTOR OWNERSHIP OF SECURITIES

Set forth below is the dollar range of equity securities owned by each Director.

                                                                                                   AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN ALL
                                                                                                    REGISTERED INVESTMENT
                                          SMALL    INDEX PLUS                                       COMPANIES OVERSEEN BY
                             GROWTH      COMPANY    LARGECAP   INDEX PLUS  INDEX PLUS SMALLCAP      DIRECTOR IN FAMILY OF
NAME OF DIRECTOR              FUND         FUND       FUND     MIDCAP FUND        FUND               INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Albert E. DePrince,           None      $10,001 -   $10,001-    $10,001-   $10,001 - $50,000 (1)     $10,001-$50,000 (1)
Jr.                                    $50,000 (1) $50,001 (1) $50,000 (1)
Maria T. Fighetti             None         None        None         None           None                    None(1)
Sidney Koch                   None         None     $1-$10,000      None           None                  $1 - $10,000
Edward T. O'Dell              None         None        None        over      Over $100,000 (1)        Over $100,000 (1)
                                                               $100,000(1)
Joseph E. Obermeyer           None         None        None    $1-$10,000          None                  $1 - $10,000
Corine T. Norgaard            None         None        None        None            None                 Over $100,000
DIRECTORS WHO ARE
  "INTERESTED PERSONS"
J. Scott Fox                  Over        Over       $10,001-      None            None                 Over $100,000
                           $100,000     $100,000     $50,000
Thomas McInerney          $1 - $10,000   $10,001 -   $50,001-      None            None                $50,001-$100,000
                                         $50,000    $100,000


(1)  Held in a deferred compensation account.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

       Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership as of December 31, 2003 in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

                             NAME OF OWNERS
                            AND RELATIONSHIP                                            VALUE OF       PERCENTAGE OF
    NAME OF DIRECTOR           TO DIRECTOR         COMPANY        TITLE OF CLASS       SECURITIES          CLASS
--------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.            N/A               N/A                N/A               $  --            N/A
Maria T. Fighetti                  N/A               N/A                N/A               $  --            N/A
Sidney Koch                        N/A               N/A                N/A               $  --            N/A
Corine T. Norgaard                 N/A               N/A                N/A               $  --            N/A
Edward T. O'Dell                   N/A               N/A                N/A               $  --            N/A
Joseph Obermeyer                   N/A               N/A                N/A               $  --            N/A

COMPENSATION OF DIRECTORS

       During the fiscal year of the Funds ended May 31, 2004, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the fiscal year of the Funds ended May 31, 2004, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                     PENSION OR
                                                                     RETIREMENT         TOTAL COMPENSATION FROM
                                              AGGREGATE           BENEFITS ACCRUED       THE COMPANY AND FUND
           NAME OF PERSON                 COMPENSATION FROM        AS PART OF FUND          COMPLEX PAID TO
              POSITION                       THE COMPANY              EXPENSES                 DIRECTORS
---------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.(1)                    $ 27,229                   N/A                  $ 150,000
Director
Maria T. Fighetti(1)                          $ 25,873                   N/A                  $ 142,500
Director, Chairman Audit Committee
Sidney Koch                                   $ 26,736                   N/A                  $ 147,500
Director, Chairman Contract Committee
Corine Norgaard                               $ 25,364                   N/A                  $ 140,000
Director, Chairman Audit Committee
Joseph E. Obermeyer(1)                        $ 25,460                   N/A                  $ 140,100
Director
Edward T. O'Dell(1)                           $ 22,590                   N/A                  $ 124,500
Director
Richard G. Scheide                            $ 27,229                   N/A                  $ 150,000
Director


     (1) During the fiscal year ended May 31, 2004, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $28,000, $73,500, $55,807 and $26,150, respectively, of their compensation from the Fund Complex.

       The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, PROVIDED that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

       As of September 2, 2004, the Directors and officers of the Company owned less than 1% of the outstanding shares of each Fund. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any of the Funds addressed herein, except as set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders.


                              CLASS AND
                               TYPE OF                                            PERCENTAGE     PERCENTAGE
    NAME OF FUND              OWNERSHIP              NAME AND ADDRESS              OF CLASS       OF FUND
-----------------------------------------------------------------------------------------------------------
                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
                                            151 FARMINGTON AVE
ING BALANCED                    CLASS A     HARTFORD CT 06155-0001                      67.23%        37.09%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            151 FARMINGTON AVE
ING BALANCED                    CLASS A     HARTFORD CT 06156-0001                       7.85%         4.33%

                                            MLPF&S FOR THE SOLE BENEFIT OF
                                            ITS CUSTOMERS
                                            ATTN FUND ADMINISTRATION 98362
                                            4800 DEER LAKE DR EAST 2RD FL
ING BALANCED                    CLASS B     JACKSONVILLE FL 32246-6484                   5.33%         0.68%

                                            MLPF & S FOR THE SOLE BENEFIT
                                            OF ITS CUSTOMERS
                                            ATTN FUND ADMINISTRATION
                                            4800 DEER LAKE DR E 3RD FLR
ING BALANCED                    CLASS C     JACKSONVILLE FL 32246-6484                   9.55%         0.34%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            CENTRAL VALUATION UNIT
                                            151 FARMINGTON AVE TN41
ING BALANCED                    CLASS I     HARTFORD CT 06156-0001                       6.58%         1.88%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
                                            151 FARMINGTON AVE
ING BALANCED                    CLASS I     HARTFORD CT 06156-0001                      35.82%        10.21%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
                                            151 FARMINGTON AVE
ING EQUITY INCOME               CLASS A     HARTFORD CT 06101-5900                      60.97%        31.25%

                                            UBS FINANCIAL SERVICES INC. FBO
                                            UBS-FINSVC CDN FBO
                                            EDYTHE D  MEYERS
                                            P.O. BOX 3321
ING EQUITY INCOME               CLASS C     WEEHAWKEN NJ 07086-8154                      5.22%         0.07%

ING EQUITY INCOME               CLASS C     UBS FINANCIAL SERVICES INC. FBO              8.06%         0.10%

                                            UBS-FINSVC CDN FBO
                                            WALTER  MEYERS
                                            P.O. BOX 3321
                                            WEEHAWKEN NJ 07086-8154

                                            ING LIFE INSURANCE & ANNUITY CO
                                            CENTRAL VALUATION UNIT
                                            151 FARMINGTON AVE TN41
ING EQUITY INCOME               CLASS I     HARTFORD CT 06156-0001                      29.35%        12.63%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
                                            151 FARMINGTON AVE
ING EQUITY INCOME               CLASS I     HARTFORD CT 06101-5900                      45.53%        19.60%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
                                            151 FARMINGTON AVE
ING GROWTH                      CLASS A     HARTFORD CT 06101-5900                      71.81%        41.37%

                                            CITIGROUP GLOBAL MARKETS, INC.
                                            A/C# 00109801250
                                            ATTN: PETER BOOTH, 7TH FLOOR
                                            333 W 34TH ST
ING GROWTH                      CLASS B     NEW YORK NY 10001-2402                       7.54%         0.47%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            CENTRAL VALUATION UNIT
                                            151 FARMINGTON AVE TN41
ING GROWTH                      CLASS I     HARTFORD CT 06156-0001                      29.69%        10.08%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
                                            151 FARMINGTON AVE
ING GROWTH                      CLASS I     HARTFORD CT 06101-5900                      34.51%        11.72%

                                            AAAA NON QUALIFIED RETIREMENT FUND
                                            FOR MEMBER AGENCIES CUST
                                            FBO MEMBER AGENCIES
                                            201 MCCULLOUGH DR STE 100
ING GROWTH                      CLASS I     CHARLOTTE NC 28262-4345                     23.00%         7.81%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
                                            151 FARMINGTON AVE
ING INDEX PLUS LARGECAP         CLASS A     HARTFORD CT 06101-5900                      62.18%        34.34%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            ATTN VALUATION UNIT-TN41
                                            151 FARMINGTON AVE
ING INDEX PLUS LARGECAP         CLASS A     HARTFORD CT 06156-0001                      14.48%         8.00%

                                            MLPF&S FOR THE SOLE BENEFIT OF
                                            ITS CUSTOMERS
                                            ATTN FUND ADMINISTRATION 98358
                                            4800 DEER LAKE DR EAST 2RD FL
ING INDEX PLUS LARGECAP         CLASS B     JACKSONVILLE FL 32246-6484                   5.46%         0.44%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            CENTRAL VALUATION UNIT
                                            151 FARMINGTON AVE
ING INDEX PLUS LARGECAP         CLASS I     HARTFORD CT 06156-0001                      40.05%        10.83%

                                            ING NATIONAL TRUST
ING INDEX PLUS LARGECAP         CLASS I     ATTN GORDON ELROD                            7.99%         2.16%

                                            151 FARMINGTON AVE
                                            HARTFORD CT 06101-5900

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
                                            151 FARMINGTON AVE
ING INDEX PLUS LARGECAP         CLASS I     HARTFORD CT 06101-5900                      47.44%        12.83%

                                            ING NATIONAL TRUST
                                            151 FARMINGTON AVE
                                            CENTRAL VALUATION UNIT-TN41
ING INDEX PLUS LARGECAP         CLASS R     HARTFORD CT 06101-5900                      41.58%         0.51%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            151 FARMINGTON AVE
ING INDEX PLUS LARGECAP         CLASS R     HARTFORD CT 06156-0001                      58.42%         0.71%

                                            CHARLES SCHWAB & CO INC
                                            SPECIAL CUSTODY ACCT FOR BENEFIT
                                            OF CUSTOMERS
                                            ATTN MUTUAL FUNDS
                                            101 MONTGOMERY ST
ING INDEX PLUS MIDCAP           CLASS A     SAN FRANCISCO CA 94104-4122                  7.66%         4.56%

                                            ING NATIONAL TRUST
                                            151 FARMINGTON AVE
                                            CENTRAL VALUATION UNIT-TN41
ING INDEX PLUS MIDCAP           CLASS A     HARTFORD CT 06101-5900                      35.25%        20.97%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            ATTN VALUATION UNIT-TN41
                                            151 FARMINGTON AVE
ING INDEX PLUS MIDCAP           CLASS A     HARTFORD CT 06156-0001                       7.95%         4.73%

                                            MLPF & S FOR THE SOLE BENEFIT
                                            OF THE CUSTOMERS
                                            ATTN: FUND ADMINISTRATION
                                            4800 DEER LAKE DR EAST 3RD FLOOR
ING INDEX PLUS MIDCAP           CLASS B     JACKSONVILLE FL 32246-6484                   6.53%         0.69%

                                            MLPF&S FOR THE SOLE BENEFIT OF
                                            ITS CUSTOMERS
                                            ATTN FUND ADMINISTRATION 97262
                                            4800 DEER LAKE DR EAST 2RD FL
ING INDEX PLUS MIDCAP           CLASS C     JACKSONVILLE FL 32246-6484                  13.13%         0.82%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
                                            151 FARMINGTON AVE
ING INDEX PLUS MIDCAP           CLASS I     HARTFORD CT 06101-5900                      91.47%         9.64%

                                            ING NATIONAL TRUST
                                            151 FARMINGTON AVE
                                            CENTRAL VALUATION UNIT-TN41
ING INDEX PLUS MIDCAP           CLASS R     HARTFORD CT 06101-5900                      58.80%         1.76%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            151 FARMINGTON AVE
ING INDEX PLUS MIDCAP           CLASS R     HARTFORD CT 06156-0001                      12.97%         0.39%

                                            PRIMEVEST FINANCIAL SERVICES FBO
                                            NABAN & CO
                                            57709785
                                            P O BOX 283
                                            400 1ST ST S STE 300
ING INDEX PLUS MIDCAP           CLASS R     SAINT CLOUD MN 56301-3661                   26.83%         0.80%

                                            ING NATIONAL TRUST
                                            151 FARMINGTON AVE
                                            CENTRAL VALUATION UNIT-TN41
ING INDEX PLUS SMALLCAP         CLASS A     HARTFORD CT 06101-5900                      39.68%        20.73%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            ATTN VALUATION UNIT-TN41
                                            151 FARMINGTON AVE
ING INDEX PLUS SMALLCAP         CLASS A     HARTFORD CT 06156-0001                       6.35%         3.32%

                                            RELIANCE TRUST COMPANY CUST
                                            FBO ING AMERICAS DEFERRED COMP
                                            SAVINGS PLAN
                                            PO BOX 48529 STE 200
ING INDEX PLUS SMALLCAP         CLASS A     ATLANTA GA 30362-1529                        6.15%         3.21%

                                            MLPF&S FOR THE SOLE BENEFIT OF
                                            ITS CUSTOMERS
                                            ATTN FUND ADMINISTRATION 97PA3
                                            4800 DEER LAKE DR E FL 2
ING INDEX PLUS SMALLCAP         CLASS B     JACKSONVILLE FL 32246-6484                   5.78%         0.74%

                                            MLPF&S FOR THE SOLE BENEFIT OF
                                            ITS CUSTOMERS
                                            ATTN FUND ADMINISTRATION 97PA3
                                            4800 DEER LAKE DR EAST 2RD FL
ING INDEX PLUS SMALLCAP         CLASS C     JACKSONVILLE FL 32246-6484                   5.71%         0.37%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            CENTRAL VALUATION DEPT
                                            151 FARMINGTON AVE TN41
ING INDEX PLUS SMALLCAP         CLASS I     HARTFORD CT 06156-0001                      30.75%         0.64%

                                            PERSHING LLC
                                            PO BOX 2052
ING INDEX PLUS SMALLCAP         CLASS I     JERSEY CITY NJ 07303-2052                    5.74%         0.12%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
                                            151 FARMINGTON AVE
ING INDEX PLUS SMALLCAP         CLASS I     HARTFORD CT 06101-5900                      33.97%         0.71%

                                            ING NATIONAL TRUST
                                            151 FARMINGTON AVE
                                            CENTRAL VALUATION UNIT-TN41
ING INDEX PLUS SMALLCAP         CLASS R     HARTFORD CT 06101-5900                      62.78%         1.33%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            151 FARMINGTON AVE
ING INDEX PLUS SMALLCAP         CLASS R     HARTFORD CT 06156-0001                      27.07%         0.57%

                                            ING RELIASTAR LIFE INSURANCE CO
                                            151 FARMINGTON AVE
ING INDEX PLUS SMALLCAP         CLASS R     HARTFORD CT 06156-0001                      10.15%         0.21%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
                                            151 FARMINGTON AVE
ING SMALL COMPANY               CLASS A     HARTFORD CT 06101-5900                      67.87%        42.68%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            151 FARMINGTON AVE
ING SMALL COMPANY               CLASS A     HARTFORD CT 06156-0001                       9.13%         5.74%

                                            MLPF&S FOR THE SOLE BENEFIT OF
                                            ITS CUSTOMERS
ING SMALL COMPANY               CLASS B     ATTN FUND ADMINISTRATION 97PA3               9.14%         0.28%

                                            4800 DEER LAKE DR EAST 2RD FL
                                            JACKSONVILLE FL 32246-6484

                                            MLPF&S FOR THE SOLE BENEFIT OF
                                            ITS CUSTOMERS
                                            ATTN FUND ADMINISTRATION 97262
                                            4800 DEER LAKE DR EAST 2RD FL
ING SMALL COMPANY               CLASS C     JACKSONVILLE FL 32246-6484                   8.21%         0.16%

                                            HUBCO
                                            REGIONS BANK
                                            ATTN TRUST OPERATIONS 14TH FLOOR
                                            PO BOX 830688
ING SMALL COMPANY               CLASS C     BIRMINGHAM AL 35283-0688                     6.73%         0.13%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            CENTRAL VALUATION UNIT
                                            151 FARMINGTON AVE TN41
ING SMALL COMPANY               CLASS I     HARTFORD CT 06156-0001                      37.54%        12.05%

                                            JACK D KUEHLER &
                                            CARMEN A KUEHLER JT TEN WROS
                                            66 ALPINE AVE
ING SMALL COMPANY               CLASS I     LOS GATOS CA 95030-7131                      5.22%         1.68%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
                                            151 FARMINGTON AVE
ING SMALL COMPANY               CLASS I     HARTFORD CT 06101-5900                      50.03%        16.05%

                                            NWNL INS CO RETIREMENT PLAN DIV
                                            LIFESTYLE I SEPARATE ACCT 3
                                            C/O NORTHSTAR ADMINISTRATORS
                                            ATTN JILL BARTH CONVEYOR TN41
ING STRATEGIC ALLOCATION                    151 FARMINGTON AVE
BALANCED                        CLASS A     HARTFORD CT 06156-0001                      17.08%        11.11%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
ING STRATEGIC ALLOCATION                    151 FARMINGTON AVE
BALANCED                        CLASS A     HARTFORD CT 06101-5900                      66.90%        43.54%

                                            ING LIFE INSURANCE & ANNUITY CO
ING STRATEGIC ALLOCATION                    151 FARMINGTON AVE
BALANCED                        CLASS A     HARTFORD CT 06156-0001                      13.03%         8.48%

                                            MLPF & S FOR THE SOLE BENEFIT
                                            OF ITS CUSTOMERS
                                            ATTN FUND ADMINISTRATION
ING STRATEGIC ALLOCATION                    4800 DEER LAKE DR E 3RD FLR
BALANCED                        CLASS B     JACKSONVILLE FL 32246-6484                  15.37%         0.75%

                                            A ROBIN BROADFIELD &
                                            CONNIE J WINELAND JTWROS
ING STRATEGIC ALLOCATION                    5118 CHEVY CHASE PKWY NW
BALANCED                        CLASS C     WASHINGTON DC 20008-2919                    10.75%         0.08%

                                            FIRST CLEARING, LLC
                                            A/C 7281-4157
                                            GREGORY C SMIAL IRA R/O
                                            FCC AS CUSTODIAN
ING STRATEGIC ALLOCATION                    1168 INDIAN MOUNTAIN LAKES
BALANCED                        CLASS C     ALBRIGHTSVLLE PA 18210-3110                  8.63%         0.06%

ING STRATEGIC ALLOCATION                    FIRST CLEARING CORP
BALANCED                        CLASS C     A/C 8578-1123                                6.13%         0.04%

                                            RICHARD A VISCONTE IRA
                                            FCC CUST
                                            190 MARLBANK DR
                                            ROCHESTER NY 14612-3363

                                            STATE STREET BK & TR CO CUST
                                            IRA R/O DEBORAH OHR
ING STRATEGIC ALLOCATION                    5924 FAIRMONT DR
BALANCED                        CLASS C     WOODRIDGE IL 60517-1144                      6.58%         0.05%

                                            JAMES M NICHOLSON &
                                            ROBERT G JOSEPH JR TR
                                            HAMPTON BAY FIREMENS
                                            BENEVOLENT ASSN
ING STRATEGIC ALLOCATION                    69 W MONTAUK HWY
BALANCED                        CLASS C     HAMPTON BAYS NY 11946-4001                   5.70%         0.04%

                                            WALLKILL HOOK LADDER & HOSE CO
                                            FIREMENS BENEVOLENT ASSN
                                            WILLIAM WARREN & RICHARD FREER TR
ING STRATEGIC ALLOCATION                    PO BOX 460
BALANCED                        CLASS C     WALLKILL NY 12589-0460                       5.66%         0.04%

                                            STATE STREET BK & TR CO CUST
                                            IRA R/O RAY A COLLINS
ING STRATEGIC ALLOCATION                    8745 SW 56TH PL
BALANCED                        CLASS C     COOPER CITY FL 33328-5917                    6.34%         0.04%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            CENTRAL VALUATION UNIT
ING STRATEGIC ALLOCATION                    151 FARMINGTON AVE TN41
BALANCED                        CLASS I     HARTFORD CT 06156-0001                      82.13%        24.09%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
ING STRATEGIC ALLOCATION                    151 FARMINGTON AVE
BALANCED                        CLASS I     HARTFORD CT 06155-0001                      17.00%         4.99%

                                            NWNL INS CO RETIREMENT PLAN DIV
                                            LIFESTYLE I SEPARATE ACCT 3
                                            C/O NORTHSTAR ADMINISTRATORS
                                            ATTN JILL BARTH CONVEYOR TN41
ING STRATEGIC ALLOCATION                    151 FARMINGTON AVE
GROWTH                          CLASS A     HARTFORD CT 06156-0001                      20.82%        13.66%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
ING STRATEGIC ALLOCATION                    151 FARMINGTON AVE
GROWTH                          CLASS A     HARTFORD CT 06156-0001                      61.32%        40.24%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            ATTN VALUATION UNIT-TN41
ING STRATEGIC ALLOCATION                    151 FARMINGTON AVE
GROWTH                          CLASS A     HARTFORD CT 06156-0001                      12.30%         8.07%

                                            MLPF&S FOR THE SOLE BENEFIT OF
                                            ITS CUSTOMERS
                                            ATTN FUND ADMINISTRATION 98362
ING STRATEGIC ALLOCATION                    4800 DEER LAKE DR EAST 2RD FL
GROWTH                          CLASS B     JACKSONVILLE FL 32246-6484                   6.58%         0.24%

                                            PERSHING LLC
ING STRATEGIC ALLOCATION                    PO BOX 2052
GROWTH                          CLASS C     JERSEY CITY NJ 07303-2052                    6.21%         0.05%

ING STRATEGIC                   CLASS C     PERSHING LLC                                 6.45%         0.06%

ALLOCATION GROWTH                           P.O. BOX 2052
                                            JERSEY CITY NJ 07303-2052

                                            PERSHING LLC
ING STRATEGIC ALLOCATION                    P.O. BOX 2052
GROWTH                          CLASS C     JERSEY CITY NJ 07303-2052                    6.34%         0.06%

                                            PERSHING LLC
ING STRATEGIC ALLOCATION                    P.O. BOX 2052
GROWTH                          CLASS C     JERSEY CITY NJ 07303-2052                    6.16%         0.05%

                                            UBS FINANCIAL SERVICES INC. FBO
                                            UBS-FINSVC CDN FBO
                                            HENRY MORRIS ALTMAN
                                            P.O.BOX 3321,
ING STRATEGIC ALLOCATION                    1000 HARBOR BLVD
GROWTH                          CLASS C     WEEHAWKEN NJ 07086-6761                      7.01%         0.06%

                                            NFSC FEBO # C1Q-417831
                                            PHYLLIS FANNAN
                                            JAMES L FANNAN
ING STRATEGIC ALLOCATION                    112 KINGSBURY RD
GROWTH                          CLASS C     NEW ROCHELLE NY 10804-4310                   5.53%         0.05%

                                            NFSC FEBO # 0JR-509680
                                            NFS/FMTC IRA
                                            FBO NICHOLAS J PERAZZO
ING STRATEGIC ALLOCATION                    4216 74TH TER E
GROWTH                          CLASS C     SARASOTA FL 34243-5123                      13.58%         0.12%

                                            STATE STREET BK & TR CO CUST
                                            IRA R/O J ROGER MCCOY
ING STRATEGIC ALLOCATION                    3538 GOODFELLOW LN
GROWTH                          CLASS C     AMARILLO TX 79121-1680                       5.04%         0.04%

                                            JAMES M NICHOLSON &
                                            ROBERT G JOSEPH JR TR
                                            HAMPTON BAY FIREMENS
                                            BENEVOLENT ASSN
ING STRATEGIC ALLOCATION                    69 W MONTAUK HWY
GROWTH                          CLASS C     HAMPTON BAYS NY 11946-4001                   9.32%         0.08%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            CENTRAL VALUATION UNIT
ING STRATEGIC ALLOCATION                    151 FARMINGTON AVE TN41
GROWTH                          CLASS I     HARTFORD CT 06156-0001                      71.93%        21.48%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
ING STRATEGIC ALLOCATION                    151 FARMINGTON AVE
GROWTH                          CLASS I     HARTFORD CT 06156-0001                      26.98%         8.06%

                                            NWNL INS CO RETIREMENT PLAN DIV
                                            LIFESTYLE I SEPARATE ACCT 3
                                            C/O NORTHSTAR ADMINISTRATORS
                                            ATTN JILL BARTH CONVEYOR TN41
ING STRATEGIC ALLOCATION                    151 FARMINGTON AVE
INCOME                          CLASS A     HARTFORD CT 06156-0001                      11.10%         8.00%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
ING STRATEGIC ALLOCATION                    151 FARMINGTON AVE
INCOME                          CLASS A     HARTFORD CT 06101-5900                      75.72%        54.57%

ING STRATEGIC ALLOCATION                    ING LIFE INSURANCE & ANNUITY CO
INCOME                          CLASS A     151 FARMINGTON AVE                           8.86%         6.39%

                                            HARTFORD CT 06156-0001

                                            MLPF&S FOR THE SOLE BENEFIT OF
                                            ITS CUSTOMERS
                                            ATTN FUND ADMINISTRATION 98362
ING STRATEGIC ALLOCATION                    4800 DEER LAKE DR EAST 2RD FL
INCOME                          CLASS B     JACKSONVILLE FL 32246-6484                  23.19%         0.64%

                                            RBC DAIN RAUSCHER              FBO
                                            ALLEN S LIPSCHULTZ MD TTEE
                                            ALLEN S LIPSCHULTZ M PSP
                                            U/A DTD 06/15/1983
ING STRATEGIC ALLOCATION                    1331 N 7TH ST STE 400
INCOME                          CLASS B     PHOENIX AZ 85006-2779                        7.97%         0.22%

                                            STATE STREET BK & TR CO CUST
                                            FBO THRESSA KAYE KATT IRA
ING STRATEGIC ALLOCATION                    1083 HEAVENRIDGE RD
INCOME                          CLASS C     ESSEXVILLE MI 48732-1737                     6.13%         0.06%

                                            NFSC FEBO # G14-041122
                                            ANN GENZER
                                            DALE GENZER
ING STRATEGIC ALLOCATION                    19429 RIDGELINE CT
INCOME                          CLASS C     STRONGSVILLE OH 44136-7266                  26.34%         0.25%

                                            DORIS NEWMAN &
                                            JOHN E NEWMAN
                                            JT TEN
ING STRATEGIC ALLOCATION                    2400 PAYSON RD
INCOME                          CLASS C     QUINCY IL 62305-6474                         8.26%         0.08%

                                            NFSC FEBO  # C1Q-962031
                                            JOSEPH CERASUOLO
ING STRATEGIC ALLOCATION                    59 CLEVELAND AVE
INCOME                          CLASS C     NEW ROCHELLE NY 10801-7521                  13.01%         0.12%

                                            JEAN C WOOD
                                            SUBJECT TO DST TOD RULES
ING STRATEGIC ALLOCATION                    7983 KENMORE DR
INCOME                          CLASS C     MECHANICSVLLE VA 23111-3617                  8.18%         0.08%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            CENTRAL VALUATION UNIT
ING STRATEGIC ALLOCATION                    151 FARMINGTON AVE
INCOME                          CLASS I     HARTFORD CT 06156-0001                      64.08%        15.52%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
ING STRATEGIC ALLOCATION                    151 FARMINGTON AVE
INCOME                          CLASS I     HARTFORD CT 06101-5900                      34.54%         8.36%

                                            ING NATIONAL TRUST
                                            151 FARMINGTON AVE
                                            CENTRAL VALUATION UNIT-TN41
ING VALUE OPPORTUNITY           CLASS A     HARTFORD CT 06101-5900                      69.26%        60.17%

                                            ING LIFE INSURANCE & ANNUITY CO
                                            151 FARMINGTON AVE
ING VALUE OPPORTUNITY           CLASS A     HARTFORD CT 06156-0001                      13.79%        11.98%

                                            FTC & CO ATTN DATALYNX #710
                                            PO BOX 173736
ING VALUE OPPORTUNITY           CLASS A     DENVER CO 80217-3736                         6.00%         5.22%

                                            FIRST CLEARING CORPORATION
ING VALUE OPPORTUNITY           CLASS C     A/C 5841-0935                               22.55%         0.74%

                                            MERCEDARIAN MISSIONARIES US
                                            REGION RETIREMENT FUND
                                            ATTN SR MARGARITA GOMEZ LEE
                                            VIALE POLA 10 ROMA 00198

                                            LAWRENCE B FRANCE III
                                            30278 S MILL RUN
ING VALUE OPPORTUNITY           CLASS I     MILTON DE 19968-3407                        17.30%         0.14%

                                            SUSAN K JOCHEMS &
                                            RICHARD B JOCHEMS JR
                                            JT TEN WROS
                                            2200 MAHANTONGO ST
ING VALUE OPPORTUNITY           CLASS I     POTTSVILLE PA 17901-3114                     9.80%         0.08%

                                            STATE STREET BK & TR CO CUST
                                            FBO JOHN D STIEFEL
                                            ROTH CONVERSION IRA
                                            19 SAGE ROAD
ING VALUE OPPORTUNITY           CLASS I     WETHERSFIELD CT 06109-4057                  13.61%         0.11%

                                            STATE STREET BK & TR CO CUST
                                            FBO WALTRAUD BOCKHOLDT
                                            ROLLOVER IRA
                                            705 MIDDLE TPK
ING VALUE OPPORTUNITY           CLASS I     STORRS CT 06268-1304                         5.09%         0.04%

                                            PETER J WALSH
                                            92 MILLSTONE RD
ING VALUE OPPORTUNITY           CLASS I     GLASTONBURY CT 06033-2520                    6.46%         0.05%

                                            ING NATIONAL TRUST
                                            ATTN GORDON ELROD
                                            151 FARMINGTON AVE
ING VALUE OPPORTUNITY           CLASS I     HARTFORD CT 06101-5900                       6.59%         0.05%



                         INVESTMENT ADVISORY AGREEMENTS

       The investment adviser for the Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to another investment adviser, ("Sub-Adviser") as Sub-Adviser to their respective Funds. The Investment Adviser and one of the sub-advisers, ING Investment Management Co. ("ING IM")are direct, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

       Equity Income and the Investment Adviser have received an exemptive order from the SEC that allows the Investment Adviser to enter into a new investment sub-advisory agreement ("Sub-Advisory Agreement") and to make material changes to the Sub-Advisory Agreement with the approval of the Equity Income's Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Board (including a majority of the Board's disinterested Directors) of Equity Income must approve a new or amended Sub-Advisory Agreement with the sub-adviser. In accordance with the exemptive order receive from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within 90 days of the change. The Investment Adviser remains responsible for providing general management services to Equity Income, including overall supervisory responsibility for the general management services to Equity Income, including overall supervisory responsibility for the general management and investment of Equity Income's assets, and, subject to the review and approval of the Board, will among other things: (i) set Equity Income's overall investment strategies; (ii) evaluate, select and recommend sub-adviser to manage all or part of Equity Income's assets; (iii) when appropriate, allocate and reallocate Equity Income's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-adviser and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with Equity Income's investment objectives, policies and restrictions.

       On February 26, 2001, the name of the Investment Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as investment adviser to all the Funds.

       The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Company, on behalf of the Funds. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to the Sub-Advisers. The Investment Adviser oversees the investment management of the Sub-Advisers for the Funds.

       The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

       After an initial term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940
Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

       In connection with each annual approval, the Board is provided with qualitative and quantitative information to assist it in evaluating whether to approve the continuance of the Agreements. In approving the Investment Management Agreement through December 31, 2005, the Board was advised by independent counsel, and considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by ING Investments; (3) the fees charged under the Investment Management Agreement for each Fund including a comparison to fees paid by other comparable mutual funds;
(4) the reasonableness of the compensation paid to ING Investments under the Investment Management Agreement; (5) the profitability to ING Investments and its affiliates; (6) the personnel, capabilities and operations and financial condition of ING Investments; and (7) the expense ratio of each Fund in absolute terms and relative to other comparable mutual funds. The Board also reviewed information provided by ING Investments relating to its compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In addition, the Board considered the total services provided by ING Funds Services, LLC, an affiliate of ING Investments, as the administrator for all the Funds as well as the fees the administrator receives for such services, including their services in: (i) conducting a comprehensive review of third-party service provider relationships for the Funds, which is expected to result in significant expense savings; (ii) developing new methodologies for presenting information as part of the annual contract review process; and (iii) developing customer identification procedures in connection with money laundering policies.

       In reviewing the terms of the Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

       The Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


       The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Advisers. For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

                             INVESTMENT ADVISER FEES

       FUND                     ADVISORY FEE                  ASSETS
       ----                     ------------                  -------
Growth                             0.700%              On first $250 million
                                   0.650%              On next $250 million
                                   0.625%              On next $250 million
                                   0.600%              On next $1.25 billion
                                   0.550%                 Over $2 billion

Small Company                      0.850%              On first $250 million
                                   0.800%              On next $250 million
                                   0.775%              On next $250 million
                                   0.750%              On next $1.25 billion
                                   0.725%                 Over $2 billion

Index Plus LargeCap                0.450%              On first $500 million
                                   0.425%              On next $250 million
                                   0.400%              On next $1.25 billion
                                   0.375%                 Over $2 billion

Index Plus MidCap                  0.450%              On first $500 million
                                   0.425%              On next $250 million
                                   0.400%              On next $1.25 billion
                                   0.375%                 Over $2 billion

Index Plus SmallCap                0.450%              On first $500 million
                                   0.425%              On next $250 million
                                   0.400%              On next $1.25 billion
                                   0.375%                 Over $2 billion

Value Opportunity                  0.700%              On first $250 million
                                   0.650%              On next $250 million
                                   0.625%              On next $250 million
                                   0.600%              On next $1.25 billion
                                   0.550%                 Over $2 billion

       FUND                     ADVISORY FEE                  ASSETS
       ----                     ------------                  -------
Balanced                           0.800%              On first $500 million
                                   0.750%              On next $500 million
                                   0.700%               On next $1 billion
                                   0.650%                 Over $2 billion

Equity Income                      0.700%              On first $250 million
                                   0.650%              On next $250 million
                                   0.625%              On next $250 million
                                   0.600%              On next $1.25 billion
                                   0.550%                 Over $2 billion

Strategic Allocation
Growth                             0.800%              On first $500 million
                                   0.775%              On next $500 million
                                   0.750%              On next $500 million
                                   0.725%              On next $500 million
                                   0.700%                 Over $2 billion

Strategic Allocation
Balanced                           0.800%              On first $500 million
                                   0.775%              On next $500 million
                                   0.750%              On next $500 million
                                   0.725%              On next $500 million
                                   0.700%                 Over $2 billion

Strategic Allocation
Income                             0.800%              On first $500 million
                                   0.775%              On next $500 million
                                   0.750%              On next $500 million
                                   0.725%              On next $500 million
                                   0.700%                 Over $2 billion

       For the period June 1, 2003 through May 31, 2004, investment advisory fees paid to ING Investments were as follows:

                                TOTAL INVESTMENT ADVISORY
           FUND                            FEES                  WAIVER               NET ADVISORY FEES PAID
           ----                            ----                  ------               ----------------------
Growth                                  $ 1,361,337            $        --                 $ 1,361,337
Small Company                           $ 2,831,363            $        --                 $ 2,831,363
Value Opportunity                       $   283,223            $    54,399                 $   228,824
Balanced                                $   993,017            $        --                 $   993,017
Equity Income                           $ 1,726,315            $        --                 $ 1,726,315
Index Plus LargeCap                     $ 2,120,485            $   (44,980)                $ 2,165,465
Index Plus MidCap                       $   635,797            $   156,488                 $   479,309
Index Plus SmallCap                     $   235,352            $   213,242                 $    22,110
Strategic Allocation Growth             $   589,331            $    97,175                 $   492,156
Strategic Allocation                    $   757,153            $   127,701                 $   629,452
Balanced
Strategic Allocation Income             $   404,938            $   138,287                 $   266,651

       For the period June 1, 2002 through May 31, 2003, investment advisory fees paid to ING Investments were as follows:

                                TOTAL INVESTMENT ADVISORY
           FUND                            FEES                  WAIVER               NET ADVISORY FEES PAID
           ----                            ----                  ------               ----------------------
Growth                                  $ 1,157,035            $        --                 $ 1,157,035
Small Company                           $ 2,120,877            $        --                 $ 2,120,877
Value Opportunity                       $   209,577            $    91,340                 $   118,237
Balanced                                $   873,838            $        --                 $   873,838
Equity Income                           $ 1,705,896            $        --                 $ 1,705,896
Index Plus LargeCap                     $ 1,545,868            $    46,614                 $ 1,499,254
Index Plus MidCap                       $   273,680            $   235,200                 $    38,480
Index Plus SmallCap                     $    78,745            $   243,796                 $  (165,051)
Strategic Allocation Growth             $   395,755            $   194,782                 $   200,973
Strategic Allocation                    $   554,782            $   206,955                 $   347,827
Balanced
Strategic Allocation Income             $   323,795            $   204,836                 $   118,959

For the period March 1, 2002 through May 31, 2002, investment advisory fees paid to ING Investments were as follows:

                                TOTAL INVESTMENT ADVISORY
           FUND                            FEES                  WAIVER               NET ADVISORY FEES PAID
           ----                            ----                  ------               ----------------------
Growth                                  $   415,982            $        --                 $   415,982
Small Company                           $   700,126            $        --                 $   700,126
Value Opportunity                       $    53,822            $    11,665                 $    42,157
Balanced                                $   241,809            $        --                 $   241,809
Equity Income                           $   603,093            $        --                 $   603,093
Index Plus LargeCap                     $   472,870            $      (199)                $   473,068
Index Plus MidCap                       $    61,539            $    27,195                 $    34,344
Index Plus SmallCap                     $    14,361            $    30,492                 $   (16,131)
Strategic Allocation Growth             $   121,739            $    34,001                 $    87,738
Strategic Allocation                    $   160,860            $    40,452                 $   120,408
Balanced
Strategic Allocation Income             $    86,999            $    42,469                 $    44,530

Period November 1, 2001 Through February 28, 2002, investment advisory fees paid to ING IM (investment adviser to the Funds prior to March 1, 2002) were as follows:

                                TOTAL INVESTMENT ADVISORY
           FUND                            FEES                  WAIVER               NET ADVISORY FEES PAID
           ----                            ----                  ------               ----------------------
Growth                                  $   559,619            $        --                 $   559,619
Small Company                           $   792,225            $        --                 $   792,225
Value Opportunity                       $    43,532            $    26,105                 $    17,427
Balanced                                $   302,597            $        --                 $   302,597
Equity Income                           $   828,737            $        --                 $   828,737
Index Plus LargeCap                     $   580,896            $       881                 $   580,015
Index Plus MidCap                       $    43,423            $    44,303                 $      (880)
Index Plus SmallCap                     $    15,631            $    43,342                 $   (27,711)
Strategic Allocation Growth             $   153,955            $    51,721                 $   102,235
Strategic Allocation Balanced           $   199,531            $    60,529                 $   139,002
Strategic Allocation Income             $   112,656            $    60,669                 $    51,987

                          EXPENSE LIMITATION AGREEMENTS

       The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser do not exceed the expense limitation shown on the following table:

FUND                                           CLASS A         CLASS B          CLASS C         CLASS I
----                                           -------         -------          -------         -------
Growth                                           N/A              N/A             N/A               N/A
Small Company                                   1.50%            2.25%           2.25%             1.25%
Index Plus LargeCap                             0.95%            1.70%           1.45%             0.70%
Index Plus MidCap                               1.00%            1.75%           1.50%             0.75%
Index Plus SmallCap                             1.00%            1.75%           1.50%             0.75%
Value Opportunity                               1.35%            2.10%           2.10%             1.10%
Balanced                                         N/A              N/A             N/A               N/A
Equity Income                                    N/A              N/A             N/A               N/A
Strategic Allocation Growth                     1.25%            2.00%           2.00%             1.00%
Strategic Allocation Balanced                   1.20%            1.95%           1.95%             0.95%
Strategic Allocation Income                     1.15%            1.90%           1.90%             0.90%

       Each Fund set forth above may at a later date recoup the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, that Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

       Each expense limitation agreement provides that these expense limitations shall continue until the date set forth in the table below. Thereafter, each agreement will automatically renew for a one-year term unless the Investment Adviser provides written notice of the termination of the agreement to the Fund at least ninety (90) days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by a Fund, without payment of any penalty, upon ninety (90) days prior written notice to the Investment Adviser.

FUND                                              TERMINATION DATE
----                                              ----------------
Growth                                             N/A
Small Company                                      May 31, 2005
Index Plus LargeCap                                May 31, 2005
Index Plus MidCap                                  May 31, 2005
Index Plus SmallCap                                May 31, 2005
Value Opportunity                                  May 31, 2005
Balanced                                           N/A
Equity Income                                      N/A
Strategic Allocation Growth                        May 31, 2005
Strategic Allocation Balanced                      May 31, 2005
Strategic Allocation Income                        May 31, 2005

                             SUB-ADVISORY AGREEMENTS

       The Investment Management Agreement for each Fund provides that the Investment Adviser, with the approval of the Company's Board, may select and employ investment advisers to serve as Sub-Advisers for the Funds , and shall monitor the Sub-Adviser's investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors and officers of a Fund who are employees of the Investment Adviser or its affiliates and, office rent of a Fund. Each Sub-Adviser pays all of its expenses arising from the performance of its obligations under the relevant Sub-Advisory Agreements.

       Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's NAV; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Funds who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

       The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund or the shareholder of such Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements after an initial term through December 31, 2003, the Sub-Advisory Agreements continue in effect from year to year, subject to the annual approval of the Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund, who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

       Pursuant to the Sub-Advisory Agreements between the Investment Adviser and ING IM, ING IM acts as Sub-Adviser to the Funds (except for Equity Income). In this capacity, ING IM, subject to the supervision and control of the Investment Adviser and the Board, on behalf of certain Funds, manages its sub-advised Funds' portfolio investments consistently with those Funds' investment objectives, and executes any of those Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by the Investment Adviser. ING IM's address is 230 Park Avenue, New York, New York 10169. ING IM is a wholly owned subsidiary of ING Groep N.V.

       In approving the Sub-Advisory Agreements through December 31, 2004, the Board considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by ING IM; (3) the reasonableness of the compensation paid to ING IM under the Sub-Advisory Agreements, including the advisory fee retained by ING Investments for its services to sub-advised Funds;
(4) the profitability to ING IM of the services provided under the Sub-Advisory Agreements; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of ING IM; and (6) the brokerage and trading activities of ING IM in managing the Funds' portfolios, the impact of such activities on the performance of the Funds and the sources of research used by ING IM, including research generated by ING IM and soft dollar research. The Board also reviewed information provided by ING IM relating to their compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In the context of reviewing the Sub-Advisory Agreements with ING IM, the Board met with senior management and reviewed absolute and relative performance of the Funds. The Board also considered the compensation structure within ING IM and its ability to attract and retain high quality investment professionals. In this regard, the Board considered organizational and personnel changes at ING IM during the past year that are expected to enhance the quality of its investment operations.

       Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Wellington Management, Wellington Management serves as Sub-Adviser to ING Equity Income Fund. Wellington Management began serving as Sub-Adviser on March 1, 2004. Prior to March 1, 2004, ING IM served as Sub-Adviser. In this capacity, Wellington Management, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Fund, manages the Fund's investment portfolio consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Founded in 1928, Wellington Management is one of America's oldest investment management firms. Wellington Management is a limited liability partnership organized in Massachusetts and owned entirely by its 78 partners, all of whom are active in the business. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

       In reaching a decision to engage Wellington Management as the Fund's sub-adviser, the Board, including a majority of the Independent Directors, discussed at length the performance of the Fund on one-, three- and five-year basis. The Board compared the Fund's performance with ING IM to the performance of accounts managed by Wellington Management that are comparable to the Fund under a new investment strategy. The Board also considered the performance of a peer group of other growth and income funds that are comparable to the Fund. The Board further considered the fact that Wellington Management currently employs the same investment strategy in managing other portfolios. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the Adviser's view of the reputation of Wellington Management; (2) the nature and quality of the services to be provided by Wellington Management; (3) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided; (4) the qualifications of the personnel, portfolio management capabilities, and investment methodologies; (5) its operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (6) its financial condition; (7) the costs for the services to be provided by Wellington Management and the fact that these costs will be paid by the Adviser and not directly by the Fund; (8) consistency in investment style and portfolio turnover rates experienced over time by other portfolios managed by Wellington Management in accordance with the new investment strategy; (9) the appropriateness of the selection of Wellington Management and the employment of the new investment strategy in light of the Fund's investment objective and its current and prospective investor base; and (10) Wellington Management's Code of Ethics and related procedure for complying therewith. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Fund.

       Prior to approving the Sub-Advisory Agreement, the Independent Directors met in several executive sessions with their independent counsel to discuss and consider the Sub-Advisory Agreement. As part of this process, the Independent Directors reviewed materials provided by Wellington Management and by ING Investments regarding Wellington Management and its personnel, operations, financial condition, philosophy of management, performance, expectations and methods of operations as they would relate to the Fund. In addition, the Independent Directors reviewed and discussed the terms and provisions of the Sub-Advisory Agreement.

       During the course of its deliberations, the Board reached the following conclusions regarding Wellington Management and the Sub-Advisory Agreement, among others: (1) Wellington Management is qualified to manage the Fund's assets in accordance with its investment objective and policies; (2) Wellington Management maintains appropriate compliance programs; (3) the new investment strategy is appropriate for pursuing the Fund's investment objective and consistent with the interests of current and prospective investors in the Fund;
(4) Wellington Management is likely to execute the new investment strategy consistently over time; and (5) the compensation to be paid under the Sub-Advisory Agreement is fair in relation to the services to be provided by Wellington Management.

       In reviewing the terms of the Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

       The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days prior written notice.

       For the following Funds, as compensation to ING IM and Wellington Management (Equity Income only) for their services, the Investment Adviser pays ING IM and Wellington Management a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:


FUND                         SUB-ADVISORY FEE (1)             ASSETS
----                         --------------------             ------
Growth                              0.315%            On first $250 million
                                    0.293%             On next $250 million
                                    0.281%             On next $250 million
                                    0.270%            On next $1.25 billion
                                    0.248%               Over $2 billion

Small Company                       0.383%            On first $250 million
                                    0.360%             On next $250 million
                                    0.349%             On next $250 million
                                    0.338%            On next $1.25 billion
                                    0.326%               Over $2 billion

Index Plus LargeCap                 0.203%            On first $500 million
                                    0.191%             On next $250 million
                                    0.180%            On next $1.25 billion
                                    0.169%               Over $2 billion

Index Plus MidCap                   0.203%            On first $500 million
                                    0.191%             On next $250 million
                                    0.180%            On next $1.25 billion
                                    0.169%               Over $2 billion

Index Plus SmallCap                 0.203%            On first $500 million
                                    0.191%             On next $250 million
                                    0.180%            On next $1.25 billion
                                    0.169%               Over $2 billion

Value Opportunity                   0.315%            On first $250 million
                                    0.293%             On next $250 million
                                    0.281%             On next $250 million
                                    0.270%            On next $1.25 billion
                                    0.248%               Over $2 billion

Balanced                            0.360%            On first $500 million

FUND                         SUB-ADVISORY FEE (1)             ASSETS
----                         --------------------             ------
                                    0.338%             On next $500 million
                                    0.315%              On next $1 billion
                                    0.293%               Over $2 billion

Equity Income                       0.40%             On first $100 million
                                    0.30%               Over $100 million

Strategic Allocation
Growth Fund                         0.360%            On first $500 million
                                    0.349%             On next $500 million
                                    0.338%             On next $500 million
                                    0.326%             On next $500 million
                                    0.315%               Over $2 billion

Strategic Allocation
Balanced Fund                       0.360%            On first $500 million
                                    0.349%             On next $500 million
                                    0.338%             On next $500 million
                                    0.326%             On next $500 million
                                    0.315%               Over $2 billion

Strategic Allocation
Income Fund                         0.360%            On first $500 million
                                    0.349%             On next $500 million
                                    0.338%             On next $500 million
                                    0.326%             On next $500 million
                                    0.315%               Over $2 billion


(1)  As a percentage of average daily net assets.

       For the period June 1, 2003 through May 31, 2004, the Investment Adviser paid ING IM, in its capacity as Sub-Adviser, sub-advisory fees as follows:


FUND                                                       SUB-ADVISORY FEES
----                                                       -----------------
Growth                                                        $   612,602
Small Company                                                 $ 1,583,029
Value Opportunity                                             $   127,450
Balanced                                                      $   446,858
Equity Income(1)                                              $   792,880
Index Plus LargeCap                                           $   954,241
Index Plus MidCap                                             $   286,109
Index Plus SmallCap                                           $   105,908
Strategic Allocation Growth                                   $   265,199
Strategic Allocation Balanced                                 $   340,719
Strategic Allocation Income                                   $   182,222


(1) ING IM was the sub-adviser to ING Equity Income Fund through February 29, 2004. Effective March 1, 2004, Wellington Management Company, LLP became the sub-adviser.

       For the period March 1, 2004 through May 31, 2004, the Investment Adviser paid Wellington Management, in its capacity as Sub-Adviser, $209,359 for sub-advisory fees.

       For the period June 1, 2002 through May 31, 2003, the Investment Adviser paid ING IM, in its capacity as Sub-Adviser, sub-advisory fees as follows:

FUND                                                      SUB-ADVISORY FEES
----                                                      -----------------
Growth                                                       $   520,666
Small Company                                                $ 1,183,323
Value Opportunity                                            $    94,309
Balanced                                                     $   393,227
Equity Income                                                $   767,653
Index Plus LargeCap                                          $   695,638
Index Plus MidCap                                            $   123,155
Index Plus SmallCap                                          $    35,435
Strategic Allocation Growth                                  $   178,090
Strategic Allocation Balanced                                $   249,652
Strategic Allocation Income                                  $   145,708

       For the period March 1, 2002 through May 31, 2002, the Investment Adviser paid ING IM, in its capacity of Sub-Adviser, sub-advisory fees as follows:

FUND                                                      SUB-ADVISORY FEES
----                                                      -----------------
Growth                                                       $   187,192
Small Company                                                $   256,603
Value Opportunity                                            $    24,220
Balanced                                                     $   108,814
Equity Income                                                $   271,392
Index Plus LargeCap                                          $   212,791
Index Plus MidCap                                            $    27,693
Index Plus SmallCap                                          $     6,462
Strategic Allocation Growth                                  $    54,783
Strategic Allocation Balanced                                $    72,387
Strategic Allocation Income                                  $    39,150

       Prior to March 1, 2004, the Investment Adviser paid ING IM a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month: 0.315% on the first $250 million, 0.293% on the next $250 million, 0.281% on the next $250 million and 0.248% over $2 billion.

                             PROXY VOTING PROCEDURES

       The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The procedures and guidelines delegate to the Investment Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting procedures, which require the Investment Adviser to vote proxies in accordance with the Funds' proxy voting procedures and guidelines, an independent proxy voting service has been retained to assist in the voting of Funds' proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures guidelines of the Funds, including the procedures of the Investment Adviser, is attached hereto as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities for the one year period ending June 30th is available through the Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database ( www.sec.gov).

                        ADMINISTRATIVE SERVICES AGREEMENT

       ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all the Funds pursuant to Administrative Services Agreements. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the Sub-Advisers under the Sub-Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser.


       For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of the Fund's average daily net assets. Administrative fees paid by the Funds are as follows: For the period June 1, 2003 though May 31, 2004:

                                TOTAL ADMINISTRATIVE       ADMINISTRATOR     NET ADMINISTRATIVE SERVICES
         COMPANY NAME               SERVICES FEE              WAIVER                  FEES PAID
         ------------           --------------------   --------------------  ---------------------------
Growth                              $     155,582            $     --              $     155,582
Small Company                       $     270,672            $     --              $     270,672
Value Opportunity                   $      32,368            $     --              $      32,368
Balanced                            $      99,302            $     --              $      99,302
Equity Income                       $     197,445            $     --              $     197,445
Index Plus LargeCap                 $     377,351            $     --              $     377,351
Index Plus MidCap                   $     113,031            $     --              $     113,031
Index Plus SmallCap                 $      41,840            $     --              $      41,840
Strategic Allocation Growth         $      58,933            $     --              $      58,933
Strategic Allocation Balanced       $      75,716            $     --              $      75,716
Strategic Allocation Income         $      40,494            $     --              $      40,494

For the period June 1, 2002 through May 31, 2003:

                                TOTAL ADMINISTRATIVE       ADMINISTRATOR     NET ADMINISTRATIVE SERVICES
         COMPANY NAME               SERVICES FEE              WAIVER                  FEES PAID
         ------------           --------------------   --------------------  ---------------------------
Growth                              $     132,232            $     --              $     132,232
Small Company                       $     199,996            $     --              $     199,996
Value Opportunity                   $      23,952            $     --              $      23,952
Balanced                            $      87,384            $     --              $      87,384
Equity Income                       $     195,390            $     --              $     195,390
Index Plus LargeCap                 $     274,820            $     --              $     274,820
Index Plus MidCap                   $      48,655            $     --              $      48,655
Index Plus SmallCap                 $      13,999            $     --              $      13,999
Strategic Allocation Growth         $      39,575            $     --              $      39,575
Strategic Allocation Balanced       $      55,478            $     --              $      55,478
Strategic Allocation Income         $      32,380            $     --              $      32,380


       Prior to April 1, 2002, ING IM provided administrative services to the Funds pursuant to administrative agreements. The services provided by ING IM included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV;
(6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.

For the period November 1, 2001 through May 31, 2002:

                                TOTAL ADMINISTRATIVE       ADMINISTRATOR     NET ADMINISTRATIVE SERVICES
         COMPANY NAME                SERVICES FEE             WAIVER                  FEES PAID
         ------------           --------------------   --------------------  ---------------------------
Growth                              $     135,421            $     --              $     135,421
Small Company                       $     171,394            $     --              $     171,394
Value Opportunity                   $      13,354            $     --              $      13,354
Balanced                            $      65,950            $     --              $      65,950
Equity Income                       $     203,085            $     --              $     203,085
Index Plus LargeCap                 $     226,969            $     --              $     226,969
Index Plus MidCap                   $      22,238            $     --              $      22,238
Index Plus SmallCap                 $       6,428            $     --              $       6,428
Strategic Allocation Growth         $      33,392            $     --              $      33,392
Strategic Allocation Balanced       $      43,638            $     --              $      43,638
Strategic Allocation Income         $      24,188            $     --              $      24,188


       For the fiscal years ended October 31, 2001:

YEAR ENDED OCTOBER 31, 2001

                                TOTAL ADMINISTRATIVE       ADMINISTRATOR     NET ADMINISTRATIVE SERVICES
         COMPANY NAME                SERVICES FEE             WAIVER                  FEES PAID
         ------------           --------------------   --------------------  ---------------------------
Growth                              $     291,274            $     --              $     291,274
Small Company                       $     259,607            $     --              $     259,607
Value Opportunity                   $      12,219            $     --              $      12,219
Balanced                            $     119,725            $     --              $     119,725
Equity Income                       $     453,857            $     --              $     453,857
Index Plus LargeCap                 $     414,320            $     --              $     414,320
Index Plus MidCap                   $      19,422            $ 10,977              $       8,445
Index Plus SmallCap                 $       9,783            $  9,783              $          --
Strategic Allocation Growth         $      65,569            $     --              $      65,569
Strategic Allocation Balanced       $      80,369            $     --              $      80,369
Strategic Allocation Income         $      45,173            $     --              $      45,173



                              PRINCIPAL UNDERWRITER

       Shares of the Funds are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between the Company on behalf of the Funds and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Company and the Distributor have agreed to indemnify each other against certain liabilities. The Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectuses for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and has no effect on the NAV of the Funds. ING Funds Distributor, LLC, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is a Delaware corporation and is an indirect wholly owned subsidiary of ING Groep N.V. and an affiliate of the

Investment Adviser. Prior to January 1, 2002, Aeltus Capital, Inc. ("ACI"), 10 State House Square, Hartford, Connecticut 06103-3602, was the distributor for the Funds.

       For the period June 1, 2003 though May 31, 2004, fees were paid to ING Funds Distributor, LLC as follows:

                      COMPANY NAME                 TOTAL UNDERWRITING FEES
                      ------------                 -----------------------
              Growth                                     $    262,091
              Small Company                              $    368,157
              Value Opportunity                          $    119,311
              Balanced                                   $    277,575
              Equity Income                              $    172,961
              Index Plus LargeCap                        $  1,090,515
              Index Plus MidCap                          $    469,142
              Index Plus SmallCap                        $    196,817
              Strategic Allocation Growth                $    126,447
              Strategic Allocation Balanced              $    161,223
              Strategic Allocation Income                $     88,803

       For the period June 1, 2002, through May 31, 2003, fees were paid to ING Funds Distributor, LLC as follows:

                      COMPANY NAME                 TOTAL UNDERWRITING FEES
                      ------------                 -----------------------
              Growth                                     $    204,254
              Small Company                              $    261,159
              Value Opportunity                          $     73,428
              Balanced                                   $    170,144
              Equity Income                              $    140,949
              Index Plus LargeCap                        $    784,739
              Index Plus MidCap                          $    184,373
              Index Plus SmallCap                        $     67,612
              Strategic Allocation Growth                $     73,416
              Strategic Allocation Balanced              $     97,296
              Strategic Allocation Income                $     64,087


For the period January 1, 2002 through May 31, 2002, fees were paid to ING Funds Distributor as follows:

                      COMPANY NAME                 TOTAL UNDERWRITING FEES
                      ------------                 -----------------------
              Growth                                     $    114,610
              Small Company                              $    120,244
              Value Opportunity                          $     26,522
              Balanced                                   $     59,692
              Equity Income                              $     73,596
              Index Plus LargeCap                        $    398,842
              Index Plus MidCap                          $     53,011
              Index Plus SmallCap                        $     14,365
              Strategic Allocation Growth                $     36,868
              Strategic Allocation Balanced              $     42,756
              Strategic Allocation Income                $     25,636

       For the period November 1, 2001 through December 31, 2001, Shareholder Services and Distribution fees were paid to ACI (principal underwriter for the Funds prior to January 1, 2002) as follows:

                      COMPANY NAME                 TOTAL UNDERWRITING FEES
                      ------------                 -----------------------
              Growth                                     $     48,454
              Small Company                              $     41,906

              Value Opportunity                          $      7,524
              Balanced                                   $     21,296
              Equity Income                              $     30,991
              Index Plus LargeCap                        $    166,957
              Index Plus MidCap                          $     14,325
              Index Plus SmallCap                        $      3,789
              Strategic Allocation Growth                $     14,205
              Strategic Allocation Balanced              $     15,225
              Strategic Allocation Income                $      9,962

       The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly of indirectly, from the Fund's during the Fund's most recent fiscal year.

                          NAME OF          NET UNDERWRITING     COMPENSATION ON
                         PRINCIPAL           DISCOUNTS AND      REDEMPTIONS AND     BROKERAGE          OTHER
      FUND              UNDERWRITER           COMMISSIONS         REPURCHASES      COMMISSIONS     COMPENSATION
-----------------------------------------------------------------------------------------------------------------
Growth                ING Funds            $  4,066             $  2,004           $      17       N/A
                      Distributor, LLC
Small Company         ING Funds            $  7,824                1,030           $       8       N/A
                      Distributor, LLC
Index Plus            ING Funds            $ 19,894               61,564           $     196       N/A
LargeCap              Distributor, LLC
Index Plus MidCap     ING Funds            $ 26,949             $  4,518           $      49       N/A
                      Distributor, LLC
Index Plus            ING Funds            $ 12,965             $  2,162           $     (16)(1)   N/A
SmallCap              Distributor, LLC
Value Opportunity     ING Funds            $  2,673             $    399           $      13       N/A
                      Distributor, LLC
Balanced              ING Funds            $  9,072             $  3,440           $      30       N/A
                      Distributor, LLC
Equity Income         ING Funds            $  6,659             $    263           $       7       N/A
                      Distributor, LLC
Strategic             ING Funds            $  2,816             $    205           $      60       N/A
Allocation Growth     Distributor, LLC
Strategic             ING Funds            $  2,995             $     61           $      40       N/A
Allication            Distributor, LLC
Balanced
Strategic             ING Funds            $    362             $     69           $      45       N/A
Allocation Income     Distributor, LLC


(1)    Negative commission would be due to corrective processing.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

       Fund shares are distributed by ING Funds Distributor, LLC. With respect to Class A shares of the Funds, the Distributor is paid an annual fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution and Shareholder Services Plan"). With respect to Class B shares of the Funds, the Distributor is paid an annual fee at the rate of 1.00% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. With respect to Class C shares of the Funds, the Distributor is paid an annual fee at the rate of 1.00%) of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. With respect to Class R shares of the Funds, the Distributor is paid an annual fee at the rate of 0.50% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. The Funds do not have a distribution plan for Class I shares. The fee for a specific class may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Funds; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

       The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

       The Distribution and Shareholder Services Plans continue from year to year from their inception dates, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution and Shareholder Services Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Distribution and Shareholder Services Plans must be approved by the Board in the manner described above for annual renewals. The Distribution and Shareholder Services Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution and Shareholder Services Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.

       In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and its shareholders by the Distributor, and (3) the Distributor's shareholder distribution-related expenses and costs.

       The Investment Adviser, Sub-Adviser or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.

       Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to ING Funds Distributor, LLC for the year ended May 31, 2004 were as follows:

     DISTRIBUTION EXPENSES          CLASS A       CLASS B       CLASS C       CLASS I
     ---------------------          -------       -------       -------       -------
GROWTH
Advertising                       $       839   $        65   $        70   $        31
Printing                          $    15,941   $     1,227   $     1,322   $       584
Salaries & Commissions            $    88,593   $     6,821   $     7,349   $     3,245
Broker Servicing                  $   208,316   $    16,038   $    17,281   $     7,630
Miscellaneous                     $    34,210   $     2,634   $     2,838   $     1,253
Total                             $   347,899   $    26,785   $    28,860   $    12,743

SMALL COMPANY
Advertising                       $     1,851   $        63   $       114   $        35
Printing                          $    35,171   $     1,198   $     2,165   $       662
Salaries & Commissions            $   185,528   $     6,318   $    11,422   $     3,490
Broker Servicing                  $   350,748   $    11,945   $    21,593   $     6,597
Miscellaneous                     $   104,125   $     3,546   $     6,410   $     1,959
Total                             $   677,423   $    23,070   $    41,704   $    12,743

INDEX PLUS SMALLCAP
Advertising                       $       885   $       168   $       167   $        52
Printing                          $    16,819   $     3,188   $     3,165   $       982
Salaries & Commissions            $    97,185   $    18,422   $    18,291   $     5,675
Broker Servicing                  $   100,856   $    19,118   $    18,982   $     5,889
Miscellaneous                     $    55,218   $    10,467   $    10,393   $     3,224
Total                             $   270,963   $    51,363   $    50,998   $    15,822

INDEX PLUS MIDCAP
Advertising                       $     2,534   $       391   $       397   $        82
Printing                          $    48,138   $     7,428   $     7,546   $     1,558
Salaries & Commissions            $   277,086   $    42,758   $    43,435   $     8,969
Broker Servicing                  $   290,187   $    44,779   $    45,489   $     9,393
Miscellaneous                     $   143,206   $    22,099   $    22,449   $     4,635
Total                             $   761,151   $   117,455   $   119,316   $    24,637

INDEX PLUS LARGECAP
Advertising                       $     3,849   $       474   $       531   $        51
Printing                          $    73,129   $     9,008   $    10,093   $       970
Salaries & Commissions            $   387,325   $    47,711   $    53,456   $     5,136
Broker Servicing                  $   740,267   $    91,187   $   102,167   $     9,816
Miscellaneous                     $   196,348   $    24,186   $    27,099   $     2,604
Total                             $ 1,400,918   $   172,566   $   193,346   $    18,577

STRATEGIC ALLOCATION GROWTH
Advertising                       $       480   $        12   $        15   $        35
Printing                          $     9,127   $       233   $       277   $       658
Salaries & Commissions            $    51,715   $     1,320   $     1,569   $     3,728
Broker Servicing                  $    97,512   $     2,488   $     2,959   $     7,029
Miscellaneous                     $    17,936   $       458   $       544   $     1,293
Total                             $   176,770   $     4,511   $     5,364   $    12,743

STRATEGIC ALLOCATION BALANCED
Advertising                       $       488   $        16   $         8   $        30
Printing                          $     9,275   $       302   $       152   $       566
Salaries & Commissions            $    55,369   $     1,804   $       906   $     3,378
Broker Servicing                  $   125,115   $     4,076   $     2,046   $     7,633
Miscellaneous                     $    18,615   $       606   $       304   $     1,136
Total                             $   208,862   $     6,804   $     3,416   $    12,743

STRATEGIC ALLOCATION INCOME
Advertising                       $       478   $        13   $        12   $        39
Printing                          $     9,080   $       250   $       228   $       737
Salaries & Commissions            $    47,658   $     1,310   $     1,197   $     3,868
Broker Servicing                  $    81,151   $     2,231   $     2,038   $     6,587
Miscellaneous                     $    18,611   $       512   $       467   $     1,511
Total                             $   156,978   $     4,316   $     3,942   $    12,742

VALUE OPPORTUNITY
Advertising                       $       445   $        28   $        35   $        34
Printing                          $     8,462   $       533   $       657   $       643
Salaries & Commissions            $    42,992   $     2,707   $     3,339   $     3,267
Broker Servicing                  $    96,699   $     6,089   $     7,510   $     7,348
Miscellaneous                     $    19,077   $     1,201   $     1,482   $     1,450
Total                             $   167,675   $    10,558   $    13,023   $    12,742

BALANCED
Advertising                       $       485   $        53   $        63   $        21
Printing                          $     9,223   $     1,009   $     1,204   $       408
Salaries & Commissions            $    50,958   $     5,576   $     6,651   $     2,254
Broker Servicing                  $   179,658   $    19,659   $    23,449   $     7,948
Miscellaneous                     $    47,688   $     5,218   $     6,224   $     2,110
Total                             $   288,012   $    31,515   $    37,591   $    12,741

EQUITY INCOME
Advertising                       $       465   $        18   $        32   $        26
Printing                          $     8,843   $       345   $       609   $       498
Salaries & Commissions            $    49,233   $     1,922   $     3,388   $     2,774
Broker Servicing                  $   148,439   $     5,796   $    10,215   $     8,363
Miscellaneous                     $    19,180   $       749   $     1,320   $     1,081
Total                             $   226,160   $     8,830   $    15,564   $    12,742

       In addition to paying fees under the Funds' Distribution and Shareholder Services Plan, the Funds may pay service fees to intermediaries such as brokers-dealers, financial advisors, or other financial institutions, including affiliates of the Adviser (such as ING Funds Services, LLC) for administration, sub-transfer agency, and other shareholder services associated with investors whose shares are held of record in omnibus accounts. These additional fees paid by the Funds to intermediaries may take two forms: (1) basis point payments on net assets and/or (2) fixed dollar amount payments per shareholder account. These may include payments for 401K sub-accounting services, networking fees, and omnibus account servicing fees.

       The Funds' Adviser or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Funds, including Fund affiliates. These amounts would be in addition to the Distribution and Shareholder Services Plan payments made by the Funds under the Distribution and Shareholder Services Plan, are in addition to trails and commissions. The payments made under these arrangements are paid out of the Adviser's or the Distributor's legitimate profits, and are intended to result in the promotion or distribution of Fund shares.

       Compensation paid by the Adviser or the Distributor may take the form of cash incentives and non-cash compensation, and may include, but are not limited to: cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; occasional entertainment; ticket charges; charitable contributions to charities supported by an intermediary; payment for travel expenses (including meals and lodging) incurred by sales personnel to locations appropriate under applicable NASD Rules for such seminars or training programs; radio and television shows regarding securities products; seminars for the public; business development and educational enhancement items such a software packages; prospecting lists; client appreciation events; advertising and sales campaigns (including printing and postage expenses) regarding one or more of the Funds or other funds managed by the Adviser; other events sponsored by dealers; and professional certifications and dues. The Distributor also may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor.

       Payment arrangements with financial institutions are generally structured in one of three ways: (1) as a percentage of net assets; (2) as a fixed dollar amount; or (3) as a percentage of gross sales.


OTHER PAYMENTS TO SECURITIES DEALERS

       Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge. The following table applies to the Domestic Equity Funds:

                                         AMOUNT OF SALES CHARGE TYPICALLY ARE ALLOWED TO DEALERS AS A
     WHEN YOU INVEST THIS AMOUNT:                       PERCENTAGE OF OFFERING PRICE:
     ----------------------------        ------------------------------------------------------------
Under $50,000                                                       4.25%
$50,000 or more but under $100,000                                  4.00%
$100,000 or more but under $250,000                                 3.00%
$250,000 or more but under $500,000                                 2.25%
$500,000 or more but under $1,000,000                               1.75%

Securities dealers that sell Class A shares (other than shares of the Index Plus Funds) in amounts of $1 million or more may be entitled to receive the following commissions:

                                                        COMMISSION
                                                        ----------
   - on sales of $1 million to $2,499,999                  1.00%
   - on sales of $2.5 million to $4,999,999                0.50%
   - on sales of $5 million or greater                     0.25%

Securities dealers that sell Class A shares of the Index Plus Funds in amounts of $1 million or more may be entitled to receive the following commissions:

                                                        COMMISSION
                                                        ----------
   - on sales of $1 million to $3 million                  0.50%
   - on sales of $3 million or greater                     0.25%

       For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, ING Funds Distributor uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

       The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

       In addition, the Investment Adviser may make payments of up to 0.05% of a Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

       The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Funds available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

       The Distributor has agreed to reimburse Financial Network Investment Corporation, an affiliate of the Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

       The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

       The value of a shareholder's investment will be unaffected by these payments.

       For the period June 1, 2003 through May 31, 2004, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                  CLASS A SALES    CLASS A SALES
                                  CHARGES BEFORE   CHARGES AFTER      CLASS B
                                    DEALER RE-      DEALER RE-     DEFERRED SALES   CLASS C DEFERRED
FUND                                ALLOWANCE        ALLOWANCE        CHARGES        SALES CHARGES
Growth                            $       31,165   $       4,065   $           --   $          5,282
Small Company                     $       59,984   $       7,824   $           --   $            962
Value Opportunity                 $       20,485   $       2,672   $           --   $            399
Balanced                          $       69,544   $       9,071   $           --   $          1,486
Equity Income                     $       51,029   $       6,656   $           --   $            118
Index Plus LargeCap               $      119,424   $      19,904   $           --   $          4,388
Index Plus MidCap                 $      160,716   $      26,786   $           --   $          3,920
Index Plus SmallCap               $       77,784   $      12,964   $           --   $          2,155
Strategic Allocation Growth       $       21,589   $       2,816   $           --   $            175
Strategic Allocation Balanced     $       22,962   $       2,995   $           --   $             50
Strategic Allocation Income       $        2,775   $         362   $           --   $             69


       For the period June 1, 2002 to May 31, 2003, the Distributor received the following amounts in sales charges in connection with the sale of shares:


                                  CLASS A SALES    CLASS A SALES
                                  CHARGES BEFORE   CHARGES AFTER      CLASS B
                                    DEALER RE-      DEALER RE-     DEFERRED SALES   CLASS C DEFERRED
FUND                                ALLOWANCE        ALLOWANCE        CHARGES        SALES CHARGES
Growth                            $       18,615   $       2,428   $           --   $            563
Small Company                     $       31,119   $       4,059   $           --   $            588
Value Opportunity                 $        9,422   $       1,229   $           --   $            217
Balanced                          $      160,946   $      20,993   $           --   $            389
Equity Income                     $        9,399   $       1,226   $           --   $             91

Index Plus LargeCap               $       77,184   $      12,864   $           --   $          3,879
Index Plus MidCap                 $       77,394   $      12,899   $           --   $          1,179
Index Plus SmallCap               $       45,066   $       7,511   $           --   $             95
Strategic Allocation Growth       $        3,159   $         412   $           --   $            102
Strategic Allocation Balanced     $        1,219   $         159   $           --   $            941
Strategic Allocation Income       $        2,890   $         377   $           --   $             --

       For the period November 1, 2001 to May 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                  CLASS A SALES    CLASS A SALES
                                  CHARGES BEFORE   CHARGES AFTER      CLASS B
                                    DEALER RE-      DEALER RE-     DEFERRED SALES   CLASS C DEFERRED
FUND                                ALLOWANCE        ALLOWANCE        CHARGES        SALES CHARGES
Growth                            $       11,351   $       1,481   $        2,513   $            870
Small Company                     $       38,605   $       5,035   $           77   $            193
Value Opportunity                 $        6,998   $         913   $           --   $            106
Balanced                          $       10,050   $       1,311   $          660   $             16
Equity Income                     $        4,279   $         558   $        1,727   $            106
Index Plus LargeCap               $       33,374   $       8,344   $       25,438   $          4,821
Index Plus MidCap                 $       17,432   $       4,358   $        4,806   $            613
Index Plus SmallCap               $        3,373   $         843   $          306   $             --
Strategic Allocation Growth       $          607   $          79   $          100   $              8
Strategic Allocation Balanced     $          180   $          24   $        1,038   $             --
Strategic Allocation Income       $          653   $          85   $        2,741   $            155

       For the year ended October 31, 2001, ACI received net commissions from the sales of Class A shares and contingent deferred sales charges from redemptions of Class C shares as follows.

                      FUND                            NET COMMISSIONS
                      ----                            ---------------
                      Growth                              $  5,647
                      Small Company Fund                  $ 11,578
                      Index Plus LargeCap                 $ 40,361
                      Index Plus MidCap                   $ 15,043
                      Index Plus SmallCap                 $  2,762
                      Value Opportunity                   $  1,794
                      Balanced                            $  3,781
                      Equity Income                       $  4,676
                      Strategic Allocation Growth         $    981
                      Strategic Allocation Balanced       $    192
                      Strategic Allocation Income         $    151

                        PURCHASE AND REDEMPTION OF SHARES

       Class I shares of the Company are purchased and redeemed at the applicable NAV next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge ("CDSC") after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

       Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or
(ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

       If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

       Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

       A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

       Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

FRONT-END SALES CHARGE WAIVERS

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

   1.  Redemptions from any ING -advised Fund if you:
       - Originally paid a front-end sales charge on the shares and
       - Reinvest the money within 90 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by:

   1. Employees of ING Groep N.V. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ING Funds Distributor, LLC or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).

   2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either
       (1) directly in any Fund or through an unregistered separate account sponsored by ING Life and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

   3. Certain trust companies and bank trust departments investing on behalf of their clients.

   4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

   5. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ING Funds Distributor, LLC (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) on behalf of clients participating in advisory fee programs.

   6. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ING Funds Distributor, LLC (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer.

   7.  Registered investment companies.

   8.  Insurance companies (including separate accounts).

   9. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

   10. Certain executive deferred compensation plans.

CONTINGENT DEFERRED SALES CHARGE

Certain Class A shares, all Class B shares and all Class C shares are subject to a CDSC, as described in the Prospectus. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

   - redemptions of shares purchased through reinvestment of dividends or capital gains distributions; and
           - shares purchased more than one year (in the case of Class A and Class C shares), or six years (in the case of Class B shares) prior to the redemption

CDSC WAIVERS

The CDSC will be waived for:

   -   exchanges to other Funds of the same class;
   - redemptions following the death or disability of the shareholder or beneficial owner;
   - redemptions related to distributions from retirement plans or accounts under Code Section 403(b) after you attain age 70 1/2;

   -   tax-free returns of excess contributions from employee benefit plans;
   - distributions from employee benefit plans, including those due to plan termination or plan transfer; and
   - redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:
   -   are limited annually to no more than 12% of the original account value;
   -   are made in equal monthly amounts, not to exceed 1% per month; and
   - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

LETTER OF INTENT

       You may qualify for a reduced sales charge when you buy Class A shares as described in the prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to the Distributor that the investment qualifies for a discount. Your holdings in the Funds acquired within 90 days of the day the Letter of Intent is filed, will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

       Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

       If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT

       A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares, as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Funds to determine the front-end sales charge that applies.

       To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

       Subject to the supervision of the Board, the Sub-Advisers are responsible for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions on those trades. It is the Sub-Advisers' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. The Sub-Advisers may also consider the sale of shares of the Funds and of other investment companies advised by ING Investments as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to the Sub-Advisers or duty to obtain best execution.

       The Sub-Advisers receive a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services may include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. The Sub-Advisers consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of the Sub-Advisers, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the most favorable execution available, the Sub-Adviser may also take into account the quality of research and related services by executing brokers and make a good faith determination that the brokerage commissions paid by the Fund is reasonable in light of the research and other products and services the brokerage provides. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Sub-Advisers in servicing all of its accounts; not all such services will be used by the Sub-Advisers to benefit the Funds.

       Consistent with Federal law, the Sub-Advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of a Sub-Adviser as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Sub-Advisers' opinions as to which services and which means of payment are in the long-term best interests of their clients.

       Each Sub-Adviser may buy or sell the same security at or about the same time for a Fund and another advisory client of the Sub-Adviser, including clients in which affiliates of the Sub-Advisers have an interest. The Sub-Advisers normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

       Brokerage commissions were paid as follows:

       For the fiscal year June 1, 2003 through May 31, 2004:

FUND                                                 COMMISSION
----                                                 ----------
Growth                                               $   785,468
Small Company                                        $ 1,703,800
Value Opportunity                                    $   186,165
Balanced                                             $   218,361
Equity Income                                        $ 1,315,737
Index Plus LargeCap                                  $   417,998
Index Plus MidCap                                    $   281,189
Index Plus SmallCap                                  $   138,776
Strategic Allocation Growth                          $   192,735
Strategic Allocation Balanced                        $   189,387
Strategic Allocation Income                          $    68,493


       For the fiscal year June 1, 2002 through May 31, 2003:

FUND                                                 COMMISSION
----                                                 ----------
Growth                                               $ 1,047,261
Small Company                                        $ 4,355,958
Value Opportunity                                    $   279,355
Balanced                                             $   309,977
Equity Income                                        $ 1,956,172
Index Plus LargeCap                                  $   456,116
Index Plus MidCap                                    $   172,526
Index Plus SmallCap                                  $    84,023
Strategic Allocation Growth                          $   234,964
Strategic Allocation Balanced                        $   264,056
Strategic Allocation Income                          $    96,681


       For the period November 1, 2001 through May 31, 2002:

FUND                                                 COMMISSION
----                                                 ----------
Growth                                               $   804,614
Small Company                                        $ 2,169,224
Value Opportunity                                    $    91,415
Balanced                                             $   128,710
Equity Income                                        $ 1,190,879
Index Plus LargeCap                                  $   616,286
Index Plus MidCap                                    $    33,832
Index Plus SmallCap                                  $     2,502
Strategic Allocation Growth                          $   196,513
Strategic Allocation Balanced                        $   208,557
Strategic Allocation Income                          $    78,204

       For the fiscal year November 1, 2000 through October 31, 2001:


FUND                                                 COMMISSION
----                                                 ----------
Growth                                               $   796,089
Small Company                                        $ 1,317,769
Value Opportunity                                    $    46,103
Balanced                                             $   179,504
Equity Income                                        $ 1,727,256
Index Plus LargeCap                                  $   938,360
Index Plus MidCap                                    $    40,785
Index Plus SmallCap                                  $    17,767
Strategic Allocation Growth                          $   326,348
Strategic Allocation Balanced                        $   324,143
Strategic Allocation Income                          $   132,676

       For the fiscal year ended May 31, 2004, commissions in the amounts below were paid to firms that provided research, statistical, or other services to the Investment Adviser:


FUND                                                 COMMISSIONS PAID ON TOTAL TRANSACTIONS
----                                                 --------------------------------------
Growth                                                            $   219,499
Small Company                                                     $   129,277
Index Plus LargeCap                                               $    57,853
Index Plus MidCap                                                 $     1,509
Index Plus SmallCap                                               $        --
Value Opportunity                                                 $    52,907
Balanced                                                          $    21,494
Equity Income                                                     $   273,454
Strategic Allocation Growth                                       $    16,578
Strategic Allocation Balanced                                     $    16,951
Strategic Allocation Income                                       $     6,914

       The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

       During the fiscal years ended May 31, 2004 and 2003, the period from November 1, 2001 to May 31, 2002, and fiscal year ended October 31, 2001 none of the Funds used affiliated brokers to execute portfolio transactions.

       During the fiscal year ended May 31, 2004, the following Funds acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of fiscal year ended May 31, 2004:


        FUND                   SECURITY DESCRIPTION           MARKET VALUE
        ----                   --------------------           ------------
Growth'                 Goldman Sachs Group LP                $    863,972
                        Morgan Stanley & Co., Inc.            $  1,407,313

Small Company           None                                  $         --

Index Plus LargeCap     Bear Stearns and Co.                  $    344,505
                        Goldman Sachs Group LP                $  3,084,944
                        JP Morgan Chase Securities            $  4,540,529
                        Lehman Brothers Inc.                  $    873,758
                        Morgan Stanley & Co., Inc.            $  2,445,407

Index Plus MidCap       None                                  $         --

Index Plus SmallCap     Investment Technologies Group         $     87,360

Value Opportunity       Merrill Lynch & Co., Inc.             $  1,385,920
                        Morgan Stanley & Co., Inc.            $    941,776

Balanced                Goldman Sachs Group LP                $    676,152
                        JP Morgan Chase Securities            $  1,783,674
                        Merrill Lynch & Co., Inc.             $  1,004,162
                        Morgan Stanley & Co., Inc.            $    339,789
                        Bear Stearns and Co.                  $    270,833
                        Credit Suisse First Boston Corp.      $    192,837
                        Lehman Brothers Inc.                  $    420,550

Equity Income           Goldman Sachs Group LP                $  3,427,715
                        Merrill Lynch & Co., Inc.             $  3,246,120
                        Morgan Stanley & Co., Inc.            $  2,531,023

Strategic Allocation    Credit Suisse First Boston Corp.      $    222,720
Growth                  Goldman Sachs Group LP                $    478,941
                        JP Morgan Chase Securities            $    628,832
                        Merrill Lynch & Co., Inc.             $    539,600
                        Morgan Stanley & Co., Inc.            $    238,120
                        Lehman Brothers Inc.                  $     14,551

Strategic Allocation
Balanced                Credit Suisse First Boston Corp.      $    746,067
                        Goldman Sachs Group LP                $    493,028
                        JP Morgan Chase Securities            $    689,769
                        Merrill Lynch & Co., Inc.             $    556,640
                        Morgan Stanley & Co., Inc.            $    745,886
                        Lehman Brothers Inc.                  $     54,323

Strategic Allocation    Credit Suisse First Boston Corp.      $    645,999
Income                  Goldman Sachs Group LP                $    178,429
                        JP Morgan Chase Securities            $    461,614
                        Merrill Lynch & Co., Inc.             $    202,208
                        Morgan Stanley & Co., Inc.            $  1,088,755
                        Lehman Brothers Inc.                  $     50,443

                                 CODE OF ETHICS

       The Funds, the Investment Adviser and ING Funds Distributor, LLC have adopted a Code of Ethics (in compliance with Rule 17j-1 under the 1940 Act) governing personal trading activities of all Directors and officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. The Code of Ethics also prohibits short-term trading of the Funds by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. , The Sub-Advisers to the Funds, have each adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                        SHAREHOLDER ACCOUNTS AND SERVICES

SHAREHOLDER ACCOUNTS AND SERVICES SYSTEMATIC INVESTMENT

       The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $100 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

SHAREHOLDER INFORMATION

       The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

       Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

AUTOMATIC CASH WITHDRAWAL PLAN

       A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund ($1,000,000 in the case of Class I shares). Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

CROSS INVESTING

       DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

       SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

       Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

SIGNATURE GUARANTEE

       A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

       A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

       As noted in the Prospectuses, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day

       Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

       Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

       The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

       If a significant event which is likely to impact the value of a foreign security held by a Fund occurs after the time at which the foreign market for such security closes but before the time that a Fund's NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security at the time a Fund calculates its NAV. The Board has adopted procedures under which the fair value of a foreign security may, upon the occurrence of a significant event or if the closing value is deemed unreliable, be determined as of the time a Fund calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV, and there can be no assurance that these analyses and/or models will accurately gauge the effect of subsequent events on closing price of a foreign security. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment,. and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Funds are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations or the closing values are determined in good faith to be more accurate. Unless an event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV per share.

       Options on securities, currencies, futures, and other financial instruments purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

       The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by the applicable Fund's custodian bank or other broker-dealers or banks approved by that Fund, on each date that the NYSE is open for business.

       The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. A Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

       In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of

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shares of the class outstanding at the time of the valuation and the result
(adjusted to the nearest cent) is the NAV per share.

       The per share NAV of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C shares. It is expected, however, that the per share NAV of the classes, which will differ by approximately the amount of the expense accrual differentials between the classes, will tend to converge immediately after the payment of dividends or distributions.

       Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to a Fund. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.

                               TAX CONSIDERATIONS

       The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

       Each Fund intends to qualify as a regulated investment company under the Code. To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

       The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income, which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

       The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains, which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

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       If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

       DISTRIBUTIONS

       Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

       Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

       Distributions by a Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

       ORIGINAL ISSUE DISCOUNT

       Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

       Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued

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market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

       FOREIGN CURRENCY TRANSACTIONS

       Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

       PASSIVE FOREIGN INVESTMENT COMPANIES

       A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

       A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

       FOREIGN WITHHOLDING TAXES

       Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

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       Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

       OPTIONS AND HEDGING TRANSACTIONS

       The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

       Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

       Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

       A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

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       Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

       Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

       Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

       OTHER INVESTMENT COMPANIES

       It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

       SALE OR OTHER DISPOSITION OF SHARES

       Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

       In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

       BACKUP WITHHOLDING

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       Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

       FOREIGN SHAREHOLDERS

       Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

       The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

       OTHER TAXES

       Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

       Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                       P (1 + T) (TO THE POWER OF n) = ERV

Where:  P      = a hypothetical initial payment of $1,000,
        T      = the average annual total return,
        n      = the number of years, and

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        ERV    = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

       These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

       Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                   P (1 + T) (TO THE POWER OF n) = ATV SUB(D)

Where:  P            =  a hypothetical initial payment of $1,000,
        T            =  the average annual total return (after taxes on
                        distributions),
        n            =  the number of years, and
        ATV SUB(D)   =  ending value of a hypothetical $1,000 payment made at
                        the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

       All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

       Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                   P (1 + T) (TO THE POWER OF n) = ATV SUB(DR)

Where:  P            = a hypothetical initial payment of $1,000,
        T            = the average annual total return (after taxes on
                       distributions),
        n            = the number of years, and
        ATV SUB(DR)  = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

       All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

30-DAY YIELD FOR CERTAIN FUNDS

Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                             Yield= 2[(a - b + 1)(TO THE POWER OF 6) - 1]
                                       -----
                                        cd

Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

       Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

       For purposes of this calculation, it is assumed that each month contains 30 days.

       Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

DIVIDEND YIELD

       A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

       Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

       Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

       In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I and Class R Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

       In February 1998, the Funds redesignated Adviser Class shares as Class A shares. In March 1999, the Funds introduced Class B shares. CDSC of 5.00% applies for all Class B shares redeemed in the first year, declining to 1.00% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of Fund expenses only, and do not deduct a CDSC. In June 1998, the Funds introduced Class C shares. CDSC applies for all Class C shares redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of Fund expenses only, and do not deduct a CDSC.

       The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended May 31, 2004, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to the latest fiscal year end, is as follows:

TOTAL RETURN QUOTATIONS AS OF MAY 31, 2004:

CLASS I

                                                                     SINCE      INCEPTION
          FUND NAME               1 YEAR    5 YEARS     10 YEARS   INCEPTION     DATE(1)
          ---------               ------    -------     --------   ---------    ----------
Balanced                            9.65%      1.83%        8.70%         --    01/03/1992
Equity Income                      16.10%     (5.03)%       7.47%         --    01/03/1992
Growth                             14.34%     (5.65)%       8.32%         --    01/04/1994
Small Company                      25.75%      8.44%       13.60%         --    01/04/1994
Value Opportunity                  15.28%      0.77%          --        3.85%   02/02/1998
Index Plus LargeCap                16.69%     (1.81)%         --        7.25%   12/10/1996
Index Plus MidCap                  24.61%     10.58%          --       11.82%   02/03/1998
Index Plus SmallCap                29.35%      9.17%          --        6.82%   02/03/1998
Strategic Allocation Growth        15.05       0.03%          --        7.59%   01/04/1995

Strategic Allocation Balanced      11.47%      1.11%          --        7.06%   01/04/1995
Strategic Allocation Income         7.57%      2.81%          --        7.07%   01/04/1995

CLASS A (ASSUMING PAYMENT OF THE FRONT-END SALES LOAD):

                                                                     SINCE      INCEPTION
          FUND NAME               1 YEAR    5 YEARS     10 YEARS   INCEPTION     DATE(1)
          ---------               ------    -------     --------   ---------    ----------
BALANCED
Class A                             3.09%      0.39%        7.58%         --    01/03/1992
Class A (after taxes on
distributions)                      2.66%     (0.93)%       5.39%         --
Class A (after taxes on
distributions and sale of
Fund shares)                        2.14%     (0.35)%       5.38%         --
EQUITY INCOME
Class A                             9.11%     (6.38)%       6.39%         --    01/03/1992
Class A (after taxes on
distributions)                      9.02%     (7.82)%       3.90%         --
Class A (after taxes on
distributions and sale of
Fund shares)                        5.92%     (5.84)%       4.45%         --
GROWTH
Class A                             7.39%     (7.00)%       7.23%         --    01/04/1994
Class A (after taxes on
distributions)                      7.39%     (8.43)%       5.17%         --
Class A (after taxes on
distributions and sale of
Fund shares)                        4.79%     (6.21)%       5.38%         --
INDEX PLUS LARGECAP
Class A                            12.91%     (2.67)%         --        5.80%   02/03/1997
Class A (after taxes on
distributions)                     12.80%     (2.85)%         --        5.00%
Class A (after taxes on
distributions and sale of
Fund shares)                        8.52%     (2.35)%         --        4.52%
SMALL COMPANY
Class A                            18.24%      6.89%       12.47%         --    01/04/1994
Class A (after taxes on
distributions)                     18.24%      5.82%        9.59%         --
Class A (after taxes on
distributions and sale of
Fund shares)                       11.83%      5.24%        9.15%         --
STRATEGIC ALLOCATION GROWTH
Class A                             8.12%     (1.39)%         --        2.36%   01/20/1997
Class A (after taxes on
distributions)                      7.99%     (2.22)%         --        0.64%
Class A (after taxes on
distributions and sale of
Fund shares)                        5.47%     (1.63)%         --        1.09%
STRATEGIC ALLOCATION BALANCED
Class A                             4.74%     (0.35)%         --        2.60%   01/20/1997
Class A (after taxes on
distributions)                      4.53%     (1.25)%         --        1.09%

Class A (after taxes on
distributions and sale of
Fund shares)                        3.22%     (0.81)%         --        1.38%
STRATEGIC ALLOCATION INCOME
Class A                             1.13%      1.33%          --        3.43%   01/20/1997
Class A (after taxes on
distributions)                      0.84%      0.20%          --        1.65%
Class A (after taxes on
distributions and sale of
Fund shares)                        0.83%      0.45%          --        1.90%
INDEX PLUS MIDCAP
Class A                            20.54%      9.61%          --        10.99%  02/03/1998
Class A (after taxes on
distributions)                     20.52%      7.34%          --        9.15%
Class A (after taxes on
distributions and sale of
Fund shares)                       13.37%      6.88%          --        8.45%
INDEX PLUS SMALLCAP
Class A                            25.14%      8.20%          --        6.02%   02/03/1998
Class A (after taxes on
distributions)                     25.14%      8.16%          --        5.97%
Class A (after taxes on
distributions and sale of
Fund shares)                       16.36%      7.11%          --        5.20%
VALUE OPPORTUNITY
Class A                             8.42%     (0.65)%         --        2.64%   02/02/1998
Class A (after taxes on
distributions)                      8.37%     (1.81)%         --        1.68%
Class A (after taxes on
distributions and sale of
Fund shares)                        5.52%     (0.99)%         --        1.89%

CLASS B (ASSUMING PAYMENT OF THE CDSC):

          FUND NAME               1 YEAR    5 YEARS     SINCE INCEPTION     INCEPTION DATE(1)
          ---------               ------    -------     ---------------     -----------------
Balanced                            3.51%      0.50%         1.27%             03/01/1999
Equity Income                      10.07%     (6.26)%       (5.07)%            03/01/1999
Growth                              8.17%     (6.89)%       (5.90)%            03/01/1999
Index Plus LargeCap                10.61%     (3.19)%       (2.14)%            03/01/1999
Small Company                      19.57%      7.05%         9.18%             03/01/1999
Strategic Allocation Growth         8.98%     (1.03)%        0.31%             03/01/1999
Strategic Allocation Balanced       5.42%     (0.25)%        0.95%             03/01/1999
Strategic Allocation Income         1.52%      1.42%         2.26%             03/01/1999
Index Plus MidCap                  18.42%      9.17%        10.47%             03/01/1999
Index Plus SmallCap                23.12%      7.77%         9.12%             03/01/1999
Value Opportunity                   9.34%     (0.54)%        1.09%             03/01/1999

CLASS C (ASSUMING PAYMENT OF THE CDSC)

          FUND NAME               1 YEAR    5 YEARS     SINCE INCEPTION     INCEPTION DATE(1)
          ---------               ------    -------     ---------------     -----------------
Balanced                            7.59%      0.81%         1.81%             06/30/1998
Equity Income                      14.00%     (5.96)%       (4.21)%            06/30/1998
Growth                             12.20%     (6.61)%       (3.35)%            06/30/1998

          FUND NAME               1 YEAR    5 YEARS     SINCE INCEPTION     INCEPTION DATE(1)
          ---------               ------    -------     ---------------     -----------------
Index Plus LargeCap                14.86%     (2.55)%        0.43%             06/30/1998
Small Company                      23.53%      7.33%         5.81%             06/30/1998
Strategic Allocation Growth        12.95%     (0.97)%       (0.88)%            06/30/1998
Strategic Allocation Balanced       9.43%      0.11%        (0.14)%            06/30/1998
Strategic Allocation Income         5.45%      1.77%         1.60%             06/30/1998
Index Plus MidCap                  22.76%      9.75%        10.18%             06/30/1998
Index Plus SmallCap                27.34%      8.32%         5.30%             06/30/1998
Value Opportunity                  13.29%     (0.21)%        1.43%             06/30/1998

CLASS R

          FUND NAME               1 YEAR   SINCE INCEPTION   INCEPTION DATE(1)
          ---------
INDEX PLUS LARGECAP                   --        4.81%           12/08/2003
INDEX PLUS MIDCAP                     --       12.00%           10/24/2003
Index Plus SmallCap                   --        5.58%           12/08/2003


(1) The inception dates above represent the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

                                    CUSTODIAN

       The Bank of New York, One Wall Street, New York, New York, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

       DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent dividend-paying agent to the Funds.

                                  LEGAL COUNSEL

       Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       KPMG LLP serves as an independent registered public accounting firm for the Fund. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110.

                              FINANCIAL STATEMENTS

       The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the fiscal year ended May 31, 2004 are incorporated by reference into this SAI. The company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                       APPENDIX A: PROXY VOTING PROCEDURES

                                    ING FUNDS


                     PROXY VOTING PROCEDURES AND GUIDELINES
                          Effective as of July 29, 2003
               As amended September 24, 2003 and December 17, 2003


I.     INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.    DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

III.   APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser's proxy procedures.

       A.     Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

       B.     Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

              1.     Votes in Accordance with Agent Recommendation

              In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

              2.     Non-Votes

              The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

              3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

              If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will request that each member of the Proxy Group and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined the Adviser's proxy voting procedures), in substantially the form attached hereto as Exhibit 2.

              If Counsel determines that a conflict of interest appears to exist with respect to any of member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or an Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist.

              If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.     CONFLICTS OF INTEREST

In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote in accordance with the Guidelines, or the Agent's recommendation, where applicable, so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.    REPORTING AND RECORD RETENTION

       A.     Reporting by the Funds
              Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

       B.     Reporting to the Boards
              At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal (1) that was voted contrary to the Guidelines or the recommendation of the Agent, if applicable; and (2) for which the Proxy Group initially recommended a vote contrary to the Guidelines, or the recommendation of the Agent where applicable, but which was ultimately voted in accordance with the Guideline or the recommendation of the Agent in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending a vote, contrary to the Guidelines or the recommendation of the Agent, if applicable.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.


Effective: July 29, 2003

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal?
     EXPLANATION:
                                                                  YES     NO
                                                                  / /     / /

2. To your knowledge, (1) does any ING Entity have a material business relationship with the Issuer or (2) is any ING Entity actively seeking to have a material business relationship with the Issuer?
     EXPLANATION:
                                                                  YES     NO
                                                                  / /     / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
     EXPLANATION:
                                                                  YES     NO
                                                                  / /     / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
     EXPLANATION:
                                                                  YES     NO
                                                                  / /     / /

NAME:                                              DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the issuer; (B) any company 5 % or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the issuer; (D) any officer, director, partner, copartner, or employee of the issuer; (E) if the issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC., ING Funds Distributor, LLC, Aeltus Investment Management, Inc., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, subsidiary or parent, or company under common control.

MATERIAL BUSINESS RELATIONSHIP means (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER.

** PLEASE FAX OR EMAIL TO KARLA BOS AT 480-477-2744 OR karla.bos@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY


                             PROXY VOTING PROCEDURES
                    Effective as of July 10, 2003, as amended


I.     INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to proxies for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.    ROLES AND RESPONSIBILITIES

       A.     Proxy Coordinator

       The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

       B.     Agent

       An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

       The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

       The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

       C.     Proxy Group

       The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

       A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

       A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

       For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any,
       (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

       If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

       If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

       D.     Investment Professionals

       The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.   VOTING PROCEDURES

       A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

       B.     Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

       C.     Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

              1.     Votes in Accordance with Agent Recommendation

              In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

              2.     Non-Votes

              The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

              3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

              If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

              4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.    CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.     REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

         NAME                               TITLE OR AFFILIATION
Stanley D. Vyner           Chief Investment Risk Officer and Executive Vice
                           President of ING Investments, LLC

Karla J. Bos               Acting Proxy Coordinator

Maria Anderson             Assistant Vice President - Manager Fund Compliance of
                           ING Funds Services, LLC

Michael J. Roland          Executive Vice President and Chief Financial Officer
                           of ING Investments, LLC

Todd Modic                 Vice President of Financial Reporting - Fund
                           Accounting of ING Funds Services, LLC

Theresa K. Kelety, Esq.    Counsel, ING Americas US Legal Services


Effective as of April 21, 2004

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 29, 2003
               As amended September 24, 2003 and December 17, 2003


I.     INTRODUCTION

The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives.

II.    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Voting on director nominees in uncontested elections                Case-by-Case

Separating Chairman and CEO                                         Case-by-Case

Shareholder proposals seeking a majority of independent directors       For

Shareholder proposals asking that board audit, compensation,            For
and/or nominating committees be composed exclusively of
independent directors

Shareholder proposals requiring directors to own a minimum amount   Case-by-Case
of company stock in order to qualify as a director or to remain on the board

Term of Office

   -  Shareholder proposals to limit the tenure of outside            Against
      directors

Age Limits

   -  Shareholder proposals to impose a mandatory retirement age        For
      for outside directors

Director and Officer Indemnification and Liability Protection       Case-by-Case

   -  Limit or eliminate entirely directors' and officers'            Against
      liability for monetary damages for violating the duty of
      care

   -  Proposals that would expand coverage beyond just legal          Against
      expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

   -  Proposals providing such expanded coverage in cases when a        For
      director's or officer's legal defense was unsuccessful if:

     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     (2)  Only if the director's legal expenses would be covered

PROXY CONTESTS

Voting for director nominees in contested elections                 Case-by-Case

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
Reimburse proxy solicitation expenses                               Case-by-Case

AUDITORS

Ratifying Auditors                                                      For

Non-Audit Services

   -  Approval of auditors when total non-audit fees exceed the     Case-by-Case
      total of audit fees, audit-related fees and permissible tax fees

Auditor Independence

   -  Shareholder proposals asking companies to prohibit their      Case-by-Case
      auditors from engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

   -  Shareholder proposals asking for mandatory audit firm           Against
      rotation

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

   -  Proposals to classify                                           Against

   -  Proposals to repeal classified boards and to elect all            For
      directors annually

Shareholder Ability to Remove Directors

   -  Proposals that provide that directors may be removed only       Against
      for cause

   -  Proposals to restore shareholder ability to remove directors      For
      with or without cause

   -  Proposals that provide that only continuing directors may       Against
      elect replacement to fill board vacancies

   -  Proposals that permit shareholders to elect directors to          For
      fill board vacancies

Cumulative Voting

   -  Proposals to eliminate cumulative voting                        Against

   -  Proposals to restore or permit cumulative voting              Case-by-Case

Shareholder Ability to Call Special Meetings

   -  Proposals to restrict or prohibit shareholder ability to        Against

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
      call special meetings

   -  Proposals that remove restrictions on the right of                For
      shareholders to act independently of management

Shareholder Ability to Act by Written Consent

   -  Proposals to restrict or prohibit shareholder ability to        Against
      take action by written consent

   -  Proposals to allow or make easier shareholder action              For
      by written consent

Shareholder Ability to Alter the Size of the Board

   -  Proposals that seek to fix the size of the board              Case-by-Case

   -  Proposals that give management the ability to alter the size    Against
      of the board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

   -  Proposals that ask a company to submit its poison pill for        For
      shareholder ratification

   -  Shareholder Proposals to redeem a company's poison pill       Case-by-Case

   -  Management Proposals to ratify a poison pill                  Case-by-Case

Fair Price Provisions

   -  Proposals to adopt fair price provisions                      Case-by-Case

   -  Fair price provisions with shareholder vote requirements        Against
      greater than a majority of disinterested shares

Greenmail

   -  Proposals to adopt antigreenmail charter or bylaw amendments      For
      or otherwise restrict a company's ability to make greenmail payments

   -  Antigreenmail proposals when they are bundled with other      Case-by-Case
      charter or bylaw amendments

Pale Greenmail                                                      Case-by-Case

Unequal Voting Rights

   -  Dual-class exchange offers                                      Against

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
   -  Dual-class recapitalizations                                    Against

Supermajority Shareholder Vote Requirement to Amend the Charter or
Bylaws

   -  Management proposals to require a supermajority shareholder     Against
      to approve charter and bylaw amendments

   -  Shareholder proposals to lower supermajority shareholder          For
      vote requirements for charter and bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

   -  Management proposals to require a supermajority shareholder     Against
      vote to approve mergers and other significant business
      combinations

   -  Shareholder proposals to lower supermajority shareholder          For
      vote requirements for mergers and other significant business combinations

White Squire Replacements                                               For

MISCELLANEOUS GOVERNANCE PROVISIONS

Shareholder proposals to adopt confidential voting, use                 For
independent tabulators, and use independent inspectors of election

Management proposals to adopt confidential voting                       For

Equal Access

   -  Shareholder proposals that would allow significant company        For
      shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on
      proxy proposals and director nominees, and in order to
      nominate their own candidates to the board

Bundled or "Conditioned" Proxy Proposals                            Case-by-Case

Shareholder Advisory Committees                                     Case-by-Case

CAPITAL STRUCTURE

Common Stock Authorization

   -  Proposals to increase the number of shares of common stock,   Case-by-Case
      taking into consideration whether intention exists to
      significantly dilute shareholders proportionate

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
      interest or to be unduly dilutive to shareholders'
      proportionate interest

   -  Proposals to increase the number of authorized shares of the    Against
      class of stock that has superior voting rights in companies that have dual-class capitalization structures

Stock Distributions: Splits and Dividends

   -  Management proposals to increase common share authorization       For
      for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares
      available for issuance given a company's industry and
      performance in terms of shareholder returns

Reverse Stock Splits

   -  Management proposals to implement a reverse stock split when      For
      the number of shares authorized for issue is proportionately reduced

   -  Proposals to implement a reverse stock split that do not      Case-by-Case
      proportionately reduce the number of shares of authorized
      for issue

Preferred Stock

   -  Proposals authorizing the creation of new classes of            Against
      preferred stock with unspecified voting, conversion,
      dividend distribution, and other rights ("blank check"
      preferred stock)

   -  Proposals to create blank check preferred stock in cases          For
      where the company expressly states that the stock will not be used as a takeover defense

   -  Proposals to authorize preferred stock in cases where the         For
      company specified the voting, dividend, conversion, and
      other rights of such stock and the terms of the preferred
      stock appear reasonable

   -  Proposals to increase the number of blank check preferred     Case-by-Case
      shares after analyzing the number of preferred shares
      available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock               For
placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock            For

Shareholder Proposals that Seek Preemptive Rights                   Case-by-Case

Debt Restructuring                                                  Case-by-Case

Share Repurchase Programs                                               For

Tracking Stock                                                      Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION                                 Case-by-Case

Management Proposals Seeking Approval to Reprice Options            Case-by-Case

Director Compensation                                               Case-by-Case

Employee Stock Purchase Plans                                       Case-by-Case

OBRA-Related Compensation Proposals

   -  Amendments that Place a Cap on Annual Grants or Amend             For
      Administrative Features

   -  Amendments to Add Performance-Based Goals                         For

   -  Amendments to Increase Shares and Retain Tax Deductions       Case-by-Case
      Under OBRA

   -  Approval of Cash or Cash-and-Stock Bonus Plan                     For

Shareholder Proposals to Limit Executive and Director Pay

   -  Proposals that seek additional disclosure of director pay         For
      information

   -  Proposals that seek additional disclosure of executive pay        For
      information

   -  All other proposals that seek to limit executive and          Case-by-Case
      director pay

Golden and Tin Parachutes

   -  Shareholder proposals to have golden and tin parachutes           For
      submitted for shareholder ratification

   -  All proposals to ratify or cancel golden or tin parachutes    Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                  For

401(k) Employee Benefit Plans                                           For

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
Shareholder proposals to expense stock options, unless company has      For
already publicly committed to expensing options by a specific date

STATE OF INCORPORATION

Voting on State Takeover Statutes                                   Case-by-Case

Voting on Reincorporation Proposals                                 Case-by-Case

MERGERS AND CORPORATE RESTRUCTURINGS

Mergers and Acquisitions                                            Case-by-Case

Corporate Restructuring                                             Case-by-Case

Spinoffs                                                            Case-by-Case

Asset Sales                                                         Case-by-Case

Liquidations                                                        Case-by-Case

Appraisal Rights                                                        For

Changing Corporate Name                                                 For

Adjournment of Meeting

   -  Proposals to adjourn a meeting when the primary proposal is       For
      also voted FOR

MUTUAL FUND PROXIES

Election of Directors                                               Case-by-Case

Converting Closed-end Fund to Open-end Fund                         Case-by-Case

Proxy Contests                                                      Case-by-Case

Investment Advisory Agreements                                      Case-by-Case

Approving New Classes or Series of Shares                               For

Preferred Stock Proposals                                           Case-by-Case

1940 Act Policies                                                   Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction    Case-by-Case

Change Fundamental Investment Objective to Nonfundamental           Case-by-Case

Name Rule Proposals                                                 Case-by-Case

Disposition of Assets/Termination/Liquidation                       Case-by-Case

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
Changes to the Charter Document                                     Case-by-Case

Changing the Domicile of a Fund                                     Case-by-Case

Change in Fund's Subclassification                                  Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without         For
Shareholder Approval

Distribution Agreements                                             Case-by-Case

Master-Feeder Structure                                                 For

Mergers                                                             Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement     Against

Reimburse Shareholder for Expenses Incurred                         Case-by-Case

Terminate the Investment Advisor                                    Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES                                     Case-by-Case

GLOBAL PROXIES

While a number of the foregoing Guidelines may be applied to both
U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Routine Management Proposals                                            For

   -  The opening of the shareholder meeting                            For

   -  That the meeting has been convened under local regulatory         For
      requirements

   -  The presence of quorum                                            For

   -  The agenda for the shareholder meeting                            For

   -  The election of the chair of the meeting                          For

   -  The appointment of shareholders to co-sign the minutes of         For
      the meeting

   -  Regulatory filings (E.G., to effect approved share                For
      issuances)

   -  The designation of inspector or shareholder                       For
      representative(s) of minutes of meeting

   -  The designation of two shareholders to approve and                For

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
      sign minutes of meeting

   -  The allowance of questions                                        For

   -  The publication of minutes                                        For

   -  The closing of the shareholder meeting                            For

   -  Other similar routine management proposals                        For

Discharge of Management/Supervisory Board Members

   -  Management proposals seeking the discharge of management and      For
      supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other
      shareholders

Director Remuneration                                               Case-by-Case

   -  Proposals to approve the remuneration of directors as long        For
      as the amount is not excessive and there is no evidence of abuse

Approval of Financial Statements and Director and Auditor Reports

   -  Management proposals seeking approval of financial accounts       For
      and reports, unless there is concern about the company's
      financial accounts and reporting

Remuneration of Auditors

   -  Proposals to authorize the board to determine the                 For
      remuneration of auditors, unless there is evidence of
      excessive compensation relative to the size and nature of
      the company

Indemnification of Auditors                                           Against

Allocation of Income and Dividends

   -  Management proposals concerning allocation of income and the      For
      distribution of dividends, unless the amount of the
      distribution is consistently and unusually small or large

Stock (Scrip) Dividend Alternatives                                     For

   -  Stock (scrip) dividend proposals that do not allow for a        Against
      cash option unless management demonstrates that the cash
      option is harmful to shareholder value

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
Debt Issuance Requests                                              Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

   -  Debt issuances for companies when the gearing level is            For
      between zero and 100 percent

   -  Proposals where the issuance of debt will result in the       Case-by-Case
      gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

   -  Adoption of financing plans if they are in the best economic      For
      interests of shareholders

Related Party Transactions                                          Case-by-Case

   -  Approval of such transactions unless the agreement requests       For
      a strategic move outside the company's charter or contains unfavorable terms

Capitalization of Reserves

   -  Proposals to capitalize the company's reserves for bonus          For
      issues of shares or to increase the par value of shares

Amendments to Articles of Association                               Case-by-Case

   -  That are editorial in nature                                      For

   -  Where shareholder rights are protected                            For

   -  Where there is negligible or positive impact on shareholder       For
      value

   -  For which management provides adequate reasons for the            For
      amendments

   -  Which the company is required to do so by law (if                 For
      applicable)

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.
(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 30, 2004

                              ING SERIES FUND, INC.

CLASS A, CLASS B, CLASS C AND CLASS I SHARES OF ING GLOBAL SCIENCE AND TECHNOLOGY FUND (FORMERLY ING TECHNOLOGY FUND).

       This Statement of Additional Information (the "SAI") is not a Prospectus, but is incorporated by reference in, and should be read in conjunction with, the current Class A, Class B and Class C Prospectus and the Class I Prospectus, each dated September 30, 2004, for ING Global Science and Technology Fund, a series of ING Series Fund, Inc. (the "Company"), which have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

       The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. The Company currently has authorized the following series:

                          ING International Growth Fund
                                 ING Growth Fund
                             ING Small Company Fund
      ING Global Science and Technology Fund (formerly ING Technology Fund)
                          ING Index Plus LargeCap Fund
                           ING Index Plus MidCap Fund
                          ING Index Plus SmallCap Fund
                           ING Value Opportunity Fund
                                ING Balanced Fund
          ING Equity Income Fund (formerly ING Growth and Income Fund)
                                  ING Bond Fund
                               ING Government Fund
                          ING Aeltus Money Market Fund
                      ING Strategic Allocation Growth Fund
                     ING Strategic Allocation Balanced Fund
                      ING Strategic Allocation Income Fund

       This SAI discusses only ING Global Science and Technology Fund ("Fund").

       The Fund's Financial Statements and the independent auditors' reports thereon, included in the Annual Reports dated May 31, 2004 are incorporated by reference in this SAI. A free copy of the Annual Report and each Prospectus is available upon request by writing to: ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, AZ 85258-2034, or by calling: 1-800-992-0180.

                                TABLE OF CONTENTS

HISTORY OF ING SERIES FUND, INC.                                               3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES                                4
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                    50
INVESTMENT ADVISORY AGREEMENTS                                                51
EXPENSE LIMITATION AGREEMENT                                                  53
SUB-ADVISORY AGREEMENTS                                                       54
PROXY VOTING PROCEDURES                                                       56
ADMINISTRATIVE SERVICES AGREEMENT                                             57
PRINCIPAL UNDERWRITER                                                         58
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS                           59
PURCHASE AND REDEMPTION OF SHARES                                             63
BROKERAGE ALLOCATION AND TRADING POLICIES                                     65
CODE OF ETHICS                                                                68
NET ASSET VALUE                                                               69
CALCULATION OF PERFORMANCE DATA                                               77
PERFORMANCE COMPARISONS                                                       79
CUSTODIAN                                                                     81
TRANSFER AGENT                                                                81
LEGAL COUNSEL                                                                 81
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 81
FINANCIAL STATEMENTS                                                          81
APPENDIX A: PROXY VOTING PROCEDURES                                           82

                        HISTORY OF ING SERIES FUND, INC.

       The Company is a Maryland Corporation registered as a diversified, open-end management investment company. The Company was organized in June 1991 and currently consists of the following separately managed series:

                                    FUND NAME

                            ING International Growth Fund
                            ING Growth Fund
                            ING Small Company Fund
                            ING Global Science and Technology Fund
                            ING Index Plus LargeCap Fund
                            ING Index Plus MidCap Fund
                            ING Index Plus SmallCap Fund
                            ING Value Opportunity Fund
                            ING Balanced Fund
                            ING Equity Income Fund
                            ING Bond Fund
                            ING Government Fund
                            ING Aeltus Money Market Fund
                            ING Strategic Allocation Growth Fund
                            ING Strategic Allocation Balanced Fund
                            ING Strategic Allocation Income Fund

       INCORPORATION The Company was incorporated under the laws of Maryland on June 17, 1991.

       SERIES AND CLASSES The Company currently offers multiple series. Only ING Global Science and Technology Fund is offered through this SAI and the corresponding Prospectuses.

       The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to:
(a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class;
(d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class A, B, C and I shares are offered through this SAI and the corresponding Prospectuses.

       CAPITAL STOCK Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that the Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of the Fund has the same rights to share in dividends declared by the Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

       VOTING RIGHTS Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

       SHAREHOLDER MEETINGS The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (the "1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

       1940 ACT CLASSIFICATION The Company is a diversified, open-end management investment company, as those terms are defined under the 1940 Act. The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

       The Funds have adopted the following investment restrictions as fundamental policies that cannot be changed without the approval by the holders of a majority (as defined in the 1940 Act) of the Funds' outstanding shares, which means the lesser of (1) 67% or more of the shares of a Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

       As a matter of fundamental policy, the Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, although the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Further, ING Global Science and Technology Fund will classify science and technology stocks as separate industries according to service type, including, but not limited to, semiconductors, biotechnology, pharmaceuticals, telecom, and internet software and services.

(3) make loans, except that, to the extent appropriate under its investment program, the Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) the Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv)(iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or
       (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if the Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) the Fund may enter into certain futures contracts and options related thereto; (ii) the Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv)(iv) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (the "1933 Act").

       The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. The Fund will not:


(1)    invest in companies for the purpose of exercising control or management;

(2) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(3) invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC ("ING Investments"), the Fund's investment adviser or the applicable Sub-Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(4) invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation ("S&P") or Baa3 by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, considered by the applicable Sub-Adviser to be of comparable quality).

       Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number
(2), industry classifications for the Fund are determined in accordance with the classifications established by Bloomberg Industry Group. The Sub-Adviser believes that the industry characteristics they have selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

       The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the science and technology sectors. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

The chart below sets out certain investment techniques that the Fund may employ. Descriptions of these techniques and associated risk factors follow the chart.

                                                           GLOBAL SCIENCE AND
             ASSET CLASSES/ INVESTMENT TECHNIQUES            TECHNOLOGY FUND
         ----------------------------------------------   --------------------
         EQUITIES
         Common Stock                                              X
         Convertible Securities                                    X
         Preferred Stock                                           X
         FOREIGN INVESTMENTS
         ADRs / EDRs/ GDRs                                         X
         Eurodollar Convertible Securities                         X
         Eurodollar/Yankee                                         X
         Dollar Instruments
         Foreign Currency Exchange Transactions                    X
         Foreign and Emerging Market Securities(1)                 X
         International Debt Securities(2)                          X
         FIXED INCOME
         Credit-Linked Notes
         Corporate Debt Securities(3)                              X
         Floating or Variable Rate Instruments(4)                  X
         GNMA Certificates

----------
(1) Because the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund, except ING Global Science and Technology Fund, will not invest more than 20% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof).
(2) ING Global Science and Technology Fund may only invest in investment grade debt securities, which are debt securities with a Standard & Poor's Corporation (S&P) or Moody's Investor's Service, Inc. (Moody's) rating of BBB/Baa or above or, if unrated, are considered by BlackRock to be of comparable quality.
(3) While corporate debt securities generally have maturities of ten years or more, the Funds may purchase corporate debt securities which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by the S&P or "Aa" or higher by Moody's.
(4) Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and
     (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be received through demand.

                                                           GLOBAL SCIENCE AND
            ASSET CLASSES/ INVESTMENT TECHNIQUES             TECHNOLOGY FUND
         ----------------------------------------------   --------------------
         High Yield Securities(5)                                  X
         Mortgage Related Securities(6)                            X
         Municipal Securities
         Short-Term Investments                                    X
         Savings Association Obligations                           X
         Municipal Lease Obligations
         Subordinated Mortgage Securities
         Interest/Principal Only Stripped                          X
         Mortgage Backed Securities
         Tax Exempt Ind. Dev. Bonds & Pollution Control
         Bonds
         United States Government Securities                       X
         OTHER INVESTMENTS
         Asset Backed Securities (non-Mortgage)                    X
         Banking Industry Obligations                              X
         Derivatives(7)                                            X
         Dealer Options (8)                                        X
         Financial Futures Contracts and Related Options           X
         Foreign Currency Options                                  X
         Forward Currency Contracts                                X

----------

(5) The Fund will not invest more than 15% of the total value of their respective assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's, or, if unrated, considered by the applicable Sub-Adviser to be of comparable quality).

(6) The Fund may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).
(7) For purposes other than hedging, the Fund will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than described above, STRIPS (Separate Trading of Registered Interest and Principal Securities) and forward exchange contracts are not subject to this 30% limitation.

                                                           GLOBAL SCIENCE AND
            ASSET CLASSES/ INVESTMENT TECHNIQUES            TECHNOLOGY FUND
         ----------------------------------------------   --------------------
         Forward Foreign Currency Contracts                        X
         Index-, Currency-, and Equity-Linked Securities           X
         Options on Futures (8)                                    X
         Over the Counter Options                                  X
         Put and Call Options (9)                                  X
         Stock Index Options                                       X
         Straddles                                                 X
         Warrants                                                  X
         IPOs                                                      X
         Other Investment Companies                                X
         Private Funds                                             X
         Real Estate Securities                                    X

----------
(8) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets at market value at the time of entering into a contract and (b) no more than 5% of the assets at market value, at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.
(9) The Fund is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. The Fund may not buy options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened. The Fund will not write a call option on a security unless the call is "covered' (i.e. it already owns the underlying security). The Fund may purchase put options when ING Investments or the applicable Sub-Adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.

                                                           GLOBAL SCIENCE AND
            ASSET CLASSES/ INVESTMENT TECHNIQUES            TECHNOLOGY FUND
         ----------------------------------------------   --------------------
         Restricted and Illiquid Securities(10)                    X
         TBA Sale Commitments                                      X
         Zero Coupon and Pay-in-Kind                               X
         Supranational Agencies(11)                                X
         INVESTMENT TECHNIQUES
         Borrowing (12)                                            X
         Lending of Portfolio Securities(13)                       X
         Repurchase Agreements(14)                                 X
         Reverse Repurchase Agreements and
         Dollar Rolls                                              X
         Securities, Interest Rate and Currency Swaps              X
         Temporary Defensive Positions                             X
         Short Sales                                               X
         When-Issued Securities and Delayed-Delivery
         Transactions                                              X

(10) The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments or the applicable Sub-Adviser shall determine whether a particular security is deemed to be liquid based in the trading markets for the specific security and other factors.
(11) The Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government.
(12) The Fund may borrow up to 5% of the value of its assets from a bank for temporary or emergency purposes. The Fund may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings.
(13) The Fund may lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.
(14) Repurchase Agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.

EQUITY INVESTMENTS; CONVERTIBLES

COMMON AND PREFERRED STOCKS

       Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common stock and preferred stock are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

CONVERTIBLE SECURITIES

       A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Fund because the Fund purchase such securities for their equity characteristics.


FOREIGN INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS

       Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts ("ADRs"), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts ("EDRs"), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts ("GDRs"), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories.

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Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR CONVERTIBLE SECURITIES

       Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR/YANKEE DOLLAR INSTRUMENTS

       The Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

       The Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

       Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN AND EMERGING MARKET SECURITIES

       Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the

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volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund have entered into a contract to sell the security, could result in possible liability to the purchaser.

       As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

       Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

       Although the Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Fund on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

INTERNATIONAL DEBT SECURITIES

       International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds

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(including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

       In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

       Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

       RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

       The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund that invests in such countries. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

       Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of the Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

       BRADY BONDS. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

FIXED INCOME SECURITIES

DEBT SECURITIES

       The Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

CREDIT-LINKED NOTES

       A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specific credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Portfolio cannot assure that it can implement a successful strategy regarding this type of investment.

CORPORATE DEBT SECURITIES

       Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

FLOATING OR VARIABLE RATE INSTRUMENTS

       The Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and
(ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GNMA CERTIFICATES

       Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

       GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

       GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

       GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

       GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

       Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

       The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

       Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

       GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by the Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). ING Investments and the Sub-Adviser each does not believe that the Fund's NAV or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.

HIGH YIELD SECURITIES

       High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's, S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by the Sub-Adviser.

These securities include:

       (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;
       (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and
       (c)   any securities convertible into any of the foregoing.

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       Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in the Fund's NAVs. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing the Fund's objectives, ING Investments or the Sub-Adviser seeks to identify situations in which ING Investments or the Sub-Adviser believes that future developments will enhance the creditworthiness and the ratings of the issuer.

SOME OF THE RISKS ASSOCIATED WITH HIGH-YIELD BONDS INCLUDE:

       SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

       Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and the Fund's NAVs. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

       PAYMENT EXPECTATIONS High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

       LIQUIDITY AND VALUATION RISKS Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

       LIMITATIONS OF CREDIT RATINGS The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Sub-Adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of the Fund's investment objective may be more dependent on the Sub-Adviser's own credit analysis than might be the case for the Fund which does not invest in these securities.

MORTGAGE RELATED SECURITIES

       The Fund may invest in mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Federal mortgage-related securities include obligations issued or guaranteed by the GNMA, the Federal National Mortgage

Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "U.S. Government Securities."

       Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by the Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

       CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

       CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

       RISKS OF MORTGAGE RELATED INVESTMENT Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-

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backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. The Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

       Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

       In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

       The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund. Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

       Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

       MORAL OBLIGATION SECURITIES - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

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       INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS -These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

       MUNICIPAL LEASE OBLIGATIONS -These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. The Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

       The Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

       Short-Term Municipal Obligations - These securities include the following:

       TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

       REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

       BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

       CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

       SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SHORT-TERM INVESTMENTS

       BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

       The Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by the Fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

       For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

       In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

SAVINGS ASSOCIATION OBLIGATIONS

       The certificates of deposit (interest-bearing time deposits) in which the Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

MUNICIPAL LEASE OBLIGATIONS

       Municipal Lease Obligations -These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. The Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

SUBORDINATED MORTGAGE SECURITIES

       Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

       The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (I.E., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

       In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

       A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

       A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

       The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Fund seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

       The Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

       Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

UNITED STATES GOVERNMENT SECURITIES

       U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the length of their maturity and the dateof issuance. U.S. Government securities also include securities issued by instrumentalities of the U.S. Government. Securities issued by certain U.S. Government instrumentalities, such as the GNMA, are backed by the full faith and credit of the United States.
Securities issued by other instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States. Although under certain conditions certain of these authorities may borrow from the U.S. Treasury. If a Fund invests in a U.S. Government security that is not backed by the full faith and credit of the U.S., a Fund must look principally to the agency or instrumentality issuing or guaranteeing the U.S. Government Security for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the U.S. Government instrumentality does not meet its commitment. The Fund will invest in U.S. Government securities that are not backed by the full faith and credit of the United States only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities that are backed by the full faith and credit of the United States.

CREDIT LINKED NOTES

A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any Portfolio in accordance to the Fund's investment objective. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a high yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). A Fund cannot assure that it can implement a successful strategy regarding this type of investments.

OTHER INVESTMENTS

ASSET-BACKED SECURITIES (NON-MORTGAGE)

       The Fund may invest in non-mortgage asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

       Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

       The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

       The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS

       Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

       The Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by the Fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

       In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.


DERIVATIVES

       DEALER OPTIONS Certain risks are specific to dealer options and exchange-traded options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

       Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

       The Staff of the SEC takes the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

       FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

       The Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act (the "Act") by the Commodity Futures Trading Commission. The Fund has claimed an exclusion from the term "commodity pool operator" under the Act and is not subject to registration or regulations under the Act.

       A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

       Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

       The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to the Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

       When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for the Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

       Investments in futures contracts on fixed income securities involve the risk that if ING Investment's or the Sub-Adviser's judgment concerning the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

       Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

       Sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

       "Margin" is the amount of funds that must be deposited by the Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

       If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Fund. These daily payments to and from the Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily NAVs, the Fund will mark-to-market the current value of its open futures contracts. The Fund expects to earn interest income on its initial margin deposits.

       When the Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

       The Fund can buy and write (sell) options on futures contracts.

       POTENTIAL LACK OF A LIQUID SECONDARY MARKET Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

       The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

       FOREIGN CURRENCY OPTIONS

       The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

       FORWARD FOREIGN CURRENCY CONTRACTS

       Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. The Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. The Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Sub-Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

       Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

       The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

       At or before the maturity of a forward exchange contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

       The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

       Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

       INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

       "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

       Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

       OPTIONS ON FUTURES

       A futures option gives the Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Fund.

       OVER THE COUNTER OPTIONS

       The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. The Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

       PUT AND CALL OPTIONS

       A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. The Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments or the Sub-Adviser.

       The Fund will not write call options on when-issued securities. The Fund purchase call options on primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

       So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

       When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

       An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

       The Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that the Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, the Fund might occasionally not be able to close the option because of insufficient activity in the options market.

       In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

       If a put option is sold by the Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

       The purchase of put options may be used to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

       The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by the Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by the Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

       Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect a closing transaction at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

       FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association ("NFA"), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

       ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS CFTC regulations require that to prevent the Fund from being a commodity pool, the Fund enters into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, the Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of the Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

       Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

       The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

       At or before the maturity of a forward exchange contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.

The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

       The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

       Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

       SWAP TRANSACTIONS The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which the Fund may invest are described in the Prospectuses. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

       RISKS OF INVESTING IN OPTIONS There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

       A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

       In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or

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markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

WARRANTS

       A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

INITIAL PUBLIC OFFERINGS

       Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

       The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

       The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset bases are small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund's assets as it increases in size and, therefore, have a more limited effect on the Fund's performance.

       There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

OTHER INVESTMENT COMPANIES

       The Fund may invest up to 10% of its assets in other investment companies. The Fund may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

EXCHANGE TRADED FUNDS

       Exchange Traded Funds ("ETFs") are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

PRIVATE FUNDS

       U.S. or foreign private limited partnerships or other investment funds, which are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

       Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

       The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

       Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

       The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

       Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

       The Fund considers securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

REAL ESTATE SECURITIES

       Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

       Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

RESTRICTED AND ILLIQUID SECURITIES

       The Fund may invest in A restricted security or an illiquid security if the Investment Adviser or a Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.

       Because of the nature of these securities, a considerable period of time may elapse between the Fund's decision to dispose of these securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Fund in good faith pursuant to procedures adopted by the Company's Board.

       Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TBA SALE COMMITMENTS

       The Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. The Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

       Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

       The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

SUPRANATIONAL AGENCIES

       Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

INVESTMENT TECHNIQUES

BORROWING

       If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

       When the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

       Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

       In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Fund and are collateralized by cash, securities or letters of credit. The Fund might experience a loss if the financial institution defaults on the loan. The Fund seek to mitigate this risk through contracted indemnification upon default.

       The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS

       Repurchase agreements may be considered to be loans by the Fund for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

       Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

       In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

       Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for the Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund's NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase the Fund's yield in the manner described above; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

       Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which the Fund may invest are described in the Prospectuses. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

TEMPORARY DEFENSIVE POSITIONS

       The Fund may invest in short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Investment Adviser's or the Sub-Adviser's determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and (iv)(iv) to take a temporary defensive position. Although it is expected that the Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which the Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes;
(iv)(iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Fund will invest in short-term instruments that do not have a maturity of greater than one year.

SHORT SALES AGAINST THE BOX

       If the Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

TEMPORARY DEFENSIVE POSITIONS

       The Fund may invest in short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Investment Adviser's or the Sub-Adviser's determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. Although it is expected that the Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which the Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes;
(iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Fund will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

       In order to secure prices or yields deemed advantageous at the time the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Fund may also enter into forward commitments. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, the Fund may realize a capital gain or loss. When the Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

       When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

                               PORTFOLIO TURNOVER

       A change in securities held in the portfolio of the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Fund cannot accurately predict its turnover rate, however the rate will be higher when the Fund finds it necessary to change significantly its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains. The Fund's historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

       The rate of portfolio turnover increased during the fiscal year ended May 31, 2004 partially due to the restructuring of the Fund following the change in sub-adviser to BlackRock on January 1, 2004. In addition, the increase was due to the fact that BlackRock has a more active strategy than the previous sub-adviser. The Fund may engage in frequent trading of portfolio securities to achieve its primary investment strategies.

                             MANAGEMENT OF THE FUND

Set forth in the table below is information about each Director of the Company

                                                                                      NUMBER OF
                                             TERM OF                                  FUNDS IN
                                            OFFICE AND                              FUND COMPLEX
                              POSITION(S)   LENGTH OF                               OVERSEEN BY
                                 HELD         TIME        PRINCIPAL OCCUPATION(S)     DIRECTOR/       OTHER DIRECTORSHIPS HELD BY
   NAME, ADDRESS AND AGE       WITH FUND    SERVED(1)     DURING THE PAST 5 YEARS     TRUSTEE(2)           DIRECTOR/TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSON"

J. SCOTT FOX(3)               Director/    Since 1997    Vice Chairman and Chief         53        Mr. Fox serves as director of the
7337 E. Doubletree Ranch Rd.  Trustee                    Operating Officer, ING                    board of IPC Financial Network,
Scottsdale, Arizona 85258                                Investment Management                     Inc. (January 2001 to present);
Date of Birth: 02/01/1955                                (September 2002 to                        Director, Metro Hartford Chamber
                                                         present); President and                   of Commerce and The Greater
                                                         Chief Executive Officer                   Hartford Arts Council.
                                                         (April 2001 to Present),
                                                         Managing Director and
                                                         Chief Operating Officer
                                                         (April 1994 to April
                                                         2001), Aeltus Investment
                                                         Management, Inc.

THOMAS J. McINERNEY(4)        Director/    April 2002 -  Chief Executive Officer,        171       Director, Equitable Life
7337 E. Doubletree Ranch Rd.  Trustee      Present       ING U.S. Financial                        Insurance Co., Golden American
Scottsdale, Arizona 85258                                Services (September 2001                  Life Insurance Co., Life
Date of Birth: 05/05/1956                                - Present); Member, ING                   Insurance Company of Georgia,
                                                         Americas Executive                        Midwestern United Life Insurance
                                                         Committee (2001 -                         Co., ReliaStar Life Insurance
                                                         Present); ING Aeltus                      Co., Security Life of Denver,
                                                         Holding Company, Inc.                     Security Connecticut Life
                                                         (2000 - Present), ING                     Insurance Co., Southland Life
                                                         Retail Holding Company                    Insurance Co., USG Annuity and
                                                         (1998 - Present), and ING                 Life Company, and United Life and
                                                         Retirement Holdings, Inc.                 Annuity Insurance Co. Inc (March
                                                         (1997 - Present)                          2001 - Present); Member of the
                                                         Formerly, ING Life                        Board, Bushnell Performing Arts
                                                         Insurance and Annuity                     Center; St. Francis Hospital;
                                                         Company (September 1997 -                 National Conference of Community
                                                         November 2002 President,                  Justice; and Metro Atlanta
                                                         Chief Executive Officer                   Chamber of Commerce.
                                                         and Director of Northern
                                                         Life Insurance Company
                                                         (March 2001 - October
                                                         2002) General Manager and
                                                         Chief Executive Officer,
                                                         ING Worksite Division
                                                         (December 2000 - October
                                                         2001), President,
                                                         ING-SCI, Inc. (August
                                                         1997 - December 2000);
                                                         President, Aetna
                                                         Financial Services
                                                         (August 1997 - December
                                                         2000).

INDEPENDENT DIRECTORS/TRUSTEES

ALBERT E. DePRINCE, JR.       Trustee      June 1998 -   Director, Business and          53        Director, International Atlantic
7337 E. Doubletree Ranch Rd.               Present       Economic Research Center,                 Economic Society (October 2002 -
Scottsdale, Arizona 85258                                (August 1999 to August                    present); Academy of Economics
Date of Birth: 04/24/1941                                2002); and Professor of                   and Finance (February 2001 -
                                                         Economics and Finance,                    present).
                                                         Middle Tennessee State
                                                         University, August 1991
                                                         to present.

                                                                                      NUMBER OF
                                             TERM OF                                  FUNDS IN
                                            OFFICE AND                              FUND COMPLEX
                              POSITION(S)   LENGTH OF                               OVERSEEN BY
                                 HELD         TIME        PRINCIPAL OCCUPATION(S)     DIRECTOR/       OTHER DIRECTORSHIPS HELD BY
   NAME, ADDRESS AND AGE       WITH FUND    SERVED(1)     DURING THE PAST 5 YEARS     TRUSTEE(2)           DIRECTOR/TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
MARIA T. FIGHETTI             Trustee      April 1994 -  Retired. Formerly,              53        None
7337 E. Doubletree Ranch Rd.               Present       Attorney, New York City
Scottsdale, Arizona 85258                                Department of Mental
Date of Birth: 09/07/1943                                Health (June 1973 -
                                                         October 2002) and
                                                         Associate Commissioner
                                                         (1995 - 2002).

SIDNEY KOCH                   Trustee      April 1994 -  Financial Adviser,              53        Director, Northwest Center for
7337 E. Doubletree Ranch Rd.               Present       self-employed, January                    the Arts, Torrington, CT.
Scottsdale, Arizona 85258                                1993 to present.
Date of Birth: 04/22/1935

CORINE T. NORGAARD            Trustee      June 1991 -   Retired. Formerly, Dean         53        Director/Trustee, Mass Mutual
7337 E. Doubletree Ranch Rd.               Present       of the Barney School of                   Corporate and Participation
Scottsdale, Arizona 85258                                Business, University of                   Investors (April 1997 - Present);
Date of Birth: 06/20/1937                                Hartford (August 1996 to                  Director, Advest Trust Company
                                                         May 2004).                                (1998 - Present); Director,
                                                                                                   Connecticut Health Foundation
                                                                                                   (2002 - Present).

EDWARD T. O'DELL              Trustee      June 2002 -   Retired. Formerly,              53        None
7337 E. Doubletree Ranch Rd.               Present       Partner/Chairman,
Scottsdale, Arizona 85258                                Financial Service's
Date of Birth: 11/26/1935                                Group, Goodwin Procter
                                                         LLP (June 1966 to
                                                         September 2000).

JOSEPH E. OBERMEYER           Trustee      January 2003  President, Obermeyer &          53        None
7337 E. Doubletree Ranch Rd.               - Present     Associates, Inc.
Scottsdale, Arizona 85258                                (Consulting firm)(1999 to
Date of Birth: 10/24/1957                                present) and Senior
                                                         Manager, Arthur Andersen,
                                                         LLP (1995 - October
                                                         1999).

(1) Directors/Trustees serve until their successors are duly elected and qualified.

(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, ING Partners, Inc.; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

(3) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with ING IM, an affiliate of ING Investments, LLC.

(4) Mr. McInerney is deemed to be an "interested person" as defined by the 1940 Act, because of his affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

OFFICERS

       Information about the ING Funds' officers are set forth in the table below:

                                                            TERM OF OFFICE AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE         POSITIONS HELD WITH THE FUND  TIME SERVED (1)                      THE LAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY             President, Chief Executive    March 2002 - Present          President and Chief Executive
7337 E. Doubletree Ranch Rd.  Officer and Chief Operating                                 Officer, ING Investments, LLC(2)
Scottsdale, Arizona 85258     Officer                                                     (December 2001 - Present). Formerly,
Date of Birth: 04/09/1949                                                                 Senior Executive Vice President and
                                                                                          Chief Operating Officer, ING
                                                                                          Investments, LLC(2) (April 1995 -
                                                                                          December 2000); and Executive Vice
                                                                                          President, ING Investments, LLC(2)
                                                                                          (May 1998 - June 2000).

MICHAEL J. ROLAND             Principal Financial Officer   March 2002 - Present          Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.                                                              Financial Officer and Treasurer, ING
Scottsdale, Arizona 85258     Executive Vice President and  April 2002 - Present          Investments, LLC(2) (December 2001 -
Date of Birth: 05/30/1958     Assistant Secretary                                         Present). Formerly, Senior Vice
                                                                                          President, ING Investments, LLC(2)
                                                                                          (June 1998 - December 2001).

STANLEY D. VYNER              Executive Vice President      March 2002 - Present          Executive Vice President, ING
7337 E. Doubletree Ranch Rd.                                                              Investments, LLC(2) (July 2000 -
Scottsdale, Arizona 85258                                                                 Present) and Chief Investment Risk
Date of Birth: 05/14/1950                                                                 Officer (June 2003 - Present).
                                                                                          Formerly, Chief Investment Officer of
                                                                                          the International Portfolios, ING
                                                                                          Investments, LLC(2) (July 1996 - June
                                                                                          2003); and President and Chief
                                                                                          Executive Officer, ING Investments,
                                                                                          LLC(2) (August 1996 - August 2000).

ROBERT S. NAKA                Senior Vice President and     March 2002 - Present          Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.  Assistant Secretary                                         Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                                 (October 2001 - Present). Formerly,
Date of Birth: 06/17/1963                                                                 Senior Vice President and Assistant
                                                                                          Secretary, ING Funds Services, LLC(3)
                                                                                          (February 1997 - August 1999).

KIMBERLY A. ANDERSON          Senior Vice President         December 2003 - Present       Senior Vice President, ING
7337 E. Doubletree Ranch Rd.                                                              Investments, LLC(2) (October 2003 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Vice President
Date of Birth: 07/25/1964                                                                 and Assistant Secretary, ING
                                                                                          Investments, LLC(2) (October 2001 -
                                                                                          October 2003); Assistant Vice
                                                                                          President, ING Funds Services, LLC(3)
                                                                                          (November 1999 - January 2001); and
                                                                                          has held various other positions with
                                                                                          ING Funds Services, LLC(3) for more
                                                                                          than the last five years.

ROBYN L. ICHILOV              Vice President and Treasurer  March 2002 - Present          Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                                                              LLC(3) (October 2001 - Present) and
Scottsdale, Arizona 85258                                                                 ING Investments, LLC(2) (August 1997
Date of Birth: 09/25/1967                                                                 - Present).

LAUREN D. BENSINGER           Vice President                March 2003 - Present          Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                                              Officer, ING Funds Distributor,
Scottsdale, Arizona 85258                                                                 LLC(4) (July 1995 - Present); and
Date of Birth: 02/06/1954                                                                 Vice President (February 1996 -
                                                                                          Present) and Chief Compliance Officer
                                                                                          (October 2001 - Present), ING
                                                                                          Investments, LLC(2).

MARIA M. ANDERSON             Assistant Vice President      April 2002 - Present          Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                                              Services, LLC(3) (October 2001 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Manager of Fund
Date of Birth: 05/29/1958                                                                 Accounting and Fund Compliance, ING
                                                                                          Investments, LLC(2) (September 1999 -
                                                                                          November 2001); and Section Manager
                                                                                          of Fund Accounting, Stein Roe Mutual
                                                                                          Funds (July 1998 - August 1999).

TODD MODIC                    Vice President                September 2003 - Present      Vice President of Financial Reporting
7337 E. Doubletree Ranch Rd.                                                              - Fund Accounting of ING Fund
Scottsdale, Arizona 85258                                                                 Services, LLC(3) (September 2002 -
Date of Birth: 11/03/1967                                                                 Present). Formerly, Director of
                                                                                          Financial Reporting, ING Investments,
                                                                                          LLC(2) (March 2001 - September 2002);
                                                                                          Director of Financial Reporting,
                                                                                          Axient Communications, Inc. (May 2000
                                                                                          - January 2001); and Director of
                                                                                          Finance, Rural/Metro Corporation
                                                                                          (March 1995 - May 2000).

                                                            TERM OF OFFICE AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE         POSITIONS HELD WITH THE FUND  TIME SERVED (1)                      THE LAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
THERESA KELETY                Secretary                     September 2003 - Present      Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                              (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                                 Senior Associate with Shearman &
Date of Birth: 02/28/1963                                                                 Sterling (February 2000 - April
                                                                                          2003); and Associate with Sutherland
                                                                                          Asbill & Brennan (1996 - February
                                                                                          2000).

HUEY P. FALGOUT, JR.          Assistant Secretary           September 2003 - Present      Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                              Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Counsel, ING U.S. Financial
Date of Birth: 11/15/1963                                                                 Services (November 2002 - September
                                                                                          2003); and Associate General Counsel
                                                                                          of AIG American General (January 1999
                                                                                          - November 2002).

ROBIN R. NESBITT              Assistant Secretary           September 2004 - Present      Supervisor, Board Operations, ING
7337 E. Doubletree Ranch Rd.                                                              Funds Services, LLC(3) (August 2003 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Senior Legal
Date of Birth: 09/30/1973                                                                 Analyst, ING Funds Services, LLC(3)
                                                                                          (August 2002 - August 2003);
                                                                                          Associate, PricewaterhouseCoopers
                                                                                          (January 2001 - August 2001); and
                                                                                          Paralegal, McManis, Faulkner & Morgan
                                                                                          (May 2000 - December 2000).

(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities,Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD OF DIRECTORS

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

COMMITTEES

       The Board has an Audit Committee whose function is to meet with the independent auditors of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Ms. Norgaard currently serves as Chairman and Mr. Obermeyer currently serves as Vice Chairman of the Committee. The Audit Committee held 5 meetings during the fiscal year ended May 31, 2004.

       The Board has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The
Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr.
Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairman and Dr. DePrince currently serves as Vice Chairman of the Committee. The Contract Committee held 6 meetings during the fiscal year ended May 31, 2004.

       The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held 0 meetings during the fiscal year ended May 31, 2004.

       The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held 0 meetings during the fiscal year ended May 31, 2004.

       The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Fund and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable United States federal or state securities laws and breaches of fiduciary duty arising under United States federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairman and Mr. O'Dell currently serves as Vice Chairman of the Committee. The Committee meets as needed. The Compliance Committee held 0 meetings during the fiscal year ended May 31, 2004.

DIRECTOR OWNERSHIP OF SECURITIES

Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2003.

                                                                     AGGREGATE DOLLAR RANGE OF
                                                                     EQUITY SECURITIES IN ALL
                                                       GLOBAL          REGISTERED INVESTMENT
                                                     SCIENCE AND       COMPANIES OVERSEEN BY
                                                     TECHNOLOGY        DIRECTOR IN FAMILY OF
          NAME OF DIRECTOR                              FUND            INVESTMENT COMPANIES
          --------------------------------------------------------------------------------------
          Albert E. DePrince, Jr.                        None            $10,001 - $50,000 *
          Maria T. Fighetti                              None                   None
          Sidney Koch                                    None               $1 - $10,000
          Edward T. O'Dell                               None              Over $100,000*

            DIRECTORS WHO ARE "INTERESTED PERSONS"

          Joseph E. Obermeyer                            None              $1- $10,000
          Corine T. Norgaard                             None             Over $100,000
          J. Scott Fox                                 $10,001 -          Over $100,000
                                                       $50,000
          Thomas McInerney                               None            $50,001 - $100,000


(*)  Held in a deferred compensation account.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

       Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership as of December 31, 2003 in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

                           NAME OF OWNERS
                          AND RELATIONSHIP                                          VALUE OF      PERCENTAGE OF
NAME OF DIRECTOR            TO DIRECTOR         COMPANY        TITLE OF CLASS      SECURITIES         CLASS
---------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.          N/A               N/A              N/A              $    0                 N/A
Maria T. Fighetti                N/A               N/A              N/A              $    0                 N/A
Sidney Koch                      N/A               N/A              N/A              $    0                 N/A
Corine T. Norgaard               N/A               N/A              N/A              $    0                 N/A
Edward T. O'Dell                 N/A               N/A              N/A              $    0                 N/A
Joseph Obermeyer                 N/A               N/A              N/A              $    0                 N/A

COMPENSATION OF DIRECTORS

       During the fiscal year of the Fund ended May 31, 2004, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the fiscal year of the Fund ended May 31, 2004, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                   PENSION OR
                                                                   RETIREMENT       TOTAL COMPENSATION FROM
                                                AGGREGATE       BENEFITS ACCRUED      THE COMPANY AND FUND
    NAME OF PERSON                          COMPENSATION FROM   AS PART OF FUND         COMPLEX PAID TO
       POSITION                                THE COMPANY          EXPENSES               DIRECTORS
-----------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.*                         $     27,229             N/A           $     150,000
Director
Maria T. Fighetti*                               $     25,873             N/A           $     142,500
Director, Former Chairman Audit Committee
Sidney Koch                                      $     26,736             N/A           $     147,500
Director, Chairman Contract Committee
Corine Norgaard                                  $     25,364             N/A           $     140,000
Director, Chairman Audit Committee
Joseph E. Obermeyer*                             $     25,460             N/A           $     140,100
Director
Edward T. O'Dell*                                $     22,590             N/A           $     124,500
Director


  * During the fiscal year ended May 31, 2004, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $28,000, $73,500, $55,807 and $26,150, respectively, of their compensation from the Fund Complex.

       The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, PROVIDED that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

       As of September 2, 2004, the Directors and officers owned less than 1% of any class of the Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Fund addressed herein, except as set forth below. Unless otherwise indicated below, the Funds have no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders.


                        CLASS AND RECORD                                      PERCENTAGE    PERCENTAGE
     NAME OF FUND           OWNERSHIP              NAME AND ADDRESS            OF CLASS      OF FUND
------------------------------------------------------------------------------------------------------
ING GLOBAL SCIENCE          CLASS A        ING NATIONAL TRUST
& TECHNOLOGY                               AFS CENTRAL VALUATION UNIT
                                           ATTN GORDON ELROD TN41
                                           151 FARMINGTON AVE
                                           HARTFORD CT 06156-0001                   39.89%       18.27%

                        CLASS AND RECORD                                      PERCENTAGE    PERCENTAGE
     NAME OF FUND           OWNERSHIP              NAME AND ADDRESS            OF CLASS      OF FUND
------------------------------------------------------------------------------------------------------
ING GLOBAL SCIENCE          CLASS A        ING LIFE INSURANCE & ANNUITY
& TECHNOLOGY                               CO 151 FARMINGTON AVE
                                           HARTFORD CT 06156-0001                    9.87%        4.52%
ING GLOBAL SCIENCE          CLASS I        ING NATIONAL TRUST
& TECHNOLOGY                               151 FARMINGTON AVE # 41
                                           HARTFORD CT 06156-0001                   93.42%       11.47%

                         INVESTMENT ADVISORY AGREEMENTS

       The investment adviser for the Fund is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors of the Fund, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to another investment adviser, BlackRock Advisors, Inc. ("BlackRock"), as Sub-Adviser to the Fund. The Investment Adviser is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

       Global Science and Technology and the Investment Adviser received an exemptive order from the SEC that allows the Investment Adviser to enter into a new investment sub-advisory agreement ("Sub-Advisory Agreement") and to make material changes to the Sub-Advisory Agreement with the approval of the Global Science and Technology's Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Board (including a majority of the Board's disinterested Directors) of Global Science and Technology must approve a new or amended Sub-Advisory Agreement with the sub-adviser. In accordance with the exemptive order receive from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within 90 days of the change. The Investment Adviser remains responsible for providing general management services to Global Science and Technology, including overall supervisory responsibility for the general management services to Global Science and Technology, including overall supervisory responsibility for the general management and investment of Global Science and Technology's assets, and, subject to the review and approval of the Board, will among other things: (i) set Global Science and Technology's overall investment strategies; (ii) evaluate, select and recommend sub-adviser to manage all or part of Global Science and Technology's assets; (iii) when appropriate, allocate and reallocate Global Science and Technology's assets among multiple sub-advisers; (iv)(iv) monitor and evaluate the investment performance of the sub-adviser and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with Global Science and Technology's investment objectives, policies and restrictions.

       On February 26, 2001, the name of the Investment Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING Investment Management Co. ("ING IM"; formerly, Aeltus Investment Management, Inc.) served as investment adviser to the Fund.

       The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Company, on behalf of the Fund. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund. Pursuant to the sub-advisory agreement ( "Sub-Advisory Agreement" ) the Investment Adviser has delegated certain management responsibilities. The Investment Adviser oversees the investment management of BlackRock for the Fund.

       The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

       After an initial term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940
Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

       In connection with each annual approval, the Board is provided with qualitative and quantitative information to assist it in evaluating whether to approve the continuance of the Agreements. In approving the Investment Management Agreement through December 31, 2005, the Board was advised by independent counsel, and considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of the Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by ING Investments;
(3) the fees charged under the Investment Management Agreement for the Fund including a comparison to fees paid by other comparable mutual funds; (4) the reasonableness of the compensation paid to ING Investments under the Investment Management Agreement; (5) the profitability to ING Investments and its affiliates; (6) the personnel, capabilities and operations and financial condition of ING Investments; and (7) the expense ratio of the Fund in absolute terms and relative to other comparable mutual funds. The Board also reviewed information provided by ING Investments relating to its compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In addition, the Board considered the total services provided by ING Funds Services, LLC, an affiliate of ING Investments, as the administrator for the Fund as well as the fees the administrator receives for such services including their services in: (i) conducting a comprehensive review of third-party service provider relationships for the Funds, which is expected to result in significant expense savings; (ii) developing new methodologies for presenting information as part of the annual contract review process; and (iii) developing customer identification procedures in connection with money laundering policies.

       In reviewing the terms of the Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement and Sub-Advisory Agreements are in the interests of the Fund and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of the Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

       The Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


       The Investment Adviser bears the expense of providing its services and pays the fees of BlackRock. For its services, the Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

                             INVESTMENT ADVISER FEES

          FUND                              ADVISORY FEE                 ASSETS
          ----                              ------------                 ------
Global Science and                             1.050%               On first $500 million
Technology
                                               1.025%               On next $500 million
                                               1.000%                 Over $1 billion

       For the period June 1, 2003 through May 31, 2004, investment advisory fees paid to ING Investments were as follows:

                                     TOTAL INVESTMENT ADVISORY
           FUND                                 FEES                    WAIVER      NET ADVISORY FEES PAID
           ----                      -------------------------          ------      ----------------------
Global Science and                            $  753,147              $  312,228         $   440,919
Technology

       For the period June 1, 2002 through May 31, 2003, investment advisory fees paid to ING Investments were as follows:

                                     TOTAL INVESTMENT ADVISORY
           FUND                                 FEES                    WAIVER      NET ADVISORY FEES PAID
           ----                      -------------------------          ------      ----------------------
Global Science and                            $  160,156              $  195,606         $   (35,450)
Technology

       For the period March 1, 2002 through May 31, 2002, investment advisory fees paid to ING Investments were as follows:

                                     TOTAL INVESTMENT ADVISORY
           FUND                                 FEES                    WAIVER      NET ADVISORY FEES PAID
           ----                      -------------------------          ------      ----------------------
Global Science and                            $   39,562              $   30,133         $     9,429
Technology

       Period November 1, 2001 through February 28, 2002 investment advisory fees paid to ING IM (in its capacity as former Investment Adviser to the Fund) were as follows:

                                     TOTAL INVESTMENT ADVISORY
           FUND                                 FEES                    WAIVER      NET ADVISORY FEES PAID
           ----                      -------------------------          ------      ----------------------
Global Science and                            $   48,790              $   41,830         $     6,961
Technology


                          EXPENSE LIMITATION AGREEMENT

       The Investment Adviser has entered into an expense limitation agreement with the Fund, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with this agreement and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser do not exceed the expense limitation shown on the following table:

                                                CLASS A     CLASS B     CLASS C     CLASS I
                                                -------     -------     -------     -------
Global Science and Technology Fund                  1.75%       2.50%       2.50%       1.50%

       Global Science and Technology Fund may at a later date recoup management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. the Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

       The expense limitation agreement provides that these expense limitations shall continue until the date set forth in the table below. Thereafter, the agreement will automatically renew for a one-year term unless ING Investments provides written notice of the termination of the agreement to the Fund at least ninty (90) days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety
(90) days prior written notice to the Investment Adviser.

                                                  TERMINATION DATE
                                                  ----------------
Global Science and Technology                       May 31, 2005

                             SUB-ADVISORY AGREEMENTS

       The Investment Management Agreement for the Fund provides that the Investment Adviser, with the approval of a Company's Board, may select and employ an investment adviser to serve as a Sub-Adviser for the Fund, and shall monitor the Sub-Adviser's investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to BlackRock, executive salaries and expenses of the Directors and officers of the Fund who are employees of the Investment Adviser or its affiliates and, office rent of the Fund. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the relevant Sub-Advisory Agreement.

       Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating the Fund's NAV; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Fund who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

       The Sub-Advisory Agreement may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of the Fund, or the shareholders of the Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreement after an initial term through December 31, 2005 continue in effect from year to year, subject to the annual approval of the Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of the Fund, who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

       Pursuant to a Sub-Advisory Agreement between the Investment Adviser and BlackRock Advisors, Inc. ("BlackRock"), BlackRock serves as Sub-Adviser to ING Global Science and Technology Fund. BlackRock has served as Sub-Adviser since January 1, 2004. Prior to January 1, 2004 AIC Asset Management, LLC ("AIC") served as Sub-Adviser. In this capacity, BlackRock, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Fund, manages the Fund's investment portfolio consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. BlackRock's address is 100 Bellevue Parkway, Wilmington, Delaware 19809. Founded in 1994, BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S.

       In reaching a decision to engage BlackRock as the Fund's sub-adviser, the Board, including a majority of the Independent Directors, compared the Fund's performance when managed by the former sub-adviser, AIC, with the performance of a portfolio managed by BlackRock that is comparable to the Fund under a new investment strategy. The Board also considered the performance of a peer group of other science and technology sector funds that are comparable to the Fund. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the Adviser's view of the reputation of BlackRock; (2) the nature and quality of the services to be provided by BlackRock; (3) the addition of an exclusivity provision in the Sub-Advisory Agreement; (4) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided; (5) BlackRock's track record in managing the risks and volatility inherent in the science and technology sectors; (6) the qualifications of the personnel, portfolio management capabilities and investment methodologies; (7) BlackRock's operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (8) BlackRock's financial condition; (9) the costs for the services to be provided by BlackRock and the fact that these costs will be paid by the Adviser and not directly by the Fund; (10) the consistency in investment style and portfolio turnover rates experienced over time by a portfolio managed by BlackRock in accordance with the new investment strategy; (11) the appropriateness of the selection of BlackRock and the employment of the new investment strategy in light of the Fund's investment objective and its current and prospective investor base; and (12) BlackRock's Code of Ethics and related procedures for complying therewith. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Fund.

       Prior to approving the Sub-Advisory Agreement, the Independent Directors met in several executive sessions with their independent counsel to discuss and consider the Sub-Advisory Agreement, as well as BlackRock. As a part of this process, the Independent Directors reviewed materials provided by BlackRock and by ING Investments regarding BlackRock and its personnel, operations, financial condition, philosophy of management, performance, expectations and methods of operations as they would relate to the Fund. In addition, the Independent Directors reviewed and discussed the terms and provisions of the Sub-Advisory Agreement.

       During the course of its deliberations, the Board reached the following conclusions regarding BlackRock and the Sub-Advisory Agreement, among others:
(1) BlackRock is qualified to manage the Fund's assets in accordance with its investment objective and policies; (2) the new investment strategy is appropriate for pursuing the Fund's investment objective and is consistent with the interests of current and prospective investors in the Fund; (3) the new investment strategy would not materially affect the current risk profile of the Fund; (4) BlackRock is likely to execute the new investment strategy consistently over time; (5) BlackRock has sufficient financial resources available to it to fulfill its commitments to the Fund under the Sub-Advisory Agreement; (6) BlackRock is likely to diversify the Fund's portfolios in order to minimize volatility and risk; (7) The exclusivity provisions included in the Sub-Advisory Agreement with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Fund with the opportunity to realize asset growth during the exclusivity period; (8) BlackRock maintains appropriate compliance programs; (9) BlackRock is likely to manage the assets with a turnover rate that is relatively low for a science and technology fund; and (10) the compensation to be paid under the Sub-Advisory Agreement is fair in relation to the services to be provided by BlackRock.

       In reviewing the terms of the Investment Management Agreement and the Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreement, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement and Sub-Advisory Agreement are in the interests of the Fund and its shareholders.

Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of the Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

       The Sub-Advisory Agreement may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of the Fund, or the shareholders of the Fund upon 60 days prior written notice.

       As compensation to BlackRock for its services, the Investment Adviser pays BlackRock a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

FUND                            SUB-ADVISORY FEE *                ASSETS
----                            ------------------                ------
Global Science and           JANUARY 1, 2004 THROUGH
Technology                        MARCH 31, 2004
                                      0.35%
                             EFFECTIVE APRIL 1, 2004
                                     0.50%**               On first $200 million
                                     0.45%**               On next $300 million
                                     0.40%**                 Over $500 million

* As a percentage of average daily net assets.

**For purposes of calculating fees under this Agreement, the assets of the series shall be aggregated with the assets of ING VP Global Science and Technology Portfolio, a series of ING Variable Portfolios, Inc., a registered investment company that is not a party to this Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two series and their respective Investment Sub-Adviser based on relative net assets.


       For the period January 3, 2004 though May 31, 2004, the Investment Adviser paid BlackRock sub-advisory fees as follows:

FUND                                       SUB-ADVISORY FEES
ING Global Science and Technology             $  270,290


       For the period April 26, 2003 to January 2, 2004, the Investment Adviser paid AIC a monthly fee in arrears equal to 0.35% as a percentage of the Fund's average daily net assets. Prior to April 26, 2003, the Investment Adviser paid AIC a monthly fee in arrears equal to 0.50% as a percentage of the Global Science and Technology Fund's average daily net assets. For the period April 26, 2003 to January 2, 2004, Global Science and Technology paid AIC as Sub-Adviser $151,905.

       For the year ended October 31, 2001 and for the period March 1, 2000 to October 31, 2000, ING IM, as the former investment adviser to the Global Science and Technology Fund, paid AIC sub-advisory fees of $57,445 and $41,718, respectively for its services to the Fund. For the fiscal period ended May 31, 2002, ING IM paid AIC (formerly Elijah Asset Management LLC) sub-advisory fees of $42,073 for its services to ING Global Science and Technology Fund. For the fiscal period ended May 31, 2003, the Investment Adviser paid AIC sub-advisory fees of $69,161 for its services to ING Global Science and Technology Fund.

                             PROXY VOTING PROCEDURES

       The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Investment Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting procedures, which require the Investment Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines, an independent proxy voting service has been retained to assist in the voting of the Fund's proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures guidelines of the Fund, including the procedures of the Investment Adviser, is attached hereto as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities for the one year period ending June 30th is available through the Fund's website (www.ingfunds.com) or by accessing the SEC's EDGAR database ( www.sec.gov).

                        ADMINISTRATIVE SERVICES AGREEMENT

       ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for the Fund pursuant to Administrative Services Agreements. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by the Investment Adviser under the Investment Management Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of the Investment Adviser.


       For its services, the Administrator is entitled to receive from the Fund a fee at an annual rate of 0.08% of the Fund's average daily net assets. Administrative fees paid by the Fund are as follows:

       For the period June 1, 2003 through May 31, 2004:

                                                TOTAL ADMINISTRATIVE    ADMINISTRATOR    NET ADMINISTRATIVE SERVICES
             FUND NAME                              SERVICES FEE           WAIVER                 FEES PAID
             ---------                          --------------------    -------------    ---------------------------
Global Science and Technology                       $     57,383               $--                $  57,383

       For the period June 1, 2002 through May 31, 2003:

                                                TOTAL ADMINISTRATIVE    ADMINISTRATOR    NET ADMINISTRATIVE SERVICES
             FUND NAME                              SERVICES FEE           WAIVER                  FEES PAID
             ---------                          --------------------    -------------    ---------------------------
Global Science and Technology                       $     12,203             $ --                 $  12,203


       Prior to April 1, 2002, ING IM provided administrative services to the Fund pursuant to administrative agreements. The services provided by ING IM included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV;
(6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.

       For the period November 1, 2001 through May 31, 2002:

                                                TOTAL ADMINISTRATIVE    ADMINISTRATOR    NET ADMINISTRATIVE SERVICES
             FUND NAME                              SERVICES FEE            WAIVER                FEES PAID
             ---------                          --------------------    -------------    ---------------------------
Global Science and Technology                       $      8,163             $ --                 $   8,163


       For the fiscal year ended October 31, 2001:

                                                TOTAL ADMINISTRATIVE    ADMINISTRATOR    NET ADMINISTRATIVE SERVICES
             FUND NAME                              SERVICES FEE            WAIVER                FEES PAID
             ---------                          --------------------    -------------    ---------------------------
Global Science and Technology                       $     11,455             $ --                 $  11,455

                              PRINCIPAL UNDERWRITER

       Shares of the Fund are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between the Company on behalf of the Funds and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Company and the Distributor have agreed to indemnify each other against certain liabilities. The Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectuses for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Fund and has no effect on the NAV of the Fund. ING Funds Distributor, LLC, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is a Delaware corporation and is an indirect wholly owned subsidiary of ING Groep N.V. and an affiliate of ING Investments. Prior to January 1, 2002, Aeltus Capital, Inc. ("ACI"), 10 State House Square, Hartford, Connecticut 06103-3602, was the distributor for the Fund.

       For the period June 1, 2003 though May 31, 2004, fees were paid to ING Funds Distributor, LLC as follows:

                             FUND NAME                               TOTAL UNDERWRITING FEES
                             ---------                               -----------------------
               Global Science and Technology                                $  316,701

       For the period June 1, 2002, through May 31, 2003, fees were paid to ING Funds Distributor, LLC as follows:

                             FUND NAME                               TOTAL UNDERWRITING FEES
                             ---------                               -----------------------
               Global Science and Technology                                $   56,584

       For the period January 1, 2002 through May 31, 2002, fees were paid to ING Funds Distributor as follows:

                             FUND NAME                               TOTAL UNDERWRITING FEES
                             ---------                               -----------------------
               Global Science and Technology                                $   21,303

       For the period November 1, 2001 through December 31, 2001, Shareholder Services and Distribution fees were paid to ACI (principal underwriter for the prior to January 1, 2002) as follows:


                             FUND NAME                               TOTAL UNDERWRITING FEES
                             ---------                               -----------------------
               Global Science and Technology                                $    8,039

       The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly of indirectly, from the Fund's during the Fund's most recent fiscal year.


                      NAME OF        NET UNDERWRITING    COMPENSATION ON
                     PRINCIPAL        DISCOUNTS AND      REDEMPTIONS AND      BROKERAGE        OTHER
      FUND          UNDERWRITER        COMMISSIONS        REPURCHASES        COMMISSIONS    COMPENSATION
--------------------------------------------------------------------------------------------------------
Global Science    ING Funds             $    4,282          $     292          $   297          N/A
and Technology    Distributor, LLC

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

       Fund shares are distributed by ING Funds Distributor, LLC. With respect to Class A shares of the Fund, the Distributor is paid an annual fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution and Shareholder Services Plan"). With respect to Class B shares of the Fund, the Distributor is paid an annual fee at the rate of 1.00% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. With respect to Class C shares of the Fund, the Distributor is paid an annual fee at the rate of 1.00%) of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. The Fund does not have a distribution plan for Class I shares. The fee for a specific class may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Fund; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

       The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

       The Distribution and Shareholder Services Plans continue from year to year from their inception dates, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution and Shareholder Services Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Distribution and Shareholder Services Plans must be approved by the Board in the manner described above for annual renewals. The Distribution and Shareholder Services Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution and Shareholder Services Plans. All persons who are under common control with the Fund could be deemed to have a financial interest in the Plans. No other interested person of the Fund has a financial interest in the Plans.

       In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including (1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (2) the services provided to the Fund and its shareholders by the Distributor, and (3) the Distributor's shareholder distribution-related expenses and costs.

       The Investment Adviser, Sub-Adviser or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.

       Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Fund paid to ING Funds Distributor, LLC for the year ended May 31, 2004 were as follows:

   DISTRIBUTION EXPENSES
GLOBAL SCIENCE AND TECHNOLOGY         CLASS A      CLASS B      CLASS C
-----------------------------         -------      -------      -------
Advertising                          $      672   $      192   $      165
Printing                             $   12,774   $    3,645   $    3,141
Salaries & Commissions               $   71,222   $   20,324   $   17,515
Broker Servicing                     $  128,356   $   36,629   $   31,566
Miscellaneous                        $   30,109   $    8,592   $    7,405
Total                                $  243,133   $   69,382   $   59,792

       In addition to paying fees under the Fund's Distribution and Shareholder Services Plan, the Fund may pay service fees to intermediaries such as brokers-dealers, financial advisors, or other financial institutions, including affiliates of the Adviser (such as ING Funds Services, LLC) for administration, sub-transfer agency, and other shareholder services associated with investors whose shares are held of record in omnibus accounts. These additional fees paid by the Fund to intermediaries may take two forms: (1) basis point payments on net assets and/or (2) fixed dollar amount payments per shareholder account. These may include payments for 401K sub-accounting services, networking fees, and omnibus account servicing fees.

       The Fund's Adviser or Distributor, out of its own resources and without additional cost to the Fund or their shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including Fund affiliates. These amounts would be in addition to the Distribution and Shareholder Services Plan payments made by the Fund under the Distribution and Shareholder Services Plan, are in addition to trails and commissions. The payments made under these arrangements are paid out of the Adviser's or the Distributor's legitimate profits, and are intended to result in the promotion or distribution of Fund shares.

       Compensation paid by the Adviser or the Distributor may take the form of cash incentives and non-cash compensation, and may include, but are not limited to: cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; occasional entertainment; ticket charges; charitable contributions to charities supported by an intermediary; payment for travel expenses (including meals and lodging) incurred by sales personnel to locations appropriate under applicable NASD Rules for such seminars or training programs; radio and television shows regarding securities products; seminars for the public; business development and educational enhancement items such a software packages; prospecting lists; client appreciation events; advertising and sales campaigns (including printing and postage expenses) regarding one or more of the Funds or other funds managed by the Adviser; other events sponsored by dealers; and professional certifications and dues. The Distributor also may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor.

       Payment arrangements with financial institutions are generally structured in one of three ways: (1) as a percentage of net assets; (2) as a fixed dollar amount; or (3) as a percentage of gross sales.


OTHER PAYMENTS TO SECURITIES DEALERS

       Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge. The following table applies to the Domestic Equity funds:

                                        AMOUNT OF SALES CHARGE TYPICALLY ARE ALLOWED TO DEALERS AS A
  WHEN YOU INVEST THIS AMOUNT:                        PERCENTAGE OF OFFERING PRICE:
  ----------------------------          ------------------------------------------------------------
Under $50,000                                                    4.25%

                                        AMOUNT OF SALES CHARGE TYPICALLY ARE ALLOWED TO DEALERS AS A
  WHEN YOU INVEST THIS AMOUNT:                        PERCENTAGE OF OFFERING PRICE:
  ----------------------------          ------------------------------------------------------------
$50,000 or more but under $100,000                               4.00%
$100,000 or more but under $250,000                              3.00%
$250,000 or more but under $500,000                              2.25%
$500,000 or more but under $1,000,000                            1.75%


       Securities dealers that sell Class A shares (other than shares of the Index Plus Funds) in amounts of $1 million or more may be entitled to receive the following commissions:

                                                        COMMISSION
                                                        ----------
 - on sales of $1 million to $2,499,999                    1.00%
 - on sales of $2.5 million to $4,999,999                  0.50%
 - on sales of $5 million or greater                       0.25%

       Securities dealers that sell Class A shares of the Index Plus Funds in amounts of $1 million or more may be entitled to receive the following commissions:

                                                        COMMISSION
                                                        ----------
 - on sales of $1 million to $3 million                    0.50%
 - on sales of $3 million or greater                       0.25%

       For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, ING Funds Distributor uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

       The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

       In addition, ING Investments may make payments of up to 0.05% of the Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

       The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Fund available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

       The Distributor has agreed to reimburse Financial Network Investment Corporation, an affiliate of the Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

       The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Fund. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

       The value of a shareholder's investment will be unaffected by these payments.

       For the period June 1, 2003 to May 31, 2004, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                  CLASS A SALES        CLASS A SALES
                                  CHARGES BEFORE       CHARGES AFTER           CLASS B
                                    DEALER RE-           DEALER RE-         DEFERRED SALES     CLASS C DEFERRED
FUND                                ALLOWANCE            ALLOWANCE             CHARGES          SALES CHARGES
Global Science and Technology        $  32,775           $   4,275              $  --               $   99


       For the period June 1, 2002 to May 31, 2003, the Distributor received the following amounts in sales charges in connection with the sale of shares:


                                  CLASS A SALES        CLASS A SALES
                                  CHARGES BEFORE       CHARGES AFTER           CLASS B
                                    DEALER RE-           DEALER RE-         DEFERRED SALES     CLASS C DEFERRED
FUND                                ALLOWANCE            ALLOWANCE             CHARGES          SALES CHARGES
Global Science and Technology        $   8,433           $   1,100              $  --               $   21

       For the period November 1, 2001 to May 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                  CLASS A SALES        CLASS A SALES
                                  CHARGES BEFORE       CHARGES AFTER           CLASS B
                                    DEALER RE-           DEALER RE-         DEFERRED SALES     CLASS C DEFERRED
FUND                                ALLOWANCE            ALLOWANCE             CHARGES          SALES CHARGES
Global Science and Technology        $   2,998           $     391              $  352              $  250

       For the year ended October 31, 2001, ACI received net commissions from the sales of Class A shares and contingent deferred sales charges from redemptions of Class C shares as follows.

                      FUND                              NET COMMISSIONS
                      ----                              ---------------
                      Global Science and Technology        $  4,132

                        PURCHASE AND REDEMPTION OF SHARES

       Class I shares of the Company are purchased and redeemed at the applicable NAV next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge ("CDSC") after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

       Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or
(ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.

       If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

       Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

       The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of the Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

       Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.


FRONT-END SALES CHARGE WAIVERS

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

   1.  Redemptions from any ING Investments-advised Fund if you:
          -  Originally paid a front-end sales charge on the shares and
          -  Reinvest the money within 90 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by:

   1. Employees of ING Groep N.V. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ING Funds Distributor, LLC or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).

   2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either
       (1) directly in any Fund or through an unregistered separate account sponsored by ING Life and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

   3. Certain trust companies and bank trust departments investing on behalf of their clients.

   4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

   5. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ING Funds Distributor, LLC (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) on behalf of clients participating in advisory fee programs.

   6. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ING Funds Distributor, LLC (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer.

   7.  Registered investment companies.

   8.  Insurance companies (including separate accounts).

   9. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

   10. Certain executive deferred compensation plans.

CONTINGENT DEFERRED SALES CHARGE

Certain Class A shares, all Class B shares and all Class C shares are subject to a CDSC, as described in the Prospectus. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

   - redemptions of shares purchased through reinvestment of dividends or capital gains distributions; and
   - shares purchased more than one year (in the case of Class A and Class C shares), or six years (in the case of Class B shares) prior to the redemption

CDSC WAIVERS

The CDSC will be waived for:

   -   exchanges to other funds of the same class;
   - redemptions following the death or disability of the shareholder or beneficial owner;
   - redemptions related to distributions from retirement plans or accounts under Code Section 403(b) after you attain age 70 1/2;

   -   tax-free returns of excess contributions from employee benefit plans;
   - distributions from employee benefit plans, including those due to plan termination or plan transfer; and
   - redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:
   -   are limited annually to no more than 12% of the original account value;
   -   are made in equal monthly amounts, not to exceed 1% per month; and
   - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.


LETTER OF INTENT

       You may qualify for a reduced sales charge when you buy Class A shares as described in the prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to the Distributor that the investment qualifies for a discount. Your holdings in the Fund acquired within 90 days of the day the Letter of Intent is filed, will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

       Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

       If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT

       A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the Fund already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares, as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Fund. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Fund to determine the front-end sales charge that applies.

       To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

       Subject to the supervision of the Board, BlackRock, has responsibility for making investment decisions, specifically for effecting the execution of trades and for negotiating any brokerage commissions on those trades. It is BlackRock's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. BlackRock, in the case of ING Global Science and Technology Fund, may also consider the sale of shares of the Fund and of other investment companies advised by ING IM as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to BlackRock's duty to obtain best execution.

       BlackRock, receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades on behalf of the Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Fund as a component of other research services. BlackRock considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is BlackRock's policy , in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the most favorable execution available, the Sub-Adviser may also take into account the quality of research and related services by executing brokers and make a good faith determination that the brokerage commissions paid by the Fund is reasonable in light of the research and other products and services the brokerage provides. Research services furnished by brokers through whom the Fund effects securities transactions may be used by BlackRock in servicing all of its accounts; not all such services will be used by BlackRock to benefit the Fund.

       Consistent with federal law, BlackRock may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of a Sub-Adviser as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect BlackRock's opinion as to which services and which means of payment are in the long-term best interests of its clients.

       BlackRock may buy or sell the same security at or about the same time for the Fund and another advisory client of BlackRock, including clients in which affiliates of BlackRock have an interest. BlackRock normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of the Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

       Brokerage commissions were paid as follows:

       For the fiscal year June 1, 2003 through May 31, 2004:


FUND                                                                        COMMISSION
----                                                                        ----------
Global Science and Technology                                               $  431,711

       For the fiscal year June 1, 2002 through May 31, 2003:

FUND                                                                        COMMISSION
----                                                                        ----------
Global Science and Technology                                               $   59,897

       For the period November 1, 2001 through May 31, 2002:

FUND                                                                        COMMISSION
----                                                                        ----------
Global Science and Technology                                               $   38,378

       For the fiscal year November 1, 2000 through October 31, 2001::


        FUND NAME                             COMMISSION
        ---------                             ----------
Global Science and Technology*                $   31,542

*Global Science and Technology Fund commenced operations on March 1, 2000.

       For the fiscal year ended May 31, 2004, commissions in the amounts below were paid to firms that provided research, statistical, or other services to the Investment Adviser:


FUND                                           COMMISSIONS PAID ON TOTAL TRANSACTIONS
----                                           --------------------------------------
Global Science and Technology                              $    200,674

       The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

       During the fiscal years ended May 31, 2004 and 2003, the period from November 1, 2001 to May 31, 2002, and the fiscal year ended October 31, 2001, none of the Funds used affiliated brokers to execute portfolio transactions.

       During the fiscal year ended May 31, 2004, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

                                 CODE OF ETHICS

       The Fund, the Investment Adviser and ING Funds Distributor, LLC have adopted a Code of Ethics (in compliance with Rule 17j-1 under the 1940 Act) governing personal trading activities of all Directors and officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading. The Code of Ethics also prohibits short-term trading of the Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Fund's' Compliance Officer or her designee and to report all transactions on a regular basis. BlackRock, the Sub-Adviser to the Fund, has each adopted its own Code of Ethics to govern the personal trading activities of their personnel.

                        SHAREHOLDER ACCOUNTS AND SERVICES

SERVICES SYSTEMATIC INVESTMENT

       The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $100 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

SHAREHOLDER INFORMATION

       The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

       Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

AUTOMATIC CASH WITHDRAWAL PLAN

       A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from the Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in the Fund ($1,000,000 in the case of Class I shares). Your automatic cash withdrawals will be

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processed on a regular basis beginning on or about the first day of the month.
There may be tax consequences associated with these transactions. Please consult your tax adviser.

CROSS INVESTING

       DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

       SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

       Cross investing may only be made in the Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.


SIGNATURE GUARANTEE

       A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

       A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program, and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

       As noted in the Prospectuses, the NAV and offering price of each class of the Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day

       Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on

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the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

       Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

       The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

       If a significant event which is likely to impact the value of a foreign security held by a Fund occurs after the time at which the foreign market for such security closes but before the time that the Fund's NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security at the time the Fund calculates its NAV. The Board has adopted procedures under which the fair value of a foreign security may, upon the occurrence of a significant event or if the closing value is deemed unreliable, be determined as of the time a Fund calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV, and there can be no assurance that these analyses and/or models will accurately gauge the effect of subsequent events on closing price of a foreign security. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment,. The fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Funds are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations or the closing values are determined in good faith to be more accurate. Unless an event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV per share.

       Options on securities, currencies, futures, and other financial instruments purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

       The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

       In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

       The per share NAV of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C shares. It is expected, however, that the per share NAV of the classes, which will differ by approximately the amount of the expense accrual differentials between the classes, will tend to converge immediately after the payment of dividends or distributions.

       Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.


                               TAX CONSIDERATIONS

       The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

       The Fund intends to qualify as a regulated investment company under the Code. To so qualify and to be taxed as a regulated investment company, the Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

       The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income, which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

       The status of the Fund as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains, which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

       If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

       DISTRIBUTIONS

       Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

       Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

       Distributions by the Fund reduce the NAV of the Fund's shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

       ORIGINAL ISSUE DISCOUNT

       Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

       Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

       FOREIGN CURRENCY TRANSACTIONS

       Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

       PASSIVE FOREIGN INVESTMENT COMPANIES

       The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

       The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

       FOREIGN WITHHOLDING TAXES

       Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

       Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as United States source income.

       OPTIONS AND HEDGING TRANSACTIONS

       The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

       Certain options and financial contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

       Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

       The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

       Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to the Fund that did not engage in such hedging transactions.

       Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

       Requirements relating to the Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.


       SHORT SALES AGAINST THE BOX

       If the Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

       OTHER INVESTMENT COMPANIES

       It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Fund may limit the extent to which the Fund will be able to invest in other investment companies.

       SALE OR OTHER DISPOSITION OF SHARES

       Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

       In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

       BACKUP WITHHOLDING

       The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

       FOREIGN SHAREHOLDERS

       Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

       The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

       OTHER TAXES

       Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

       The Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                        P(1 + T)(TO THE POWER OF n) = ERV

Where:   P    = a hypothetical initial payment of $1,000,
         T    = the average annual total return,
         n    = the number of years, and
         ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

       These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

       The Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                    P(1 + T)(TO THE POWER OF n) = ATV SUB(D)

Where:   P          = a hypothetical initial payment of $1,000,
         T          = the average annual total return (after taxes on
                      distributions),
         n          = the number of years, and
         ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

       All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

       The Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                    P(1 + T)(TO THE POWER OF n) = ATV SUB(DR)

Where:   P           = a hypothetical initial payment of $1,000,
         T           = the average annual total return (after taxes on
                       distributions),
         n           = the number of years, and
         ATV SUB(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

       All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

30-DAY YIELD FOR CERTAIN FUNDS

Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                            a - b
                 Yield= 2[( ----- + 1) (TO THE POWER OF 6) - 1]
                             cd

Where:   a   =  dividends and interest earned during the period,
         b   =  expenses accrued for the period (net of reimbursements),
         c   =  the average daily number of shares outstanding during the period that were entitled to receive dividends, and
         d   =  the maximum offering price per share on the last day of the period.

       Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

       For purposes of this calculation, it is assumed that each month contains 30 days.

       Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


DIVIDEND YIELD

       The Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for the Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of the Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

       Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

       Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

       In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class B, Class C, and Class I Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If the Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

       In February 1998, the Fund redesignated Adviser Class shares as Class A shares. In March 1999, the Fund introduced Class B shares. CDSC of 5.00% applies for all Class B shares redeemed in the first year, declining to 1.00% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of Fund expenses only, and do not deduct a CDSC. In June 1998, the Fund introduced Class C shares. CDSC applies for all Class C shares redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of Fund expenses only, and do not deduct a CDSC.

       The average annual total returns, including sales charges, for each class of shares of the Fund for the one-, five-, and ten-year periods ended May 31, 2004, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to the latest fiscal year end, is as follows:

TOTAL RETURN QUOTATIONS AS OF MAY 31, 2004:

CLASS I

                                                                                SINCE
         FUND NAME                   1 YEAR       5 YEARS      10 YEARS       INCEPTION      INCEPTION DATE*
         ---------                   ------       -------      --------      -----------     ---------------
Global Science and Technology        (18.12)%       N/A          N/A           (21.10)%        03/01/2000

CLASS A (ASSUMING PAYMENT OF THE FRONT-END SALES LOAD):

         FUND NAME                   1 YEAR       5 YEARS      SINCE INCEPTION      INCEPTION DATE*
         ---------                   ------       -------      ---------------      ---------------
GLOBAL SCIENCE AND TECHNOLOGY
Class A                              10.83%            --         (22.40)%            03/01/2000
Class A (after taxes on              10.83%            --         (22.40)%
distributions)
Class A (after taxes on               6.98%            --         (17.60)%
distributions and sale of Fund
shares)

CLASS B (ASSUMING PAYMENT OF THE CDSC):

         FUND NAME                   1 YEAR       SINCE INCEPTION        INCEPTION DATE*
         ---------                   ------       ---------------        ---------------
Global Science and Technology        11.67%          (22.25)%              03/01/2000

CLASS C (ASSUMING PAYMENT OF THE CDSC)

         FUND NAME                   1 YEAR       SINCE INCEPTION        INCEPTION DATE*
         ---------                   ------       ---------------        ---------------
Global Science and Technology        16.17%          (21.98)%              03/01/2000


*The inception dates above represent the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Fund was added.

                                    CUSTODIAN

       The Bank of New York, One Wall Street, New York, New York, 10286, serves as custodian of the Fund. The custodian does not participate in determining the investment policies of the Fund nor in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940
Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

       DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent dividend-paying agent to the Fund.

                                  LEGAL COUNSEL

       Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       KPMG LLP serves as an independent registered public accounting firm for the Fund. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110.

                              FINANCIAL STATEMENTS

       The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Report for the fiscal year ended May 31, 2004 are incorporated by reference into this SAI. The company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                       APPENDIX A: PROXY VOTING PROCEDURES

                                    ING FUNDS


                     PROXY VOTING PROCEDURES AND GUIDELINES
                          Effective as of July 29, 2003
               As amended September 24, 2003 and December 17, 2003


I.     INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.    DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

III.   APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser's proxy procedures.

       A.     Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

       B.     Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

              1.     Votes in Accordance with Agent Recommendation

              In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

              2.     Non-Votes

              The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

              3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

              If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will request that each member of the Proxy Group and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined the Adviser's proxy voting procedures), in substantially the form attached hereto as Exhibit 2.

              If Counsel determines that a conflict of interest appears to exist with respect to any of member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or an Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist.

              If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.     CONFLICTS OF INTEREST

In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote in accordance with the Guidelines, or the Agent's recommendation, where applicable, so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.    REPORTING AND RECORD RETENTION

       A.     Reporting by the Funds
              Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

       B.     Reporting to the Boards
              At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal (1) that was voted contrary to the Guidelines or the recommendation of the Agent, if applicable; and (2) for which the Proxy Group initially recommended a vote contrary to the Guidelines, or the recommendation of the Agent where applicable, but which was ultimately voted in accordance with the Guideline or the recommendation of the Agent in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending a vote, contrary to the Guidelines or the recommendation of the Agent, if applicable.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.


Effective: July 29, 2003

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal?
     EXPLANATION:
                                                                  YES     NO
                                                                  / /     / /

2. To your knowledge, (1) does any ING Entity have a material business relationship with the Issuer or (2) is any ING Entity actively seeking to have a material business relationship with the Issuer?
     EXPLANATION:
                                                                  YES     NO
                                                                  / /     / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
     EXPLANATION:
                                                                  YES     NO
                                                                  / /     / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
     EXPLANATION:
                                                                  YES     NO
                                                                  / /     / /

NAME:                                              DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the issuer; (B) any company 5 % or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the issuer; (D) any officer, director, partner, copartner, or employee of the issuer; (E) if the issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC., ING Funds Distributor, LLC, Aeltus Investment Management, Inc., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, subsidiary or parent, or company under common control.

MATERIAL BUSINESS RELATIONSHIP means (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER.

** PLEASE FAX OR EMAIL TO KARLA BOS AT 480-477-2744 OR karla.bos@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY


                             PROXY VOTING PROCEDURES
                    Effective as of July 10, 2003, as amended


I.     INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to proxies for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.    ROLES AND RESPONSIBILITIES

       A.     Proxy Coordinator

       The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

       B.     Agent

       An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

       The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

       The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

       C.     Proxy Group

       The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

       A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

       A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

       For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any,
       (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

       If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

       If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

       D.     Investment Professionals

       The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.   VOTING PROCEDURES

       A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

       B.     Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

       C.     Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

              1.     Votes in Accordance with Agent Recommendation

              In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

              2.     Non-Votes

              The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

              3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

              If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

              4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.    CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.     REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

         NAME                               TITLE OR AFFILIATION
Stanley D. Vyner           Chief Investment Risk Officer and Executive Vice
                           President of ING Investments, LLC

Karla J. Bos               Acting Proxy Coordinator

Maria Anderson             Assistant Vice President - Manager Fund Compliance of
                           ING Funds Services, LLC

Michael J. Roland          Executive Vice President and Chief Financial Officer
                           of ING Investments, LLC

Todd Modic                 Vice President of Financial Reporting - Fund
                           Accounting of ING Funds Services, LLC

Theresa K. Kelety, Esq.    Counsel, ING Americas US Legal Services


Effective as of April 21, 2004

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 29, 2003
               As amended September 24, 2003 and December 17, 2003


I.     INTRODUCTION

The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives.

II.    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Voting on director nominees in uncontested elections                Case-by-Case

Separating Chairman and CEO                                         Case-by-Case

Shareholder proposals seeking a majority of independent directors       For

Shareholder proposals asking that board audit, compensation,            For
and/or nominating committees be composed exclusively of
independent directors

Shareholder proposals requiring directors to own a minimum amount   Case-by-Case
of company stock in order to qualify as a director or to remain on the board

Term of Office

   -  Shareholder proposals to limit the tenure of outside            Against
      directors

Age Limits

   -  Shareholder proposals to impose a mandatory retirement age        For
      for outside directors

Director and Officer Indemnification and Liability Protection       Case-by-Case

   -  Limit or eliminate entirely directors' and officers'            Against
      liability for monetary damages for violating the duty of
      care

   -  Proposals that would expand coverage beyond just legal          Against
      expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

   -  Proposals providing such expanded coverage in cases when a        For
      director's or officer's legal defense was unsuccessful if:

     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     (2)  Only if the director's legal expenses would be covered

PROXY CONTESTS

Voting for director nominees in contested elections                 Case-by-Case

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
Reimburse proxy solicitation expenses                               Case-by-Case

AUDITORS

Ratifying Auditors                                                      For

Non-Audit Services

   -  Approval of auditors when total non-audit fees exceed the     Case-by-Case
      total of audit fees, audit-related fees and permissible tax fees

Auditor Independence

   -  Shareholder proposals asking companies to prohibit their      Case-by-Case
      auditors from engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

   -  Shareholder proposals asking for mandatory audit firm           Against
      rotation

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

   -  Proposals to classify                                           Against

   -  Proposals to repeal classified boards and to elect all            For
      directors annually

Shareholder Ability to Remove Directors

   -  Proposals that provide that directors may be removed only       Against
      for cause

   -  Proposals to restore shareholder ability to remove directors      For
      with or without cause

   -  Proposals that provide that only continuing directors may       Against
      elect replacement to fill board vacancies

   -  Proposals that permit shareholders to elect directors to          For
      fill board vacancies

Cumulative Voting

   -  Proposals to eliminate cumulative voting                        Against

   -  Proposals to restore or permit cumulative voting              Case-by-Case

Shareholder Ability to Call Special Meetings

   -  Proposals to restrict or prohibit shareholder ability to        Against

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
      call special meetings

   -  Proposals that remove restrictions on the right of                For
      shareholders to act independently of management

Shareholder Ability to Act by Written Consent

   -  Proposals to restrict or prohibit shareholder ability to        Against
      take action by written consent

   -  Proposals to allow or make easier shareholder action              For
      by written consent

Shareholder Ability to Alter the Size of the Board

   -  Proposals that seek to fix the size of the board              Case-by-Case

   -  Proposals that give management the ability to alter the size    Against
      of the board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

   -  Proposals that ask a company to submit its poison pill for        For
      shareholder ratification

   -  Shareholder Proposals to redeem a company's poison pill       Case-by-Case

   -  Management Proposals to ratify a poison pill                  Case-by-Case

Fair Price Provisions

   -  Proposals to adopt fair price provisions                      Case-by-Case

   -  Fair price provisions with shareholder vote requirements        Against
      greater than a majority of disinterested shares

Greenmail

   -  Proposals to adopt antigreenmail charter or bylaw amendments      For
      or otherwise restrict a company's ability to make greenmail payments

   -  Antigreenmail proposals when they are bundled with other      Case-by-Case
      charter or bylaw amendments

Pale Greenmail                                                      Case-by-Case

Unequal Voting Rights

   -  Dual-class exchange offers                                      Against

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
   -  Dual-class recapitalizations                                    Against

Supermajority Shareholder Vote Requirement to Amend the Charter or
Bylaws

   -  Management proposals to require a supermajority shareholder     Against
      to approve charter and bylaw amendments

   -  Shareholder proposals to lower supermajority shareholder          For
      vote requirements for charter and bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

   -  Management proposals to require a supermajority shareholder     Against
      vote to approve mergers and other significant business
      combinations

   -  Shareholder proposals to lower supermajority shareholder          For
      vote requirements for mergers and other significant business combinations

White Squire Replacements                                               For

MISCELLANEOUS GOVERNANCE PROVISIONS

Shareholder proposals to adopt confidential voting, use                 For
independent tabulators, and use independent inspectors of election

Management proposals to adopt confidential voting                       For

Equal Access

   -  Shareholder proposals that would allow significant company        For
      shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on
      proxy proposals and director nominees, and in order to
      nominate their own candidates to the board

Bundled or "Conditioned" Proxy Proposals                            Case-by-Case

Shareholder Advisory Committees                                     Case-by-Case

CAPITAL STRUCTURE

Common Stock Authorization

   -  Proposals to increase the number of shares of common stock,   Case-by-Case
      taking into consideration whether intention exists to
      significantly dilute shareholders proportionate

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
      interest or to be unduly dilutive to shareholders'
      proportionate interest

   -  Proposals to increase the number of authorized shares of the    Against
      class of stock that has superior voting rights in companies that have dual-class capitalization structures

Stock Distributions: Splits and Dividends

   -  Management proposals to increase common share authorization       For
      for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares
      available for issuance given a company's industry and
      performance in terms of shareholder returns

Reverse Stock Splits

   -  Management proposals to implement a reverse stock split when      For
      the number of shares authorized for issue is proportionately reduced

   -  Proposals to implement a reverse stock split that do not      Case-by-Case
      proportionately reduce the number of shares of authorized
      for issue

Preferred Stock

   -  Proposals authorizing the creation of new classes of            Against
      preferred stock with unspecified voting, conversion,
      dividend distribution, and other rights ("blank check"
      preferred stock)

   -  Proposals to create blank check preferred stock in cases          For
      where the company expressly states that the stock will not be used as a takeover defense

   -  Proposals to authorize preferred stock in cases where the         For
      company specified the voting, dividend, conversion, and
      other rights of such stock and the terms of the preferred
      stock appear reasonable

   -  Proposals to increase the number of blank check preferred     Case-by-Case
      shares after analyzing the number of preferred shares
      available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock               For
placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock            For

Shareholder Proposals that Seek Preemptive Rights                   Case-by-Case

Debt Restructuring                                                  Case-by-Case

Share Repurchase Programs                                               For

Tracking Stock                                                      Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION                                 Case-by-Case

Management Proposals Seeking Approval to Reprice Options            Case-by-Case

Director Compensation                                               Case-by-Case

Employee Stock Purchase Plans                                       Case-by-Case

OBRA-Related Compensation Proposals

   -  Amendments that Place a Cap on Annual Grants or Amend             For
      Administrative Features

   -  Amendments to Add Performance-Based Goals                         For

   -  Amendments to Increase Shares and Retain Tax Deductions       Case-by-Case
      Under OBRA

   -  Approval of Cash or Cash-and-Stock Bonus Plan                     For

Shareholder Proposals to Limit Executive and Director Pay

   -  Proposals that seek additional disclosure of director pay         For
      information

   -  Proposals that seek additional disclosure of executive pay        For
      information

   -  All other proposals that seek to limit executive and          Case-by-Case
      director pay

Golden and Tin Parachutes

   -  Shareholder proposals to have golden and tin parachutes           For
      submitted for shareholder ratification

   -  All proposals to ratify or cancel golden or tin parachutes    Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                  For

401(k) Employee Benefit Plans                                           For

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
Shareholder proposals to expense stock options, unless company has      For
already publicly committed to expensing options by a specific date

STATE OF INCORPORATION

Voting on State Takeover Statutes                                   Case-by-Case

Voting on Reincorporation Proposals                                 Case-by-Case

MERGERS AND CORPORATE RESTRUCTURINGS

Mergers and Acquisitions                                            Case-by-Case

Corporate Restructuring                                             Case-by-Case

Spinoffs                                                            Case-by-Case

Asset Sales                                                         Case-by-Case

Liquidations                                                        Case-by-Case

Appraisal Rights                                                        For

Changing Corporate Name                                                 For

Adjournment of Meeting

   -  Proposals to adjourn a meeting when the primary proposal is       For
      also voted FOR

MUTUAL FUND PROXIES

Election of Directors                                               Case-by-Case

Converting Closed-end Fund to Open-end Fund                         Case-by-Case

Proxy Contests                                                      Case-by-Case

Investment Advisory Agreements                                      Case-by-Case

Approving New Classes or Series of Shares                               For

Preferred Stock Proposals                                           Case-by-Case
                                       102
1940 Act Policies                                                   Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction    Case-by-Case

Change Fundamental Investment Objective to Nonfundamental           Case-by-Case

Name Rule Proposals                                                 Case-by-Case

Disposition of Assets/Termination/Liquidation                       Case-by-Case

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
Changes to the Charter Document                                     Case-by-Case

Changing the Domicile of a Fund                                     Case-by-Case

Change in Fund's Subclassification                                  Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without         For
Shareholder Approval

Distribution Agreements                                             Case-by-Case

Master-Feeder Structure                                                 For

Mergers                                                             Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement     Against

Reimburse Shareholder for Expenses Incurred                         Case-by-Case

Terminate the Investment Advisor                                    Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES                                     Case-by-Case

GLOBAL PROXIES

While a number of the foregoing Guidelines may be applied to both
U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Routine Management Proposals                                            For

   -  The opening of the shareholder meeting                            For

   -  That the meeting has been convened under local regulatory         For
      requirements

   -  The presence of quorum                                            For

   -  The agenda for the shareholder meeting                            For

   -  The election of the chair of the meeting                          For

   -  The appointment of shareholders to co-sign the minutes of         For
      the meeting

   -  Regulatory filings (E.G., to effect approved share                For
      issuances)

   -  The designation of inspector or shareholder                       For
      representative(s) of minutes of meeting

   -  The designation of two shareholders to approve and                For

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
      sign minutes of meeting

   -  The allowance of questions                                        For

   -  The publication of minutes                                        For

   -  The closing of the shareholder meeting                            For

   -  Other similar routine management proposals                        For

Discharge of Management/Supervisory Board Members

   -  Management proposals seeking the discharge of management and      For
      supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other
      shareholders

Director Remuneration                                               Case-by-Case

   -  Proposals to approve the remuneration of directors as long        For
      as the amount is not excessive and there is no evidence of abuse

Approval of Financial Statements and Director and Auditor Reports

   -  Management proposals seeking approval of financial accounts       For
      and reports, unless there is concern about the company's
      financial accounts and reporting

Remuneration of Auditors

   -  Proposals to authorize the board to determine the                 For
      remuneration of auditors, unless there is evidence of
      excessive compensation relative to the size and nature of
      the company

Indemnification of Auditors                                           Against

Allocation of Income and Dividends

   -  Management proposals concerning allocation of income and the      For
      distribution of dividends, unless the amount of the
      distribution is consistently and unusually small or large

Stock (Scrip) Dividend Alternatives                                     For

   -  Stock (scrip) dividend proposals that do not allow for a        Against
      cash option unless management demonstrates that the cash
      option is harmful to shareholder value

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
Debt Issuance Requests                                              Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

   -  Debt issuances for companies when the gearing level is            For
      between zero and 100 percent

   -  Proposals where the issuance of debt will result in the       Case-by-Case
      gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

   -  Adoption of financing plans if they are in the best economic      For
      interests of shareholders

Related Party Transactions                                          Case-by-Case

   -  Approval of such transactions unless the agreement requests       For
      a strategic move outside the company's charter or contains unfavorable terms

Capitalization of Reserves

   -  Proposals to capitalize the company's reserves for bonus          For
      issues of shares or to increase the par value of shares

Amendments to Articles of Association                               Case-by-Case

   -  That are editorial in nature                                      For

   -  Where shareholder rights are protected                            For

   -  Where there is negligible or positive impact on shareholder       For
      value

   -  For which management provides adequate reasons for the            For
      amendments

   -  Which the company is required to do so by law (if                 For
      applicable)

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 30, 2004

                              ING SERIES FUND, INC.

       CLASS O SHARES OF ING GLOBAL SCIENCE AND TECHNOLOGY FUND (FORMERLY, ING TECHNOLOGY FUND), ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND.

       This Statement of Additional Information (the "SAI") is not a Prospectus, but is incorporated by reference, in, and should be read in conjunction with, the current Class O Prospectus dated September 30, 2004, for ING Series Fund, Inc. (the "Company"), which has been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

       The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. The Company currently has authorized the following series :

                          ING International Growth Fund
                                 ING Growth Fund
                             ING Small Company Fund
    ING Global Science and Technology Fund ("Global Science and Technology")
                         (formerly, ING Technology Fund)
              ING Index Plus LargeCap Fund ("Index Plus LargeCap")
                ING Index Plus MidCap Fund ("Index Plus MidCap")
              ING Index Plus SmallCap Fund ("Index Plus SmallCap")
                           ING Value Opportunity Fund)
 ING Balanced Fund ING Equity Income Fund (formerly, ING Growth and Income Fund)
                                  ING Bond Fund
                               ING Government Fund
                          ING Aeltus Money Market Fund
                      ING Strategic Allocation Growth Fund
                     ING Strategic Allocation Balanced Fund
                      ING Strategic Allocation Income Fund

This SAI discusses ING Global Science and Technology Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING and Index Plus SmallCap Funds (each a "Fund" and collectively, the "Funds").

THE FUNDS' FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORTS THEREON, INCLUDED IN THE ANNUAL REPORTS DATED MAY 31, 2004, ARE INCORPORATED BY REFERENCE IN THIS SAI. A FREE COPY OF THE ANNUAL REPORTS, SEMI-ANNUAL REPORTS AND THE PROSPECTUS IS AVAILABLE UPON REQUEST BY WRITING TO: ING SERIES FUND, INC., 7337 DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ, 85258-2034, OR BY CALLING: 1-800-992-0180

                                TABLE OF CONTENTS

HISTORY OF ING SERIES FUND, INC.                                               3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES                                4
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                    44
INVESTMENT ADVISORY AGREEMENTS                                                44
EXPENSE LIMITATION AGREEMENTS                                                 48
SUB-ADVISORY AGREEMENTS                                                       48
PROXY VOTING PROCEDURES                                                       52
ADMINISTRATIVE SERVICES AGREEMENT                                             52
PRINCIPAL UNDERWRITER                                                         54
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS                           55
PURCHASE AND REDEMPTION OF SHARES                                             57
BROKERAGE ALLOCATION AND TRADING POLICIES                                     58
CODE OF ETHICS                                                                60
SHAREHOLDER ACCOUNTS AND SERVICES                                             60
NET ASSET VALUE                                                               62
CALCULATION OF PERFORMANCE DATA                                               69
PERFORMANCE COMPARISONS                                                       72
CUSTODIAN                                                                     73
TRANSFER AGENT                                                                73
LEGAL COUNSEL                                                                 73
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 73
FINANCIAL STATEMENTS                                                          73
APPENDIX A: PROXY VOTING PROCEDURES                                           74

                        HISTORY OF ING SERIES FUND, INC.

       The Company is a Maryland Corporation registered as a diversified open-end management investment company. The Company was organized in June 1991 and currently consists of the following separately managed series:

                                    FUND NAME

          ING International Growth Fund
          ING Growth Fund
          ING Small Company Fund
          ING Global Science and Technology Fund (formerly ING Technology Fund) ING Index Plus LargeCap Fund
          ING Index Plus MidCap Fund
          ING Index Plus SmallCap Fund
          ING Value Opportunity Fund
          ING Balanced Fund
          ING Equity Income Fund (formerly ING Growth and Income Fund)
          ING Bond Fund
          ING Government Fund
          ING Aeltus Money Market Fund
          ING Strategic Allocation Growth Fund
          ING Strategic Allocation Balanced Fund
          ING Strategic Allocation Income Fund

       INCORPORATION The Company was incorporated under the laws of Maryland on June 17, 1991.

       SERIES AND CLASSES The Company currently offers multiple series. ING Global Science and Technology Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, and ING Index Plus SmallCap Fund are offered through this SAI and the corresponding Prospectus.

       The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to:
(a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class;
(d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class O shares are offered through this SAI and the corresponding Prospectus.

       CAPITAL STOCK Fund shares are fully paid and non-assessable when issued. Class O shares have no preemptive or conversion rights. Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

       VOTING RIGHTS Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

       SHAREHOLDER MEETINGS The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (the "1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

       1940 ACT CLASSIFICATION The Company is a diversified open-end management investment company, as those terms are defined under the 1940 Act. The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

       The Funds have adopted the following investment restrictions as fundamental policies that cannot be changed without the approval by the holders of a majority (as defined in the 1940 Act) of the Funds' outstanding shares, which means the lesser of (1) 67% or more of the shares of a Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

       The investment objective of each Fund is a fundamental policy. In addition, under these investment restrictions, each Fund will not:


(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Further, ING Global Science and Technology Fund will classify science and technology stocks as separate industries according to service type, including, but not limited to, semiconductors, biotechnology, pharmaceuticals, telecom, and Internet software and services.

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or
       (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (the "1933 Act").

       The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

  (1) except for ING Global Science and Technology Fund, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this SAI and in the Prospectus;

  (2) except for ING Global Science and Technology Fund, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

  (3) invest in companies for the purpose of exercising control or management;

  (4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

  (5) invest more than 15% (10% for ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC (ING Investments), the Funds' investment adviser, or the applicable Sub-Adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

  (6) invest more than 15% (10% for ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation ("S&P") or Baa3 by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, considered by the Sub-Adviser to be of comparable quality.

       Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by Bloomberg Industry Group. The Sub-Advisers believe that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

       ING Global Science and Technology Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the science and technology industry sectors. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

       ING Index Plus LargeCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

       ING Index Plus MidCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 400 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

       ING Index Plus SmallCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's SmallCap 600 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

       The chart below sets out certain investment techniques that each Fund may employ. Descriptions of these techniques and associated risk factors follow the chart.

                                                        GLOBAL SCIENCE
                                                              AND                                            INDEX PLUS
                                                          TECHNOLOGY      INDEX PLUS        INDEX PLUS        SMALLCAP
              ASSET CLASSES/ INVESTMENT TECHNIQUES           FUND        LARGECAP FUND      MIDCAP FUND         FUND
          --------------------------------------------------------------------------------------------------------------
             EQUITIES'
             Common Stock                                     X               X                 X                X
             Convertible Securities                           X               X                 X                X
             Preferred Stock                                  X               X                 X                X
             FOREIGN INVESTMENTS
          ADRs / EDRs/ GDRs                                   X               X                 X                X
             Eurodollar Convertible Securities                X               X                 X                X
             Eurodollar/Yankee Dollar Instruments             X               X                 X                X
             Foreign Currency Exchange Transactions           X               X                 X                X
             Foreign and Emerging Market Securities(1)        X               X                 X                X
             International Debt Securities(2)                 X               X                 X                X
             FIXED INCOME
             Credit-Linked Notes                              X
             Corporate Debt Securities(3)                     X               X                 X                X
             Floating or Variable Rate Instruments(4)         X               X                 X                X
             High Yield Securities(5)                         X               X                 X                X

----------
(1) Because the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund, except ING Global Science and Technology Fund, will not, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof).
(2) ING Global Science and Technology Fund may only invest in investment grade debt securities, which are debt securities with a Standard & Poor's Corporation (S&P) or Moody's Investor's Service, Inc. (Moody's) rating of BBB/Baa or above or, if unrated, are considered by BlackRock to be of comparable quality.
(3) While corporate debt securities generally have maturities of ten years or more, the Funds may purchase corporate debt securities which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.
(4) Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and
     (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be received through demand.

(5) ING Global Science and Technology Fund will not invest more than 15% (10% for ING Index Plus LargeCap Fund, ING Index MidCap Fund and ING Index Plus SmallCap Fund) of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's or, if unrated, considered by the applicable Sub-Adviser to be of comparable quality).

(6) ING Global Science and Technology Fund may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

                                                        GLOBAL SCIENCE
                                                             AND                                             INDEX PLUS
                                                          TECHNOLOGY      INDEX PLUS        INDEX PLUS        SMALLCAP
              ASSET CLASSES/ INVESTMENT TECHNIQUES           FUND        LARGECAP FUND      MIDCAP FUND         FUND
          --------------------------------------------------------------------------------------------------------------
            Mortgage Related Securities(6)                    X
            Short-Term Investments                            X               X                 X                X
            Savings Association Obligations                   X               X                 X                X
            Interest/Principal Only Stripped
            Mortgage Backed Securities                        X               X                 X                X
            United States Government Securities               X               X                 X                X
            OTHER INVESTMENTS
            Asset Backed Securities (non-Mortgage)            X               X                 X                X
            Banking Industry Obligations                      X               X                 X                X
            Derivatives(7)                                    X               X                 X                X
            Dealer Option(8)                                  X               X                 X                X
            Financial Futures Contracts and
            Related Options                                   X               X                 X                X
            Foreign Currency Options                          X               X                 X                X
            Forward Currency Contracts                        X               X                 X                X
            Forward Foreign Currency_Contracts                X               X                 X                X
            Index-, Currency-, and
            Equity-Linked Securities                          X               X                 X                X
            Options on Futures(8)                             X               X                 X                X
            Over the Counter Options                          X               X                 X                X
            Put and Call Options(9)                           X               X                 X                X
            Stock Index Options                               X               X                 X                X
            Straddles                                         X               X                 X                X
            Warrants                                          X               X                 X                X
            IPOs                                              X               X                 X                X
            Other Investment Companies                        X               X                 X                X
            Private Funds                                     X
            Real Estate Securities                            X               X                 X                X
            Restricted and Illiquid Securities(10)            X               X                 X                X
            TBA Sale Commitments                              X               X                 X                X
            Zero Coupon and Pay-In-Kind                       X               X                 X                X
            Supranational Agencies(11)                        X               X                 X                X
            INVESTMENT TECHNIQUES
            Borrowing (12)                                    X               X                 X                X

                                                        GLOBAL SCIENCE
                                                              AND                                            INDEX PLUS
                                                          TECHNOLOGY      INDEX PLUS        INDEX PLUS        SMALLCAP
              ASSET CLASSES/ INVESTMENT TECHNIQUES           FUND        LARGECAP FUND      MIDCAP FUND         FUND
          --------------------------------------------------------------------------------------------------------------
            Lending of Portfolio Securities(13)               X               X                 X                X
            Repurchase Agreements(14)                         X               X                 X                X
            Reverse Repurchase Agreements and
              Dollar Rolls                                    X
            Securities, Interest Rate and
              Currency Swaps                                  X               X                 X                X
            Temporary Defensive Positions                     X               X                 X                X
            Short Sales(15)                                   X               X                 X                X
            When-Issued Securities and
            Delayed-Delivery Transactions                     X               X                 X                X

(9) Each Fund is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. Each Fund may not buy options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened. The Fund will not write a call option on a security unless the call is "covered' (i.e. it already owns the underlying security). The Funds may purchase put options when ING Investments or the applicable Sub-Adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.

(10) A Fund will not invest more than 15% (ING Index Plus LargeCap Fund, Index Plus MidCap Fund and ING Index Plus SmallCap Fund) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to
     Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered ING Investments or the applicable Sub-Adviser shall determine whether a particular security is deemed to be liquid based in the trading markets for the specific security and other factors.
(11) Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government.
(12) Each Fund may borrow up to 5% of the value of its assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings.
(13) Each Fund may lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.
(14) Repurchase Agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.
(15) A Fund, except for ING Global Science and Technology Fund, will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this SAI and in the Prospectus.

EQUITY INVESTMENTS; CONVERTIBLES

COMMON AND PREFERRED STOCKS

       Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common stock and preferred stock are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

       CONVERTIBLE SECURITIES

       A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

FOREIGN INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS

       Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts ("ADRs"), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts ("EDRs"), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts ("GDRs"), which are similar to EDRs although they may be held through foreign clearing agents such as

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Euroclear and other foreign depositories. Depositary receipts denominated in
U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR CONVERTIBLE SECURITIES

       Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR/YANKEE DOLLAR INSTRUMENTS

       Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

       A Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

       Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code Foreign Mortgage Related Securities of 1986, as amended (the "Code").

FOREIGN AND EMERGING MARKET SECURITIES

       Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

       As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

       Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

       Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

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INTERNATIONAL DEBT SECURITIES

       International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs.
These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

       In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

       Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

       RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

       The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

       Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

       BRADY BONDS. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

FIXED INCOME SECURITIES

DEBT SECURITIES

       Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

CREDIT-LINKED NOTES

       A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specific credit-related events.

       Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Portfolio cannot assure that it can implement a successful strategy regarding this type of investment.

CORPORATE DEBT SECURITIES

       Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

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FLOATING OR VARIABLE RATE INSTRUMENTS

       Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

HIGH YIELD SECURITIES

       High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's, S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by the Sub-Adviser.

       These securities include:

       (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;
       (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and
       (c)   any securities convertible into any of the foregoing.

       Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset value ("NAV"). The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, ING Investments or the Sub-Adviser seeks to identify situations in which ING Investments or the Sub-Adviser believes that future developments will enhance the creditworthiness and the ratings of the issuer.

       SOME OF THE RISKS ASSOCIATED WITH HIGH-YIELD BONDS INCLUDE:

       SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may under-perform investment grade corporate bonds.

       Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's NAVs. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

       PAYMENT EXPECTATIONS High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

       LIQUIDITY AND VALUATION RISKS Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

       LIMITATIONS OF CREDIT RATINGS The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Sub-Adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on the Sub-Adviser's own credit analysis than might be the case for a fund which does not invest in these securities.

MORTGAGE RELATED SECURITIES

       The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "United States Government Securities."

       Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

       CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

       CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

       RISKS OF MORTGAGE RELATED INVESTMENT Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

SHORT-TERM INVESTMENTS

       BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

       A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

       For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

       In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

SAVINGS ASSOCIATION OBLIGATIONS

       The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

       STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

UNITED STATES GOVERNMENT SECURITIES

       U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturity and the dates of issuances. U.S. Government securities also include securities issued by instrumentalities of the U.S. Government. Securities issued by certain U.S. Government instrumentalities,

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such as the Government National Mortgage Association, are backed by the full faith and credit of the United States. Securities issued by other instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the FNMA and the Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States. Although under certain conditions certain of these authorities may borrow from the U.S. Treasury. If the Fund invests in a U.S. Government security that is not backed by the full faith and credit of the U.S., the Fund must look principally to the agency or instrumentality issuing or guaranteeing the U.S. Government Security for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the U.S. Government instrumentality does not meet its commitment. The Fund will invest in U.S. Government securities that are not backed by the full faith and credit of the United States only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities that are backed by the full faith and credit of the United States.

CREDIT LINKED NOTES

       A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any Portfolio in accordance to the Fund's investment objective. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a high yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). A Fund cannot assure that it can implement a successful strategy regarding this type of investments.


OTHER INVESTMENTS

ASSET BACKED SECURITIES (NON-MORTGAGE)

       Each Fund may invest in non-mortgage asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

       Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

       The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-

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through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

       The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS

       Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

       A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

       In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

DERIVATIVES

       DEALER OPTIONS Certain risks are specific to dealer options and exchange-traded options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

       Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

       The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

       A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act (the "Act") by the Commodity Futures Trading Commission. The Funds have claimed an exclusion from the term "commodity pool operator" under the Act and is not subject to registration or regulations under the Act.

       A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

       Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

       The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

       When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

       Investments in futures contracts on fixed income securities involve the risk that if ING Investment's or the Sub-Adviser's judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

       Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

       Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

       "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

       If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily NAVs, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

       When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

       A Fund can buy and write (sell) options on futures contracts.

       POTENTIAL LACK OF A LIQUID SECONDARY MARKET Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

       The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

       FOREIGN CURRENCY OPTIONS A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

       FORWARD FOREIGN CURRENCY CONTRACTS Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Sub-Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

       Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

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       The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market
(and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

       At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

       The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

       Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

       INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

       Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the

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derivatives may be influenced by interest rate and other market changes in the
United States and abroad. Certain derivative instruments may be illiquid.

       OPTIONS ON FUTURES

       A futures option gives a Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Fund.

       OVER THE COUNTER OPTIONS

       The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

       PUT AND CALL OPTIONS A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments or ING IM.

       The Funds will not write call options on when-issued securities. The Funds purchase call options on primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

       So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver

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the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

       When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

       An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

       A Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

       In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

       If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

       The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

       The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This

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liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

       Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

       FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association ("NFA"), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

       ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

       Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

       The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

       At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

       The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

       Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

       SWAP TRANSACTIONS The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

       RISKS OF INVESTING IN OPTIONS There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

       A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

       In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

WARRANTS

       A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

INITIAL PUBLIC OFFERINGS

       Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

       Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

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       The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

       The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and, therefore, have a more limited effect on the Funds' performance.

       There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

OTHER INVESTMENT COMPANIES

       Each Fund may invest up to 10% of its assets in other investment companies. A Fund may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

EXCHANGE TRADED FUNDS

       Exchange Traded Funds ("ETFs") are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at NAV .Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

PRIVATE FUNDS

       U.S. or foreign private limited partnerships or other investment funds, which are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

       Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

       The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

       Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

       The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

       Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

REAL ESTATE SECURITIES

       Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

       Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines

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in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

RESTRICTED AND ILLIQUID SECURITIES

       Each Fund may invest in a restricted security or an illiquid security if the Investment Adviser or a Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

       Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board.

       Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TBA SALE COMMITMENTS

       Each Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

       Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the

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issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

       The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

GOVERNMENT TRUST CERTIFICATES

       Government may invest in Government Trust Certificates, which represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

SUPRANATIONAL AGENCIES

       Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

INVESTMENT TECHNIQUES

BORROWING

       If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

       When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

       Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other

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costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

       In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan. The Funds seek to mitigate this risk through contracted indemnification upon default.

       The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS

       Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

       Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

       In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

       Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

       Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

SHORT SALES AGAINST THE BOX

       If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

TEMPORARY DEFENSIVE POSITIONS

       A Fund may invest in short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Investment Adviser's or the Sub-Advisers' determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

       In order to secure prices or yields deemed advantageous at the time the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

       When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

   Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

          MATURITY POLICIES

          The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

                               PORTFOLIO TURNOVER

       A change in securities held in the portfolio of a Fund is known as "portfolio turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however the rate will be higher when a Fund finds it necessary to change significantly its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains. Each Fund's historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

       The rate of portfolio turnover for Global Science and Technology increased during the fiscal year ended May 31, 2004 partially due to the restructuring of Global Science and Technology following the change in sub-adviser to BlackRock on January 1, 2004. In addition, the increase was due to the fact that BlackRock has a more active strategy than the previous sub-adviser. The Fund may engage in frequent trading of portfolio securities to achieve its primary investment strategies.

                             MANAGEMENT OF THE FUNDS

Set forth in the table below is information about each Director of the Company

                                                                                          NUMBER OF
                                                TERM OF                                 FUNDS IN FUND
                                              OFFICE AND                              COMPLEX OVERSEEN
                               POSITION(S)    LENGTH OF     PRINCIPAL OCCUPATION(S)          BY          OTHER DIRECTORSHIPS HELD BY
   NAME, ADDRESS AND AGE     HELD WITH FUND TIME SERVED(1)  DURING THE PAST 5 YEARS  DIRECTOR/TRUSTEE(2)      DIRECTOR/TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE
  "INTERESTED PERSON"

J. SCOTT FOX(3)              Director       Since 1997     Vice Chairman and Chief           53          Mr. Fox serves as
7337 E. Doubletree Ranch Rd.                               Operating Officer, ING                        director of the board of
Scottsdale, Arizona 85258                                  Investment Management                         IPC Financial Network,
Date of Birth: 02/01/1955                                  (September 2002 to                            Inc. (January 2001 to
                                                           present); President and                       present); Director, Metro
                                                           Chief Executive Officer                       Hartford Chamber of
                                                           (April 2001 to Present),                      Commerce and The Greater
                                                           Managing Director and                         Hartford Arts Council.
                                                           Chief Operating Officer
                                                           (April 1994 to April
                                                           2001), Aeltus Investment
                                                           Management, Inc.

THOMAS J. McINERNEY(4)       Director       April 2002 -   Chief Executive Officer,         171          Director, Equitable Life
7337 E. Doubletree Ranch Rd.                Present        ING U.S. Financial                            Insurance Co., Golden
Scottsdale, Arizona 85258                                  Services (September 2001                      American Life Insurance
Date of Birth: 05/05/1956                                  - Present); Member, ING                       Co., Life Insurance
                                                           Americas Executive                            Company of Georgia,
                                                           Committee (2001 -                             Midwestern United Life
                                                           Present); ING Aeltus                          Insurance Co., ReliaStar
                                                           Holding Company, Inc.                         Life Insurance Co.,
                                                           (2000 - Present), ING                         Security Life of Denver,
                                                           Retail Holding Company                        Security Connecticut Life
                                                           (1998 - Present), and ING                     Insurance Co., Southland
                                                           Retirement Holdings, Inc.                     Life Insurance Co., USG
                                                           (1997 - Present).                             Annuity and Life Company,
                                                           Formerly,ING Life                             and United Life and
                                                           Insurance and Annuity                         Annuity Insurance Co. Inc
                                                           Company (September 1997 -                     (March 2001 - Present);
                                                           November 2002).                               Member of the Board,
                                                           President, Chief                              Bushnell Performing Arts
                                                           Executive Officer and                         Center; St. Francis
                                                           Director of Northern Life                     Hospital; National
                                                           Insurance Company (March                      Conference of Community
                                                           2001 - October 2002,                          Justice; and Metro
                                                           General Manager and Chief                     Atlanta Chamber of
                                                           Executive Officer, ING                        Commerce.
                                                           Worksite Division
                                                           (December 2000 - October
                                                           2001), President,
                                                           ING-SCI, Inc. (August
                                                           1997 - December 2000);
                                                           President, Aetna
                                                           Financial Services
                                                           (August 1997 - December
                                                           2000).

INDEPENDENT
  DIRECTORS/TRUSTEES

ALBERT E. DePRINCE, JR.      Trustee        June 1998 -    Director, Business and            53          Director, International
7337 E. Doubletree Ranch Rd.                Present        Economic Research Center,                     Atlantic Economic Society
Scottsdale, Arizona 85258                                  (August 1999 to August                        (October 2002 - present);
Date of Birth: 04/24/1941                                  2002); and Professor of                       Academy of Economics and
                                                           Economics and Finance,                        Finance (February 2001 -
                                                           Middle Tennessee State                        present).
                                                           University, August 1991
                                                           to present.

                                                                                          NUMBER OF
                                                TERM OF                                 FUNDS IN FUND
                                              OFFICE AND                              COMPLEX OVERSEEN
                               POSITION(S)    LENGTH OF     PRINCIPAL OCCUPATION(S)          BY          OTHER DIRECTORSHIPS HELD BY
   NAME, ADDRESS AND AGE     HELD WITH FUND TIME SERVED(1)  DURING THE PAST 5 YEARS  DIRECTOR/TRUSTEE(2)       DIRECTOR/TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
MARIA T. FIGHETTI            Trustee        April 1994 -   Retired. Formerly,                53          None
7337 E. Doubletree Ranch Rd.                Present        Attorney, New York City
Scottsdale, Arizona 85258                                  Department of Mental
Date of Birth: 09/07/1943                                  Health (June 1973 -
                                                           October 2002) and
                                                           Associate Commissioner
                                                           (1995 - 2002).

SIDNEY KOCH                  Trustee        April 1994 -   Financial Adviser,                53          Director, Northwest
7337 E. Doubletree Ranch Rd.                Present        self-employed, January                        Center for the Arts,
Scottsdale, Arizona 85258                                  1993 to present.                              Torrington, CT.
Date of Birth: 04/22/1935

CORINE T. NORGAARD           Trustee        June 1991 -    Retired. Formerly, Dean           53          Director/Trustee, Mass
7337 E. Doubletree Ranch Rd.                Present        of the Barney School of                       Mutual Corporate and
Scottsdale, Arizona 85258                                  Business, University of                       Participation Investors
Date of Birth: 06/20/1937                                  Hartford (August 1996 to                      (April 1997 - Present);
                                                           May 2004).                                    Director, Advest Trust
                                                                                                         Company (1998 - Present);
                                                                                                         Director, Connecticut
                                                                                                         Health Foundation (2002 -
                                                                                                         Present).

EDWARD T. O'DELL             Trustee        June 2002 -    Retired. Formerly,                53          None
7337 E. Doubletree Ranch Rd.                Present        Partner/Chairman,
Scottsdale, Arizona 85258                                  Financial Service's
Date of Birth: 11/26/1935                                  Group, Goodwin Procter
                                                           LLP (June 1966 to
                                                           September 2000).

JOSEPH E. OBERMEYER          Trustee        January 2003 - President, Obermeyer &            53          None
7337 E. Doubletree Ranch Rd.                Present        Associates, Inc.
Scottsdale, Arizona 85258                                  (Consulting firm)(1999 to
Date of Birth: 10/24/1957                                  present) and Senior
                                                           Manager, Arthur Andersen,
                                                           LLP (1995 - October
                                                           1999).


(1) Directors/Trustees serve until their successors are duly elected and qualified.
(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, ING Partners, Inc.; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.
(3) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with ING IM, an affiliate of ING Investments, LLC.
(4) Mr. McInerney is deemed to be an "interested person" as defined by the 1940 Act, because of his affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

               OFFICERS

   Information about the ING Funds' officers are set forth in the table below:

                                                            TERM OF OFFICE AND LENGTH OF  PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE         POSITIONS HELD WITH THE FUND  TIME SERVED (1)               FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY             President, Chief Executive    March 2002 - Present          President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.  Officer and Chief Operating                                 ING Investments, LLC(2) (December 2001 -
                                                                                          Present). Formerly, Senior Executive
                                                                                          Vice President and Chief Operating
                                                                                          Officer,

                                                            TERM OF OFFICE AND LENGTH OF  PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE         POSITIONS HELD WITH THE FUND  TIME SERVED (1)               FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Scottsdale, Arizona 85258     Officer                                                     ING Investments, LLC(2) (April 1995 -
Date of Birth:  04/09/1949                                                                December 2000); and Executive Vice
                                                                                          President, ING Investments, LLC(2) (May
                                                                                          1998 - June 2000).

MICHAEL J. ROLAND             Principal Financial Officer   March 2002 - Present          Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.                                                              Financial Officer and Treasurer, ING
Scottsdale, Arizona 85258     Executive Vice President and  April 2002 - Present          Investments, LLC(2) (December 2001 -
Date of Birth:  05/30/1958    Assistant Secretary                                         Present). Formerly, Senior Vice
                                                                                          President, ING Investments, LLC(2) (June
                                                                                          1998 - December 2001).

STANLEY D. VYNER              Executive Vice President      March 2002 - Present          Executive Vice President, ING
7337 E. Doubletree Ranch Rd.                                                              Investments, LLC(2) (July 2000 -
Scottsdale, Arizona 85258                                                                 Present) and Chief Investment Risk
Date of Birth:  05/14/1950                                                                Officer (June 2003 - Present). Formerly,
                                                                                          Chief Investment Officer of the
                                                                                          International Portfolios, ING
                                                                                          Investments, LLC(2) (July 1996 - June
                                                                                          2003); and President and Chief Executive
                                                                                          Officer, ING Investmnets, LLC(2) (August
                                                                                          1996 - August 2000).

ROBERT S. NAKA                Senior Vice President and     March 2002 - Present          Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.  Assistant Secretary                                         Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                                 (October 2001 - Present). Formerly,
Date of Birth:  06/17/1963                                                                Senior Vice President and Assistant
                                                                                          Secretary, ING Funds Services, LLC(3)
                                                                                          (February 1997 - August 1999).

KIMBERLY A. ANDERSON          Senior Vice President         December 2003 - Present       Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.                                                              LLC(2) (October 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Vice President and Assistant
Date of Birth:  07/25/1964                                                                Secretary, ING Investments, LLC(2)
                                                                                          (October 2001 - October 2003); Assistant
                                                                                          Vice President, ING Funds Services,
                                                                                          LLC(3) (November 1999 - January 2001);
                                                                                          and has held various other positions
                                                                                          with ING Funds Services, LLC(3) for more
                                                                                          than the last five years.

ROBYN L. ICHILOV              Vice President and Treasurer  March 2002 - Present          Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                                                              LLC(3) (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                                 Investments, LLC(2) (August 1997 -
Date of Birth:  09/25/1967                                                                Present).

LAUREN D. BENSINGER           Vice President                March 2003 - Present          Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                                              Officer, ING Funds Distributor, LLC(4)
Scottsdale, Arizona 85258                                                                 (July 1995 - Present); and Vice
Date of Birth:  02/06/1954                                                                President (February 1996 - Present) and
                                                                                          Chief Compliance Officer (October 2001 -
                                                                                          Present), ING Investments, LLC(2).

MARIA M. ANDERSON             Assistant Vice President      April 2002 - Present          Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                                              Services, LLC(3) (October 2001 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Manager of Fund
Date of Birth:  05/29/1958                                                                Accounting and Fund Compliance, ING
                                                                                          Investments, LLC(2) (September 1999 -
                                                                                          November 2001); and Section Manager of
                                                                                          Fund Accounting, Stein Roe Mutual Funds
                                                                                          (July 1998 - August 1999).

TODD MODIC                    Vice President                September 2003 - Present      Vice President of Financial Reporting -
7337 E. Doubletree Ranch Rd.                                                              Fund Accounting of ING Fund Services,
Scottsdale, Arizona 85258                                                                 LLC(3) (September 2002 - Present).
Date of Birth:  11/03/1967                                                                Formerly, Director of Financial
                                                                                          Reporting, ING Investments, LLC(2)
                                                                                          (March 2001 - September 2002); Director
                                                                                          of Financial Reporting, Axient
                                                                                          Communications, Inc. (May 2000 - January
                                                                                          2001); and Director of Finance,
                                                                                          Rural/Metro Corporation (March 1995 -
                                                                                          May 2000).

THERESA KELETY                Secretary                     September 2003 - Present      Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                              (April 2003 - Present). Formerly, Senior
Scottsdale, Arizona 85258                                                                 Associate with Shearman & Sterling
Date of Birth:  02/28/1963                                                                (February 2000 - April 2003); and
                                                                                          Associate with Sutherland Asbill &
                                                                                          Brennan (1996 - February 2000).

HUEY P. FALGOUT, JR.          Assistant Secretary           September 2003 - Present      Chief Counsel, ING U.S. Financial
                                                                                          Services (September 2003 - Present).

                                                            TERM OF OFFICE AND LENGTH OF  PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE         POSITIONS HELD WITH THE FUND  TIME SERVED (1)               FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
7337 E. Doubletree Ranch Rd.                                                              Formerly, Counsel, ING U.S. Financial
Scottsdale, Arizona 85258                                                                 Services (November 2002 - September
Date of Birth: 11/15/1963                                                                 2003); and Associate General Counsel of
                                                                                          AIG American General (January 1999 -
                                                                                          November 2002).

ROBIN R. NESBITT              Assistant Secretary           September 2004 - Present      Supervisor, Board Operations, ING Funds
7337 E. Doubletree Ranch Rd.                                                              Services, LLC(3) (August 2003 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Senior Legal
Date of Birth: 09/30/1973                                                                 Analyst, ING Funds Services, LLC(3)
                                                                                          (August 2002 - August 2003); Associate,
                                                                                          PricewaterhouseCoopers (January 2001 -
                                                                                          August 2001); and Paralegal, McManis,
                                                                                          Faulkner & Morgan (May 2000 - December
                                                                                          2000).


(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD OF DIRECTORS

       The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

COMMITTEES

       The Board has an Audit Committee whose function is to meet with the independent auditors of each Fund to review the scope of each Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Ms. Norgaard currently serves as Chairman and Mr. Obermeyer currently serves as Vice Chairman of the Committee. The Audit Committee held 5 meetings during the fiscal year ended May 31, 2004.

       The Board has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairman and Dr. DePrince currently serves as Vice Chairman of the Committee. The Contract Committee held 6 meeting during the fiscal year ended May 31, 2004.

       The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held 0 meetings during the fiscal year ended May 31, 2004.

       The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held 0 meetings during the fiscal year ended May 31, 2004.

       The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Fund and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable United States federal or state securities laws and breaches of fiduciary duty arising under United States federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairman and Mr. O'Dell currently serves as Vice Chairman of the Committee. The Committee meets as needed. The Compliance Committee held 0 meetings during the fiscal year ended May 31, 2004.

DIRECTOR OWNERSHIP OF SECURITIES

       Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2003.

                                                                                                        AGGREGATE DOLLAR RANGE
                                                                                                      OF EQUITY SECURITIES IN ALL
                                 GLOBAL                                                                  REGISTERED INVESTMENT
                               SCIENCE AND   INDEX PLUS                                                  COMPANIES OVERSEEN BY
                               TECHNOLOGY     LARGECAP         INDEX PLUS       INDEX PLUS SMALLCAP     DIRECTOR IN FAMILY OF
                                  FUND          FUND          MIDCAP FUND               FUND             INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Albert E. DePrince,               None       $10,001 -    $10,001 - $50,000(1)  $10,001 - $50,000(1)     $10,001-$50,000 (1)
Jr.                                          50,001 (1)
Maria T. Fighetti                 None          None              None                  None                     None
Sidney Koch                       None      $1 - $10,000          None                  None                 $1 - $10,000
Edward T. O'Dell                  None          None        over $100,000(1)     Over $100,000 (1)        Over $100,000 (1)
Joseph E.                         None          None          $1 - $10,000              None                 $1 - $10,000
Obermeyer
Corine T. Norgaard                None          None              None                  None                Over $100,000
DIRECTORS WHO ARE "INTERESTED
         PERSONS"
J. Scott Fox                    $10,001 -     $10,001-            None                  None                Over $100,000
                                 $50,000       $50,000
Thomas McInerney                  None        $50,001 -           None                  None              $50,001 - $100,000
                                              $100,000


(1)  Held in a deferred compensation account.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

       Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership as of December 31, 2003 in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

                          NAME OF OWNERS
                         AND RELATIONSHIP                            VALUE OF   PERCENTAGE OF
    NAME OF DIRECTOR       TO DIRECTOR     COMPANY  TITLE OF CLASS  SECURITIES      CLASS
---------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.         N/A          N/A         N/A           $  --         N/A
Maria T. Fighetti               N/A          N/A         N/A           $  --         N/A
Sidney Koch                     N/A          N/A         N/A           $  --         N/A
Corine T. Norgaard              N/A          N/A         N/A           $  --         N/A
Edward T. O'Dell                N/A          N/A         N/A           $  --         N/A
Joseph Obermeyer                N/A          N/A         N/A           $  --         N/A

COMPENSATION OF DIRECTORS

       During the fiscal year of the Funds ended May 31, 2004, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the fiscal year of the Funds ended May 31, 2004, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                      PENSION OR
                                                                      RETIREMENT      TOTAL COMPENSATION FROM
                                                   AGGREGATE       BENEFITS ACCRUED    THE COMPANY AND FUND
                 NAME OF PERSON                COMPENSATION FROM   AS PART OF FUND        COMPLEX PAID TO
                   POSITION                       THE COMPANY         EXPENSES(1)            DIRECTORS
-------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.(2)                          $ 27,229             N/A                 $ 150,000
Director
Maria T. Fighetti*                                  $ 25,873             N/A                 $ 142,500
Director, Former Chairman Audit Committee(2)
Sidney Koch                                         $ 26,736             N/A                 $ 147,500
Director, Chairman Contract Committee
Corine Norgaard                                     $ 25,364             N/A                 $ 140,000
Director, Chairman Audit Committee
Joseph E. Obermeyer(2)                              $ 25,460             N/A                 $ 140,100
Director
Edward T. O'Dell(2)                                 $ 22,590             N/A                 $ 124,500
Director


   (1) The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

   (2) During the fiscal year ended May 31, 2004, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $28,000, $73,500, $55,807 and $26,150, respectively, of their compensation from the Fund Complex.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

       Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. As of September 2, 2004, no person owned beneficially or of-record more than 25% of the Class O shares of any of the ING Funds.

       As of September 2, 2004, no person owned beneficially or of-record more than 5% of the outstanding Class O shares of the ING Funds.

       As of September 2, 2004, Directors and officers of the Company owned less than 1% of the outstanding shares of any of the Funds.

                         INVESTMENT ADVISORY AGREEMENTS

       The investment adviser for the Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The

Investment Adviser, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to another investment adviser, ING Investment Management Co.. ("ING IM"; formerly, Aeltus Investment Management Co.) as Sub-Adviser to all the Funds, except Global Science and Technology which is sub-advised by BlackRock Advisors, Inc. ("BlackRock"). The Investment Adviser and ING IM are direct, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

       Global Science and Technology and the Investment Adviser received an exemptive order from the SEC that allows the Investment Adviser to enter into a new investment sub-advisory agreement ("Sub-Advisory Agreement") and to make material changes to the Sub-Advisory Agreement with the approval of the Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Board (including a majority of the Board's disinterested Directors) of Global Science and Technology must approve a new or amended Sub-Advisory Agreement with the sub-adviser. In accordance with the exemptive order receive from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within 90 days of the change. The Investment Adviser remains responsible for providing general management services to Global Science and Technology, including overall supervisory responsibility for the general management services to Global Science and Technology, including overall supervisory responsibility for the general management and investment of Global Science and Technology's assets, and, subject to the review and approval of the Board, will among other things: (i) set Global Science and Technology's overall investment strategies;
(ii) evaluate, select and recommend sub-adviser to manage all or part of Global Science and Technology's assets; (iii) when appropriate, allocate and reallocate Global Science and Technology's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-adviser and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with Global Science and Technology's investment objectives, policies and restrictions.

       On February 26, 2001, the name of the Investment Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as investment adviser to all the Funds.

       The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Company, on behalf of the Funds. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to ING IM and BlackRock. The Investment Adviser oversees the investment management of each Sub-Adviser for the Funds.

       The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

       After an initial term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940
Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

       In connection with each annual approval, the Board is provided with qualitative and quantitative information to assist it in evaluating whether to approve the continuance of the Agreements. In approving the Investment Management Agreement through December 31, 2005, the Board was advised by independent counsel, and considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by ING Investments; (3) the fees charged under the Investment Management Agreement for each Fund including a comparison to fees paid by other comparable mutual funds;
(4) the reasonableness of the compensation paid to ING Investments under the Investment Management Agreement; (5) the profitability to ING Investments and its affiliates; (6) the personnel, capabilities and operations and financial condition of ING Investments; and (7) the expense ratio of each Fund in absolute terms and relative to other comparable mutual funds. The Board also reviewed information provided by ING Investments relating to its compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In addition, the Board considered the total services provided by ING Funds Services, LLC, an affiliate of ING Investments, as the administrator for all the Funds as well as the fees the administrator receives for such services, including their services in: (i) conducting a comprehensive review of third-party service provider relationships for the Funds, which is expected to result in significant expense savings; (ii) developing new methodologies for presenting information as part of the annual contract review process; and (iii) developing customer identification procedures in connection with money laundering policies.

       In reviewing the terms of the Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

       The Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


       The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Advisers. For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

FUND                            ADVISORY FEE    ASSETS
----                            ------------    ------
Global Science and Technology   1.050%           ON FIRST $500 MILLION
                                1.025%           ON NEXT $500 MILLION
                                1.000%           OVER $1 BILLION

Index Plus LargeCap             0.450%           ON FIRST $500 MILLION
                                0.425%           ON NEXT $250 MILLION
                                0.400%           ON NEXT $1.25 BILLION
                                0.375%           OVER $2 BILLION

Index Plus MidCap               0.450%           ON FIRST $500 MILLION
                                0.425%           ON NEXT $250 MILLION
                                0.400%           ON NEXT $1.25 BILLION
                                0.375%           OVER $2 BILLION

Index Plus SmallCap             0.450%           ON FIRST $500 MILLION

FUND                            ADVISORY FEE    ASSETS
----                            ------------    ------
                                0.425%           ON NEXT $250 MILLION
                                0.400%           ON NEXT $1.25 BILLION
                                0.375%           OVER $2 BILLION

       For the period June 1, 2003 through May 31, 2004, investment advisory fees paid to the Investment Adviser were as follows:


                      TOTAL INVESTMENT                 NET ADVISORY
FUND                   ADVISORY FEES       WAIVER       FEES PAID
-----                 ----------------     ------      ------------
Global Science and
Technology+           $        753,147   $  312,228    $    440,919
Index Plus LargeCap   $      2,120,485   $  (44,980)   $  2,165,465
Index Plus MidCap     $        635,797   $  156,488    $    479,309
Index Plus SmallCap   $        235,352   $  213,242    $     22,110

       For the period June 1, 2002 through May 31, 2003, investment advisory fees paid to the Investment Adviser were as follows:

                      TOTAL INVESTMENT                 NET ADVISORY
FUND                   ADVISORY FEES       WAIVER       FEES PAID
----                  ----------------     ------      ------------
Global Science and
Technology+           $        160,156   $  195,606   $    (35,450)
Index Plus LargeCap   $      1,545,868   $   46,614   $  1,499,254
Index Plus MidCap     $        273,680   $  235,200   $     38,480
Index Plus SmallCap   $         78,745   $  243,796   $   (165,051)

       For the period March 1, 2002 through May 31, 2002, investment advisory fees paid to the Investment Adviser were as follows:

                      TOTAL INVESTMENT                 NET ADVISORY
FUND                   ADVISORY FEES       WAIVER       FEES PAID
----                  ----------------     ------      ------------
Global Science and
Technology+           $         39,562   $   30,133   $      9,429
Index Plus LargeCap   $        472,870   $     (199)  $    473,068
Index Plus MidCap     $         61,839   $   27,195   $     34,344
Index Plus SmallCap   $         14,361   $   30,492   $    (16,131)


       For the period November 1, 2001 through February 28, 2002, investment advisory fees were paid to ING IM (investment adviser to the Funds prior to March 1, 2002) as follows:

                      TOTAL INVESTMENT                 NET ADVISORY
FUND                   ADVISORY FEES       WAIVER       FEES PAID
----                  ----------------     ------      ------------
Index Plus LargeCap   $        580,896   $      881   $    580,015
Index Plus MidCap     $         43,423   $   44,303   $       (880)
Index Plus SmallCap   $         15,631   $   43,342   $    (27,711)

                          EXPENSE LIMITATION AGREEMENTS

       The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which ING Investments has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Funds' business, and expenses of any counsel or other persons or services retained by the Funds' Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser do not exceed:

FUND                            EXPENSE LIMIT
----                            -------------
Global Science and Technology        1.75
Index Plus LargeCap                  0.95
Index Plus MidCap                    1.00
Index Plus SmallCap                  1.00

       Each Fund set forth above may at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, that Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

       Each expense limitation agreement provides that these expense limitations shall continue until the date set forth in the table below. Thereafter, each agreement will automatically renew for a one-year term unless ING provides written notice of the termination of the agreement to the Fund at least ninety
(90) days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by that Fund, without payment of any penalty, upon ninety (90) days prior written notice to ING.

FUND                            TERMINATION DATE
----                            ----------------
Global Science and Technology       May 31, 2005
Index Plus LargeCap                 May 31, 2005
Index Plus MidCap                   May 31, 2005
Index Plus SmallCap                 May 31, 2005

                             SUB-ADVISORY AGREEMENTS

       The Investment Management Agreement for each Fund provides that the Investment Adviser, with the approval of a Company's Board, may select and employ investment advisers to serve as Sub-Advisers for the Funds, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors and officers of a Fund who are employees of the Investment Adviser or its affiliates and office rent of a Fund. Each Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreements.

       Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's NAV; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Funds who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

       The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect through December 31, 2005 with respect to Global Science and Technology Fund and December 31, 2004 with respect to Index Plus LargeCap, Index Plus MidCap and Index Plus Small Cap Funds, and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

       Pursuant to the Sub-Advisory Agreement between the Investment Adviser and ING IM, ING IM acts as Sub-Adviser to all the Funds except ING Global Science and Technology Fund. In this capacity, ING IM, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Funds, manages the Funds' portfolio investments consistently with the Funds' investment objectives, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by the Investment Adviser. ING IM's address is 230 Park Avenue, New York 10169. ING IM is a wholly owned subsidiary of ING Groep N.V.

       In approving the Sub-Advisory Agreements through December 31, 2004, the Board considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by ING IM; (3) the reasonableness of the compensation paid to ING IM under the Sub-Advisory Agreements, including the advisory fee retained by ING Investments for its services to sub-advised Funds;
(4) the profitability to ING IM of the services provided under the Sub-Advisory Agreements; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of ING IM; and (6) the brokerage and trading activities of ING IM in managing the Funds' portfolios, the impact of such activities on the performance of the Funds and the sources of research used by ING IM, including research generated by ING IM and soft dollar research. The Board also reviewed information provided by ING IM relating to their compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In the context of reviewing the Sub-Advisory Agreements with ING IM, the Board met with senior management and reviewed absolute and relative performance of the Funds. The Board also considered the compensation structure within ING IM and its ability to attract and retain high quality investment professionals. In this regard, the Board considered organizational and personnel changes at ING IM during the past year that are expected to enhance the quality of its investment operations.

       Pursuant to a Sub-Advisory Agreement between the Investment Adviser and BlackRock Advisors, Inc. ("BlackRock"), BlackRock serves as Sub-Adviser to ING Global Science and Technology Fund. BlackRock has served as Sub-Adviser since January 1, 2004. Prior to January 1, 2004, AIC served as Sub-Adviser. In this capacity, BlackRock, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Fund, manages the Fund's investment portfolio consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. BlackRock's address is 100 Bellevue Parkway, Wilmington, Delaware 19809. Founded in 1994, BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S.

       In reaching a decision to engage BlackRock as the Funds' sub-adviser, the Board, including a majority of the Independent Directors, compared the Fund's performance when managed by the former sub-adviser, AIC, with the performance of a portfolio managed by BlackRock that is comparable to the Fund under a new investment strategy. The Board also considered the performance of a peer group of other science and technology sector funds that are comparable to the Fund. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the Adviser's view of the reputation of BlackRock; (2) the nature and quality of the services to be provided by BlackRock; (3) the addition of an exclusivity provision in the Sub-Advisory Agreement; (4) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided; (5) BlackRock's track record in managing the risks and volatility inherent in the science and technology sectors; (6) the qualifications of the personnel, portfolio management capabilities and investment methodologies; (7) BlackRock's operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (8) BlackRock's financial condition; (9) the costs for the services to be provided by BlackRock and the fact that these costs will be paid by the Adviser and not directly by the Fund; (10) the consistency in investment style and portfolio turnover rates experienced over time by a portfolio managed by BlackRock in accordance with the new investment strategy; (11) the appropriateness of the selection of BlackRock and the employment of the new investment strategy in light of the Fund's investment objective and its current and prospective investor base; and (12) BlackRock's Code of Ethics and related procedures for complying therewith. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Fund.

       Prior to approving the Sub-Advisory Agreement, the Independent Directors met in several executive sessions with their independent counsel to discuss and consider the Sub-Advisory Agreement, as well as BlackRock. As a part of this process, the Independent Directors reviewed materials provided by BlackRock and by ING Investments regarding BlackRock and its personnel, operations, financial condition, philosophy of management, performance, expectations and methods of operations as they would relate to the Fund. In addition, the Independent Directors reviewed and discussed the terms and provisions of the Sub-Advisory Agreement.

       During the course of its deliberations, the Board reached the following conclusions regarding BlackRock and the Sub-Advisory Agreement, among others:
(1) BlackRock is qualified to manage the Fund's assets in accordance with its investment objective and policies; (2) the new investment strategy is appropriate for pursuing the Fund's investment objective and is consistent with the interests of current and prospective investors in the Fund; (3) the new investment strategy would not materially affect the current risk profile of the Fund; (4) BlackRock is likely to execute the new investment strategy consistently over time; (5) BlackRock has sufficient financial resources available to it to fulfill its commitments to the Fund under the Sub-Advisory Agreement; (6) BlackRock is likely to diversify the Fund's portfolios in order to minimize volatility and risk; (7) The exclusivity provisions included in the Sub-Advisory Agreement with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Fund with the opportunity to realize asset growth during the exclusivity period; (8) BlackRock maintains appropriate compliance programs; (9) BlackRock is likely to manage the assets with a turnover rate that is relatively low for a science and technology fund; and (10) the compensation to be paid under the Sub-Advisory Agreement is fair in relation to the services to be provided by BlackRock.

       In reviewing the terms of the Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

       The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days prior written notice.

       For the following Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

                   FUND                SUB-ADVISORY FEE (1)              ASSETS
                   ----                --------------------              ------
       Global Science and Technology      JANUARY 1, 2004
                                         THROUGH MARCH 31,
                                               2004
                                               0.35%

                                      EFFECTIVE APRIL 1, 2004
                                              0.500%(2)           ON FIRST $200 MILLION
                                              0.450%(2)            ON NEXT $300 MILLION
                                              0.400%(2)             OVER $500 MILLION

       Index Plus LargeCap                    0.203%              ON FIRST $500 MILLION
                                              0.191%               ON NEXT $250 MILLION
                                              0.180%              ON NEXT $1.25 BILLION
                                              0.169%                 OVER $2 BILLION

       Index Plus MidCap                      0.203%              ON FIRST $500 MILLION
                                              0.191%               ON NEXT $250 MILLION
                                              0.180%              ON NEXT $1.25 BILLION
                                              0.169%                 OVER $2 BILLION

       Index Plus SmallCap                    0.203%              ON FIRST $500 MILLION
                                              0.191%               ON NEXT $250 MILLION
                                              0.180%              ON NEXT $1.25 BILLION
                                              0.169%                 OVER $2 BILLION


  (1)  As a percentage of average net assets
  (2) For purposes of calculating fees under this Agreement, the assets of the series shall be aggregated with the assets of ING VP Global Science and Technology Portfolio, a series of ING Variable Portfolios, Inc., a registered investment company that is not a party to this Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two series and their respective Investment Sub-Adviser based on relative net assets.

       For the period January 3, 2004 though May 31, 2004, the Investment Adviser paid BlackRock sub-advisory fees as follows:

          FUND                          SUB-ADVISORY FEES
          ----                          -----------------
ING Global Science and Technology           $ 270,290


       For the period April 26, 2003 to January 2, 2004, Global Science and Technology Fund paid AIC a monthly fee in arrears equal to 0.35% as a percentage of the Fund's average daily net assets. Prior to April 26, 2003, Global Science and Technology paid AIC a monthly fee in arrears equal to 0.50% as a percentage of the Fund's average daily net assets. For the period April 26, 2003 to January 2, 2004, Global Science and Technology paid AIC as Sub-Adviser $151,905.

       For the year ended October 31, 2001 and for the period March 1, 2000 to October 31, 2000, ING IM, as the former investment adviser to Global Science and Technology Fund, paid AIC sub-advisory fees of $57,445 and $41,718, respectively for its services to the Fund. For the fiscal period ended May 31, 2002ING IM paid AIC (formerly Elijah Asset Management LLC) sub-advisory fees of $42,073 for its services to Global Science and Technology Fund. For the fiscal period ended May 31, 2003, ING Investments paid AIC sub-advisory fees of $69,161 for its services to ING Global Science and Technology Fund. On January 2, 2004, BlackRock Advisors, Inc. became Sub-Advisor to Global Science and Technology Fund.

       For the fiscal year June 1, 2003 through May 31, 2004, the Investment Adviser paid ING IM as Sub-Adviser the following:


             FUND                       SUB-ADVISORY FEES PAID
             ----                       ----------------------
             Index Plus LargeCap               $ 954,241
             Index Plus MidCap                 $ 286,109
             Index Plus SmallCap               $ 105,908


       For the fiscal year June 1, 2002, through May 31, 2003, the Investment Adviser paid ING IM as Sub-Adviser the following:


             FUND                       SUB-ADVISORY FEES PAID
             ----                       ----------------------
             Index Plus LargeCap               $ 695,638
             Index Plus MidCap                 $ 123,155
             Index Plus SmallCap               $  35,435


       For the period March 1, 2002 through May 31, 2002, the Investment Adviser paid ING IM, in its capacity as Sub-Adviser, the following:


             FUND                       SUB-ADVISORY FEES PAID
             ----                       ----------------------
             Index Plus LargeCap               $ 212,791
             Index Plus MidCap                 $  27,693
             Index Plus SmallCap               $   6,462

                             PROXY VOTING PROCEDURES

       The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The procedures and guidelines delegate to the Investment Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting procedures, which require the Investment Adviser to vote proxies in accordance with the Funds' proxy voting procedures and guidelines, an independent proxy voting service has been retained to assist in the voting of Funds' proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures guidelines of the Funds, including the procedures of the Investment Adviser, is attached hereto as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities for the one year period ending June 30th is available through the Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database ( WWW.SEC.GOV).

                        ADMINISTRATIVE SERVICES AGREEMENT

       ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for the Funds pursuant to Administrative Services Agreements. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the Sub-Advisers under the Sub-Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser.



       For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

       For the period June 1, 2003 through May 31, 2004, administrative service fees were paid to ING Funds Services, LLC, as follows:

                                TOTAL ADMINISTRATIVE                          NET ADMINISTRATIVE
FUND                               SERVICES FEES       ADMINISTRATOR WAIVER   SERVICES FEES PAID
-----                              -------------       --------------------   ------------------
Global Science and Technology         $  57,383                $  --               $  57,383
Index Plus LargeCap                   $ 377,351                $  --               $ 377,351
Index Plus MidCap                     $ 113,031                $  --               $ 113,031
Index Plus SmallCap                   $  41,840                $  --               $  41,840

       For the period June 1, 2002 through May 31, 2003, administrative service fees were paid to ING Funds Services, LLC as follows:

                                TOTAL ADMINISTRATIVE                          NET ADMINISTRATIVE
FUND                               SERVICES FEES       ADMINISTRATOR WAIVER   SERVICES FEES PAID
-----                              -------------       --------------------   ------------------
Global Science and Technology         $  12,203                $  --               $  12,203
Index Plus LargeCap                   $ 274,820                $  --               $ 274,820
Index Plus MidCap                     $  48,655                $  --               $  48,655
Index Plus SmallCap                   $  13,999                $  --               $  13,999


       Prior to April 1, 2002, ING IM provided administrative services to the Funds pursuant to administrative agreements. The services provided by ING IM included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV;
(6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.

     For the period November 1, 2001 through May 31, 2002 and the fiscal year ended October 31, 2001, administrative services fees paid to ING IM (in its capacity as the former administrator to the Funds) were as follows:

November 1, 2001 through May 31, 2002:


                                TOTAL ADMINISTRATIVE                          NET ADMINISTRATIVE
FUND                               SERVICES FEES       ADMINISTRATOR WAIVER   SERVICES FEES PAID
----                               -------------       --------------------   ------------------
Global Science and Technology         $   8,163                $  --               $   8,163
Index Plus LargeCap                   $ 226,969                $  --               $ 226,969
Index Plus MidCap                     $  22,238                $  --               $  22,238
Index Plus SmallCap                   $   6,428                $  --               $   6,428


For the year ended October 31, 2001:

                                TOTAL ADMINISTRATIVE                          NET ADMINISTRATIVE
FUND                                SERVICES FEES      ADMINISTRATOR WAIVER   SERVICES FEES PAID
-----                               -------------      --------------------   ------------------
Global Science and Technology         $  11,455              $     --              $  11,455
Index Plus LargeCap                   $ 414,320              $     --              $ 414,320
Index Plus MidCap                     $  19,422              $ 10,977              $   8,445
Index Plus SmallCap                   $   9,783              $  9,783              $      --

                              PRINCIPAL UNDERWRITER

       Shares of the Funds are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between the Company on behalf of the Funds and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Company and the Distributor have agreed to indemnify each other against certain liabilities. The Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and have no effect on the NAV of the Funds. ING Funds Distributor, LLC, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is a Delaware corporation and is an indirect wholly owned subsidiary of ING Groep N.V. and an affiliate of ING. Prior to January 1, 2002, Aeltus Capital, Inc. ("ACI"), 10 State House Square, Hartford, Connecticut 06103-3602, was the distributor for the Funds.

       For the period June 1, 2003 through May 31, 2004, fees were paid to ING Funds Distributor, LLC as follows:

FUND                                     TOTAL UNDERWRITING FEES
----                                     -----------------------
Global Science and Technology                  $   316,701
Index Plus LargeCap                            $ 1,090,515
Index Plus MidCap                              $   469,142
Index Plus SmallCap                            $   196,817

       For the period June 1, 2002 through May 31, 2003, fees were paid to ING Funds Distributor, LLC as follows:

FUND                                     TOTAL UNDERWRITING FEES
----                                     -----------------------
Global Science and Technology                   $   56,584
Index Plus LargeCap                             $  784,739
Index Plus MidCap                               $  184,373
Index Plus SmallCap                             $   67,612


       For the period January 1, 2002 through May 31, 2002, fees were paid to ING Funds Distributor LLC as follows:

FUND                                     TOTAL UNDERWRITING FEES
----                                     -----------------------
Global Science and Technology                   $   21,303
Index Plus LargeCap                             $  398,842
Index Plus MidCap                               $   53,011
Index Plus SmallCap                             $   14,365

       For the period November 1, 2001 through December 31, 2001, Shareholder Services fees were paid to ACI (principal underwriter to the Funds prior to January 1, 2002) as follows:


FUND                                     TOTAL UNDERWRITING FEES
----                                     -----------------------
Global Science and Technology                   $    8,039
Index Plus LargeCap                             $  166,957
Index Plus MidCap                               $   14,325
Index Plus SmallCap                             $    3,789
International Growth                            $   29,442

       The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly of indirectly, from the Fund's during the Fund's most recent fiscal year.

                                                          COMPENSATION ON
                                                          REDEMPTIONS AND
                         NAME OF       NET UNDERWRITING     REPURCHASES
                        PRINCIPAL       DISCOUNTS AND      (FOR CLASS O      BROKERAGE       OTHER
    FUND               UNDERWRITER       COMMISSIONS           SHARES)      COMMISSIONS   COMPENSATION
------------------------------------------------------------------------------------------------------
Global Science      ING Funds              $  4,282             N/A          $ 297            N/A
and Technology      Distributor, LLC

Index Plus          ING Funds              $ 19,894             N/A          $ 196            N/A
LargeCap            Distributor, LLC

Index Plus MidCap   ING Funds              $ 26,949             N/A          $  49            N/A
                    Distributor, LLC

Index Plus          ING Funds              $ 12,965             N/A          $ (16)(1)        N/A
SmallCap            Distributor, LLC


(1)  Negative commission would be due to corrective processing.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

       Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class O Shareholder Services Plan, ING Funds Distributor is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of each Fund. The Service Fee may be used by ING Funds Distributor to compensate ING DIRECT Securities Inc. for servicing and maintaining shareholder accounts. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and services expenses actually incurred.

       ING Funds Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.

       The Shareholder Services Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plan. No other interested person of the Funds has a financial interest in the Plan.

       In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, 2) the services provided to the Funds and its shareholders by ING Funds Distributor, and 3) ING Funds Distributor's shareholder distribution-related expenses and costs. In this regard, the Board considered organizational and personnel changes at ING IM during the past year that are expected to enhance the quality of its investment operations.

       Additional cash payments may be made by ING Funds Distributor to ING Direct for providing shareholder servicing and/or distribution services. Under this arrangement, ING Funds Distributor may pay ING Direct an additional 15% of the average daily net assets of the Class O shares of each Fund above the 25% discussed above.

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to ING Funds Distributor, LLC for the year ended May 31, 2004 were as follows:

       DISTRIBUTION EXPENSES              CLASS O
       ---------------------              -------
    GLOBAL SCIENCE AND TECHNOLOGY
Advertising                               $      84
Printing                                  $   1,595
Salaries & Commissions                    $   8,891
Broker Servicing                          $  16,024
Miscellaneous                             $   3,759
Total                                     $  30,353

         INDEX PLUS LARGECAP
Advertising                               $     200
Printing                                  $   3,791
Salaries & Commissions                    $  20,080
Broker Servicing                          $  38,377
Miscellaneous                             $  10,179
Total                                     $  72,627

          INDEX PLUS MIDCAP
Advertising                               $     366
Printing                                  $   6,947
Salaries & Commissions                    $  39,986
Broker Servicing                          $  41,877
Miscellaneous                             $  20,666
Total                                     $ 109,842

         INDEX PLUS SMALLCAP
Advertising                               $     253
Printing                                  $   4,802
Salaries & Commissions                    $  27,747
Broker Servicing                          $  28,795
Miscellaneous                             $  15,765
Total                                     $  77,362

       In addition to paying fees under the Funds' Distribution and Shareholder Services Plan, the Funds may pay service fees to intermediaries such as brokers-dealers, financial advisors, or other financial institutions, including affiliates of the Adviser (such as ING Funds Services, LLC) for administration, sub-transfer agency, and other shareholder services associated with investors whose shares are held of record in omnibus accounts. These additional fees paid by the Funds to intermediaries may take two forms: (1) basis point payments on net assets and/or (2) fixed dollar amount payments per shareholder account.

These may include payments for 401K sub-accounting services, networking fees, and omnibus account servicing fees.

       The Funds' Adviser or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Funds, including Fund affiliates. These amounts would be in addition to the Distribution and Shareholder Services Plan payments made by the Funds under the Distribution and Shareholder Services Plan, are in addition to trails and commissions. The payments made under these arrangements are paid out of the Adviser's or the Distributor's legitimate profits, and are intended to result in the promotion or distribution of Fund shares.

       Compensation paid by the Adviser or the Distributor may take the form of cash incentives and non-cash compensation, and may include, but are not limited to: cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; occasional entertainment; ticket charges; charitable contributions to charities supported by an intermediary; payment for travel expenses (including meals and lodging) incurred by sales personnel to locations appropriate under applicable NASD Rules for such seminars or training programs; radio and television shows regarding securities products; seminars for the public; business development and educational enhancement items such a software packages; prospecting lists; client appreciation events; advertising and sales campaigns (including printing and postage expenses) regarding one or more of the Funds or other funds managed by the Adviser; other events sponsored by dealers; and professional certifications and dues. The Distributor also may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor.

       Payment arrangements with financial institutions are generally structured in one of three ways: (1) as a percentage of net assets; (2) as a fixed dollar amount; or (3) as a percentage of gross sales.

                        PURCHASE AND REDEMPTION OF SHARES

       Class O shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

       Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of a Fund.

       Certain brokers or other designated intermediaries such as third party administrators or plan trustees may accept purchase and redemption orders on behalf of the Funds. The transfer agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such order may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

       If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

       Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

       A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

       Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.


                    BROKERAGE ALLOCATION AND TRADING POLICIES

       Subject to the supervision of the Board, ING IM (or BlackRock, in the case of ING Global Science and Technology Fund) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is ING IM and BlackRock's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. ING IM (or BlackRock, in the case of Global Science and Technology Fund) may also consider the sale of shares of the Funds and of other investment companies advised by ING IM as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to ING IM and BlackRock's duty to obtain best execution.

       ING IM (or BlackRock, in the case of Global Science and Technology Fund) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. ING IM and BlackRock consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of ING IM and BlackRock, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker.

In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the most favorable execution available, the Sub-Adviser may also take into account the quality of research and related services by executing brokers and make a good faith determination that the brokerage commissions paid by the Fund is reasonable in light of the research and other products and services the brokerage provides.

Research services furnished by brokers through whom the Funds effect securities transactions may be used by ING IM in servicing all of its accounts; not all such services will be used by ING IM or BlackRock to benefit the Funds.

       Consistent with federal law, ING IM or BlackRock may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of ING IM and BlackRock, as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ING IM or BlackRock's opinion as to which services and which means of payment are in the long-term best interests of their clients.

       ING IM may buy or sell the same security at or about the same time for a Fund and another advisory client of ING IM, including clients in which affiliates of ING IM have an interest. BlackRock may also buy or sell the same security at or about the same time for a Fund and another advisory client of BlackRock, including clients in which affiliates of BlackRock have an interest. Either ING IM or BlackRock, as the case may be, normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:*


             FUND                                  JUNE 1, 2003 THROUGH MAY 31, 2004
             ----                                  ---------------------------------
             Global Science and Technology                      $ 431,711
             Index Plus LargeCap                                $ 417,998
             Index Plus MidCap                                  $ 281,189
             Index Plus SmallCap                                $ 138,776


             FUND                                  JUNE 1, 2002 THROUGH MAY 31, 2003
             ----                                  ---------------------------------
             Global Science and Technology                      $  59,897
             Index Plus LargeCap                                $ 456,116
             Index Plus MidCap                                  $ 172,526
             Index Plus SmallCap                                $  84,023


             FUND                                  NOVEMBER 1, 2001 THROUGH MAY 31, 2002
             ----                                  -------------------------------------
             Global Science and Technology                        $  38,378
             Index Plus LargeCap                                  $ 616,286
             Index Plus MidCap                                    $  33,832
             Index Plus SmallCap                                  $   2,502


             FUND                                  FOR YEAR ENDED OCTOBER 31, 2001
             ----                                  -------------------------------
             Global Science and Technology(1)                   $  31,542
             Index Plus LargeCap                                $ 938,360
             Index Plus MidCap                                  $  40,785
             Index Plus SmallCap                                $  17,767


           (1) Global Science and Technology commenced operations on March 1, 2000.

            For the fiscal year ended May 31, 2004, commissions in the amount listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

             FUND                                  COMMISSIONS PAID ON TOTAL TRANSACTIONS
             ----                                  --------------------------------------
     Global Science and Technology                              $ 200,674
     Index Plus LargeCap                                        $  57,853

----------
* The Funds do not have any affiliated brokerage arrangements.

     Index Plus MidCap                                          $   1,509
     Index Plus SmallCap                                        $     ---

       The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

       During the fiscal years ended May 31, 2004 and 2003, the period from November 1, 2001 to May 31, 2002, and fiscal year ended October 31, 2001, none of the Funds used affiliated brokers to execute portfolio transactions.

       During the fiscal year ended May 31, 2004, the following Funds acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as March 31, 2004:

FUND                             SECURITY DESCRIPTION               MARKET VALUE
Global Science and Technology    None                               $        ---

Index Plus LargeCap              Bear Stearns and Co.               $    344,505
                                 Goldman Sachs Group LP             $  3,084,944
                                 JP Morgan Chase Securities         $  4,540,529
                                 Lehman Brothers Inc.               $    873,758
                                 Morgan Stanley & Co., Inc.         $  2,445,407

Index Plus MidCap                None                               $        ---

Index Plus SmallCap              Investment Technologies Group      $     87,360

                                 CODE OF ETHICS

       The Funds, the Investment Adviser and ING Funds Distributor, LLC have an adopted Code of Ethics (in compliance with Rule 17j-1 under the 1940 Act) governing personal trading activities of all Directors and officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. The Code of Ethics also prohibits short-term trading of the Funds by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. ING IM and BlackRock (for ING Global Science and Technology Fund) have each adopted their own Codes of Ethics to govern the personal trading activities of its personnel.

                        SHAREHOLDER ACCOUNTS AND SERVICES

SYSTEMATIC INVESTMENT

       The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $100 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

SHAREHOLDER INFORMATION

       The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

       Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

AUTOMATIC CASH WITHDRAWAL PLAN

       The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

CROSS INVESTING

       Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).

       DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in another Fund.

       SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

SIGNATURE GUARANTEE

       A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

       A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program), Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

       As noted in the Prospectuses, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

       Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

       Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

       The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

       If a significant event which is likely to impact the value of a foreign security held by a Fund occurs after the time at which the foreign market for such security closes but before the time that a Fund's NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security at the time a Fund calculates its NAV. The Board has adopted procedures under which the fair value of a foreign security may, upon the occurrence of a significant event or if the closing value is deemed unreliable, be determined as of the time a Fund calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. A research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV, and there can be no assurance that these analyses and/or models will accurately gauge the effect of subsequent events on closing price of a foreign security. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Funds are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations or the closing values are determined in good faith to be more accurate. Unless an event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV per share.

       Options on securities, currencies, futures and other financial instruments purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

       The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by ING Precious Metals Fund's custodian bank or other broker-dealers or banks approved by ING Precious Metals Fund, on each date that the NYSE is open for business.

       The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. A Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

       In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

       Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to a Fund. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.

                               TAX CONSIDERATIONS

       The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, Treasury Regulations issued there-under, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

       Each Fund intends to qualify as a regulated investment company under the Code. To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

       The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income, that qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

       The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

       If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

       DISTRIBUTIONS

       Dividends of investment company taxable income (including net short-term capital gains) generally are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction, and also may be eligible for federal income taxation at long-term capital gain rates in the case of individual shareholders, to the extent attributable to a Fund's dividend income from certain corporations, and if other applicable requirements are met, including, in the case of corporate dividends received deduction, a requirement that the dividends must have been paid by a U.S. corporation. However, the alternative minimum tax applicable to corporations may reduce the benefit of the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

       Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

       Distributions by a Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

       ORIGINAL ISSUE DISCOUNT

       Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

       Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

       FOREIGN CURRENCY TRANSACTIONS

       Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

       PASSIVE FOREIGN INVESTMENT COMPANIES

       A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute assets which produce passive (i.e., investment type) income or held for the production of passive income or 75% or more of its gross income is passive income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

       A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

       FOREIGN WITHHOLDING TAXES

       Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

       Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

       OPTIONS AND HEDGING TRANSACTIONS

       The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

       Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

       Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

       A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

       Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

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

       Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed before the end of the 30th day after the close of the Fund's taxable year, if certain conditions are met.

       Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

       SHORT SALES AGAINST THE BOX

       If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

       OTHER INVESTMENT COMPANIES

       It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

       SALE OR OTHER DISPOSITION OF SHARES

       Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

       In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

       BACKUP WITHHOLDING

       Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require (2) the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

       FOREIGN SHAREHOLDERS

       Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

       The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

       OTHER TAXES

       Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

       Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                       P(1 + T) (TO THE POWER OF n) = ERV

Where: P           = a hypothetical initial payment of $1,000,
       T           = the average annual total return,
       n           = the number of years, and
       ERV         = the ending redeemable value of a hypothetical $1,000
                     payment made at the beginning of the period.

                     These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

       Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                    P(1 + T) (TO THE POWER OF n) = ATV SUB(D)

Where: P           = a hypothetical initial payment of $1,000,
       T           = the average annual total return (after taxes on
                     distributions),
       n           = the number of years, and
       ATV SUB(D)  = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

       All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

       From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

       Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                    P(1 + T) (TO THE POWER OF n) = ATV SUB(DR)

Where: P           = a hypothetical initial payment of $1,000,
       T           = the average annual total return (after taxes on
                     distributions),
       n           = the number of years, and
       ATV SUB(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

       All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

       From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

       A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

       A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income.

ADDITIONAL PERFORMANCE QUOTATIONS

       Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge, if any, but may also show total return without giving effect to that charge. Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

       In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class O Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

       Class O shares were first offered on August 1, 2001. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Currently only International Growth Fund, Global Science and Technology Fund, Bond Fund, Index Plus Large Cap Fund, Index Plus Mid Cap Fund and Index Plus Small Cap Fund offer Class O shares to the public.

       The average total returns from commencement of operations to May 31, 2004 are as follows:

FUND NAME                              1 YEAR            5 YEARS            SINCE INCEPTION         INCEPTION DATE(1)
---------                              ------            -------            ---------------         -----------------
GLOBAL SCIENCE AND TECHNOLOGY
  Class O                               17.53%             N/A                  (10.38)%                08/06/2001
  Class O (after taxes on
  distributions)                        17.53%             N/A                  (10.38)%
  Class O (after taxes on
  distributions and sale of Fund
  shares)                               11.40%             N/A                   (8.68)%
INDEX PLUS LARGECAP
  Class O                               16.50%             N/A                   (2.36)%                08/01/2001
  Class O (after taxes on
  distributions)                        16.37%             N/A                   (2.65)%
  Class O (after taxes on
  distributions and sale of Fund
  shares)                               10.87%             N/A                   (2.16)%
INDEX PLUS MIDCAP
  Class O                               24.38%             N/A                    6.20%                 08/01/2001
  Class O (after taxes on
  distributions)                        24.36%             N/A                    6.07%
  Class O (after taxes on
  distributions and sale of Fund
  shares)                               15.88%             N/A                    5.25%
INDEX PLUS SMALLCAP
  Class O                               29.21%             N/A                    8.09%                 08/01/2001
  Class O (after taxes on
  distributions)                        29.21%             N/A                    8.01%
  Class O (after taxes on
  distributions and sale of Fund
  shares)                               18.98%             N/A                    6.92%

(1) The inception dates above represent the commencement of operations, which may not coincide with the effective date of the post-effective amendment to the registration statement with which the Funds were added.

                                    CUSTODIAN

       The Bank of New York, One Wall Street, New York, New York, 10286, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

       DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer and dividend-paying agent to the Funds.

                                  LEGAL COUNSEL

       Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       KPMG LLP serves as an independent registered public accounting firm for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110.

                              FINANCIAL STATEMENTS

              The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the fiscal year ended May 31, 2004 are incorporated by reference into this SAI. The company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                       APPENDIX A: PROXY VOTING PROCEDURES

                                    ING FUNDS


                     PROXY VOTING PROCEDURES AND GUIDELINES
                          Effective as of July 29, 2003
               As amended September 24, 2003 and December 17, 2003


I.     INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.    DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

III.   APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser's proxy procedures.

       A.     Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

       B.     Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

              1.     Votes in Accordance with Agent Recommendation

              In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

              2.     Non-Votes

              The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

              3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

              If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will request that each member of the Proxy Group and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined the Adviser's proxy voting procedures), in substantially the form attached hereto as Exhibit 2.

              If Counsel determines that a conflict of interest appears to exist with respect to any of member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or an Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist.

              If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.     CONFLICTS OF INTEREST

In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote in accordance with the Guidelines, or the Agent's recommendation, where applicable, so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.    REPORTING AND RECORD RETENTION

       A.     Reporting by the Funds
              Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

       B.     Reporting to the Boards
              At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal (1) that was voted contrary to the Guidelines or the recommendation of the Agent, if applicable; and (2) for which the Proxy Group initially recommended a vote contrary to the Guidelines, or the recommendation of the Agent where applicable, but which was ultimately voted in accordance with the Guideline or the recommendation of the Agent in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending a vote, contrary to the Guidelines or the recommendation of the Agent, if applicable.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.


Effective: July 29, 2003

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal?
     EXPLANATION:
                                                                  YES     NO
                                                                  / /     / /

2. To your knowledge, (1) does any ING Entity have a material business relationship with the Issuer or (2) is any ING Entity actively seeking to have a material business relationship with the Issuer?
     EXPLANATION:
                                                                  YES     NO
                                                                  / /     / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
     EXPLANATION:
                                                                  YES     NO
                                                                  / /     / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
     EXPLANATION:
                                                                  YES     NO
                                                                  / /     / /

NAME:                                              DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the issuer; (B) any company 5 % or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the issuer; (D) any officer, director, partner, copartner, or employee of the issuer; (E) if the issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC., ING Funds Distributor, LLC, Aeltus Investment Management, Inc., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, subsidiary or parent, or company under common control.

MATERIAL BUSINESS RELATIONSHIP means (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER.

** PLEASE FAX OR EMAIL TO KARLA BOS AT 480-477-2744 OR karla.bos@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY


                             PROXY VOTING PROCEDURES
                    Effective as of July 10, 2003, as amended


I.     INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to proxies for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.    ROLES AND RESPONSIBILITIES

       A.     Proxy Coordinator

       The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

       B.     Agent

       An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

       The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

       The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

       C.     Proxy Group

       The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

       A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

       A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

       For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any,
       (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

       If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

       If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

       D.     Investment Professionals

       The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.   VOTING PROCEDURES

       A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

       B.     Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

       C.     Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

              1.     Votes in Accordance with Agent Recommendation

              In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

              2.     Non-Votes

              The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

              3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

              If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

              4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.    CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.     REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

         NAME                               TITLE OR AFFILIATION
Stanley D. Vyner           Chief Investment Risk Officer and Executive Vice
                           President of ING Investments, LLC

Karla J. Bos               Acting Proxy Coordinator

Maria Anderson             Assistant Vice President - Manager Fund Compliance of
                           ING Funds Services, LLC

Michael J. Roland          Executive Vice President and Chief Financial Officer
                           of ING Investments, LLC

Todd Modic                 Vice President of Financial Reporting - Fund
                           Accounting of ING Funds Services, LLC

Theresa K. Kelety, Esq.    Counsel, ING Americas US Legal Services


Effective as of April 21, 2004

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 29, 2003
               As amended September 24, 2003 and December 17, 2003


I.     INTRODUCTION

The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives.

II.    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Voting on director nominees in uncontested elections                Case-by-Case

Separating Chairman and CEO                                         Case-by-Case

Shareholder proposals seeking a majority of independent directors       For

Shareholder proposals asking that board audit, compensation,            For
and/or nominating committees be composed exclusively of
independent directors

Shareholder proposals requiring directors to own a minimum amount   Case-by-Case
of company stock in order to qualify as a director or to remain on the board

Term of Office

   -  Shareholder proposals to limit the tenure of outside            Against
      directors

Age Limits

   -  Shareholder proposals to impose a mandatory retirement age        For
      for outside directors

Director and Officer Indemnification and Liability Protection       Case-by-Case

   -  Limit or eliminate entirely directors' and officers'            Against
      liability for monetary damages for violating the duty of
      care

   -  Proposals that would expand coverage beyond just legal          Against
      expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

   -  Proposals providing such expanded coverage in cases when a        For
      director's or officer's legal defense was unsuccessful if:

     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     (2)  Only if the director's legal expenses would be covered

PROXY CONTESTS

Voting for director nominees in contested elections                 Case-by-Case

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
Reimburse proxy solicitation expenses                               Case-by-Case

AUDITORS

Ratifying Auditors                                                      For

Non-Audit Services

   -  Approval of auditors when total non-audit fees exceed the     Case-by-Case
      total of audit fees, audit-related fees and permissible tax fees

Auditor Independence

   -  Shareholder proposals asking companies to prohibit their      Case-by-Case
      auditors from engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

   -  Shareholder proposals asking for mandatory audit firm           Against
      rotation

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

   -  Proposals to classify                                           Against

   -  Proposals to repeal classified boards and to elect all            For
      directors annually

Shareholder Ability to Remove Directors

   -  Proposals that provide that directors may be removed only       Against
      for cause

   -  Proposals to restore shareholder ability to remove directors      For
      with or without cause

   -  Proposals that provide that only continuing directors may       Against
      elect replacement to fill board vacancies

   -  Proposals that permit shareholders to elect directors to          For
      fill board vacancies

Cumulative Voting

   -  Proposals to eliminate cumulative voting                        Against

   -  Proposals to restore or permit cumulative voting              Case-by-Case

Shareholder Ability to Call Special Meetings

   -  Proposals to restrict or prohibit shareholder ability to        Against

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
      call special meetings

   -  Proposals that remove restrictions on the right of                For
      shareholders to act independently of management

Shareholder Ability to Act by Written Consent

   -  Proposals to restrict or prohibit shareholder ability to        Against
      take action by written consent

   -  Proposals to allow or make easier shareholder action              For
      by written consent

Shareholder Ability to Alter the Size of the Board

   -  Proposals that seek to fix the size of the board              Case-by-Case

   -  Proposals that give management the ability to alter the size    Against
      of the board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

   -  Proposals that ask a company to submit its poison pill for        For
      shareholder ratification

   -  Shareholder Proposals to redeem a company's poison pill       Case-by-Case

   -  Management Proposals to ratify a poison pill                  Case-by-Case

Fair Price Provisions

   -  Proposals to adopt fair price provisions                      Case-by-Case

   -  Fair price provisions with shareholder vote requirements        Against
      greater than a majority of disinterested shares

Greenmail

   -  Proposals to adopt antigreenmail charter or bylaw amendments      For
      or otherwise restrict a company's ability to make greenmail payments

   -  Antigreenmail proposals when they are bundled with other      Case-by-Case
      charter or bylaw amendments

Pale Greenmail                                                      Case-by-Case

Unequal Voting Rights

   -  Dual-class exchange offers                                      Against

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
   -  Dual-class recapitalizations                                    Against

Supermajority Shareholder Vote Requirement to Amend the Charter or
Bylaws

   -  Management proposals to require a supermajority shareholder     Against
      to approve charter and bylaw amendments

   -  Shareholder proposals to lower supermajority shareholder          For
      vote requirements for charter and bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

   -  Management proposals to require a supermajority shareholder     Against
      vote to approve mergers and other significant business
      combinations

   -  Shareholder proposals to lower supermajority shareholder          For
      vote requirements for mergers and other significant business combinations

White Squire Replacements                                               For

MISCELLANEOUS GOVERNANCE PROVISIONS

Shareholder proposals to adopt confidential voting, use                 For
independent tabulators, and use independent inspectors of election

Management proposals to adopt confidential voting                       For

Equal Access

   -  Shareholder proposals that would allow significant company        For
      shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on
      proxy proposals and director nominees, and in order to
      nominate their own candidates to the board

Bundled or "Conditioned" Proxy Proposals                            Case-by-Case

Shareholder Advisory Committees                                     Case-by-Case

CAPITAL STRUCTURE

Common Stock Authorization

   -  Proposals to increase the number of shares of common stock,   Case-by-Case
      taking into consideration whether intention exists to
      significantly dilute shareholders proportionate

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
      interest or to be unduly dilutive to shareholders'
      proportionate interest

   -  Proposals to increase the number of authorized shares of the    Against
      class of stock that has superior voting rights in companies that have dual-class capitalization structures

Stock Distributions: Splits and Dividends

   -  Management proposals to increase common share authorization       For
      for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares
      available for issuance given a company's industry and
      performance in terms of shareholder returns

Reverse Stock Splits

   -  Management proposals to implement a reverse stock split when      For
      the number of shares authorized for issue is proportionately reduced

   -  Proposals to implement a reverse stock split that do not      Case-by-Case
      proportionately reduce the number of shares of authorized
      for issue

Preferred Stock

   -  Proposals authorizing the creation of new classes of            Against
      preferred stock with unspecified voting, conversion,
      dividend distribution, and other rights ("blank check"
      preferred stock)

   -  Proposals to create blank check preferred stock in cases          For
      where the company expressly states that the stock will not be used as a takeover defense

   -  Proposals to authorize preferred stock in cases where the         For
      company specified the voting, dividend, conversion, and
      other rights of such stock and the terms of the preferred
      stock appear reasonable

   -  Proposals to increase the number of blank check preferred     Case-by-Case
      shares after analyzing the number of preferred shares
      available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock               For
placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of

                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock            For

Shareholder Proposals that Seek Preemptive Rights                   Case-by-Case

Debt Restructuring                                                  Case-by-Case

Share Repurchase Programs                                               For

Tracking Stock                                                      Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION                                 Case-by-Case

Management Proposals Seeking Approval to Reprice Options            Case-by-Case

Director Compensation                                               Case-by-Case

Employee Stock Purchase Plans                                       Case-by-Case

OBRA-Related Compensation Proposals

   -  Amendments that Place a Cap on Annual Grants or Amend             For
      Administrative Features

   -  Amendments to Add Performance-Based Goals                         For

   -  Amendments to Increase Shares and Retain Tax Deductions       Case-by-Case
      Under OBRA

   -  Approval of Cash or Cash-and-Stock Bonus Plan                     For

Shareholder Proposals to Limit Executive and Director Pay

   -  Proposals that seek additional disclosure of director pay         For
      information

   -  Proposals that seek additional disclosure of executive pay        For
      information

   -  All other proposals that seek to limit executive and          Case-by-Case
      director pay

Golden and Tin Parachutes

   -  Shareholder proposals to have golden and tin parachutes           For
      submitted for shareholder ratification

   -  All proposals to ratify or cancel golden or tin parachutes    Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                  For

401(k) Employee Benefit Plans                                           For
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
                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
Shareholder proposals to expense stock options, unless company has      For
already publicly committed to expensing options by a specific date

STATE OF INCORPORATION

Voting on State Takeover Statutes                                   Case-by-Case

Voting on Reincorporation Proposals                                 Case-by-Case

MERGERS AND CORPORATE RESTRUCTURINGS

Mergers and Acquisitions                                            Case-by-Case

Corporate Restructuring                                             Case-by-Case

Spinoffs                                                            Case-by-Case

Asset Sales                                                         Case-by-Case

Liquidations                                                        Case-by-Case

Appraisal Rights                                                        For

Changing Corporate Name                                                 For

Adjournment of Meeting

   -  Proposals to adjourn a meeting when the primary proposal is       For
      also voted FOR

MUTUAL FUND PROXIES

Election of Directors                                               Case-by-Case

Converting Closed-end Fund to Open-end Fund                         Case-by-Case

Proxy Contests                                                      Case-by-Case

Investment Advisory Agreements                                      Case-by-Case

Approving New Classes or Series of Shares                               For

Preferred Stock Proposals                                           Case-by-Case

1940 Act Policies                                                   Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction    Case-by-Case

Change Fundamental Investment Objective to Nonfundamental           Case-by-Case

Name Rule Proposals                                                 Case-by-Case

Disposition of Assets/Termination/Liquidation                       Case-by-Case
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
                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
Changes to the Charter Document                                     Case-by-Case

Changing the Domicile of a Fund                                     Case-by-Case

Change in Fund's Subclassification                                  Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without         For
Shareholder Approval

Distribution Agreements                                             Case-by-Case

Master-Feeder Structure                                                 For

Mergers                                                             Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement     Against

Reimburse Shareholder for Expenses Incurred                         Case-by-Case

Terminate the Investment Advisor                                    Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES                                     Case-by-Case

GLOBAL PROXIES

While a number of the foregoing Guidelines may be applied to both
U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Routine Management Proposals                                            For

   -  The opening of the shareholder meeting                            For

   -  That the meeting has been convened under local regulatory         For
      requirements

   -  The presence of quorum                                            For

   -  The agenda for the shareholder meeting                            For

   -  The election of the chair of the meeting                          For

   -  The appointment of shareholders to co-sign the minutes of         For
      the meeting

   -  Regulatory filings (E.G., to effect approved share                For
      issuances)

   -  The designation of inspector or shareholder                       For
      representative(s) of minutes of meeting

   -  The designation of two shareholders to approve and                For
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
                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
      sign minutes of meeting

   -  The allowance of questions                                        For

   -  The publication of minutes                                        For

   -  The closing of the shareholder meeting                            For

   -  Other similar routine management proposals                        For

Discharge of Management/Supervisory Board Members

   -  Management proposals seeking the discharge of management and      For
      supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other
      shareholders

Director Remuneration                                               Case-by-Case

   -  Proposals to approve the remuneration of directors as long        For
      as the amount is not excessive and there is no evidence of abuse

Approval of Financial Statements and Director and Auditor Reports

   -  Management proposals seeking approval of financial accounts       For
      and reports, unless there is concern about the company's
      financial accounts and reporting

Remuneration of Auditors

   -  Proposals to authorize the board to determine the                 For
      remuneration of auditors, unless there is evidence of
      excessive compensation relative to the size and nature of
      the company

Indemnification of Auditors                                           Against

Allocation of Income and Dividends

   -  Management proposals concerning allocation of income and the      For
      distribution of dividends, unless the amount of the
      distribution is consistently and unusually small or large

Stock (Scrip) Dividend Alternatives                                     For

   -  Stock (scrip) dividend proposals that do not allow for a        Against
      cash option unless management demonstrates that the cash
      option is harmful to shareholder value

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
                             PROPOSAL                                GUIDELINES
--------------------------------------------------------------------------------
Debt Issuance Requests                                              Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

   -  Debt issuances for companies when the gearing level is            For
      between zero and 100 percent

   -  Proposals where the issuance of debt will result in the       Case-by-Case
      gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

   -  Adoption of financing plans if they are in the best economic      For
      interests of shareholders

Related Party Transactions                                          Case-by-Case

   -  Approval of such transactions unless the agreement requests       For
      a strategic move outside the company's charter or contains unfavorable terms

Capitalization of Reserves

   -  Proposals to capitalize the company's reserves for bonus          For
      issues of shares or to increase the par value of shares

Amendments to Articles of Association                               Case-by-Case

   -  That are editorial in nature                                      For

   -  Where shareholder rights are protected                            For

   -  Where there is negligible or positive impact on shareholder       For
      value

   -  For which management provides adequate reasons for the            For
      amendments

   -  Which the company is required to do so by law (if                 For
      applicable)
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